UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01829

                              Columbia Acorn Trust
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                      ------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end:   12/31/04
                          ------------------

Date of reporting period:  12/31/04
                          ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



COLUMBIA ACORN FAMILY OF FUNDS
CLASS Z SHARES
ANNUAL REPORT
DECEMBER 31, 2004

MANAGED BY COLUMBIA WANGER ASSET MANAGEMENT, L.P.                          4


                                           COLUMBIA ACORN FUND
                                           COLUMBIA ACORN INTERNATIONAL
                                           COLUMBIA ACORN USA
                                           COLUMBIA ACORN INTERNATIONAL SELECT
                                           COLUMBIA ACORN SELECT
                                           COLUMBIA THERMOSTAT FUND

>LETTER TO SHAREHOLDERS FROM THE
 COLUMBIA ACORN TRUST BOARD OF TRUSTEES

      The Trustees of the Columbia Acorn Trust are pleased to present this annual report to shareholders of the Columbia Acorn Family of Funds ("Acorn Funds") for 2004.

      Your Trustees addressed several important shareholder issues during the year.

Renewal of Agreements/Expense Reductions

      Following an in-depth review and analysis, we unanimously approved the renewal of agreements with our investment adviser, Columbia Wanger Asset Management ("CWAM") and two other Columbia Management subsidiaries to manage investments and provide administrative, distribution and transfer agent services. We believe CWAM has consistently provided exceptional value to shareholders and that it will continue to do so under the present agreement, which preserves critical elements of the Firm's autonomy and commits it to focusing on managing the assets of the Acorn Funds.

      As part of the renewal process, we negotiated a minimum reduction of 25% in transfer agent fees paid by the Acorn Funds effective September 30, 2004. We also negotiated reductions in the advisory fee rates for Columbia Acorn Select and in the administrative fee rates for all Acorn Funds by the establishment of new break points. Further, the 12b-1 plan was changed to reduce annual charges to all Class A shareholders from 35 to 25 basis points and to all Class B shareholders from 100 to 85 basis points representing reductions of 28.6% and 15%, respectively. The administrative fee and 12b-1 plan reductions were effective August 1, 2004.

Increase in Minimum Investment for New Shareholders

      We decided to implement a plan to reduce future cash inflows into Columbia Acorn Fund and Columbia Acorn USA. The minimum investment for new shareholders is now $50,000. This action was taken to protect existing shareholders from the potential impairment of the investment process and performance, which could result if the large amounts of cash inflows experienced by these funds were to continue.

Trustee Independence

      The Securities and Exchange Commission ("SEC") issued new independence requirements in 2004 calling for independent trustees of mutual funds to represent at least 75% of the total number of trustees and also requiring an independent chairperson. Your Trustees have adhered to those hallmarks of governance for several years. We currently have seven independent trustees (including the chairperson) who are not affiliated in any way with entities of Bank of America Corporation ("B of A"), the parent of our investment adviser, distributor and transfer agent. Charles McQuaid and Ralph Wanger of our investment adviser, CWAM, are the only "interested" trustees.

New Chief Compliance Officer

      We recruited and appointed Robert Scales as Chief Compliance Officer ("CCO") of the Acorn Funds in April, 2004. This is a new position reporting directly to the Trustees through our Compliance Committee. Mr. Scales has experience as a lawyer in the securities and financial services industries and five years with the Enforcement Division of the SEC. He reviewed the policies and procedures of the B of A entities serving the Acorn Funds during 2004 and reported his findings to us. Mr. Scales is monitoring the performance of these B of A entities in 2005 under the direction and oversight of our Compliance Committee. He is reporting his findings to us on a regular basis.

Columbia Management Market Timing Charges

      Throughout 2004 we monitored the regulatory proceedings related to frequent trading brought against B of A entities by the SEC and the New York Attorney General. As we told you in our letter to shareholders dated March 23, 2004, complaints were filed against Columbia Management Advisors ("CMA"), which provides administrative services to the Acorn Funds and Columbia Funds Distributors ("CFD"), the distributor for the Acorn Funds. CWAM was not a party to these complaints. On February 9, 2005, the parties in those proceedings finalized settlement agreements that will result in advisory fee reductions for all of the Acorn Funds. In addition, CMA and CFD will pay a substantial amount in penalties. The distribution of that money to the Columbia family of funds and/or its shareholders will be determined by an independent distribution consultant ("IDC") acceptable to the SEC. The IDC will receive recommendations and comments from us before making the final determination regarding payments to any Acorn fund or its shareholders. We are hopeful this will be resolved in 2005.

      Certain provisions of the settlement agreements call for us to carry out special oversight procedures if we want CMA to provide services to the Acorn Funds in the future. These procedures, which we expect to follow voluntarily, relate to the review, negotiation and determination of management and other fees paid by the Acorn Funds and to the monitoring of compliance. Any incremental cost associated with these special procedures will be paid by Columbia Management.

      We also focused on the revised practices and control procedures of CFD directed at preventing improper trading activity. Reviews of those practices and controls were conducted by our independent legal counsel, our independent consultants and our CCO. Although there never can be absolute assurance that improper trading activity can always be identified or terminated, we believe that CFD has strengthened its internal practices and controls to identify and discourage such activity. We will continue to monitor CFD's control environment in 2005 through the direct involvement of our CCO and oversight of our Compliance Committee.

      As we all look forward to Acorn Funds' 35th consecutive year of serving shareholders, your Trustees remain dedicated and focused on the goal of providing exceptional value. We believe such value is delivered to shareholders through a rational investment philosophy and policy consistently applied by qualified investment management with the highest ethical standards.

      The Acorn Funds have established a record of providing a distinct investment opportunity among mutual funds. We are committed to preserving that opportunity in the years ahead.

      We thank our fellow shareholders for their continued interest and investment in the Acorn Funds.


/s/ Robert E. Nason

Robert E. Nason
INDEPENDENT CHAIRMAN OF THE BOARD OF TRUSTEES
COLUMBIA ACORN TRUST

Columbia Acorn Family of Funds Annual Report 2004
     Table of Contents

Columbia Acorn Family of Funds
     Performance At A Glance                                          4

Squirrel Chatter: The Miracle Year                                    5

Understanding Your Expenses                                           8

COLUMBIA ACORN FUND
     In a Nutshell                                                   10
     At a Glance                                                     11
     Major Portfolio Changes                                         22
     Statement of Investments                                        24

COLUMBIA ACORN INTERNATIONAL
     In a Nutshell                                                   12
     At a Glance                                                     13
     Major Portfolio Changes                                         36
     Statement of Investments                                        38
     Portfolio Diversification                                       42

COLUMBIA ACORN USA
     In a Nutshell                                                   14
     At a Glance                                                     15
     Major Portfolio Changes                                         43
     Statement of Investments                                        44

COLUMBIA ACORN INTERNATIONAL SELECT
     In a Nutshell                                                   16
     At a Glance                                                     17
     Major Portfolio Changes                                         49
     Statement of Investments                                        50
     Portfolio Diversification                                       52

COLUMBIA ACORN SELECT
     In a Nutshell                                                   18
     At a Glance                                                     19
     Major Portfolio Changes                                         53
     Statement of Investments                                        54

COLUMBIA THERMOSTAT FUND
     In a Nutshell                                                   20
     At a Glance                                                     21
     Statement of Investments                                        75
     Statement of Assets and Liabilities                             76
     Statement of Operations                                         77
     Statement of Changes in Net Assets                              78
     Financial Highlights                                            80
     Notes to Financial Statements                                   81

COLUMBIA ACORN FAMILY OF FUNDS
     Statements of Assets and Liabilities                            58
     Statements of Operations                                        59
     Statements of Changes in Net Assets                             60
     Financial Highlights                                            64
     Notes to Financial Statements                                   68

     Report of Independent Registered
       Public Accounting Firm                                        85
     Unaudited Information                                           86
     Change in Independent Registered
       Public Accounting Firm                                        87
     Columbia Acorn Family of Funds Information                      88
     Board of Trustees and Management
       of Columbia Acorn Funds                                       90

     >2004 Year-End Distributions

The following table details the funds' year-end distributions. The record date for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select was December 9, 2004. The ex-dividend date was December 10, 2004, and the payable date was December 13, 2004. For Columbia Thermostat Fund, the record date was December 23, 2004. The ex-dividend date was December 27, 2004, and the payable date was December 28, 2004.



                                     LONG-TERM        SHORT-TERM       ORDINARY     REINVESTMENT
                                    CAPITAL GAINS    CAPITAL GAINS      INCOME          PRICE
-------------------------------------------------------------------------------------------------
Columbia Acorn Fund                    $0.8319          $0.0491         $0.0176        $25.56
-------------------------------------------------------------------------------------------------
Columbia Acorn USA                     $0.1376           None            None          $24.43
-------------------------------------------------------------------------------------------------
Columbia Acorn Select                  $0.4398           None            None          $20.62
-------------------------------------------------------------------------------------------------
Columbia Thermostat Fund               $0.0011          $0.0079         $0.2891        $13.05
-------------------------------------------------------------------------------------------------


THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

Columbia Acorn Family of Funds
      >Performance At A Glance
       Class Z Average Annual
       Total Returns through 12/31/04



                                4TH                                                                LIFE
                              QUARTER*       1 YEAR         3 YEARS      5 YEARS     10 YEARS     OF FUND
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (6/10/70)                 12.44%        21.51%          15.34%       12.38%       16.71%       16.45%
------------------------------------------------------------------------------------------------------------
S&P 500                         9.23%        10.88%           3.59%       -2.30%       12.07%       12.09%
------------------------------------------------------------------------------------------------------------
Russell 2500                   14.22%        18.29%          12.27%        8.35%       13.75%          NA
------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index               11.44%        18.37%          10.44%        9.06%       12.98%          NA
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index               11.79%        15.44%           9.22%        5.65%       12.63%          NA
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)        16.73%        29.47%          17.10%        0.26%       10.68%       12.47%
------------------------------------------------------------------------------------------------------------
Citigroup EMI
Global ex-US                   16.70%        29.27%          23.11%        6.84%        6.71%        8.16%
------------------------------------------------------------------------------------------------------------
MSCI EAFE                      15.32%        20.25%          11.89%       -1.13%        5.62%        7.24%
------------------------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                16.27%        29.50%          22.74%        5.36%          NA           NA
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(9/4/96)                       14.26%        20.62%          13.09%        9.44%          --        14.77%
------------------------------------------------------------------------------------------------------------
Russell 2000                   14.09%        18.33%          11.48%        6.61%          --         9.81%
------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index               11.44%        18.37%          10.44%        9.06%          --        10.88%
------------------------------------------------------------------------------------------------------------
S&P 500                         9.23%        10.88%           3.59%       -2.30%          --         9.33%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (11/23/98)              13.26%        24.14%          14.43%       -1.63%          --        10.50%
------------------------------------------------------------------------------------------------------------
Citigroup World ex-US
Cap Range $2-10B               16.46%        25.22%          19.39%        6.21%          --         9.35%
------------------------------------------------------------------------------------------------------------
MSCI EAFE                      15.32%        20.25%          11.89%       -1.13%          --         3.70%
------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                    14.39%        18.59%          11.60%       -0.89%          --         4.99%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (11/23/98)              13.82%        18.58%          12.60%       11.48%          --        15.29%
------------------------------------------------------------------------------------------------------------
S&P MidCap 400                 12.16%        16.48%          10.53%        9.54%          --        12.11%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                   13.78%        14.03%           3.37%       -6.07%          --         6.24%
------------------------------------------------------------------------------------------------------------
S&P 500                         9.23%        10.88%           3.59%       -2.30%          --         2.17%
------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (9/25/02)                  5.83%         9.17%             --           --           --        14.57%
------------------------------------------------------------------------------------------------------------
S&P 500                         9.23%        10.88%             --           --           --        20.98%
------------------------------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index         0.77%         4.08%             --           --           --         6.23%
------------------------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index           7.76%         9.50%             --           --           --        16.90%
------------------------------------------------------------------------------------------------------------


*  Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. CITIGROUP WORLD EX-US CAP RANGE $2-$10B is a subset of the Broad Market Index, representing a mid-cap developed market index excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Funds' statement of additional information. It is not possible to invest directly in an index.

1-800-922-6769
                                        4

>Squirrel Chatter: THE MIRACLE YEAR

[Photo of Ralph Wanger]
                                                                  .
1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

      The journal, Annalen der Physik, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles was on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

      In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

      In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light.1 The photoelectric effect is explained by photons acting as particles, not as a wave.

      Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

RELATIVITY

      In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

      The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

         A sexy young techie named Fisk,
         Had a motion exceedingly brisk.
         So fast was his action
         The Lorentz contraction
         Shortened his rod to a disk.

      In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc2. That solved the paradox of radioactivity; Mme. Curie's radium was producing much more energy then could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

      So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

      The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

2004 SCARLET A WINNERS

Each year we honor those outside analysts who have provided advice and insight to our investment team on some of the top-performing stocks that we held in the Funds. The criteria for domestic stock Scarlet A winners was an annual gain of over 45% and a dollar gain of over $60 million across the Funds. On the international side, the stock needed to increase more than 50% and make more than $20 million for the Funds.

      Our thanks to Kindra Devaney Tartarsky, formerly with Fulcrum Partners, who suggested we look at teen retailer ABERCROMBIE & FITCH. In 2004, the stock was up 89% and had a dollar gain for the Funds of $66 million. Barry Sahgal, now with Gilford Securities, receives his second Scarlet A for natural gas producer ULTRA PETROLEUM. The stock had an annual gain of 95% and made over $62 million for the Funds. ESCO TECHNOLOGIES, a manufacturer of automatic electric meter readers, increased nearly 76% in 2004 and made over $60 million for the Funds. Richard Eastman of Robert W. Baird & Co. brought Esco to us three years ago and has provided superior coverage on this stock and the filtration industry ever since. PEOPLE'S BANK OF BRIDGEPORT gained 86% in 2004, earning nearly $64 million for the Funds. Our thanks to Sal DiMartino with Bear Stearns for recommending this stock to us 10 years ago.

      On the international side, ANGLO IRISH BANK made it a three-peat in 2004. The stock first won the Scarlet A for David Smith of Davy Stockbrokers in Dublin in 2002 and it's still going strong. For the year, the stock increased 56% and made $63 million for the Funds. Based in the United Kingdom, oil and gas producer TULLOW OIL had an impressive 94% gain for the year and made $36 million for the Funds. Credit goes to Tony Alves of KBC Peel Securities in

1-800-922-6769
                                        6

London and, making a second appearance on the 2004 Scarlet A list, Barry Sahgal. Marc de Natris of Fortis Bank is back among the Scarlet A winners this year. Marc received the "A" in 2000 and 2001 for different stocks. This year, we credit him for his help on AALBERTS INDUSTRIES, a Netherlands-based, diversified industrial company. Aalberts increased 91% and made nearly $35 million for the Funds. French postage meter machine manufacturer NEOPOST rounds out our international winners. The stock increased 57% in '04 and made $28 million for the Funds. Our thanks to Caroline Cohen of Deutsche Bank for the insight she provided on this stock.

COLUMBIA WAM NEWS

We are pleased to announce that Zach Egan has been named director of international research for Columbia Wanger Asset Management. In this position, Zach will provide leadership and quality control to Columbia Wanger's international research efforts. Congratulations Zach!

/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

--------------------------------------------------------------------------------
1 Planck and Einstein had discovered the quantum jump, which was the smallest thing that could possibly exist in the universe. Modern writers, for reasons difficult to explain, now use the phrase quantum jump to mean a big event. When non-scientists start throwing around scientific terms without understanding them, funny things happen. Don't get me started on the Heisenberg uncertainty principle.

      Incidentally, Albert Einstein's father, Hermann, was born in the Wurttemberg village of Buchau, where his family had lived for generations. Hermann moved 20 miles from Buchau to the city of Ulm, where Albert was born. My great-great grandfather, Joseph Kohn, was also from Buchau and he had many Einsteins in his family tree. I am very proud of the Einstein connection.

      Sources:
      "Einstein: A Celebration," seminar at the Aspen Institute, August 8-11, 2004.

      Einstein, Albert, "Ideas and Opinions," Crown Publishers, 1954.
      Kaku, Michio, "Einstein Cosmos: How Albert Einstein's Vision Transformed our Understanding of Space and Time," Atlas Books, 2004.

      "Discover" magazine, "Special Einstein Issue," September 2004. A special thanks to Doug Stone of Yale University for editing this essay.

      As of 12/31/04, fund positions, as a percent of net assets, in the holdings mentioned were as follows: ABERCROMBIE & FITCH: Columbia Acorn Fund, 0.4%; Columbia Acorn USA, 1.5%; Columbia Acorn Select, 3.6%. ULTRA
      PETROLEUM: Columbia Acorn Fund, 0.6%. ESCO TECHNOLOGIES: Columbia Acorn Fund, 0.6%; Columbia Acorn USA, 2.5%. PEOPLE'S BANK OF BRIDGEPORT:
      Columbia Acorn Fund, 0.9%. ANGLO IRISH BANK: Columbia Acorn Fund, 0.6%; Columbia Acorn International, 2.7%; Columbia Acorn International Select, 5.8%. TULLOW OIL: Columbia Acorn Fund, 0.3%; Columbia Acorn International, 1.0%. AALBERTS INDUSTRIES: Columbia Acorn Fund, 0.3%; Columbia Acorn International, 1.3%. NEOPOST: Columbia Acorn Fund, 0.2%; Columbia Acorn International, 1.4%; Columbia Acorn International Select, 4.1%.

>UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

>July 1, 2004 - December 31, 2004



                                      ACCOUNT VALUE AT           ACCOUNT VALUE AT
                                      THE BEGINNING OF              THE END OF                EXPENSES PAID           FUND'S
                                       THE PERIOD ($)             THE PERIOD ($)           DURING THE PERIOD ($)    ANNUALIZED
                                  ---------------------------------------------------------------------------------  EXPENSE
      CLASS Z SHARES               ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL     RATIO (%)*
-------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund               1,000.00    1,000.00       1,114.82      1,020.96        4.41          4.22          0.83
-------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International                     1,000.00    1,000.00       1,190.18      1,019.46        6.22          5.74          1.13
-------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn USA                1,000.00    1,000.00       1,097.98      1,019.46        5.96          5.74          1.13
-------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International Select              1,000.00    1,000.00       1,152.88      1,017.85        7.85          7.35          1.45
-------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Select             1,000.00    1,000.00       1,103.91      1,019.30        6.13          5.89          1.16
-------------------------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund          1,000.00    1,000.00       1,062.49      1,023.88        1.30          1.27          0.25
-------------------------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the funds' most recent fiscal half-year and divided by 366.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 12/31/04.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

1-800-922-6769
                                        8

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at WWW.COLUMBIAFUNDS.COM or by calling Shareholder Services at 800.922.6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.


      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table on Page 8 titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Columbia Acorn Fund
    >In a Nutshell

[Photo of Charles P. McQuaid]            [Photo of Robert A. Mohn]

Columbia Acorn Fund rose 21.51% in 2004. As shown on Page 4, the Fund beat all of its small-cap benchmarks and almost doubled the 10.88% return of the large-cap S&P 500. Solid stock picking, plus heavy weightings in energy, industrial and foreign stocks, produced good annual results. During the fourth quarter, Columbia Acorn Fund's 12.44% gain was slightly below the Russell 2500 small-cap benchmark. The Russell was boosted by returns from the smallest caps and more speculative companies. Columbia Acorn Fund was modestly ahead of the Lipper Small- and Mid-Cap Core Funds Indexes for the quarter.

      Great stock picks included retailer Urban Outfitters, riverboat casino operator Pinnacle Entertainment, and gaming equipment maker Shuffle Master. All more than doubled during the year because their earnings exceeded expectations. People's Bank of Bridgeport cashed out of its credit card business, enabling shareholders to cash in on an 86% gain. Handbag maker Coach bagged a 49% profit.

      Energy was our best performing group for the year. Quicksilver Resources, Southwestern Energy and Ultra Petroleum all about doubled, while our largest dollar winner, XTO Energy, jumped 57%. All of these stocks benefited from higher prices and higher production. Though we continue to be bullish on the group, during the fourth quarter we believed that oil prices were at a short-term speculative high and subject to a correction. Consequently, we trimmed our energy holdings, and swapped some oil producer stocks based on our valuation judgments. Believing that oil companies will increase capital spending, we also swapped some oil producers into oil service companies.

      A number of industrial companies also manufactured big profits in 2004. Industrial safety goods maker Mine Safety Appliances and water treatment equipment company Pentair each jumped over 90% while automatic electronic meter reader manufacturer Esco Technologies read nearly a 76% gain. We applaud our industrial goods and services analyst, Rob Chalupnik, for these picks. Due to what we believe to be reasonable valuations, a fairly good economy, and the weak dollar, we added to our domestic industrial holdings.

      The biggest loser for the year was Novell, a developer of open source software. The stock missed earnings targets and declined nearly 36% for the year. For the fourth quarter, drug company AtheroGenics was the biggest dollar loser. The stock was a big winner in the third quarter but gave back much of that gain in the fourth quarter when questions were raised about missing disclosure in trial results it released in September. The stock was off 29% for the three months. Educational toy manufacturer Leapfrog Enterprises missed its earnings and declined 40% in the quarter.

      Columbia Acorn's foreign stocks jumped 36.25% in the year. The UK's Tullow Oil rose 94%, rewarded by the market for its opportunistic acquisition of Energy Africa. Other foreign winners were driven by fine earnings gains: Dutch industrial company Aalberts Industries surged 91%, and Austrian brick producer Wienerberger delivered a solid 84% gain. Our largest foreign dollar winner, Anglo Irish Bank, a lender to small businesses, returned 56%. Columbia Acorn's foreign weighting remains at about 15%.

/s/ Charles P. McQuaid                       /s/ Robert A. Mohn

Charles P. McQuaid                           Robert A. Mohn
LEAD PORTFOLIO MANAGER                       CO-PORTFOLIO MANAGER

[Sidebar]

PEOPLE'S BANK SHOWS ITS CARDS

Columbia Acorn Fund co-manager Rob Mohn discovered People's Bank of Bridgeport back in 1994, finding an excellent credit card company inside what was then a troubled thrift. Rob noted that People's credit card operation had fast growth and low credit losses, and calculated that this undiscovered division accounted for nearly half of the value of the company. Since that time the credit card business had its ups and downs, while People's substantially improved its savings and loan business. In 2004 the company sold its credit card business at over a 15% premium to assets. Though additional upside is possible from cost cuts and remaining demutualization, we trimmed Columbia Acorn's position in the fourth quarter. The stock was up seven-fold from our initial purchase.

[End Sidebar]


SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: URBAN OUTFITTERS, 0.3%; PINNACLE ENTERTAINMENT, 0.3%; SHUFFLE MASTER, 0.2%; PEOPLE'S BANK OF BRIDGEPORT, 0.9%; COACH, 1.2%; QUICKSILVER RESOURCES, 0.2%; SOUTHWESTERN ENERGY, 0.2%; ULTRA PETROLEUM, 0.6%; XTO ENERGY, 1.8%; MINE SAFETY APPLIANCES, 0.3%; PENTAIR, 0.3%; ESCO TECHNOLOGIES, 0.6%; NOVELL, 0.6%; ATHEROGENICS, 0.2%; LEAPFROG ENTERPRISES, 0.0%; TULLOW OIL, 0.3%; ENERGY AFRICA, 0.0%; AALBERTS INDUSTRIES, 0.3%; WIENERBERGER, 0.3%; ANGLO IRISH BANK, 0.6%.

1-800-922-6769
                                       10

Columbia Acorn Fund
       >At a Glance                                         Ticker Symbol: ACRNX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
       >through December 31, 2004


                          1 YEAR     5 YEARS   10 YEARS
                          ------     -------   --------
 Returns before taxes     21.51%      12.38%    16.71%

 Returns after taxes      20.81       11.35     14.69
 on distributions

 Returns after taxes      14.73       10.33     13.88
 on distributions and
 sale of fund shares

 S&P 500 (pretax)         10.88       -2.30     12.07

 Russell 2500 (pretax)    18.29        8.35     13.75

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services                   20.7%
Industrial Goods/Services                 14.6%
Other*                                     8.8%
Finance                                   13.2%
Energy/Minerals                            9.3%
Health Care                                8.6%
Real Estate                                2.2%
Information                               22.6%
  Software/Services                       10.2%
  Computer Related Hardware                6.8%
  Telecommunications                       3.2%
  Media                                    2.4%


*Other includes cash and other assets less liabilities of 7.5%. Foreign equities within the portfolio were 15.0% diversified by country as follows: 9.0% Europe; 0.5% Asia without Japan; 2.1% Canada; 1.2% Japan; 0.5% Australia/New Zealand; 1.7% Emerging Markets.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS Z)
        >June 10, 1970 through December 31, 2004

This graph compares the results of $50,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV ON 12/31/04: $26.45
TOTAL NET ASSETS OF THE FUND: $13,841.5 MILLION

[MOUNTAIN CHART]

                        AVERAGE ANNUAL TOTAL RETURN
                 ------------------------------------------
                  1 YEAR   5 YEARS  10 YEARS  LIFE OF FUND
                  21.51%    12.38%    16.71%      16.45%


                       COLUMBIA        CITIGROUP
                         ACORN         EMI GLOBAL
                     INTERNATIONAL       EX-US
                     -------------    -----------
  6/10/1970           $50000.00         $50000.00
  6/30/1970            48474.80          49099.10
                       52586.20          52874.90
                       56115.40          55405.40
  9/30/1970            60114.10          57405.90
                       59581.00          56929.00
                       60847.20          59810.60
 12/31/1970            67933.40          63381.00
                       74766.90          66123.50
                       79188.60          66891.90
  3/31/1971            85102.50          69528.40
                       91152.40          72231.10
                       86379.70          69409.10
  6/30/1971            86986.60          69641.00
                       86447.10          66944.90
                       88200.40          69541.60
  9/30/1971            87857.30          69230.30
                       82581.80          66520.90
                       78388.50          66534.20
 12/31/1971            89142.40          72449.70
                       93262.50          73940.10
                       98243.90          75987.00
  3/31/1972           100596.00          76616.30
                      103364.00          77133.00
                      104125.00          78656.60
  6/30/1972           102810.00          77126.40
                       97607.30          77490.70
                       95649.50          80352.40
  9/30/1972            94810.50          80147.10
                       94600.70          81094.30
                       98726.00          85002.60
 12/31/1972            96838.20          86208.30
                       91350.60          84923.20
                       84417.40          81929.00
  3/31/1973            82817.50          81995.20
                       75274.80          76868.00
                       68189.20          77576.80
  6/30/1973            68189.20          77265.50
                       76073.00          80405.40
                       72775.40          77663.00
  9/30/1973            84125.00          80981.70
                       87345.90          81114.20
                       74385.90          72118.40
 12/31/1973            73849.10          73542.70
                       75553.00          73019.30
                       75940.50          72966.40
  3/31/1974            75088.10          71469.30
                       69121.30          68905.70
                       64626.90          66825.60
  6/30/1974            62534.70          66063.90
                       58591.10          61830.90
                       53107.90          55882.30
  9/30/1974            48486.40          49443.60
                       60079.30          57757.00
                       57181.10          54935.10
 12/31/1974            53421.30          54080.60
                       61857.50          60956.50
                       64477.90          64845.00
  3/31/1975            65113.10          66494.40
                       68210.00          69879.40
                       74641.90          73211.40
  6/30/1975            79723.90          76709.10
                       75530.50          71767.40
                       71120.50          70502.10
  9/30/1975            68234.00          68302.90
                       70799.80          72767.60
                       71120.50          74821.10
 12/31/1975            69757.40          74211.70
                       81428.30          83247.20
                       89854.70          82545.10
  3/31/1976            94797.10          85327.20
                       94716.10          84664.80
                       97308.90          83724.20
  6/30/1976           102494.00          87433.80
                       98981.30          87016.40
                       99308.00          86857.40
  9/30/1976           103636.00          89096.40
                       99634.70          87440.40
                      106086.00          87082.70
 12/31/1976           115233.00          91971.40
                      120456.00          87619.20
                      116177.00          86022.80
  3/31/1977           119551.00          85121.90
                      122430.00          85473.00
                      124899.00          83797.00
  6/30/1977           133044.00          87937.20
                      132208.00          86844.20
                      128890.00          85353.70
  9/30/1977           128144.00          85486.20
                      123333.00          82154.20
                      133701.00          84750.90
 12/31/1977           135857.00          85386.90
                      127644.00          80484.90
                      128903.00          78855.30
  3/31/1978           133770.00          81173.80
                      144596.00          88493.60
                      150470.00          89308.40
  6/30/1978           150470.00          88082.90
                      160750.00          93216.80
                      177461.00          96018.80
  9/30/1978           173728.00          95714.10
                      142596.00          87367.50
                      154133.00          89242.20
 12/31/1978           158883.00          90997.60
                      166785.00          95031.80
                      162919.00          91978.00
  3/31/1979           181880.00          97462.90
                      182525.00          98085.60
                      185286.00          95945.90
  6/30/1979           200658.00         100119.00
                      207526.00         101464.00
                      224262.00         107320.00
  9/30/1979           226493.00         107777.00
                      210315.00         100874.00
                      228074.00         105670.00
 12/31/1979           238952.00         107929.00
                      252391.00         114640.00
                      253012.00         114633.00
  3/31/1980           211292.00         103484.00
                      222783.00         108274.00
                      236966.00         113845.00
  6/30/1980           245558.00         117448.00
                      260633.00         125616.00
                      271164.00         126888.00
  9/30/1980           283485.00         130624.00
                      289382.00         133267.00
                      308969.00         147463.00
 12/31/1980           312971.00         143011.00
                      307026.00         137030.00
                      305624.00         139408.00
  3/31/1981           325594.00         144985.00
                      327229.00         142183.00
                      333185.00         142548.00
  6/30/1981           320923.00         141653.00
                      308440.00         141945.00
                      289668.00         133751.00
  9/30/1981           270658.00         127160.00
                      288004.00         134022.00
                      294777.00         139554.00
 12/31/1981           290024.00         135976.00
                      279277.00         134201.00
                      271986.00         126696.00
  3/31/1982           267732.00         126033.00
                      276239.00         131730.00
                      271499.00         127239.00
  6/30/1982           268461.00         125331.00
                      263728.00         123099.00
                      278566.00         138043.00
  9/30/1982           282931.00         139766.00
                      312982.00         155849.00
                      337796.00         162149.00
 12/31/1982           341038.00         165269.00
                      359996.00         171416.00
                      377453.00         175344.00
  3/31/1983           387901.00         181823.00
                      402317.00         196145.00
                      425329.00         194442.00
  6/30/1983           438886.00         202007.00
                      428018.00         196045.00
                      419431.00         198993.00
  9/30/1983           426944.00         201736.00
                      411783.00         199404.00
                      426273.00         203610.00
 12/31/1983           426944.00         202550.00
                      414180.00         201418.00
                      398069.00         194330.00
  3/31/1984           401490.00         197695.00
                      401063.00         199569.00
                      386520.00         188527.00
  6/30/1984           397085.00         192621.00
                      391319.00         190229.00
                      437874.00         211241.00
  9/30/1984           438595.00         211288.00
                      439892.00         212103.00
                      437009.00         209731.00
 12/31/1984           445225.00         215256.00
                      493972.00         232028.00
                      502261.00         234870.00
  3/31/1985           498730.00         235023.00
                      499191.00         234804.00
                      528664.00         248370.00
  6/30/1985           535535.00         252259.00
                      543124.00         251895.00
                      538323.00         249742.00
  9/30/1985           515712.00         241932.00
                      538478.00         253107.00
                      573942.00         270462.00
 12/31/1985           585712.00         283552.00
                      599240.00         285135.00
                      632604.00         306445.00
  3/31/1986           663338.00         323543.00
                      674679.00         319899.00
                      695881.00         336917.00
  6/30/1986           707143.00         342614.00
                      673911.00         323450.00
                      694908.00         347436.00
  9/30/1986           660022.00         318714.00
                      674572.00         337089.00
                      682508.00         345482.00
 12/31/1986           684215.00         336473.00
                      737822.00         381783.00
                      789319.00         396867.00
  3/31/1987           801491.00         408320.00
                      775274.00         404690.00
                      794563.00         408201.00
  6/30/1987           824712.00         428816.00
                      854899.00         450537.00
                      899388.00         467349.00
  9/30/1987           902593.00         457101.00
                      675436.00         358658.00
                      665445.00         329134.00
 12/31/1987           714613.00         354140.00
                      735112.00         369038.00
                      794406.00         386241.00
  3/31/1988           796830.00         374304.00
                      818212.00         378445.00
                      806970.00         381717.00
  6/30/1988           849732.00         399238.00
                      855720.00         397721.00
                      839281.00         384221.00
  9/30/1988           867716.00         400590.00
                      874158.00         411745.00
                      861718.00         405876.00
 12/31/1988           891851.00         412957.00
                      929625.00         443197.00
                      948511.00         432154.00
  3/31/1989           961266.00         442236.00
                     1004680.00         465196.00
                     1040490.00         484016.00
  6/30/1989          1021120.00         481273.00
                     1079720.00         524722.00
                     1107110.00         534983.00
  9/30/1989          1132470.00         532810.00
                     1066790.00         520442.00
                     1087840.00         531055.00
 12/31/1989          1113410.00         543806.00
                     1041290.00         507300.00
                     1054260.00         513831.00
  3/31/1990          1086170.00         527451.00
                     1054780.00         514289.00
                     1130010.00         564434.00
  6/30/1990          1148430.00         560625.00
                     1131900.00         558830.00
                      979516.00         508320.00
  9/30/1990           875407.00         483578.00
                      854794.00         481518.00
                      888714.00         512646.00
 12/31/1990           918371.00         526928.00
                      973073.00         549874.00
                     1052590.00         589196.00
  3/31/1991          1095170.00         603464.00
                     1130410.00         604895.00
                     1183700.00         630988.00
  6/30/1991          1132670.00         602080.00
                     1185010.00         630147.00
                     1229880.00         645072.00
  9/30/1991          1231020.00         634281.00
                     1269930.00         642806.00
                     1233860.00         616905.00
 12/31/1991          1353200.00         687460.00
                     1425790.00         674649.00
                     1477750.00         683419.00
  3/31/1992          1467300.00         670091.00
                     1422880.00         689772.00
                     1428980.00         693150.00
  6/30/1992          1394140.00         682837.00
                     1446560.00         710731.00
                     1423400.00         696191.00
  9/30/1992          1448620.00         704385.00
                     1525140.00         706803.00
                     1614190.00         730869.00
 12/31/1992          1681050.00         739640.00
                     1753390.00         746025.00
                     1748520.00         756194.00
  3/31/1993          1843050.00         772145.00
                     1796850.00         753484.00
                     1944870.00         773642.00
  6/30/1993          1967050.00         775908.00
                     1957060.00         772781.00
                     2086230.00         802107.00
  9/30/1993          2147140.00         795966.00
                     2228860.00         812421.00
                     2144690.00         804677.00
 12/31/1993          2224440.00         814408.00
                     2235610.00         842091.00
                     2208500.00         819237.00
  3/31/1994          2101660.00         783519.00
                     2119200.00         793568.00
                     2095280.00         806591.00
  6/30/1994          2023530.00         786818.00
                     2088900.00         812659.00
                     2185300.00         845972.00
  9/30/1994          2157940.00         825285.00
                     2149890.00         843826.00
                     2066220.00         813096.00
 12/31/1994          2058750.00         825159.00
                     2020070.00         846555.00
                     2085660.00         879551.00
  3/31/1995          2115940.00         905505.00
                     2139490.00         932167.00
                     2205080.00         969422.00
  6/30/1995          2294230.00         991938.00
                     2405710.00        1024830.00
                     2431220.00        1027410.00
  9/30/1995          2480520.00        1070770.00
                     2376810.00        1066940.00
                     2444820.00        1113780.00
 12/31/1995          2487030.00        1135230.00
                     2527270.00        1173870.00
                     2626020.00        1184760.00
  3/31/1996          2677220.00        1196160.00
                     2819860.00        1213800.00
                     2920440.00        1245100.00
  6/30/1996          2863750.00        1249850.00
                     2716050.00        1194630.00
                     2819940.00        1219830.00
  9/30/1996          2923830.00        1288490.00
                     2908990.00        1324030.00
                     2990620.00        1424110.00
 12/31/1996          3047850.00        1395890.00
                     3155250.00        1483090.00
                     3114720.00        1488760.00
  3/31/1997          2972870.00        1433310.00
                     2989080.00        1518870.00
                     3226180.00        1611350.00
  6/30/1997          3374110.00        1683540.00
                     3546960.00        1817490.00
                     3563400.00        1715670.00
  9/30/1997          3836720.00        1809630.00
                     3723690.00        1749200.00
                     3723690.00        1830170.00
 12/31/1997          3809260.00        1861600.00
                     3742000.00        1882190.00
                     4015530.00        2017950.00
  3/31/1998          4266640.00        2121280.00
                     4329420.00        2142620.00
                     4165750.00        2105800.00
  6/30/1998          4254890.00        2191330.00
                     4013830.00        2168000.00
                     3281560.00        1854550.00
  9/30/1998          3424830.00        1973360.00
                     3597670.00        2133880.00
                     3745480.00        2263200.00
 12/31/1998          4038430.00        2393620.00
                     4036030.00        2493710.00
                     3853880.00        2416210.00
  3/31/1999          3894620.00        2512880.00
                     4213380.00        2610190.00
                     4280490.00        2548560.00
  6/30/1999          4509220.00        2690000.00
                     4574710.00        2606000.00
                     4441300.00        2593110.00
  9/30/1999          4417050.00        2522020.00
                     4550450.00        2681620.00
                     4873060.00        2736130.00
 12/31/1999          5386280.00        2897280.00
                     5255470.00        2751710.00
                     5644980.00        2699620.00
  3/31/2000          5409530.00        2963720.00
                     5223500.00        2874550.00
                     5113040.00        2815580.00
  6/30/2000          5310520.00        2884990.00
                     5332110.00        2839890.00
                     5720690.00        3016280.00
  9/30/2000          5816290.00        2857040.00
                     5668260.00        2844960.00
                     5370030.00        2620670.00
 12/31/2000          5928040.00        2633500.00
                     6038270.00        2726930.00
                     5886710.00        2478280.00
  3/31/2001          5621480.00        2321280.00
                     6117490.00        2501670.00
                     6375830.00        2518430.00
  6/30/2001          6466180.00        2457140.00
                     6343650.00        2432950.00
                     6091580.00        2280640.00
  9/30/2001          5265370.00        2096470.00
                     5489420.00        2136450.00
                     5913030.00        2300330.00
 12/31/2001          6291780.00        2320480.00
                     6231960.00        2286620.00
                     6154540.00        2242520.00
  3/31/2002          6604960.00        2326860.00
                     6590890.00        2185790.00
                     6393830.00        2169690.00
  6/30/2002          6070090.00        2015120.00
                     5352240.00        1858050.00
                     5397980.00        1870250.00
  9/30/2002          5077760.00        1666990.00
                     5292410.00        1813710.00
                     5633750.00        1920470.00
 12/31/2002          5454280.00        1807640.00
                     5327600.00        1760290.00
                     5243150.00        1733880.00
  3/31/2003          5310010.00        1750710.00
                     5770980.00        1894920.00
                     6182690.00        1994760.00
  6/30/2003          6372710.00        2020210.00
                     6671820.00        2055820.00
                     7023710.00        2095920.00
  9/30/2003          6942780.00        2073660.00
                     7509320.00        2190970.00
                     7752120.00        2210240.00
 12/31/2003          7945920.00        2326170.00
                     8234730.00        2368860.00
                     8393230.00        2401780.00
  3/31/2004          8520020.00        2365550.00
                     8217120.00        2328410.00
                     8365050.00        2360360.00
  6/30/2004          8660600.00        2406260.00
                     8219810.00        2326620.00
                     8212760.00        2336030.00
  9/30/2004          8586550.00        2361330.00
                     8801650.00        2397410.00
                     9355280.00        2494410.00
 12/31/2004          9654977.00        2579293.00

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. XTO ENERGY                                               1.8%
Natural Gas Producer

2. INTERNATIONAL GAME TECHNOLOGY                            1.7%
Slot Machines & Progressive Jackpots

3. COACH                                                    1.2%
Designer & Retailer of Branded Leather Accessories

4. EXPEDITORS INTERNATIONAL OF WASHINGTON                   1.1%
International Freight Forwarder

5. AMERICREDIT                                              1.0%
Auto Lending

6. PEOPLE'S BANK OF BRIDGEPORT                              0.9%
Connecticut Savings & Loan

7. CHICO'S FAS                                              0.8%
Women's Specialty Retail

8. TCF FINANCIAL                                           0.8%
Great Lakes Bank

9. ITT EDUCATIONAL SERVICES                                 0.8%
Postsecondary Degree Programs

10. LINCARE HOLDINGS                                       0.8%
Home Health Care Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International
        >In a Nutshell

[Photo of P. Zachary Egan]                      [Photo of Louis J. Mendes III]

      Columbia Acorn International rose 29.47% in 2004, the Fund's fourth best year in absolute terms since inception. As shown on Page 4, the Fund finished slightly ahead of the Citigroup EMI Global ex-US benchmark Index and substantially outperformed the large-cap MSCI EAFE Index. During the fourth quarter, Columbia Acorn International's 16.73% gain matched the EMI benchmark and slightly outperformed the large-cap MSCI EAFE Index. A weak U.S. dollar, particularly against the euro, aided performance, contributing 6.8 percentage points of 2004's 29.47% return and 7.6 percentage points of the fourth quarter's 16.73% return. Columbia Acorn International did not do any currency hedging during the past year and does not anticipate doing so in the year ahead.

      As in past years, the Fund's biggest percentage winners in 2004 came from very different industries and regions of the world. Edgars Consolidated Stores, a South African retailer first purchased in 2004, returned 153% for the year and 83% in the fourth quarter alone, on strong earnings growth. Another new 2004 purchase, Natura Cosmeticos, a manufacturer and direct seller of Brazilian cosmetics, rallied 139% for the year and 44% in the fourth quarter.

      ComfortDelGro, a Singaporean transport company expanding into taxicab franchises in China, was the third best annual performer, returning 107%. Within Europe, Amplifon, an Italian manufacturer of hearing aids, surged 100%. Other winners included Aalberts Industries, discussed separately on this page, which rose over 90%, and Tullow Oil, an UK-based oil exploration company benefiting from the rise in energy prices.

      Technology-related stocks were among the leading detractors to portfolio performance during the year. ASE Test, a Taiwanese tester of semiconductor devices, was the Fund's largest percentage loser, declining 55% on weak earnings. Ngai Lik Industrial, a Hong Kong-based manufacturer of audio equipment, declined 37% as higher raw material costs squeezed margins. Another loser was Kappa Create, a Japanese sushi chain operator. Rising over 50% from January to June, the stock declined sharply in the second half when increased competition caused reduced sales, ending the year down 31%.

      International small caps have outperformed large caps for a fifth year in a row and valuations are now close to long-term average valuations relative to large caps, whereas two years ago they traded at a moderate discount. Fortunately, our international small-cap universe is comprised of more than 4,400 potential investment opportunities. With a dedicated team of nine international analysts, we feel we have the resources to sift through this universe and find attractive investments for our shareholders.

  /s/ P. Zachary Egan                       /s/ Louis J. Mendes III

 P. Zachary Egan                           Louis J. Mendes III
 CO-PORTFOLIO MANAGER                      CO-PORTFOLIO MANAGER

[Sidebar]

AALBERTS BENEFITS FROM EXPANSION
--------------------------------------------------------------------------------

Aalberts Industries is a Netherlands-based, diversified industrial company that manufactures valves and fittings for water, energy and gas distribution and heat treats specialty metal components. Aalberts has taken advantage of an industrial slowdown in Western Europe to consolidate its markets, while developing world-class manufacturing facilities in Central and Eastern Europe, where its revenues have grown 30% annually. Given the continued high level of infrastructure investments in countries like Poland and the Czech Republic, we believe Aalberts will continue to outperform. The stock gained 91% in the year, not your typical Dutch treat.

[End Sidebar]

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: EDGARS CONSOLIDATED STORES, 0.9%; NATURA COSMETICOS, 0.9%; COMFORTDELGRO, 0.7%; AMPLIFON, 0.7%; AALBERTS INDUSTRIES, 1.3%; TULLOW OIL,1.0%; ASE TEST, 0.4%; NGAI LIK INDUSTRIAL, 0.2%; KAPPA CREATE, 0.6%.

1-800-922-6769
                                       12

Columbia Acorn International
        >At a Glance                                        Ticker Symbol: ACINX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
        >through December 31, 2004


                         1 YEAR      5 YEARS    10 YEARS
                         ------      ------     --------
 Returns before taxes     29.47%      0.26%      10.68%

 Returns after taxes      29.49      -0.60        9.78
 on distributions

 Returns after taxes      19.57      -0.12        9.11
 on distributions and
 sale of fund shares

 Citigroup EMI Global     29.27       6.84        6.71
 ex-US (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
        >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services                       23.0%
Finance                                       13.8%
Information                                   11.4%
Other*                                         6.1%
Energy/Minerals                                8.1%
Health Care                                    6.8%
Transporation                                  2.6%
Real Estate                                    1.0%
Utilities                                      0.8%
Industrial Goods/Services                     26.4%

*Cash and other assets less liabilities

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS Z)
        >September 23, 1992 through December 31, 2004

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the Citigroup EMI Global ex-US, Citigroup's Index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV AS OF 12/31/04: $29.03
TOTAL NET ASSETS OF THE FUND: $2,075.0 MILLION

[MOUNTAIN CHART]

                               AVERAGE ANNUAL TOTAL RETURN
                       -------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS  LIFE OF FUND
                        29.47%     0.26%     10.68%    12.47%

                   Columbia Acorn         Citigroup EMI
                   International           Global ex-US
                   --------------         -------------
 9/23/1992          $10000.00               $10000.00
 9/30/1992           10010.00                10113.30
                     10380.00                 9490.19
                     10570.00                 9509.53
12/31/1992           10690.00                 9646.31
                     10780.00                 9731.97
                     11460.00                10078.80
 3/31/1993           12000.00                11092.80
                     12450.00                12111.10
                     12910.00                12753.50
 6/30/1993           12920.00                12264.40
                     12920.00                12641.60
                     13760.00                13293.70
 9/30/1993           13910.00                13016.00
                     14560.00                12970.40
                     14620.00                11885.90
12/31/1993           15940.00                12649.90
                     16630.00                13915.50
                     16570.00                14012.20
 3/31/1994           15850.00                13782.80
                     15960.00                14195.90
                     15870.00                13990.00
 6/30/1994           15550.00                14283.00
                     15980.00                14451.50
                     16481.40                14615.90
 9/30/1994           16491.50                14198.70
                     16521.70                14439.10
                     15606.00                13606.00
12/31/1994           15334.40                13688.90
                     14640.10                13132.10
                     14549.50                12906.90
 3/31/1995           14811.10                13416.70
                     15263.90                13820.10
                     15505.40                13633.60
 6/30/1995           15726.80                13478.90
                     16582.20                14236.00
                     16411.00                13886.40
 9/30/1995           16823.80                13984.50
                     16300.30                13581.10
                     16068.70                13694.40
12/31/1995           16703.00                14223.50
                     17357.40                14546.80
                     17881.00                14726.40
 3/31/1996           18203.20                15033.20
                     18787.10                15811.00
                     19340.90                15688.00
 6/30/1996           19592.60                15692.20
                     18967.90                15074.60
                     19240.40                15226.60
 9/30/1996           19361.50                15309.50
                     19553.30                15212.80
                     20088.40                15458.70
12/31/1996           20152.90                15201.70
                     20636.00                14980.70
                     20892.90                15284.60
 3/31/1997           20584.60                15095.30
                     20286.50                14893.60
                     21170.30                15768.20
 6/30/1997           21807.50                16173.00
                     21951.10                16016.90
                     20788.10                15313.60
 9/30/1997           21660.30                15560.90
                     20487.00                14801.00
                     20268.90                14111.60
12/31/1997           20190.30                13816.00
                     20475.70                14249.80
                     22122.60                15327.40
 3/31/1998           23857.20                16068.00
                     24351.30                16197.80
                     24768.50                16336.00
 6/30/1998           24334.70                15759.90
                     24491.40                15660.40
                     21368.40                13601.80
 9/30/1998           20428.20                13300.60
                     21111.00                14216.60
                     22308.70                14707.10
12/31/1998           23304.90                15019.30
                     23842.20                14914.30
                     23125.80                14635.30
 3/31/1999           23573.50                15268.00
                     24983.90                16200.60
                     25140.60                15801.30
 6/30/1999           27222.30                16416.10
                     28190.90                16946.70
                     29001.80                17243.70
 9/30/1999           29486.10                17166.30
                     30758.80                17008.80
                     35365.30                17620.90
12/31/1999           41761.10                18820.10
                     41607.50                18462.30
                     48297.80                19172.40
 3/31/2000           46808.40                19256.70
                     41359.20                17992.50
                     38286.00                17616.80
 6/30/2000           40170.90                18686.10
                     39669.10                18067.20
                     40562.60                18585.20
 9/30/2000           38494.10                17630.60
                     35630.00                16564.00
                     32730.10                15834.50
12/31/2000           33402.30                16452.10
                     34914.90                16758.80
                     32408.00                16108.00
 3/31/2001           29284.80                14860.50
                     30419.20                15833.10
                     30223.20                15801.30
 6/30/2001           28746.50                15265.30
                     27591.00                14817.60
                     27034.60                14777.60
 9/30/2001           23353.90                12853.00
                     24466.60                13375.20
                     25850.50                13925.10
12/31/2001           26349.80                14039.80
                     25707.80                13785.60
                     25636.50                14016.30
 3/31/2002           26977.50                14929.50
                     27862.00                15240.40
                     27747.90                15728.10
 6/30/2002           26646.10                15103.60
                     23854.00                13822.90
                     23496.10                13740.00
 9/30/2002           21405.60                12471.70
                     21491.50                12753.50
                     22150.20                13230.20
12/31/2002           22107.40                13072.70
                     21561.90                12853.00
                     20987.70                12623.60
 3/31/2003           20686.20                12500.70
                     22566.80                13679.20
                     24433.00                14845.30
 6/30/2003           25133.50                15399.30
                     25681.50                15947.80
                     26835.00                16710.40
 9/30/2003           27844.40                17474.40
                     29978.50                18745.50
                     30800.50                19086.80
12/31/2003           32675.00                20265.30
                     33641.10                20993.40
                     34910.10                21717.30
 3/31/2004           34924.50                22249.20
                     34174.70                21501.80
                     34290.00                21504.60
 6/30/2004           35543.50                22195.40
                     34625.40                21412.00
                     34785.70                21642.70
 9/30/2004           36243.00                22449.60
                     37554.50                23137.60
                     40410.80                24958.50
12/31/2004           42305.30                26197.80

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                           2.7%
Small Business & Middle Market Banking

2. Rhoen-Klinikum (Germany)                             1.8%
Hospital Management

3. Neopost (France)                                     1.4%
Postage Meter Machines

4. Grafton Group (Ireland)                              1.4%
Builders, Wholesalers & DIY Retailing

5. Billabong International (Australia)                  1.3%
Surfwear Apparel Manufacturer

6. Kerry (Ireland)                                      1.3%
Food Ingredients

7. Aalberts Industries (Netherlands)                    1.3%
Flow Control & Heat Treatment

8. SES Global (Luxembourg)                              1.2%
Satellite Broadcasting Services

9. Housing Development Finance (India)                  1.2%
Premier Mortgage Lender in India

10. Exel (United Kingdom)                               1.2%
Global Logistics & Freight Forwarding

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA
        >In a Nutshell

[Photo of Robert A. Mohn]

      Columbia Acorn USA ended the fourth quarter up 14.26%. For the year, the Fund returned 20.62%. Fund performance topped the benchmark Russell 2000 for both time periods. See Page 4 for more performance information. There was a great deal of pessimism about the market and the political environment going into the quarter and many investors were hanging out on the sidelines. After the elections, the money came back into the markets, fueling a fierce fourth quarter rally.

      Some of our biggest winners for the quarter were health care stocks. Lincare Holdings, a provider of home health care services, increased 44% in the quarter on news of a higher than expected government dispensing fee for respiratory medication. For the year, Lincare had a 42% gain. Edwards Lifesciences' heart valves were big sellers, pumping the stock up 23% in the fourth quarter and 37% for the year.

      Technology stocks also had a strong quarter. Micros Systems, a developer of reservation systems used in hotels and restaurants, gained 56% in the quarter and was up 80% for the year. On the telecom side, Western Wireless ended the year up 59%, gaining 13% in the quarter (and even more so far in 2005 on news that Alltel will be buying the company).

      While slightly cooler in the fourth quarter, energy stocks were strong 2004 performers. Quicksilver Resources, a natural gas producer, was up an impressive 128% for the year and 13% for the quarter. Chicago Bridge & Iron, discussed separately on this page, was added to the Fund in '04 and immediately went to work. For the year the stock was up 55%, gaining 33% in the fourth quarter.

      The laggards for the year included southeast supermarket chain Winn Dixie Stores, down 58%. The Fund no longer holds the stock. Novell, a developer of open source software, failed to meet earnings targets and declined 36% for the year. Last quarter we mentioned drug company AtheroGenics' strong performance. The stock gave back some of its third quarter gain, falling 29% in the fourth quarter (but up nearly 3% for the year) as questions were raised about missing disclosure in trial results it released in September.

      Generally speaking, we think companies are operating in a healthy economy that should provide growth going forward. We will continue to search for what we believe are winning small-cap stocks selling at good prices.

/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

[Sidebar]

WHAT'S IN A NAME
--------------------------------------------------------------------------------
Chicago Bridge & Iron is not based in Chicago and does not make bridges. The company is a leading designer and manufacturer of tanks used to convert liquified natural gas (LNG) into the pipeline gas used to heat our homes and generate electricity. The last LNG terminal built in the United States was constructed more than 15 years ago so Chicago Bridge & Iron's conversion expertise has not been considered particularly valuable. As a result of the natural gas shortage that has developed in recent years, however, more than 20 new LNG terminals have been proposed. Chicago Bridge & Iron's specialized skills are now attracting attention. The stock rose 55% in Columbia Acorn USA in 2004.

[End Sidebar]

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: LINCARE HOLDINGS, 1.2%; EDWARDS LIFESCIENCES, 2.7%; MICROS SYSTEMS, 2.6%; WESTERN WIRELESS, 2.5%; ALLTEL, 0.0%; QUICKSILVER RESOURCES, 2.6%; CHICAGO BRIDGE & Iron, 1.5%; WINN DIXIE STORES, 0.0%; NOVELL, 1.0%; ATHEROGENICS, 0.7%.

1-800-922-6769
                                       14

Columbia Acorn USA
       >At a Glance                                         Ticker Symbol: AUSAX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
       >through December 31, 2004

                                                LIFE OF
                         1 YEAR      5 YEARS      FUND
                         ------      ------    ---------
 Returns before taxes     20.62%     9.44%       14.77%

 Returns after taxes      20.52      9.23        14.05
 on distributions

 Returns after taxes      13.53      8.10        12.83
 on distributions and
 sale of fund shares

 Russell 2000 (pretax)    18.33      6.61         9.81

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.


COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
        >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services                                      17.4%
Health Care                                                  14.0%
Other*                                                        8.9%
Energy/Minerals                                              11.7%
Finance                                                      10.0%
Industrial Goods/Services                                     9.2%
Information                                                  28.8%
     Software/Services                                13.2%
     Telecommunications                                7.6%
     Computer Related Hardware                         5.4%
     Media                                             2.6%

*Other includes cash and other assets less liabilities of 8.4%.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS Z)
        >September 4, 1996 through December 31, 2004

This graph compares the results of $50,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV AS OF 12/31/04: $25.20
TOTAL NET ASSETS OF THE FUND: $870.7 MILLION

[MOUNTAIN CHART]

                       AVERAGE ANNUAL TOTAL RETURN
                    ----------------------------------
                    1 YEAR   5 YEARS    LIFE OF FUND
                    20.62%    9.44%       14.77%

                    Columbia
                    Acorn USA        Russell 2000
                   ----------        ------------
  9/4/1996         $50000.00          $50000.00
 9/30/1996          53600.00           52040.30
                    54050.00           51238.30
                    56300.00           53349.30
12/31/1996          58250.00           54747.60
                    61050.00           55841.80
                    59600.00           54487.80
 3/31/1997          57400.00           51916.70
                    57100.00           52061.40
                    62550.00           57853.20
 6/30/1997          66600.00           60332.70
                    70000.00           63140.00
                    71750.00           64584.80
 9/30/1997          76700.00           69312.00
                    75700.00           66267.10
                    75850.00           65838.40
12/31/1997          77065.50           66990.90
                    75383.50           65933.60
                    81601.80           70809.10
 3/31/1998          87004.50           73729.50
                    89960.70           74137.20
                    86138.00           70144.40
 6/30/1998          87625.20           70291.90
                    82959.40           64601.40
                    69679.80           52057.30
 9/30/1998          70756.50           56131.20
                    73268.90           58420.60
                    77011.80           61481.20
12/31/1998          81525.30           65285.60
                    78881.20           66153.20
                    74474.40           60795.10
 3/31/1999          75080.40           61744.20
                    80478.70           67277.10
                    83673.60           68259.90
 6/30/1999          88251.10           71346.50
                    90239.20           69389.00
                    84109.20           66820.70
 9/30/1999          84330.10           66835.30
                    89300.40           67106.10
                    94049.90           71113.00
12/31/1999         100295.00           79163.00
                    95265.40           77891.70
                    99337.10           90754.30
 3/31/2000          99097.60           84770.90
                    87840.60           79669.80
                    82631.20           75026.50
 6/30/2000          84170.10           81566.70
                    83741.30           78942.40
                    88825.80           84965.80
 9/30/2000          88213.20           82468.60
                    88274.40           78787.20
                    83128.70           70699.60
12/31/2000          91276.10           76771.40
                    97034.50           80768.40
                    96850.70           75468.90
 3/31/2001          94522.90           71777.20
                   105978.00           77392.30
                   111920.00           79294.60
 6/30/2001         115045.00           82032.60
                   116270.00           77592.20
                   113084.00           75086.10
 9/30/2001          96728.20           64978.60
                    96973.20           68781.20
                   102732.00           74106.00
12/31/2001         108851.00           78680.10
                   110156.00           77861.70
                   106428.00           75727.80
 3/31/2002         115499.00           81814.20
                   117239.00           82559.80
                   110653.00           78895.60
 6/30/2002         104005.00           74981.00
                    89839.40           63656.60
                    88534.70           63494.50
 9/30/2002          81949.00           58934.70
                    85863.10           60824.30
                    93318.70           66252.40
12/31/2002          88721.10           62563.60
                    87416.40           60832.00
                    86235.90           58993.90
 3/31/2003          86422.30           59753.60
                    94871.90           65419.20
                   104813.00           72439.60
 6/30/2003         106490.00           73750.50
                   111523.00           78365.10
                   117674.00           81958.00
 9/30/2003         114940.00           80445.20
                   126744.00           87200.70
                   129540.00           90295.30
12/31/2003         130534.00           92127.20
                   137306.00           96129.80
                   137928.00           96991.50
 3/31/2004         136996.00           97895.40
                   133641.00           92904.30
                   138984.00           94383.00
 6/30/2004         143395.00           98357.80
                   134635.00           91735.00
                   132709.00           91263.50
 9/30/2004         137804.00           95548.00
                   141718.00           97428.80
                   151969.00          105880.00
12/31/2004         157449.00          109014.00

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. AmeriCredit                                            3.1%
Auto Lending

2. Edwards Lifesciences                                   2.7%
Heart Valves

3. Micros Systems                                         2.6%
Information Systems for Restaurants & Hotels

4. Quicksilver Resources                                  2.6%
Natural Gas & Coal Seam Gas Producer

5. Western Wireless                                       2.5%
Rural Cellular Phone Services

6. Esco Technologies                                      2.5%
Automatic Electric Meter Readers

7. ITT Educational Services                               2.2%
Postsecondary Degree Programs

8. Crown Castle International                             1.9%
Communication Towers

9. Commonwealth Telephone                                 1.9%
Rural Phone Franchises & CLEC

10. Kronos                                                1.7%
Labor Management Solutions

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECT
     >IN A NUTSHELL

[Photo of Todd M. Narter]       [Photo of Christopher J. Olson]

International markets continued to surge in the fourth quarter. Columbia Acorn International Select increased 13.26% for the three months, underperforming the 16.46% increase in the benchmark Citigroup World ex-US Cap Range $2-10B Index. The relative underperformance was due in large part to holding some cash in a strong market. We opted to take profits in a number of positions in the Fund during the fourth quarter to look for better values elsewhere. We believe that the Fund is well positioned for future growth. The Fund finished 2004 up 24.14%, a solid return but behind the 25.22% return for the Citigroup World ex-US Cap Range $2-10B Index.

      Letting our winners run was a successful strategy this past year. For the third year in a row, Anglo Irish Bank was the Fund's largest contributor to performance. The stock finished the year up 56% and is the Fund's largest position. Other significant winners include large holdings with great franchises. Neopost, a maker of franking machines in France, the Fund's second largest position, had another strong year, up 58%. Tenaris, a maker of steel pipes for the oil and gas industry jumped 49%. Lion Nathan, the major beer brewer and distributor in Australia and New Zealand, rose 54% and Daito Trust Construction (discussed separately on this page), a major apartment builder and manager in Japan, finished the year up 62%.

      Several stocks in the portfolio reduced the Fund's gains. Topping the list of poor performers in the Fund this year was Sugi Pharmacy, a drugstore chain in Japan. Shares were down 13% as the company reported higher costs than expected during its expansion program. Funai Electric, a maker of consumer electronic products in Japan, was down 11% as the retail environment in the United States was weaker than expected. Other weak performers included Venture, an electronic manufacturing services company in Singapore, down 15% and Compass Group, a catering services provider in the UK, which fell 29% on an earnings downgrade driven by a weak dollar and issues with a supplier.

      Share prices have risen strongly in the past two years. While stocks are not as cheap as they once were, we continue to find well-run companies with good strategies and strong balance sheets that we believe will be good investments.


   /s/ Todd M. Narter               /s/ Christopher J. Olson

   Todd M. Narter                   Christopher J. Olson
   CO-PORTFOLIO MANAGER             CO-PORTFOLIO MANAGER

[Sidebar]

A DAITO YOU CAN TRUST
--------------------------------------------------------------------------------

Daito Trust Construction builds and manages residential property in Japan. The company's unique business model encompasses construction of lease apartments for landowners, as well as tenant recruitment and property management. The real estate market during the past year has improved in metropolitan areas, with prices firming and vacancy rates improving. While the average Japanese consumer remains frugal, demand for rental housing has strengthened and contributed to a recovery in residential property. This shift has been a boon to Daito, not only from construction, but from leasing and management of rental units as well. The stock achieved stellar performance, appreciating 62% during the past 12-month period.

[End Sidebar]

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: ANGLO IRISH BANK, 5.8%; NEOPOST, 4.1%; TENARIS, 2.4%; LION NATHAN, 3.4%; DAITO TRUST CONSTRUCTION, 3.1%; SUGI PHARMACY, 1.9%; FUNAI ELECTRIC, 2.1%; VENTURE, 0.8%; COMPASS GROUP, 1.8%.

1-800-922-6769
                                       16

COLUMBIA ACORN INTERNATIONAL SELECT
     >AT A GLANCE                                           TICKER SYMBOL: ACFFX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2004

                                                LIFE OF
                         1 YEAR      5 YEARS     FUND
                         ------      -------    -------
 Returns before taxes    24.14%      -1.63%      10.50%

 Returns after taxes     24.23       -1.68       10.44
 on distributions

 Returns after taxes     15.95       -1.38        9.21
 on distributions and
 sale of fund shares

 Citigroup World         25.22        6.21        9.35
 ex-US Cap Range
 $2-10B (pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services             19.4%
Finance                             17.4%
Other*                              11.7%
Information                         12.3%
Energy/Minerals                      6.6%
Health Care                          5.0%
Transportation                       1.0%
Industrial Goods/Services           26.6%

*     Other includes cash and other assets less liabilities of 10.1%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
(CLASS Z)
     >November 23, 1998 through December 31, 2004

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the Citigroup World ex-US Cap Range $2-10B Index, a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV ON 12/31/04: $18.02

TOTAL NET ASSETS OF THE FUND: $58.3 MILLION

[MOUNTAIN CHART]

                  AVERAGE ANNUAL TOTAL RETURN
              ------------------------------------
              1 YEAR     5 YEARS      LIFE OF FUND
              24.14%     -1.63%          10.50%

                                       CITIGROUP WORLD
               COLUMBIA ACORN            EX-US CAP
             INTERNATIONAL SELECT       RANGE $2-10B
             --------------------       ------------
11/23/1998        10000.00               10000.00
11/30/1998        10140.00               10045.10
12/31/1998        11000.00               10338.80
                  11790.00               10309.80
                  11590.00               10051.80
 3/31/1999        11980.00               10449.20
                  12240.00               11032.40
                  12170.00               10566.60
 6/30/1999        13109.80               10952.70
                  13510.80               11362.00
                  13771.40               11489.60
 9/30/1999        13621.00               11529.70
                  14132.20               11535.10
                  16998.70               11864.40
12/31/1999        19975.50               12771.70
                  19664.80               12154.30
                  24245.20               12310.70
 3/31/2000        23092.60               12679.70
                  21258.40               12171.70
                  18923.10               11975.80
 6/30/2000        19852.50               12610.80
                  19469.00               12203.10
                  20266.30               12586.30
 9/30/2000        19236.90               12168.00
                  18479.90               11791.00
                  16128.30               11439.80
12/31/2000        17309.20               11998.20
                  17874.30               11938.60
                  15825.50               11505.00
 3/31/2001        13706.00               10607.50
                  14412.50               11390.60
                  14382.20               11293.20
 6/30/2001        13763.20               10999.40
                  13062.40               10723.40
                  12778.00               10626.20
 9/30/2001        10624.60                9391.94
                  11305.10                9769.16
                  11924.70               10118.30
12/31/2001        12280.20               10140.10
                  11650.50                9840.78
                  11508.30                9990.63
 3/31/2002        11914.60               10562.20
                  12290.40               10755.60
                  12432.60               11097.30
 6/30/2002        12046.60               10712.10
                  10746.50                9752.72
                  10949.60                9729.61
 9/30/2002        10147.20                8859.06
                  10126.90                9017.25
                  10380.80                9476.41
12/31/2002        10451.90                9209.34
                   9944.05                8978.22
                   9527.60                8810.27
 3/31/2003         9629.18                8659.79
                  10533.20                9425.05
                  11447.30               10100.90
 6/30/2003        11526.70               10389.10
                  11709.60               10806.10
                  12217.90               11429.10
 9/30/2003        12675.30               11900.10
                  13620.60               12818.90
                  13905.20               12926.80
12/31/2003        14820.00               13781.40
                  15094.50               14071.10
                  15745.00               14409.50
 3/31/2004        15846.60               14969.90
                  15531.50               14460.40
                  15551.90               14420.30
 6/30/2004        15958.10               14786.00
                  15590.60               14225.70
                  15590.60               14356.60
 9/30/2004        16244.00               14817.80
                  16723.90               15317.00
                  17775.50               16527.60
12/31/2004        18398.30               17257.40

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                     5.8%
Small Business & Middle Market Banking

2. Neopost (France)                               4.1%
Postage Meter Machines

3. Komercni Banka (Czech Republic)                3.7%
Leading Czech Universal Bank

4. Exel (United Kingdom)                          3.7%
Global Logistics & Freight Forwarding

5. Lion Nathan (Australia)                        3.4%
Beer Brewer/Distributor

6. Depfa Bank (Ireland)                           3.3%
International Public Sector Finance

7. Daito Trust Construction (Japan)               3.1%
Apartment Builder

8. Hoya (Japan)                                   2.9%
Opto-electrical Components & Eyeglass Lenses

9. Shimano (Japan)                                2.9%
Bicycle Components & Fishing Tackle

10. SES Global (Luxembourg)                       2.7%
Satellite Broadcasting Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECT
     >IN A NUTSHELL

[Photo of Ben Andrews]

It was a good quarter and year for Columbia Acorn Select. The Fund gained 13.82% during the fourth quarter, outperforming the S&P MidCap 400's 12.16% return and the S&P 500's 9.23% gain. For the year, Columbia Acorn Select was up 18.58% vs. a 16.48% gain for the S&P MidCap 400 and a 10.88% return for the S&P 500.

      McAfee, ITT Educational Services and Abercrombie & Fitch all did well for the Fund in the quarter and in the year. McAfee was up 83% for the 12 months while ITT Educational Services increased 66%. Together these two stocks made up a third of the Fund's return for the year. Abercrombie & Fitch, up an impressive 90% in the year, was another big contributor to Fund performance.

      On the downside, Skillsoft Publishing cost the Fund one half of a percent of performance in the quarter as the stock slid due to continued pricing pressure from its largest competitor, Netg. For the year, the largest detractors to performance were Synopsys, down 42%, and Interpublic Group, down 32%. We are evaluating whether or not Synopsys has turn around potential. Interpublic Group was sold in the quarter.

      During the fourth quarter, Oracle purchased one of the Fund's holdings, PeopleSoft, after a lengthy and much publicized takeover battle. During the 17-month negotiation process for PeopleSoft, its board of directors received a lot of bad press for not having the shareholders' best interests in mind. Our Firm's due diligence refuted this and we backed the board. In the end, the board's moves did put its customer and shareholder interests first when trying to negotiate with a very adversarial suitor. We received the cash proceeds from the PeopleSoft transaction two days before the end of the quarter, which increased the Fund's cash at quarter end to an unusually high level. We feel comfortable operating Columbia Acorn Select with a cash position of between 4% and 10%.

      We added six new names to the portfolio during the quarter while deleting one (PeopleSoft). New ideas include an investment in the cable industry with UnitedGlobalCom and Liberty Media International. Both stocks focus on serving foreign markets. The Fund also purchased IAC/InterActiveCorp, one of the five big Internet companies in the industry, as its stock price reached a two-year low. FMC Technologies was added as we believe offshore deep-water oil drilling will increase over the next several years. The Fund also purchased Aspect Communications and AnswerThink.

   /s/ Ben Andrews

   Ben Andrews
   LEAD PORTFOLIO MANAGER

[Sidebar]

TCF FINANCIAL'S INNOVATIVE APPROACH
--------------------------------------------------------------------------------

TCF Financial was one of Columbia Acorn Select's big winners, rising 29% in 2004. TCF does banking a little bit different than other banks. More retailer than banker, TCF stresses convenience banking, with branches open seven days a week, coin-counting machines available in every branch, and a large presence in local supermarket chains. Most other banks are obsessed with keeping their expenses down. TCF focuses instead on wisely spending money to grow its highly profitable, low-cost deposit base. Proving the adage that "you must spend money to make money," TCF's 26% return on equity ranked #2 out of the other 50 largest banks in the country.*

[End Sidebar]

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: MCAFEE, 7.2%; ITT EDUCATIONAL SERVICES, 5.3%; ABERCROMBIE & FITCH, 3.6%; SKILLSOFT PUBLISHING, 3.9%; NETG, 0.0%; SYNOPSYS, 1.3%; INTERPUBLIC GROUP, 0.0%; ORACLE, 0.0%; PEOPLESOFT, 0.0%; UNITEDGLOBALCOM, 0.8%; LIBERTY MEDIA INTERNATIONAL, 0.9%; IAC/INTERACTIVECORP, 1.6%; FMC TECHNOLOGIES, 1.0%; ASPECT COMMUNICATIONS, 0.1%; ANSWERTHINK, 0.2%; TCF FINANCIAL, 5.0%.

* SOURCE: CITIGATE FINANCIAL INTELLIGENCE. RANKING BASED ON THE 50 LARGEST BANK HOLDING COMPANIES IN THE U.S. BASED ON ASSET SIZE AT 9/30/04.


1-800-922-6769
                                       18

COLUMBIA ACORN SELECT
     >AT A GLANCE                                           TICKER SYMBOL: ACTWX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2004

                                                LIFE OF
                         1 YEAR      5 YEARS     FUND
                         ------      -------    -------
Returns before taxes     18.58%       11.48%     15.29%

Returns after taxes      18.20        10.94      14.76
on distributions

Returns after taxes on   12.55         9.77      13.28
distributions and sale
of fund shares

S&P MidCap 400           16.48         9.54      12.11
(pretax)

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services             30.4%
Finance                             14.6%
Health Care                          7.3%
Industrial Goods/Services            2.7%
Energy/Minerals                      1.0%
Other*                              13.4%
Information                         30.6%

* Cash and other assets less liabilities.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS Z)
     >November 23, 1998 through December 31, 2004

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV ON 12/31/04: $21.13

TOTAL NET ASSETS OF THE FUND:  $1,257.1 MILLION

[MOUNTAIN CHART]

                           AVERAGE ANNUAL TOTAL RETURN
                       ------------------------------------
                        1 YEAR     5 YEARS    LIFE OF FUND
                        18.58%      11.48%       15.29%

                COLUMBIA            S&P
              ACORN SELECT       MIDCAP 400
              ------------       ----------

11/23/1998     $10000.00         $10000.00
11/30/1998      10030.00           9911.29
12/31/1998      10710.00          11108.90
                11000.00          10676.20
                10710.00          10117.20
 3/31/1999      11480.00          10399.90
                12710.00          11220.20
                12730.00          11268.80
 6/30/1999      13040.00          11872.20
                13190.00          11619.90
                12060.00          11221.70
 9/30/1999      12110.00          10875.10
                12970.00          11429.30
                13250.00          12029.10
12/31/1999      13848.00          12744.10
                13474.00          12385.10
                13554.90          13252.00
 3/31/2000      14171.50          14361.10
                13463.90          13859.60
                13100.00          13686.70
 6/30/2000      14319.80          13887.70
                13931.30          14107.10
                15431.30          15682.20
 9/30/2000      15798.20          15574.80
                15927.70          15046.70
                14381.60          13910.90
12/31/2000      15465.20          14975.10
                15913.90          15308.60
                14983.60          14435.00
 3/31/2001      14403.50          13361.80
                15454.20          14835.80
                16297.00          15181.30
 6/30/2001      16023.40          15120.00
                15870.10          14894.80
                15125.90          14407.60
 9/30/2001      14206.50          12615.50
                14513.00          13173.50
                16023.40          14153.50
12/31/2001      16702.50          14884.70
                16373.50          14807.30
                16022.60          14825.60
 3/31/2002      16581.90          15885.40
                15682.60          15811.10
                16143.20          15544.40
 6/30/2002      15869.00          14406.70
                14860.10          13011.20
                15222.00          13076.60
 9/30/2002      14520.10          12023.10
                15320.70          12544.10
                16088.40          13269.80
12/31/2002      15397.50          12724.50
                15331.70          12352.60
                15375.50          12058.50
 3/31/2003      15682.60          12160.10
                16581.90          13043.00
                17481.20          14123.90
 6/30/2003      17941.80          14303.90
                18808.20          14811.50
                19586.80          15483.40
 9/30/2003      19159.10          15246.30
                19861.00          16399.10
                19718.40          16970.50
12/31/2003      20110.90          17256.80
                20663.40          17630.80
                21204.90          18054.20
 3/31/2004      21193.80          18130.80
                20586.10          17535.70
                20917.60          17899.50
 6/30/2004      21602.70          18306.80
                20663.40          17452.60
                20497.70          17406.90
 9/30/2004      20950.70          17922.40
                21768.40          18209.20
                23105.50          19293.60
12/31/2004      23846.50          20101.40

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. McAfee                                         7.2%
Security Software & Services

2. ITT Educational Services                       5.3%
Postsecondary Degree Programs

3. TCF Financial                                  5.0%
Great Lakes Bank

4. Harley-Davidson                                4.8%
Motorcycles & Related Merchandise

5. First Health Group                             4.2%
Ppo Network

6. Safeway                                        4.0%
Retail Food & Drug Stores

7. Skillsoft Publishing                           3.9%
Provider of Web-based Learning
Solutions (E-learning)

8. Abercrombie & Fitch                            3.6%
Teen Apparel Retailer

9. Tellabs                                        3.5%
Telecommunications Equipment

10. Markel                                        3.5%
Specialty Insurance

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUND
     >IN A NUTSHELL

Columbia Thermostat Fund ended the quarter up 5.83% and the year up 9.17%. Fund returns were between the S&P 500 and the Lehman Brothers U.S. Credit Intermediate Bond Index, which is the expected result for Columbia Thermostat. See Page 4 for additional data. The strong equity market in the fourth quarter allowed the Lipper Flexible Portfolio Funds Index to beat the Fund's performance for the quarter and the year.

     The weighted average return for the equity portion of the Thermostat portfolio was 12.05% for the year. The standout equity fund in the group was Columbia Acorn Fund, up 21.51% for the annual period. Columbia Growth Stock Fund was the annual laggard, down 2.17%. The weighted average annual return for the bond portion of the Fund was 5.16% with portfolio bond fund returns ranging from 7.42% to 4.11%.

      Thermostat hit three reallocation triggers in the fourth quarter. Stock exposure was increased in October while bond exposure was increased in both November and December as the equity market rallied following the U.S. election.

      Assets in Columbia Thermostat Fund at year-end were $207 million. Thank you for your investment in the Fund. As we move into 2005, we continue to believe that Thermostat will provide a satisfactory, low-risk result for a portion of your invested dollars.

    /s/ Ralph Wanger                /s/ Charles P. McQuaid

    Ralph Wanger                    Charles P. McQuaid
    CO-PORTFOLIO MANAGER            CO-PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.

RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND

Equities

                                 4TH QUARTER  1-YEAR
                      WEIGHTING     TOTAL     TOTAL
FUND                   IN FUND     RETURN     RETURN
--------------------------------------------------------
Columbia                 20%       12.44%      21.51%
Acorn Fund
--------------------------------------------------------
Columbia                 15%       13.82%      18.58%
Acorn Select
--------------------------------------------------------
Columbia Growth          25%        8.14%      -2.17%
Stock Fund
--------------------------------------------------------
Columbia Growth          25%        8.17%      13.71%
& Income Fund
--------------------------------------------------------
Columbia Mid Cap         15%        9.55%      15.58%
Value Fund
--------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN           100%       10.06%      12.05%
--------------------------------------------------------

Fixed Income

                                 4TH QUARTER  1-YEAR
                      WEIGHTING     TOTAL     TOTAL
FUND                   IN FUND     RETURN     RETURN
--------------------------------------------------------
Columbia Federal         30%        0.76%       4.11%
Securities Fund
--------------------------------------------------------
Columbia Intermediate    50%        1.42%       4.88%
Bond Fund
--------------------------------------------------------
Columbia High            20%        1.88%       7.42%
Yield Fund
--------------------------------------------------------
WEIGHTED AVERAGE
INCOME RETURN           100%        1.32%       5.16%
--------------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE QUARTER
--------------------------------------------------------
OCTOBER 22, 2004:     55% stock, 45% bond
NOVEMBER 24, 2004:    45% stock, 55% bond
DECEMBER 14, 2004:    40% stock, 60% bond


1-800-922-6769
                                       20

 COLUMBIA THERMOSTAT FUND
     >AT A GLANCE                                           TICKER SYMBOL: COTZX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2004

                                               LIFE OF
                                    1 YEAR       FUND
                                    ------     -------
Returns before taxes                 9.17%      14.57%

Returns after taxes                  8.32       13.99
on distributions

Returns after taxes on distribu-     6.02       12.21
tions and sale of fund shares

S&P 500 (pretax)                    10.88       20.98

Lehman U.S. Credit Intermediate      4.08        6.23
Bond Index (pretax)

Lipper Flexible Portfolio Funds      9.50       16.90
Index (pretax)*~

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the flexible portfolio fund classification, as defined by Lipper.

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
    >as a % of assets in each investment category, as of December 31, 2004

[PIE CHART]

STOCK MUTUAL FUNDS

Columbia Acorn Fund                  20%
Columbia Acorn Select                15%
Columbia Growth Stock Fund           25%
Columbia Growth & Income Fund        25%
Columbia  Mid Cap Value Fund         15%

[PIE CHART]

BOND MUTUAL FUNDS

Columbia Federal Securities Fund     30%
Columbia Intermediate Bond Fund      50%
Columbia High Yield Fund             20%

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS Z)
     >September 25, 2002 through December 31, 2004

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to two indexes. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

NAV ON 12/31/04:  $13.12

TOTAL NET ASSETS OF THE FUND:  $207.3 MILLION

[MOUNTAIN CHART]

                         AVERAGE ANNUAL TOTAL RETURN
                      -------------------------------
                          1 YEAR      LIFE OF FUND
                           9.17%        14.57%

                   COLUMBIA
                  THERMOSTAT                LEHMAN U.S. CREDIT
                    FUND         S&P 500    INTERMEDIATE BOND
                  -----------    --------   ------------------

 9/25/2002          10000.00     10000.00       10000.00
 9/30/2002           9850.00      9955.60       10042.80
                    10220.00     10831.90        9962.09
                    10700.00     11469.40       10044.60
12/31/2002          10410.00     10795.60       10306.70
                    10260.00     10512.80       10335.10
                    10100.00     10355.10       10517.50
 3/31/2003          10190.00     10455.60       10539.30
                    10710.00     11316.80       10683.90
                    11200.00     11913.10       10956.80
 6/30/2003          11348.00     12065.10       10962.60
                    11418.00     12277.80       10626.40
                    11648.20     12517.20       10658.60
 9/30/2003          11618.20     12384.30       10976.00
                    12018.50     13084.90       10878.00
                    12148.50     13200.00       10910.80
12/31/2003          12470.50     13892.30       11019.00
                    12642.80     14147.30       11107.70
                    12784.60     14343.90       11230.90
 3/31/2004          12835.20     14127.50       11330.20
                    12571.90     13905.70       11041.00
                    12612.40     14096.60       10971.10
 6/30/2004          12812.50     14370.70       11010.70
                    12619.80     13895.00       11123.00
                    12700.90     13951.20       11338.90
 9/30/2004          12863.20     14102.40       11381.40
                    13076.30     14317.80       11468.40
                    13390.70     14897.10       11367.10
12/31/2004          13613.60     15404.00       11468.80

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
     >as a % of net assets, as of December 31, 2004

[PIE CHART]

Stock Mutual Funds                              40.0%
Bond Mutual Funds                               59.4%
Cash and other Assets less Liabilities           0.6%

Columbia Acorn Fund
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

ADDITIONS
----------------------------------------------------------------------------
          INFORMATION
Advantech (Taiwan)                                     0             986,000
American Tower                                 2,250,000           2,750,000
Avnet                                          1,695,000           2,075,000
Avocent                                          945,000           1,070,000
Bearing Point                                  3,350,000           4,000,000
CDW                                                    0             230,000
Ceridian                                       1,090,000           1,395,000
Entravision Communications                     1,000,000           1,200,000
Fair Isaac                                       530,000             990,000
FTI Consulting                                         0             302,000
Gray Television                                1,400,000           1,452,000
Hong Kong Exchanges &
  Clearing (Hong Kong)                         7,000,000           9,000,000
Liberty Media International                      864,000           1,000,000
Maximus                                                0             300,000
McAfee                                         1,600,000           1,658,000
Pinnacle Systems                               2,000,000           2,500,000
Rogers                                           445,000             660,000
Salem Communications                             770,000           1,291,000
Semtech                                          850,000           1,425,000
SES Global (Luxembourg)                        2,537,000           2,907,000
Symbol Technologies                            1,235,000           1,810,000
Symmetricom                                    1,225,000           1,510,000
Wincor Nixdorf (Germany)                               0             130,000

----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Brookstone                                       600,000             819,000
Central Parking                                1,140,000           1,514,000
Edgars Consolidated Stores
  (South Africa)                                       0             350,000
Fast Retailing (Japan)                           200,000             300,000
HNI                                            1,750,000           2,200,000
International Speedway Motors                    805,000             905,000
Jurys Doyle Hotel (Ireland)                      720,000             880,000
Knoll                                                  0             650,000
Nobia (Sweden)                                 1,700,000           2,130,000
Oxford Industries                                664,000             836,000
Park 24 (Japan)                                        0             700,000
Petco Animal Supplies                          1,015,000           1,245,000
Princeton Review                               1,750,000           1,850,000
RC2                                              545,000             845,000
Sports Authority                                 873,000           1,400,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Bilfinger Berger (Germany)                       525,000             635,000
Carbone Lorraine (France)                              0              93,000
Clarcor                                        1,400,000           1,600,000
Dominion Homes                                   290,000             490,000
Donaldson                                      1,700,000           2,000,000
Genlyte Group                                    430,000             700,000
Imtech (Netherlands)                                   0              46,000
Meitec (Japan)                                   280,000             447,000
M/I Homes                                        141,000             218,000
Oshkosh Truck                                          0             106,000
Quanta Services                                1,450,000           1,548,000
Sika (Switzerland)                                25,000              35,000
Spartech                                       2,550,000           2,947,000
Watsco                                         1,525,000           2,276,000

----------------------------------------------------------------------------
          FINANCE
Associated Banc-Corp                           2,412,000           2,712,000
Cascade Financial                                188,000             358,000
CityBank Lynnwood                                455,000             500,000
First Financial BankShares                        82,000             111,000
Great Southern Bancorp                           465,000             479,000
Intermediate Capital
  (United Kingdom)                               500,000             620,000
Komercni Banka (Czech Republic)                  172,000             195,000
Nuveen Investments                               524,000             782,000
Provident Bancorp                                      0             160,000
Scottish Re Group                                650,000           1,174,000
Selective Insurance Group                        600,000             710,000
Sterling Bancorp                                       0             123,000
(INCLUDES THE EFFECT OF A 6 FOR 5 STOCK SPLIT)
Washington Federal                               869,000           1,059,000
West Bancorporation                              251,000             493,000

----------------------------------------------------------------------------
          ENERGY/MINERALS
Atmos Energy                                   1,076,000           1,206,000
Ivanhoe Mines (Canada)                                 0           1,000,000
Pride International                                    0           1,500,000
Range Resources                                  950,000           1,000,000
Western Gas                                    2,900,000           3,000,000

----------------------------------------------------------------------------
          HEALTH CARE
AtheroGenics                                     789,000           1,179,000
Charles River Laboratories                       640,000             840,000
Neurocrine Biosciences                           360,000             500,000
Pozen                                          2,200,000           2,400,000
United Drug (Ireland)                          2,000,000           2,106,000

----------------------------------------------------------------------------
          OTHER INDUSTRIES
Allied Waste Industries                        1,500,000           2,500,000
Heartland Express                                      0             371,000
Highland Hospitality                           1,240,000           1,552,000

1-800-922-6769
                                       22

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

SALES
----------------------------------------------------------------------------
          INFORMATION
Activision                                     1,125,000           1,000,000
Asyst Technologies                               664,000                   0
Autobytel                                        500,000                   0
Avid Technology                                1,469,000           1,300,000
Euronet Worldwide                                249,000                   0
Information Holdings                             600,000                   0
Mediacom Communications                        2,500,000           1,250,000
Netegrity                                        973,000                   0
PeopleSoft                                     3,450,000                   0
Shuffle Master                                   940,000             700,000
SPSS                                             385,000             222,000
THQ                                            1,260,000             800,000
Trimble Navigation                             1,350,000           1,200,000
Zebra Technologies                               591,000             400,000

----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Leapfrog Enterprises                           1,275,000                   0
Lion Nathan (Australia)                        4,000,000           2,500,000
Monarch Casino & Resort                          805,000                   0
Orbitz                                         1,050,000                   0
Otsuke Kagu (Japan)                              280,000                   0
Rank Group (United Kingdom)                    2,500,000                   0
Uni-Charm (Japan)                                255,000                   0
Urban Outfitters                               1,026,000             826,000
Whole Foods Market                               350,000             230,000

----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
G&K Services                                     550,000             300,000
Givaudan (Switzerland)                            37,000              20,000
Hub Group                                        469,000             424,000
Sembcorp Logistics
  (Singapore)                                  7,500,000                   0
SYMYX                                            347,000                   0
Tenaris (Argentina)                              700,000             600,000

----------------------------------------------------------------------------
          FINANCE
Bank of the Ozarks                               436,000                   0
First Federal Capital                            700,000                   0
HCC Insurance Holdings                         1,320,000           1,020,000
Jardine Lloyd Thompson
  (United Kingdom)                             1,992,000                   0
People's Bank of Bridgeport                    3,276,000           3,196,000
Philadelphia Consolidated
  Holding                                        720,000             575,000
RLI                                              800,000             570,000
Texas Regional Bancshares                      1,980,000           1,830,000


                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

----------------------------------------------------------------------------
          ENERGY/MINERALS
Clayton Williams Energy                          440,000                   0
Gamesa (Spain)                                   670,000                   0
Nexen (Canada)                                   925,000                   0
Southwestern Energy                            1,100,000             500,000
Ultra Petroleum                                2,195,000           1,700,000
XTO Energy                                     7,275,000           7,000,000

----------------------------------------------------------------------------
          HEALTH CARE
Bioveris                                         194,000                   0
First Health Group                             5,586,000           4,586,000
Omega Pharma (Belgium)                           276,000             236,000
Protein Design Labs                              608,000                   0
Sangamo Biosciences                            1,698,000                   0
Smith & Nephew
  (United Kingdom)                             2,910,000                   0
Yuhan (South Korea)                              138,000              10,992

----------------------------------------------------------------------------
          OTHER INDUSTRIES
Am NV (Netherlands)                              687,000             106,000
The Rouse Company                                825,000                   0

Columbia Acorn Fund
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------


                                                           SECURITIES: 92.5%
----------------------------------------------------------------------------
INFORMATION: 22.6%
                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 4.6%
     1,625,000   Kronos (b)(c)                                  $     83,086
                 LABOR MANAGEMENT SOLUTIONS
     1,300,000   Avid Technology (b)                                  80,275
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
    11,500,000   Novell (b)                                           77,625
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       950,000   Micros Systems (b)(c)                                74,157
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,658,000   McAfee (b)                                           47,966
                 SECURITY SOFTWARE & SERVICES
     3,448,000   Aspect Communications (b)(c)                         38,411
                 CALL CENTER SOFTWARE
     6,700,000   E.Piphany (b)(c)                                     32,361
                 CRM SOFTWARE
     1,521,000   Sybase (b)                                           30,344
                 DATABASE SOFTWARE
     2,200,000   JDA Software Group (b)(c)                            29,964
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     2,000,000   MRO Software (b)(c)                                  26,040
                 ENTERPRISE MAINTENANCE SOFTWARE
     2,200,000   MAPICS (b)(c)                                        23,210
                 MID MARKET ERP SOFTWARE
     1,300,000   Witness Systems (b)(c)                               22,698
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     3,000,000   Lawson Software (b)                                  20,610
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     6,000,000   Actuate (b)(c)                                       15,300
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
     5,000,000   Indus International (b)(c)                           10,695
       600,000   Indus International (b)(c)                            1,283
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
     1,575,000   Radiant Systems (b)(c)                               10,253
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
       300,000   Maximus (b)                                           9,336
                 OUTSOURCER FOR GOVERNMENT
     1,250,000   ClickSoftware Technologies (b)                        3,588
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
       222,000   SPSS (b)                                              3,472
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
----------------------------------------------------------------------------
                                                                     640,674
                 >-BUSINESS INFORMATION/BUSINESS SERVICES/
                 PUBLISHING: 1.7%
     1,200,000   Getty Images (b)                                     82,620
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
       990,000   Fair Isaac                                           36,313
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
     1,336,000   Navigant Consulting (b)                              35,538
                 FINANCIAL CONSULTING FIRM
     2,685,000   InfoUSA (b)(c)                                       30,045
                 BUSINESS DATA FOR SALES LEADS
     1,395,000   Ceridian (b)                                         25,501
                 HR SERVICES & PAYMENT PROCESSING


NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

       350,000   Dex Media                                      $      8,736
                 YELLOW PAGES PUBLISHER
     1,700,000   PRIMEDIA (b)                                          6,460
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
       302,000   FTI Consulting (b)                                    6,363
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                     231,576

                 >TRANSACTION PROCESSORS: 1.0%
     1,457,000   Global Payments                                      85,293
                 CREDIT CARD PROCESSOR
     9,000,000   Hong Kong Exchanges & Clearing
                 (Hong Kong)                                          24,141
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     1,250,000   Pegasus Systems (b)(c)                               15,750
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
       600,000   Cubic                                                15,102
                 REVENUE COLLECTION & DEFENSE SYSTEMS
----------------------------------------------------------------------------
                                                                     140,286
                 >INTERNET: 1.0%
     9,500,000   Skillsoft Publishing (b)(c)                          53,675
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS (E-LEARNING)
     2,000,000   RSA Security (b)                                    40,120
                 ENTERPRISE SECURITY SOFTWARE
     2,000,000   ValueClick (b)                                      26,660
                 INTERNET ADVERTISING
     1,400,000   DoubleClick (b)                                     10,892
                 INTERNET ADVERTISING & DIRECT MARKETING STATISTICAL DATA
     1,879,808   Vital Stream, Cl. C (b)                              1,560
                 STREAMING SERVICES FOR THE INTERNET
----------------------------------------------------------------------------
                                                                     132,907
                 >COMPUTER SERVICES: 0.8%
     4,000,000   Bearing Point (b)                                    32,120
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     4,600,000   AnswerThink (b)(c)                                   21,436
                 IT INTEGRATOR FOR FORTUNE 2000
     2,000,000   Ciber (b)                                            19,280
                 SOFTWARE SERVICES & STAFFING
     4,656,000   Igate Capital (b)(c)                                 18,857
                 TECHNOLOGY STAFFING SERVICES
     2,300,000   Analysts International (b)(c)                         9,200
                 TECHNOLOGY STAFFING SERVICES
     1,025,000   New Horizons Worldwide (b)(c)                         5,750
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                     106,643
                 >ELECTRONICS DISTRIBUTION: 0.7%
     2,075,000   Avnet (b)                                            37,848
                 ELECTRONIC COMPONENTS DISTRIBUTION
       680,000   Tech Data (b)                                        30,872
                 I/T DISTRIBUTOR
       230,000   CDW                                                  15,260
                 TECH RETAILER
       710,000   Agilysys                                             12,169
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                      96,149

1-800-922-6769
                                       24

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------


                 >CONSUMER SOFTWARE: 0.4%
     1,000,000   Activision (b)                                 $     20,180
                 ENTERTAINMENT SOFTWARE
       800,000   THQ (b)                                              18,352
                 ENTERTAINMENT SOFTWARE
     2,500,000   Pinnacle Systems (b)                                 15,250
                 VIDEO EDITING SOFTWARE & HARDWARE
----------------------------------------------------------------------------
                                                                      53,782

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.6%
     2,500,000   Seachange International (b)(c)                       43,600
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
     1,070,000   Avocent (b)                                          43,356
                 COMPUTER CONTROL SWITCHES
     1,525,000   Unova (b)                                            38,567
                 BARCODE & WIRELESS LAN SYSTEMS
     1,810,000   Symbol Technologies                                  31,313
                 MOBILE COMPUTERS & BARCODE SCANNERS
       371,900   Neopost (France)                                     28,814
                 POSTAGE METER MACHINES
       660,000   Rogers (b)                                           28,446
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
       535,000   II VI (b)                                            22,732
                 LASER COMPONENTS
       400,000   Zebra Technologies (b)                               22,512
                 BAR CODE PRINTERS
     1,500,000   CTS                                                  19,935
                 ELECTRONIC COMPONENTS, SENSORS & EMS
       788,000   Belden CDT                                           18,282
                 SPECIALTY CABLE
       625,000   Excel Technologies (b)(c)                            16,250
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
     5,000,000   Concurrent Computer (b)(c)                           14,300
                 VIDEO ON DEMAND SYSTEMS & SERVICES
     2,900,000   3Com (b)                                             12,093
                 NETWORKING EQUIPMENT
       130,000   Wincor Nixdorf (Germany) (b)(f)                      10,432
                 RETAIL POS SYSTEMS & ATM MACHINES
     6,800,000   Phoenixtec Power (Taiwan)                             8,193
                 UNINTERRUPTABLE POWER SUPPLIES
       230,000   Applied Films (b)                                     4,959
                 THIN-FILM GLASS COATING EQUIPMENT
       986,000   Advantech (Tawain)                                    2,388
                 EMBEDED COMPUTERS
----------------------------------------------------------------------------
                                                                     366,172

                 >GAMING EQUIPMENT: 1.9%
     6,700,000   International Game Technology                       230,346
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
       700,000   Shuffle Master (b)                                   32,970
                 CARD SHUFFLERS, CASINO GAMES & SLOT MACHINES
----------------------------------------------------------------------------
                                                                     263,316

                 >INSTRUMENTATION: 1.0%
     1,200,000   Trimble Navigation (b)                               39,648
                 GPS-BASED INSTRUMENTS
       600,000   Mettler Toledo (b)                                   30,786
                 LABORATORY EQUIPMENT




NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

       536,000   Dionex (b)                                     $     30,375
                 ION & LIQUID CHROMATOGRAPHY
       428,000   Varian (b)                                           17,552
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                            16,839
                      ELECTRONIC INSTRUMENTATION & CONTROLS
----------------------------------------------------------------------------
                                                                     135,200

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 0.9%
     1,425,000   Semtech (b)                                          31,165
                 ANALOG SEMICONDUCTORS
     1,315,000   Integrated Circuit Systems (b)                       27,510
                 SILICON TIMING DEVICES
       685,000   Littelfuse (b)                                       23,400
                 LITTLE FUSES
     1,250,000   IXYS (b)                                             12,900
                 POWER SEMICONDUCTORS
       565,000   Supertex (b)                                         12,261
                 MIXED-SIGNAL SEMICONDUCTORS
     1,380,000   Ase Test (Taiwan) (b)                                 9,329
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
       361,000   Actel (b)                                             6,332
                 FIELD PROGRAMMABLE GATE ARRAYS
       604,000   Pericom Semiconductor (b)                             5,696
                 SEMICONDUCTORS: INTERFACE INTEGRATED CIRCUITS
----------------------------------------------------------------------------
                                                                     128,593

                 >CONTRACT MANUFACTURING: 0.4%
     1,500,000   Jabil Circuit (b)                                    38,370
                 ELECTRONIC MANUFACTURING SERVICES
     1,600,000   Plexus (b)                                           20,816
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                      59,186

                 TELECOMMUNICATIONS
                 >MOBILE COMMUNICATIONS: 1.8%
     3,000,000   Western Wireless (b)                                 87,900
                 RURAL CELLULAR PHONE SERVICES
     4,000,000   Crown Castle International (b)                       66,560
                 COMMUNICATION TOWERS
     2,750,000   American Tower (b)                                   50,600
                 COMMUNICATION TOWERS IN USA & MEXICO
       520,000   Telephone & Data Systems                             40,014
                 CELLULAR & TELEPHONE SERVICES
----------------------------------------------------------------------------
                                                                     245,074

                 >TELECOMMUNICATIONS EQUIPMENT: 1.1%
     8,700,000   Tellabs (b)                                          74,733
                 TELECOMMUNICATIONS EQUIPMENT
       830,000   Plantronics                                          34,420
                 COMMUNICATION HEADSETS
     2,000,000   Andrew (b)                                           27,260
                 WIRELESS INFRASTRUCTURE EQUIPMENT
     1,510,000   Symmetricom (b)                                      14,662
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                     151,075

                 >-TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS: 0.3%
       800,000   Commonwealth Telephone (b)                          39,728
                 RURAL PHONE FRANCHISES & CLEC

Columbia Acorn Fund
      >Statement of Investments, continued



NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

MEDIA
                 >TELEVISION PROGRAMMING/CATV: 1.1%
     1,000,000   Liberty Media International (b)                $     46,230
                 CATV HOLDING COMPANY
     3,000,000   UnitedGlobalCom (b)                                  28,980
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
     2,605,000   Liberty Media                                        28,603
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     2,700,000   Insight Communications (b)                           25,029
                 CATV FRANCHISES IN MIDWEST
     1,100,000   Corus Entertainment (Canada)                         22,914
                 TELEVISION PROGRAMMING & RADIO STATIONS
     1,250,000   Mediacom Communications (b)                           7,813
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------
                                                                     159,569

                 >TV/SATELLITE BROADCASTING: 0.7%
     2,907,000   SES Global (Luxembourg)                              37,800
                 SATELLITE BROADCASTING SERVICES
     1,452,000   Gray Television                                      22,506
                 MID MARKET AFFILIATED TV STATIONS
       450,000   Alliance Atlantis Communication
                 (Canada) (b) 12,265 CATV CHANNELS, TV/MOVIE
                 PRODUCTION/DISTRIBUTION
     1,200,000   Entravision Communications (b)                       10,020
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       270,000   Metropole TV (France)                                 7,643
                 TELEVISION BROADCASTER
       200,000   Young Broadcasting (b)                                2,112
                 TELEVISION STATIONS
----------------------------------------------------------------------------
                                                                      92,346

                 >RADIO BROADCASTING: 0.6%
     1,291,000   Salem Communications (b)                             32,210
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
     1,200,000   Cumulus Media, Cl. A (b)                             18,096
                 RADIO STATIONS IN SMALL CITIES
       992,000   Saga Communications (b)                              16,715
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
     1,200,000   Spanish Broadcasting (b)                             12,672
                 SPANISH LANGUAGE RADIO STATIONS
----------------------------------------------------------------------------
                                                                      79,693
                                                                ------------
INFORMATION: TOTAL                                                 3,121,969
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 20.7%
                 SERVICES
                 >RETAIL: 6.0%
     2,495,000   Chico's FAS (b)                                     113,597
                 WOMEN'S SPECIALTY RETAIL
     3,200,000   Michaels Stores                                      95,904
                 CRAFT & HOBBY SPECIALTY RETAILER
     3,743,000   Christopher & Banks (c)                              69,058
                 WOMEN'S APPAREL RETAILER
     2,265,000   Aeropostale (b)                                      66,659
                 MALL BASED TEEN RETAILER
     1,245,000   Abercrombie & Fitch                                  58,453
                 TEEN APPAREL RETAILER



NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                       VALUE (000)
----------------------------------------------------------------------------

     1,245,000   Petco Animal Supplies (b)                      $     49,153
                 PET SUPPLIES & SERVICES
     1,400,000   Williams Sonoma (b)                                  49,056
                 HOME GOODS & FURNISHING RETAILER
       826,000   Urban Outfitters (b)                                 36,674
                 ECLECTIC HOME & APPAREL RETAILER
     1,400,000   Sports Authority (b)(c)                              36,050
                 SPORTING GOODS STORES
     1,300,000   Borders Group                                        33,020
                 BOOKSTORES
     1,072,000   Zale (b)                                             32,021
                 SPECIALTY RETAILER OF JEWELRY
       955,000   West Marine (b)                                      23,636
                 LARGEST RETAILER OF BOATING SUPPLIES
     1,370,000   Hot Topic (b)                                        23,550
                 MUSIC INSPIRED RETAILER OF APPAREL, ACCESSORIES & GIFTS
     1,093,000   Ann Taylor (b)                                       23,532
                 WOMEN'S APPAREL RETAILER
       300,000   Fast Retailing (Japan) (f)                           22,755
                 APPAREL RETAILER
       230,000   Whole Foods Market                                   21,931
                 NATURAL FOOD SUPERMARKETS
       700,000   Genesco (b)                                          21,798
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       350,000   Edgars Consolidated Stores
                 (South Africa)                                       18,740
                 LEADING RETAIL CONGLOMERATE
       819,000   Brookstone (b)                                       16,011
                 SPECIALTY CONSUMER PRODUCT RETAILER
     2,250,000   Esprit Holdings (Hong Kong)                          13,605
                 GLOBAL APPAREL BRAND MANAGER
     1,062,000   Gaiam (b)(c)                                          6,531
                 HEALTHY LIVING CATALOG & E-COMMERCE
$        6,000   Gadzooks 5% Convertible 10/07/08 (e)(g)                 600
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     832,334

                 >CONSUMER SERVICES: 1.6%
     2,250,000   ITT Educational Services (b)                        106,988
                 POSTSECONDARY DEGREE PROGRAMS
     1,290,000   Coinstar (b)(c)                                      34,611
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       775,000   Weight Watchers (b)                                  31,829
                 WEIGHT LOSS PROGRAMS
     1,514,000   Central Parking                                      22,937
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS & GARAGES
       700,000   Park 24 (Japan) (f)                                  12,518
                 PARKING LOT OPERATOR
     1,850,000   Princeton Review (b)(c)                              11,378
                 COLLEGE PREPARATION COURSES
     2,350,000   Bally Total Fitness (b)(c)                            9,964
                 NATIONAL CHAIN OF FITNESS CENTERS
----------------------------------------------------------------------------
                                                                     230,225

                 >CASINOS: 1.3%
       890,000   Station Casinos                                      48,665
                 CASINOS & RIVERBOATS
       875,000   Argosy Gaming (b)                                    40,862
                 REGIONAL RIVERBOAT CASINOS

1-800-922-6769
                                       26

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >CASINOS--CONTINUED
     1,925,000   Pinnacle Entertainment (b)                     $     38,077
                 REGIONAL RIVERBOAT CASINOS
     2,750,000   Alliance Gaming (b)(c)                               37,977
                 DIVERSIFIED GAMING COMPANY
     4,130,000   Sky City Entertainment (New Zealand)                 15,959
                 CASINO/ENTERTAINMENT COMPLEX
       226,000   Lakes Entertainment (b)                               3,682
                 NATIVE AMERICAN CASINO DEVELOPMENT
----------------------------------------------------------------------------
                                                                     185,222
                 >TRAVEL: 1.0%
     2,314,500   Intrawest (Canada)                                   53,130
                 OWNER/OPERATOR OF SKI RESORTS
     3,380,000   LaQuinta (b)                                         30,724
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
     1,115,000   Vail Resorts (b)                                     24,998
                 OWNER/OPERATOR OF SKI RESORTS
       880,000   Jurys Doyle Hotel (Ireland)                          14,685
                 OWNER/OPERATOR OF MID-PRICED HOTELS
     1,045,000   Navigant International (b)(c)                        12,718
                 CORPORATE TRAVEL AGENCY
----------------------------------------------------------------------------
                                                                     136,255

                  >ENTERTAINMENT/LEISURE PRODUCTS: 0.9%
       905,000   International Speedway Motors                        47,784
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       845,000   RC2 (b)                                              27,547
                 COLLECTIBLES & TOYS
     1,110,000   Amer Group (Finland) (f)                             19,327
                 BRANDED SPORTING GOODS
       363,000   Speedway Motorsports                                 14,222
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       345,000   Intralot (Greece)                                     8,421
                 LOTTERY & GAMING SYSTEMS & SERVICES
       500,000   Callaway Golf                                         6,750
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                     124,051

                 >RESTAURANTS: 0.7%
     2,000,000   AFC Enterprises (b)(c)                               47,300
                 POPEYES CHICKEN
     1,447,000   Autogrill (Italy) (b)(f)                             24,078
                 TOLLWAY RESTAURANTS
       364,000   Cheesecake Factory (b)                               11,819
                 CASUAL DINING RESTAURANTS
       388,000   Kappa Create (Japan) (f)                             11,584
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                      94,781

                 >CRUISE LINES: 0.2%
       400,000   Carnival                                             23,052
                 LARGEST CRUISE LINE
----------------------------------------------------------------------------
                 GOODS
                 >FURNITURE/TEXTILES: 2.3%
     2,200,000   HNI                                                  94,710
                 OFFICE FURNITURE & FIREPLACES
       740,000   Mohawk Industries (b)                                67,525
                 CARPET & FLOORING


NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

     1,900,000   Herman Miller                                  $     52,497
                 OFFICE FURNITURE
       844,000   American Woodmark (c)                                36,866
                 KITCHEN CABINET MANUFACTURER
     2,130,000   Nobia (Sweden) (f)                                   35,171
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       550,000   Masonite International (Canada) (b)                  18,918
                 DOOR MANUFACTURER
       650,000   Knoll (b)                                            11,375
                 OFFICE FURNITURE
----------------------------------------------------------------------------
                                                                     317,062

                 >APPAREL: 2.2%
     2,990,000   Coach (b)                                           168,636
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
       836,000   Oxford Industries                                    34,527
                 BRANDED & PRIVATE LABEL APPAREL
     3,000,000   Billabong International (Australia)                  26,843
                 SURFWEAR APPAREL MANUFACTURER
       400,000   Columbia Sportswear (b)                              23,844
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
       469,000   Carter's (b)                                         15,941
                 CHILDREN'S BRANDED APPAREL
       728,000   Steven Madden (b)(c)                                 13,730
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
     5,000,000   Pacific Brands (Australia)                           12,464
                 AUSTRALIAN BRANDED APPAREL
     1,000,000   Wacoal (Japan) (f)                                   12,015
                 WOMEN'S SPECIALTY APPAREL
----------------------------------------------------------------------------
                                                                     308,000

                 >LEISURE VEHICLES: 1.3%
     1,745,000   Harley-Davidson                                     106,009
                 MOTORCYCLES & RELATED MERCHANDISE
       550,000   Polaris Industries                                   37,411
                 MANUFACTURER OF LEISURE VEHICLES & RELATED PRODUCTS
     1,495,000   Monaco Coach (c)                                     30,752
                 RECREATIONAL VEHICLES
     2,850,000   Ducati Motor (Italy) (b)(f)                           3,394
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     177,566
                 >DURABLE GOODS: 1.1%
     1,316,000   Helen of Troy (b)                                    44,231
                 HAIRDRYERS & CURLING IRONS
       465,000   Hyundai Mobis (South Korea) (b)(f)                   29,344
                 AUTO PARTS
       478,000   Hunter Douglas (Netherlands)                         25,412
                 WINDOW SHADES & VENETIAN BLINDS
    10,000,000   Techtronic Industries (Hong Kong)                    21,871
                 MANUFACTURER OF POWER TOOLS & MOTORIZED APPLIANCES
       610,000   Shimano (Japan) (f)                                  17,383
                 BICYCLE COMPONENTS & FISHING TACKLE
       133,000   Funai Electric (Japan) (f)                           16,499
                 CONSUMER ELECTRONICS
----------------------------------------------------------------------------
                                                                     154,740

Columbia Acorn Fund
      >Statement of Investments, continued


NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >NONDURABLES: 1.1%
       895,000   Scotts Company (b)                             $     65,800
                 CONSUMER LAWN & GARDEN PRODUCTS
     1,989,000   SCP Pool                                             63,449
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES
       630,000   Natura Cosmeticos (Brazil)                           18,383
                 DIRECT RETAILER OF COSMETICS
----------------------------------------------------------------------------
                                                                     147,632
                 >FOOD & BEVERAGES: 1.0%
     1,600,000   Kerry (Ireland)                                      38,251
                 FOOD INGREDIENTS
       725,000   Orkla (Norway) (f)                                   23,699
                 FOOD & DIVERSIFIED CONSUMER GOODS
       850,000   NBTY (b)                                             20,409
                 VITAMINS & SUPPLEMENTS
    30,000,000   Global Bio-Chem Technology
                 Group (China)                                        19,876
     1,841,250   Global Bio-Chem Technology
                 Group Warrants (China) (b)                               88
                 CHINESE REFINER OF CORN-BASED COMMODITIES
     2,500,000   Lion Nathan (Australia)                              16,801
                 BEER BREWER/DISTRIBUTOR
       180,000   Davide Campari (Italy) (f)                           11,578
                 SPIRITS & WINE
----------------------------------------------------------------------------
                                                                     130,702
                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                     2,861,622
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 14.6%
                 >LOGISTICS: 2.3%
     2,750,000   Expeditors International
                 of Washington                                       153,670
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        61,218
                 INTERNATIONAL FREIGHT FORWARDER
     1,000,000   Forward Air (b)                                      44,700
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
     2,600,000   Exel (United Kingdom)                                36,028
                      GLOBAL LOGISTICS & FREIGHT FORWARDING
       424,000   Hub Group (b)                                        22,141
                 TRUCK & RAIL FREIGHT FORWARDER
----------------------------------------------------------------------------
                                                                     317,757
                 >INDUSTRIAL GOODS: 1.9%
     1,600,000   Clarcor (c)                                          87,632
                 MOBILE & INDUSTRIAL FILTERS
     2,000,000   Donaldson                                            65,160
                 INDUSTRIAL AIR FILTRATION
       700,000   Genlyte Group (b)(c)                                 59,976
                 COMMERCIAL LIGHTING FIXTURES
       804,000   Mine Safety Appliances                               40,763
                 SAFETY EQUIPMENT
       100,000   Bacou Dalloz (France)                                 7,992
                 SAFETY EQUIPMENT
     2,500,000   Electric City (b)(c)                                  3,075
                 ELECTRICITY CONSERVATION DEVICES
----------------------------------------------------------------------------
                                                                     264,598




NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >MACHINERY: 1.8%
     1,050,000   Esco Technologies (b)(c)                       $     80,483
                 AUTOMATIC ELECTRIC METER READERS
     2,250,000   Ametek                                               80,258
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
       840,000   Pentair                                              36,590
                 PUMPS, WATER TREATMENT & TOOLS
       785,000   Gardner Denver (b)                                   28,488
                 AIR COMPRESSORS, BLOWERS & PUMPS
       500,000   Cobham (United Kingdom)                              11,854
                 AEROSPACE COMPONENTS
       106,000   Oshkosh Truck                                         7,248
                 SPECIALTY TRUCK MANUFACTURER
       150,000   Tennant                                               5,948
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     250,869
                 >INDUSTRIAL DISTRIBUTION: 1.7%
     2,276,000   Watsco (c)                                           80,161
                 HVAC DISTRIBUTION
     3,800,000   Grafton Group (Ireland) (b)                          41,177
                 BUILDERS, WHOLESALERS & DIY RETAILING
     1,200,000   Hughes Supply                                        38,820
                 INDUSTRIAL DISTRIBUTION
     1,375,000   Airgas                                               36,451
                 INDUSTRIAL GAS DISTRIBUTOR
       900,000   Nuco2 (b)(c)                                         19,971
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
       600,000   Aviall (b)                                           13,782
                 AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     230,362
                 >-SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 1.5%
     2,947,000   Spartech (c)                                         79,834
                 PLASTICS DISTRIBUTION & COMPOUNDING
        42,500   Geberit International (Switzerland) (f)              30,991
                 PLUMBING SUPPLIES
       450,000   Novozymes (Denmark) (f)                              22,773
                 INDUSTRIAL ENZYMES
     1,000,000   Schulman                                             21,410
                 PLASTICS DISTRIBUTION & COMPOUNDING
        35,000   Sika (Switzerland) (f)                               20,910
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
       200,000   Imerys (France)                                      16,728
                 INDUSTRIAL MINERALS PRODUCER
        20,000   Givaudan (Switzerland) (f)                           13,150
                 INDUSTRIAL FRAGRANCES & FLAVORS
        93,000   Carbone Lorraine (France) (b)                         4,913
                 ADVANCED INDUSTRIAL MATERIALS
       337,000   National Patent Development (b)                         775
                 PLASTIC SHIELDS FOR RECREATIONAL USE
----------------------------------------------------------------------------
                                                                     211,484
                 >CONSTRUCTION: 1.2%
       738,000   Florida Rock Industries                              43,933
                 CONCRETE & AGGREGATES
     1,134,000   Simpson                                              39,577
                 WALL JOINT MAKER

1-800-922-6769
                                       28

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >CONSTRUCTION--CONTINUED
       787,500   Wienerberger (Austria) (f)                     $     37,531
                 BRICKS & CLAY ROOFING TILES
       380,000   Daito Trust Construction (Japan) (f)                 18,032
                 APARTMENT BUILDER
       490,000   Dominion Homes (b)(c)                                12,359
                 OHIO/KENTUCKY HOME BUILDER
       218,000   M/I Homes                                            12,014
                 OHIO HOME BUILDER
     3,000,000   Consorcio (Mexico) (b)                                9,016
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                     172,462
                 >WATER: 1.1%
       856,000   Cuno (b)                                             50,846
                 FILTRATION & FLUIDS CLARIFICATION
     3,000,000   Tetra Tech (b)(c)                                    50,220
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
     1,080,000   Pall                                                 31,266
                 FILTRATION & FLUIDS CLARIFICATION
       554,000   Watts Water Technologies                             17,861
                 WATER, VALVES, REGULATORS & FILTRATION
----------------------------------------------------------------------------
                                                                     150,193
                 >STEEL: 1.0%
     2,850,000   Gibraltar Steel (c)                                  67,317
                 STEEL PROCESSING
       600,000   Tenaris (Argentina)                                  29,340
                 STEEL PIPE FOR OIL WELLS & PIPELINES
       158,000   Vallourec (France)                                   23,541
                 SEAMLESS TUBES
     1,050,000   Worthington Industries                               20,559
                 STEEL PROCESSING
----------------------------------------------------------------------------
                                                                     140,757
                 >OUTSOURCING SERVICES & TRAINING: 0.8%
     1,800,000   Labor Ready (b)                                      30,456
                 TEMPORARY MANUAL LABOR
       635,000   Bilfinger Berger (Germany) (f)                       26,019
                 CONSTRUCTION & RELATED SERVICES
       447,000   Meitec (Japan) (f)                                   16,627
                 STAFFING COMPANY SPECIALIZING IN RD ENGINEERS
       640,000   United Services Group (Netherlands)                  14,910
                 TEMPORARY STAFFING SERVICES
     1,548,000   Quanta Services (b)                                  12,384
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
       950,000   Administaff (b)                                      11,979
                 PROFESSIONAL EMPLOYER ORGANIZATION
       600,000   GP Strategies (b)                                     4,470
                 TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                     116,845
                 >OTHER INDUSTRIAL SERVICES: 0.7%
       825,000   Mobile Mini (b)(c)                                   27,258
                 LEASES PORTABLE STORAGE UNITS
        60,000   Schindler (Switzerland) (f)                          23,699
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
     1,500,000   Clark (b)(c)                                         23,280
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING



NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

       300,000   G&K Services                                   $     13,026
                 UNIFORM RENTAL
       185,000   Jaakko Poyry (Finland) (f)                            5,563
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
        46,000   Imtech (Netherlands)                                  1,617
                 TECHNICAL ENGINEERING
----------------------------------------------------------------------------
                                                                      94,443
                 >CONGLOMERATES: 0.4%
       740,000   Aalberts Industries (Netherlands)                    35,783
                 FLOW CONTROL & HEAT TREATMENT
         5,550   Pargesa (Switzerland) (f)                            19,450
                 INDUSTRIAL & MEDIA HOLDINGS
----------------------------------------------------------------------------
                                                                      55,233
                 >ELECTRICAL COMPONENTS: 0.2%
     1,125,000   Ushio (Japan) (f)                                    20,937
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------

                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   2,025,940
----------------------------------------------------------------------------
FINANCE: 13.2%
                 >BANKS: 5.6%
     3,502,000   TCF Financial                                       112,554
                 GREAT LAKES BANK
     2,712,000   Associated Banc-Corp                                 90,066
                 MIDWEST BANK
     3,300,000   Anglo Irish Bank (Ireland)                           80,010
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,638,000   BOK Financial (b)                                    79,869
                 OKLAHOMA BANK
     2,187,000   Glacier Bancorp (c)                                  74,445
                 MOUNTAIN STATES BANK
     1,830,000   Texas Regional Bancshares                            59,804
                 SOUTH TEXAS BANK
     1,320,000   West Coast Bancorp (c)                               33,541
                 PORTLAND SMALL BUSINESS LENDER
     1,850,000   Depfa Bank (Ireland) (f)                             30,941
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       195,000   Komercni Banka (Czech Republic) (f)                  28,372
                 LEADING CZECH UNIVERSAL BANK
     1,758,000   Republic                                             26,862
                 MICHIGAN BANK
       756,000   Chittenden                                           21,720
                 VERMONT & WESTERN MASSACHUSETTS BANK
     2,150,000   Den Norske Bank (Norway) (f)                         21,094
                 LARGEST NORWEGIAN BANK
       500,000   CityBank Lynnwood (c)                                18,075
                 SEATTLE REAL ESTATE LENDER
       370,000   Cullen Frost Bankers                                 17,982
                 SAN ANTONIO BANK
       479,000   Great Southern Bancorp                               16,765
                 MISSOURI REAL ESTATE LENDER
       400,000   CorpBanca (Chile) (b)                                11,500
                 CHILEAN LOCAL BANK
     1,000,000   Credito Emiliano (Italy) (f)                          9,899
                 ITALIAN REGIONAL BANK

Columbia Acorn Fund
      >Statement of Investments, continued

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
       493,000   West Bancorporation                            $      8,682
                 DES MOINES SMALL BUSINESS BANK
       358,000   Cascade Financial                                     6,730
                 SEATTLE COMMUNITY BANK
        82,000   BankFirst                                             6,476
                 OKLAHOMA COMMUNITY BANK
       111,000   First Financial BankShares                            4,974
                 WEST TEXAS COMMUNITY BANK
       169,000   First Mutual Bancshares                               4,279
                 SEATTLE COMMUNITY BANK6
       170,000   Midwest Bank                                          3,718
                 CHICAGO BANK
       123,000   Sterling Bancorp                                      3,475
                 NEW YORK CITY SMALL BIZ BANK
        15,000   S Y Bancorp                                             362
                 LOUISVILLE BANK
----------------------------------------------------------------------------
                                                                     772,195
                 >INSURANCE: 2.5%
       826,000   Leucadia National                                    57,390
                 INSURANCE HOLDING COMPANY
       138,000   Markel (b)                                           50,232
                 SPECIALTY INSURANCE
       995,000   Protective Life                                      42,477
                 LIFE INSURANCE
       575,000   Philadelphia Consolidated
                 Holding (b)                                          38,031
                 SPECIALTY INSURANCE
     1,020,000   HCC Insurance Holdings                               33,782
                 SPECIALTY INSURANCE
       710,000   Selective Insurance Group                            31,410
                 COMMERCIAL & PERSONAL LINES INSURANCE
     1,174,000   Scottish Re Group                                    30,407
                 LIFE REINSURANCE
       570,000   RLI                                                  23,695
                 SPECIALTY INSURANCE
       210,000   StanCorp Financial                                   17,325
                 GROUP LIFE & DISABILITY INSURANCE
       340,000   Stewart Information Services                         14,161
                 TITLE COMPANY
       700,000   United National Group (b)                            13,034
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                     351,944
                 >SAVINGS & LOANS: 1.9%
     3,196,000   People's Bank of Bridgeport                         124,292
                 CONNECTICUT SAVINGS & LOAN
     1,178,000   Anchor Bancorp Wisconsin (c)                         34,339
                 WISCONSIN THRIFT
     1,700,000   Housing Development Finance (India)                  30,113
                 PREMIER MORTGAGE LENDER IN INDIA
     1,059,000   Washington Federal                                   28,106
                 MORTGAGE LENDER
       487,000   Downey Financial                                     27,759
                 CALIFORNIA HOME LENDER
       226,000   FirstFed Financial (b)                               11,723
                 SANTA MONICA SAVINGS & LOAN
       200,000   Bankinter (Spain) (f)                                10,615
                 MORTGAGE LENDER

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------


       160,000   Provident Bancorp                              $      2,110
                 NEW YORK STATE THRIFT
----------------------------------------------------------------------------
                                                                     269,057
                 >FINANCE COMPANIES: 1.6%
     5,831,000   AmeriCredit (b)                                     142,568
                 AUTO LENDING
     1,820,000   World Acceptance (b)(c)                              50,068
                 PERSONAL LOANS
     1,000,000   Northgate (United Kingdom)                           16,368
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
       620,000   Intermediate Capital
                 (United Kingdom)                                     12,952
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
----------------------------------------------------------------------------
                                                                     221,956
                 >MONEY MANAGEMENT: 1.4%
     2,390,000   SEI Investments                                     100,213
                 MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT
     1,195,000   Eaton Vance                                          62,319
                 SPECIALTY MUTUAL FUNDS
       782,000   Nuveen Investments                                   30,866
                 SPECIALTY MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                     193,398
                 >BROKERAGE: 0.2%
     1,215,000   Investment Technology Group (b)                      24,300
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                                                                ------------
FINANCE: TOTAL                                                     1,832,850
----------------------------------------------------------------------------
ENERGY/MINERALS: 9.3%
                 >OIL/GAS PRODUCERS: 5.2%
     7,000,000   XTO Energy                                          247,660
                 NATURAL GAS PRODUCER
     3,000,000   Western Gas                                          87,750
                 OIL PRODUCER & COAL SEAM GAS PRODUCER
     1,700,000   Ultra Petroleum (b)                                  81,821
                 NATURAL GAS PRODUCER
     3,000,000   Talisman Energy (Canada)                             80,865
                 OIL & GAS PRODUCER
    15,400,000   Tullow Oil (United Kingdom)                          45,011
                 OIL & GAS PRODUCER
       930,000   Petrokazakhstan (Canada)                             34,503
        70,000   Petrokazakhstan (Canada)                              2,597
                 OIL PRODUCER & REFINER IN KAZAKHSTAN
       830,000   Quicksilver Resources (b)                            30,527
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       500,000   Southwestern Energy (b)                              25,345
                 NATURAL GAS PRODUCER
       814,000   Denbury Resources (b)                                22,344
                 OIL PRODUCER USING CO2 INJECTION
     1,100,000   McMoran Exploration (b)                              20,570
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
     1,000,000   Range Resources                                      20,460
                 OIL & GAS PRODUCER
     2,265,000   Tipperary (b)(c)                                     11,257
                 COAL SEAM GAS PRODUCER
     1,000,000   Fairbourne Energy (Canada) (b)                       10,040
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                     720,750

1-800-922-6769
                                       30

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >OIL SERVICES: 2.4%
     2,300,000   FMC Technologies (b)                           $     74,060
                 OIL & GAS WELL HEAD MANUFACTURER
       710,000   Carbo Ceramics                                       48,990
                 NATURAL GAS WELL STIMULANTS
       800,000   Chicago Bridge & Iron                                32,000
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG
     1,500,000   Pride International (b)                              30,810
                 OFFSHORE DRILLING CONTRACTOR
     2,400,000   Key Energy Services (b)                              28,320
                 OIL & GAS WELL WORKOVER SERVICES
       333,000   Fugro (Netherlands)                                  27,694
                 SURVEY & GPS SERVICES
     1,250,000   Enerflex Systems (Canada) (c)                        24,539
                 NATURAL GAS COMPRESSOR
     4,750,000   Newpark Resources (b)(c)                             24,463
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     2,000,000   Saipem (Italy) (f)                                   23,963
                 OFFSHORE CONSTRUCTION & DRILLING
     1,200,000   Hanover Compressor (b)                               16,956
                 NATURAL GAS COMPRESSOR RENTAL
----------------------------------------------------------------------------
                                                                     331,795
                 >DISTRIBUTION/MARKETING/REFINING: 1.3%
     1,600,000   Equitable Resources                                  97,056
                 NATURAL GAS UTILITY & PRODUCER
     1,900,000   Oneok                                                53,998
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
     1,206,000   Atmos Energy                                         32,984
                 NATURAL GAS UTILITY
----------------------------------------------------------------------------
                                                                     184,038
                 >MINING: 0.4%
     1,800,000   Xstrata (United Kingdom)                             32,153
                 DIVERSIFIED MINING HOLDING COMPANY
       900,000   Noranda (Canada)                                     15,793
                 DIVERSIFIED MINING HOLDING COMPANY
     1,000,000   Ivanhoe Mines (Canada) (b)                            7,207
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                      55,153
                                                                ------------
ENERGY/MINERALS: TOTAL                                             1,291,736
----------------------------------------------------------------------------
HEALTH CARE: 8.6%
                 >SERVICES: 3.2%
     2,491,000   Lincare Holdings (b)                                106,241
                 HOME HEALTH CARE SERVICES
     4,586,000   First Health Group (b)                               85,805
                 PPO NETWORK
     3,470,000   Gambro (Sweden) (f)                                  49,451
                 PRODUCTS/SERVICES FOR RENAL CARE
     2,592,000   NDCHealth Group (c)                                  48,185
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
       840,000   Charles River Laboratories (b)                       38,648
                 PHARMACEUTICAL RESEARCH
       510,000   OPG Groep (Netherlands)                              29,704
                 HEALTCARE SUPPLIES & PHARMACIES
     1,333,000   Dendrite International (b)                           25,860
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
       700,000   Accredo Health (b)                                   19,404
                 SPECIALTY PHARMACY

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------
       550,000   Serologicals (b)                               $     12,166
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       236,000   Omega Pharma (Belgium)                               11,268
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       440,000   Medquist (b)                                          6,512
                 MEDICAL TRANSCRIPTION SERVICES
----------------------------------------------------------------------------
                                                                     433,244
                 >-MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.7%
     1,629,000   Edwards Lifesciences (b)                             67,213
                 HEART VALVES
     1,240,000   Diagnostic Products (b)                              68,262
                 IMMUNODIAGNOSTIC KITS
       365,000   Essilor International (France)                       28,502
                 EYEGLASS LENSES
     1,000,000   Sola International (b)                               27,540
                 SPECIALTY EYEGLASS LENSES
     1,900,000   CTI Molecular Imaging (b)                            26,961
                 MEDICAL DIAGNOSTIC DEVICES
     1,000,000   VISX (b)                                             25,870
                 LASER EYE SURGERY EQUIPMENT
       583,000   Orthofix International (b)                           23,016
                 BONE FIXATION & STIMULATION DEVICES
       200,000   Synthes-Stratec (Switzerland) (b)(f)                 22,326
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       714,000   ICU Medical (b)(c)                                   19,521
                 INTRAVENOUS THERAPY PRODUCTS
       750,000   Intermagnetics General (b)                           19,058
                 MRI EQUIPMENT
       390,000   Hogy Medical (Japan) (f)                             18,325
                 DISPOSABLE SURGICAL PRODUCTS
       875,000   Viasys Healthcare (b)                                16,625
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       350,000   Haemonetics (b)                                      12,674
                 BLOOD & PLASMA COLLECTION EQUIPMENT
        48,000   Diagnosticos (Brazil)                                   432
                 LARGEST PRIVATE DIAGNOSTIC SERVICES COMPANY IN BRAZIL
----------------------------------------------------------------------------
                                                                     376,325
                 >BIOTECHNOLOGY/DRUG DELIVERY: 1.9%
     1,179,000   AtheroGenics (b)                                     27,777
                 DRUGS FOR ATHEROSCLEROSIS
       519,000   Martek Biosciences (b)                               26,573
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
       500,000   Neurocrine Biosciences (b)                           24,650
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
     1,350,000   DOV Pharmaceutical (b)(c)                            24,368
                 DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
     2,000,000   Medarex (b)                                          21,560
                 HUMANIZED ANTIBODIES
     1,055,000   Nektar Therapeutics (b)                              21,353
                 DRUG DELIVERY TECHNOLOGIES
     1,600,000   Ligand Pharmaceuticals (b)                           18,624
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
     2,400,000   Pozen (b)(c)                                         17,448
                 DRUGS FOR MIGRAINES
     2,000,000   Lexicon Genetics (b)                                 15,510
                 DRUG DISCOVERY
       776,000   NPS Pharmaceuticals (b)                              14,185
                 DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM

Columbia Acorn Fund
          >Statement of Investments, continued

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       460,000   Myriad Genetics (b)                            $     10,355
                 GENE DISCOVERY & DIAGNOSTIC PRODUCTS
       635,000   Maxygen (b)                                           8,122
                 MOLECULAR BREEDING
     1,708,000   Ciphergen Biosystems (b)(c)                           7,344
                 PROTEIN CHIPS USED FOR DRUG TARGET DISCOVERY
     3,500,000   La Jolla Pharmaceutical (b)(c)                        5,845
                 LUPUS TREATMENT
       865,000   Arena Pharmaceuticals (b)                             5,787
                 NOVEL DRUG TARGETING TECHNOLOGY
       638,000   Diversa (b)                                           5,576
                 MOLECULAR BREEDING
     1,875,000   Locus Discovery, Series D, Pfd. (b)(e)(g)             3,750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       461,000   SYRRX, Series C (b)(e)(g)                             2,305
                 X-RAY CRYSTALLOGRAPHY
     1,249,999   Perlegen Sciences (b)(e)(g)                           2,237
                 LARGE SCALE GENE SEQUENCING
       359,944   Microdose (b)(e)(g)                                     270
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     263,639
                 >MEDICAL SUPPLIES: 0.3%
       686,000   Techne (b)                                           26,685
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE SCIENCES
       650,000   Owens & Minor                                        18,310
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      44,995
                 >PHARMACEUTICALS: 0.3%
       775,000   Par Pharmaceuticals (b)                              32,070
                 GENERICS
     2,106,000   United Drug (Ireland)                                 9,927
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
        10,992   Yuhan (South Korea) (b)(f)                              924
                 OTC & PRESCRIPTION DRUG MANUFACTURER
----------------------------------------------------------------------------
                                                                      42,921
                 >HOSPITAL MANAGEMENT: 0.2%
       500,000   Rhoen-Klinikum (Germany) (f)                         30,537
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------

                                                                ------------
HEALTH CARE: TOTAL                                                 1,191,661
----------------------------------------------------------------------------
OTHER INDUSTRIES: 3.5%
                 >REAL ESTATE: 2.2%
     1,320,000   General Growth Properties                            47,731
                 REGIONAL SHOPPING MALLS
       699,000   Forest City Enterprises, Cl. B                       40,402
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       635,000   Macerich Company                                     39,878
                 REGIONAL SHOPPING MALLS
       620,000   Mills                                                39,531
                 REGIONAL SHOPPING MALLS
       650,000   SL Green Realty                                      39,358
                 MANHATTAN OFFICE BUILDINGS
       575,000   Federal Realty Investment Trust                      29,699
                 SHOPPING CENTERS

NUMBER OF SHARES
OR PRINCIPAL AMOUNT                                             VALUE (000)
----------------------------------------------------------------------------

     1,375,000   Crescent Real Estate Equities                  $     25,108
                 CLASS A OFFICE BUILDINGS
     1,552,000   Highland Hospitality                                 17,444
                 HOTEL REAL ESTATE INVESTMENT TRUST
     1,355,000   Sponda (Finland) (f)                                 13,175
                 OFFICE & WAREHOUSE PROPERTY COMPANY
     1,000,000   Diamondrock Hospitality (b)(e)                       10,200
                 HOTEL REAL ESTATE INVESTMENT TRUST
       157,420   Security Capital European
                 Realty (Luxembourg) (b)(e)(g)                          2,692
        37,407   Security Capital European
                 Realty (Luxembourg) (b)(e)(g)                           613
                 SELF STORAGE PROPERTIES
       106,000   Am NV (Netherlands)                                   1,025
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     306,856
                 >WASTE MANAGEMENT: 0.5%
     1,275,000   Waste Connections (b)                                43,669
                 SOLID WASTE MANAGEMENT
     2,500,000   Allied Waste Industries (b)                          23,200
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------
                                                                      66,869
                 >TRANSPORTATION: 0.4%
       620,000   Grupo Aeroportaurio
                 Del Sureste (Mexico)                                 16,957
                 CANCUN & COZUMEL AIRPORT OPERATOR
        70,000   Kobenhavns Lufthavne (Denmark) (f)                   14,824
                 COPENHAGEN AIRPORT AUTHORITY
    15,000,000   ComfortDelGro (Singapore)                            14,239
                 TAXI & MASS TRANSIT SERVICE
       371,000   Heartland Express                                     8,336
                 TOP PERFORMING TRUCKER
----------------------------------------------------------------------------
                                                                      54,356
                 >REGULATED UTILITIES: 0.4%
     1,650,000   Northeast Utilities                                  31,103
                 REGULATED ELECTRIC UTILITY
       799,800   Red Electrica (Spain) (f)                            17,901
                 SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      49,004
                                                                ------------
OTHER INDUSTRIES TOTAL                                               477,085
----------------------------------------------------------------------------

TOTAL COMMON STOCKS AND OTHER                                   ------------
   EQUITY-LIKE SECURITIES: 92.5%                                  12,802,863
   (COST: $7,276,617)

----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 7.5%
$      100,000   -Bayer (h)
                 2.25% - 2.378% 1/20/05 - 2/14/05                     99,774
        82,000   -Pfizer (h)
                 2.20% - 2.28% 1/27/05 - 2/09/05                      81,840
        81,000   -Campbell Soup
                 2.07% - 2.10% 1/03/05 - 1/07/05                      80,983
        80,000   -Toyota Credit
                 2.30% -2.306% 2/10/05 -2/11/05                       79,793
        75,000   -Prudential Funding
                 2.12% - 2.23% 1/19/05 - 2/17/05                      74,846


1-800-922-6769
                                       32

PRINCIPAL AMOUNT                                                 VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--CONTINUED
$       70,000   Household Finance                              $     69,904
                 2.12% - 2.26% 1/11/05 - 2/01/05
        66,000   General Electric Capital
                 2.21% - 2.28% 1/21/05 - 2/16/05                      65,887
        65,000   SBC Communications (h)
                 2.26% - 2.31% 2/03/05 - 2/07/05                      64,856
        60,000   American Express Credit
                 2.00% 1/05/05 - 1/06/05                              59,985
        60,000   United Parcel Service
                 1.95% 1/13/05 - 1/14/05                              59,960
        58,000   John Hancock (h)
                 2.27% - 2.32% 1/11/05 - 2/02/05                      57,884
        55,000   Siemens Capital
                 2.14% - 2.18% 1/18/05 - 1/24/05                      54,935
        35,000   General Electric Capital
                 2.28% 2/15/05                                        34,900
        30,000   Citicorp 2.14% 1/10/05                               29,984
        30,000   American General Finance
                 2.29% 2/04/05                                        29,935
        27,000   Coca Cola 2.15% 1/26/05                              26,960
        25,000   Marshall + Ilsley
                 2.11% -2.33% 1/12/05 - 2/16/05                       24,949
        38,346   Repurchase Agreement with
                    State Street Bank & Trust Co.
                    dated 12/31/04, due 1/03/05
                    at 1.90% collateralized by a
                    Federal National Mortgage
                    Association Note,
                    maturing 1/05/05, market
                    value $39,115 (repurchase
                    proceeds: $38,352)                                38,346
----------------------------------------------------------------------------
                    (AMORTIZED COST: $1,035,721)                   1,035,721

                                                                ------------
TOTAL INVESTMENTS: 100.0%                                         13,838,584
   (COST: $8,312,338) (A)

                                                                ------------
CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                           2,875

                                                                ------------
TOTAL NET ASSETS: 100%                                           $13,841,459
============================================================================

Columbia Acorn Fund
       >Statement of Investments, continued

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $8,334,204 and net unrealized appreciation was $5,504,380 consisting of gross unrealized appreciation of $5,793,358 and gross unrealized depreciation of $288,978.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies:

      AnswerThink                                     10.60%
      Christopher & Banks                             10.47
      New Horizons Worldwide                           9.81
      Indus International                              9.78
      Actuate                                          9.74
      World Acceptance                                 9.71
      Gibraltar Steel                                  9.61
      Analysts International                           9.50
      Spartech                                         9.17
      Skillsoft Publishing                             8.95
      Glacier Bancorp                                  8.92
      Seachange International                          8.90
      West Coast Bancorp                               8.88
      Igate Capital                                    8.87
      E.Piphany                                        8.75
      MAPICS                                           8.54
      Watsco                                           8.50
      Pozen                                            8.32
      Esco Technologies                                8.21
      Clark                                            8.02
      Concurrent Computer                              7.95
      MRO Software                                     7.93
      Nuco2                                            7.68
      JDA Software Group                               7.56
      Gaiam                                            7.22
      NDCHealth Group                                  7.20
      AFC Enterprises                                  7.08
      Bally Total Fitness                              6.90
      Navigant International                           6.75
      Princeton Review                                 6.71
      DOV Pharmaceutical                               6.30
      Clarcor                                          6.26
      Electric City                                    6.01
      Dominion Homes                                   5.97
      Ciphergen Biosystems                             5.82
      Aspect Communications                            5.76
      Pegasus Systems                                  5.75
      La Jolla Pharmaceutical                          5.70
      Newpark Resources                                5.66
      Mobile Mini                                      5.65
      Enerflex Systems                                 5.60
      Steve Madden                                     5.58
      Tipperary                                        5.48
      Radiant Systems                                  5.46
      Sports Authority                                 5.42
      Alliance Gaming                                  5.39
      Witness Systems                                  5.35
      Tetra Tech                                       5.33
      ICU Medical                                      5.26
      Excel Technologies                               5.19
      Anchor Bancorp Wisconsin                         5.13
      Micros Systems                                   5.13
      American Woodmark                                5.13
      Kronos                                           5.12
      Coinstar                                         5.11
      Genlyte Group                                    5.09
      Monaco Coach                                     5.08
      InfoUSA                                          5.02
      CityBank Lynnwood                                5.02

      The aggregate cost and value of these companies at December 31, 2004, was $562,929 and $1,928,260, respectively. Investments in affiliate companies represent 13.9% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004 were as follows:

          Dividend Income                        $    7,758
          Net realized gain or loss              $   36,513
          Change in unrealized gain or loss      $   59,516

          Purchases                              $  395,993
          Proceeds from sales                    $  271,683

1-800-922-6769
                                       34

(d) On December 31, 2004, the market value of foreign securities (in thousands) represents 14.96% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                       VALUE                PERCENT
================================================================================
      Canada                      $  282,771                 2.04%
      Ireland                        214,991                 1.55
      United Kingdom                 171,205                 1.24
      Japan                          166,675                 1.20
      Netherlands                    136,145                 0.98
      Switzerland                    130,526                 0.94
      France                         118,133                 0.85
      Sweden                          84,622                 0.61
      Italy                           72,912                 0.53
      Germany                         66,988                 0.48
      Hong Kong                       59,617                 0.43
      Australia                       56,108                 0.41
      Norway                          44,793                 0.32
      Luxembourg                      41,105                 0.30
      Finland                         38,065                 0.28
      Denmark                         37,597                 0.27

                                       VALUE               PERCENT
================================================================================
      Austria                     $   37,531                 0.27%
      South Korea                     30,268                 0.22
      India                           30,113                 0.22
      Argentina                       29,340                 0.21
      Spain                           28,516                 0.21
      Czech Republic                  28,372                 0.21
      Mexico                          25,973                 0.19
      China                           19,964                 0.14
      Taiwan                          19,910                 0.14
      Brazil                          18,815                 0.14
      South Africa                    18,740                 0.14
      New Zealand                     15,959                 0.12
      Singapore                       14,239                 0.10
      Chile                           11,500                 0.08
      Belgium                         11,268                 0.08
      Greece                           8,421                 0.06
                                  ----------               -------
      Total Foreign Portfolio     $2,071,182                14.96%
                                  ==========               =======

(e) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2004, these securities were illiquid. At December 31, 2004, these securities (in thousands) amounted to $22,667, which represents 0.16% of total net assets.

      Additional information on these securities is as follows:


                                       ACQUISITION        SHARES/
SECURITY                                  DATES          PAR (000)   COST (000)    VALUE (000)
----------------------------------------------------------------------------------------------
Diamondrock Hospitality                  06/29/04            1,000      $10,000       $10,200
Locus Discovery, Series D, Pfd.          09/05/01            1,875        7,500         3,750
Gadzooks 5% Convertible 10/07/08         10/08/03           $6,000        6,000           600
Microdose                                11/24/00              360        2,005           270
Perlegen Sciences                        03/30/01            1,250        4,500         2,237
Security Capital European Realty     08/20/98-11/12/99         195        3,897         3,305
SYRRX, Series C                          01/08/01              461        2,997         2,305
                                                                        --------      --------
                                                                        $36,899       $22,667
                                                                        ========      ========

(f) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)   Security exempt from registration under Section 4(2) of the Securities
      Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, these securities amounted to $304,354, which represents 2.2% of net assets.

Columbia Acorn International
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                       NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04           12/31/04

Additions
----------------------------------------------------------------------------
          EUROPE

>UNITED KINGDOM/IRELAND
BBA Group                                      1,200,000           2,200,000
Business Post                                  1,050,000           1,070,000
IAWS (Ireland)                                   297,100             900,000
Intermediate Capital                             500,000             701,000
Jurys Doyle Hotel (Ireland)                      810,000             890,000
Northgate                                        600,000             700,000
United Drug (Ireland)                          2,950,000           3,056,000


>NETHERLANDS
Kon Ten Cate                                     158,000             237,000
Unit 4 Agresso                                         0             178,000


>FRANCE
Camaieu                                           54,000             114,000
Carbone Lorraine                                       0              47,000
Iliad                                                  0             250,000
Imerys                                           160,000             182,000
Norbert Dentressangle                                  0             110,000


>GERMANY
Deutsche Boerse                                  120,000             175,000
GFK                                              300,000             350,000
Grenkeleasing                                          0             115,000
Wincor Nixdorf                                   100,000             175,000


>SWITZERLAND
Kuehne & Nagel                                         0              70,000


>SWEDEN
Nobia                                            860,000           1,075,000
Sweco                                                  0              80,000


>NORWAY
Ekornes                                          220,000             462,000


>CZECH REPUBLIC
Komercni Banka                                   118,000             141,000


>RUSSIAN FEDERATION
Mechel Steel Group                                     0             102,000


                                                      NUMBER OF SHARES
                                             -------------------------------
                                               09/30/04           12/31/04

----------------------------------------------------------------------------
          ASIA
>JAPAN
Meitec                                           200,000             385,000
Park 24                                          170,000             750,000


>TAIWAN
Advantech                                              0             747,000
Chicony Electronics                             4,000,000          6,464,000
----------------------------------------------------------------------------
          OTHER COUNTRIES

>CANADA
Ivanhoe Mines                                          0             850,000
----------------------------------------------------------------------------
          LATIN AMERICA

>BRAZIL
Diagnosticos                                           0             156,250

1-800-922-6769
                                       36

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
          EUROPE

>UNITED KINGDOM/IRELAND
Grafton Group (Ireland)                        2,750,000           2,630,000
Jardine Lloyd Thompson                         1,593,000                   0
Rank Group                                     2,250,000                   0
Smith & Nephew                                 1,450,000                   0
Tullow Oil                                     7,500,000           7,245,000


>NETHERLANDS
Am NV                                            467,000              72,000


>FRANCE/BELGIUM
Bonduelle                                         15,000                   0
Omega Pharma (Belgium)                           224,000             184,000


>GERMANY
Beru                                              75,000                   0
Kali & Salz                                      225,000                   0


>ITALY
Autogrill                                      1,130,000             830,000


>SWEDEN
Intrum Justitia                                2,280,000                   0


>SPAIN
Gamesa                                           600,000             300,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04           12/31/04

----------------------------------------------------------------------------
          ASIA

>JAPAN
Chiyoda Integre                                  411,200             205,000
Otsuka Kagu                                      326,900                   0
Uni-Charm                                        172,000                   0


>HONG KONG/CHINA
Jiangsu Expressway (China)                     5,694,000                   0


>SOUTH KOREA
Yuhan                                            165,000             104,940


>INDIA
Housing Development Finance                    1,500,000           1,372,330


>SINGAPORE
Sembcorp Logisitics                            6,000,000                   0
----------------------------------------------------------------------------
          OTHER COUNTRIES

>CANADA
Talisman Energy                                  795,000             635,000
----------------------------------------------------------------------------
          LATIN AMERICA

>ARGENTINA
Tenaris                                          440,000             340,000

Columbia Acorn International
          >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                                EQUITY-LIKE SECURITIES: 93.9%
----------------------------------------------------------------------------

EUROPE: 57.1%
                 >UNITED KINGDOM/IRELAND: 17.5%
     2,350,000   Anglo Irish Bank (Ireland)                          $56,977
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,630,000   Grafton Group (Ireland) (b)                          28,499
                 BUILDERS, WHOLESALERS & DIY RETAILING
     1,100,000   Kerry (Ireland)                                      26,298
                 FOOD INGREDIENTS
     1,750,000   Exel                                                 24,250
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     1,275,000   Depfa Bank (Ireland) (e)                             21,324
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     7,245,000   Tullow Oil                                           21,176
                 OIL & GAS PRODUCER
     2,600,000   Expro International                                  17,889
                 OFFSHORE OIL FIELD SERVICES
     5,494,000   RPS Group                                            16,032
                 ENVIRONMENTAL CONSULTING
       900,000   IAWS (Ireland)                                       14,872
                 MANUFACTURER OF BAKED GOODS
       890,000   Jurys Doyle Hotel (Ireland)                          14,852
                 OWNER/OPERATOR OF MID-PRICED HOTELS
       701,000   Intermediate Capital                                 14,645
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
     3,056,000   United Drug (Ireland)                                14,405
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
       600,000   Cobham                                               14,225
                 AEROSPACE COMPONENTS
       750,000   Xstrata                                              13,397
                 DIVERSIFIED MINING HOLDING COMPANY
     1,070,000   Business Post                                        12,766
                 PARCEL & EXPRESS MAIL SERVICE
     2,200,000   BBA Group                                            12,049
                 AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
     1,300,000   Kensington                                           11,872
                 NON-CONFORMING MORTGAGE COMPANY
       700,000   Northgate                                            11,457
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
     1,200,000   Spectris                                              8,786
                 ELECTRONIC INSTRUMENTS & CONTROLS
       500,000   Viridian                                              6,996
                 NORTHERN IRELAND ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                     362,767
                 >NETHERLANDS: 7.5%
       540,000   Aalberts Industries                                  26,112
                 FLOW CONTROL & HEAT TREATMENT
       278,800   Fugro                                                23,187
                 SURVEY & GPS SERVICES
       327,000   OPG Groep                                            19,046
                 HEALTHCARE SUPPLIES & PHARMACIES
       237,000   Kon Ten Cate                                         17,399
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       340,000   Sligro Food Group                                    16,717
                 FOOD SERVICE & WHOLESALING
       400,000   Imtech                                               14,060
                 TECHNICAL ENGINEERING

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       584,000   United Services Group                               $13,606
                 TEMPORARY STAFFING SERVICES
       248,000   Hunter Douglas                                       13,185
                 WINDOW SHADES & VENETIAN BLINDS
       420,000   Vopak                                                 8,915
                 OIL & CHEMICAL STORAGE
       178,000   Unit 4 Aggresso (b)                                   2,749
                 BUSINESS & SECURITY SOFTWARE
        72,000   Am NV                                                   696
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     155,672
                 >FRANCE/BELGIUM: 7.4%
       377,500   Neopost                                              29,248
                 POSTAGE METER MACHINES
       117,000   Vallourec                                            17,432
                 SEAMLESS TUBES
       182,000   Imerys                                               15,223
                 INDUSTRIAL MINERALS PRODUCER
       404,000   Fininfo                                              12,455
                 DATA FEEDS FOR FRENCH BANKS & BROKERS
       150,000   Bacou Dalloz                                         11,987
                 SAFETY EQUIPMENT
       114,000   Camaieu                                              11,303
                 WOMEN'S APPAREL RETAILER
       140,000   Essilor International                                10,932
                 EYEGLASS LENSES
       360,000   Metropole TV                                         10,191
                 TELEVISION BROADCASTER
       250,000   Iliad                                                 9,441
                 HIGH SPEED INTERNET SERVICE PROVIDER
       184,000   Omega Pharma (Belgium)                                8,785
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
        60,000   Pierre & Vacances                                     6,863
                 VACATION APARTMENT LETS
       110,000   Norbert Dentressangle                                 6,079
                 TRANSPORT
        47,000   Carbone Lorraine (b)                                  2,483
                 ADVANCED INDUSTRIAL MATERIALS
        10,000   April Group                                             257
                 INSURANCE POLICY CONSTRUCTION
----------------------------------------------------------------------------
                                                                     152,679
                 >GERMANY/AUSTRIA: 7.1%
       315,000   Rhoen-Klinikum Pfd. (e)                              19,314
       300,000   Rhoen-Klinikum (e)                                   18,322
                 HOSPITAL MANAGEMENT
       375,000   Wienerberger (Austria) (e)                           17,872
                 BRICKS & CLAY ROOFING TILES
       450,000   Hugo Boss Designs (e)                                14,926
                 FASHION APPAREL
       175,000   Wincor Nixdorf (b)(e)                                14,043
                 RETAIL POS SYSTEMS & ATM MACHINES
       350,000   GFK (e)                                              13,576
                 MARKET RESEARCH SERVICES
       300,000   Bilfinger Berger (e)                                 12,292
                 CONSTRUCTION & RELATED SERVICES
       175,000   Deutsche Boerse (e)                                  10,491
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS

1-800-922-6769
                                       38

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GERMANY/AUSTRIA--CONTINUED
       200,000   Vossloh (e)                                    $      9,847
                 RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
       800,000   Takkt (e)                                             8,397
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES
       115,000   Grenkeleasing (e)                                     5,430
                 FINANCING FOR IT EQUIPMENT
       260,000   Deutsche Beteiligungs (b)(e)                          3,715
                 PRIVATE EQUITY INVESTMENT MANAGEMENT
----------------------------------------------------------------------------
                                                                     148,225
                 >SWITZERLAND: 4.6%
        25,000   Geberit International (e)                            18,230
                 PLUMBING SUPPLIES
        40,000   Schindler (e)                                        15,799
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        70,000   Kuehne & Nagel (e)                                   15,017
                 FREIGHT FORWARDING/LOGISTICS
        24,000   Sika (b)(e)                                          14,338
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
         3,000   Pargesa (e)                                          10,514
                 INDUSTRIAL & MEDIA CONGLOMERATE
        85,000   Synthes-Stratec (b)(e)                                9,489
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        10,000   Givaudan (e)                                          6,575
                 INDUSTRIAL FRAGRANCES & FLAVORS
       110,000   Bachem (e)                                            6,311
                 PEPTIDES
----------------------------------------------------------------------------
                                                                      96,273
                 >ITALY: 2.7%
       270,000   Amplifon (e)                                         14,924
                 HEARING AID RETAILER
       830,000   Autogrill (b)(e)                                     13,811
                 TOLLWAY RESTAURANTS
       212,000   Davide Campari (e)                                   13,636
                 SPIRITS & WINE
     1,000,000   Credit Emiliano (e)                                   9,899
                 ITALIAN REGIONAL BANK
     3,300,000   Ducati Motor (b)(e)                                   3,930
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                      56,200
                 >SWEDEN: 2.2%
       394,200   Hexagon (e)                                          18,725
                 DIVERSIFIED ENGINEERING
     1,075,000   Nobia (e)                                            17,751
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       470,000   Gambro (e)                                            6,698
                 PRODUCTS/SERVICES FOR RENAL CARE
        80,000   Sweco (b)(e)                                          1,525
                 NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
----------------------------------------------------------------------------
                                                                      44,699
                 >SPAIN: 1.9%
     2,000,000   Abengoa (e)                                          19,686
                 ENGINEERING & CONSTRUCTION
       420,000   Red Electrica (e)                                     9,400
                 SPANISH POWER GRID
       120,000   Bankinter (e)                                         6,369
                 MORTGAGE LENDER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        300,000   Gamesa (e)                                    $      4,182
                 WIND TURBINES
----------------------------------------------------------------------------
                                                                     39,637
                 >FINLAND: 1.5%
       439,000   Jaakko Poyry (e)                                     13,201
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       555,000   Amer Group (e)                                        9,663
                 BRANDED SPORTING GOODS
       950,000   Sponda (e)                                            9,237
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      32,101
                 >NORWAY: 1.3%
       462,000   Ekornes (e)                                          10,019
                 NICHE FURNITURE MANUFACTURER
       910,000   Den Norske Bank (e)                                   8,928
                 LARGEST NORWEGIAN BANK
       221,000   Orkla (e)                                             7,224
                 FOOD & DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                      26,171
                 >LUXEMBOURG: 1.2%
     1,880,000   SES Global                                           24,446
                 SATELLITE BROADCASTING SERVICES
----------------------------------------------------------------------------
                 >CZECH REPUBLIC: 1.0%
       141,000   Komercni Banka (e)                                   20,515
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------
                 >GREECE: 0.5%
       465,000   Intralot                                             11,350
                 LOTTERY & GAMING SYSTEMS/SERVICES
----------------------------------------------------------------------------

                 >DENMARK: 0.4%
        35,000   Kobenhavns Lufthavne (e)                              7,412
                 COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------

                 >POLAND: 0.2%
       167,000   Central European Distribution (b)                     4,933
                 SPIRITS & WINE DISTRIBUTION
----------------------------------------------------------------------------

                 >RUSSIAN FEDERATION: 0.1%
       102,000   Mechel Steel Group (b)                                2,280
                 INTEGRATED STEEL & METALLURGICAL COAL PRODUCER
----------------------------------------------------------------------------

                                                                ------------
EUROPE: TOTAL                                                      1,185,360
----------------------------------------------------------------------------
ASIA: 24.2%
                 >JAPAN: 12.9%
       480,100   Daito Trust Construction (e)                         22,781
                 APARTMENT BUILDER
     2,900,000   Bank of Yokohama (e)                                 18,218
                 REGIONAL BANK
     1,500,000   Wacoal (e)                                           18,023
                 WOMEN'S SPECIALTY APPAREL
       220,000   Fast Retailing (e)                                   16,687
                 APPAREL RETAILER

Columbia Acorn International
          >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >JAPAN--CONTINUED
       385,000   Meitec (e)                                     $     14,321
                 STAFFING COMPANY SPECIALIZING IN RD ENGINEERS
         5,200   Dentsu (e)                                           13,985
                 ADVERTISING AGENCY
       818,000   NIFCO (e)                                            13,668
                 MOLDED PLASTIC COMPONENTS
       110,000   Funai Electric (e)                                   13,646
                 CONSUMER ELECTRONICS
       750,000   Park 24 (e)                                          13,413
                 PARKING LOT OPERATOR
       358,000   Eneserve (e)                                         12,976
                 POWER GENERATORS
       402,000   Kappa Create (e)                                     12,002
                 SUSHI CHAIN RESTAURANT OPERATOR
     2,248,000   Hiroshima Bank (e)                                   11,876
                 REGIONAL BANK
       330,000   Sugi Pharmacy (e)                                    11,192
                 DRUGSTORE OPERATOR
       226,000   Hogy Medical (e)                                     10,619
                 DISPOSABLE SURGICAL PRODUCTS
       906,000   Toyo Technica (e)                                    10,458
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
       255,000   ARRK (e)                                             10,431
                 PROTOTYPES & MOLDS FOR NEW PRODUCT DEVELOPMENT
       550,000   Ushio (e)                                            10,236
                 INDUSTRIAL LIGHT SOURCES
     1,500,000   Fukuoka Bank (e)                                      9,858
                 REGIONAL BANK
     1,400,000   Chiba Bank (e)                                        9,345
                 REGIONAL BANK
       325,000   Olympus Optical (e)                                   6,925
                 MEDICAL EQUIPMENT & CAMERAS
       205,000   Chiyoda Integre (e)                                   4,131
                 PLASTIC COMPONENTS FOR CONSUMER ELECTRONICS
       155,200   Ain Pharmaciez (e)                                    3,095
                 DISPENSING PHARMACY/DRUGSTORE OPERATOR
----------------------------------------------------------------------------
                                                                     267,886
                 >HONG KONG/CHINA: 3.9%
    25,000,000   Global Bio-Chem Technology
                 Group (China)                                        16,564
     1,875,000   Global Bio-Chem Technology
                 Group Warrants (China) (b)                               89
                 CHINESE REFINER OF CORN-BASED COMMODITIES
     6,000,000   Hong Kong Exchanges & Clearing                       16,094
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     6,000,000   Techtronic Industries                                13,122
                 MANUFACTURER OF POWER TOOLS & MOTORIZED APPLIANCES
     2,000,000   Esprit Holdings                                      12,093
                 GLOBAL APPAREL BRAND MANAGER
     9,800,000   Hainan Meilan Airport (China)                         8,258
                 CHINESE AIRPORT OPERATOR
    17,700,000   Linmark                                               6,376
                 SOURCING OF CONSUMER GOODS
    28,000,000   Lerado Group                                          4,179
                 BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
    14,500,000   Ngai Lik Industrial                                   3,656
                 CONSUMER ELECTRONICS MANUFACTURER
----------------------------------------------------------------------------
                                                                      80,431

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TAIWAN: 2.9%
    15,740,000   Phoenixtec Power                               $     18,963
                 UNINTERRUPTABLE POWER SUPPLIES
     1,230,000   ASE Test (b)                                          8,315
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
     3,683,000   Springsoft Systems                                    7,878
                      ELECTRONIC DESIGN AUTOMATION SOFTWARE
     5,302,590   Wah Lee Industrial                                    6,922
                 DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
     8,470,000   Bank of Kaohsiung                                     6,741
                 COMMERICAL BANKING
     6,464,000   Chicony Eletronic                                     6,568
                 PC POWER SUPPLIES & KEYBOARDS
     3,010,000   Taiwan Fu Hsing                                       3,276
                 DOOR LOCK MANUFACTURER
       747,000   Advantech                                             1,809
                 EMBEDDED COMPUTERS
----------------------------------------------------------------------------
                                                                      60,472
                 >SOUTH KOREA: 1.7%
       250,000   Hyundai Mobis (b)(e)                                 15,776
                 AUTO PARTS
       104,940   Yuhan (b)(e)                                          8,820
                 OTC & PRESCRIPTION DRUG MANUFACTURER
       100,000   Samsung Fire & Marine (e)                             7,890
                 NON-LIFE INSURANCE
       200,000   Samyoung Heat Exchange (e)                            2,051
                 POWER PLANT RELATED MACHINERY
----------------------------------------------------------------------------
                                                                      34,537
                 >INDIA: 1.2%
     1,372,330   Housing Development Finance                          24,308
                 PREMIER MORTGAGE LENDER IN INDIA
----------------------------------------------------------------------------

                 >SINGAPORE: 1.1%
    15,000,000   ComfortDelGro                                        14,239
                 TAXI & MASS TRANSIT SERVICE
     1,000,000   Venture                                               9,738
                 ELECTRONIC CONTRACT MANUFACTURER
----------------------------------------------------------------------------
                                                                      23,977
                 >INDONESIA: 0.5%
    55,000,000   PT Perusahaan Gas Negara (e)                         11,256
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                                                                ------------
ASIA: TOTAL                                                          502,867
----------------------------------------------------------------------------
OTHER COUNTRIES: 8.9%
                 >AUSTRALIA/NEW ZEALAND: 4.1%
     3,000,000   Billabong International                              26,843
                 SURFWEAR APPAREL MANUFACTURER
       350,000   Perpetual Trustees                                   17,204
                 AUSTRALIAN MUTUAL FUND MANAGER
     2,500,000   Lion Nathan                                          16,801
                 BEER BREWER/DISTRIBUTOR
     5,000,000   Pacific Brands                                       12,464
                 AUSTRALIAN BRANDED APPAREL
     3,000,000   Sky City Entertainment (New Zealand)                 11,593
                 CASINO/ENTERTAINMENT COMPLEX
----------------------------------------------------------------------------
                                                                      84,905

1-800-922-6769
                                       40

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CANADA: 3.9%
       635,000   Talisman Energy                                $     17,116
                 OIL & GAS PRODUCER
       340,000   Masonite International (b)                           11,694
                 DOOR MANUFACTURER
       500,000   Corus Entertainment                                  10,415
                 TELEVISION PROGRAMMING & RADIO STATIONS
       450,000   Intrawest                                            10,330
                 OWNER/OPERATOR OF SKI RESORTS
     1,000,000   Fairbourne Energy (b)                                10,040
                 OIL & GAS PRODUCER
       235,000   Petrokazakhstan                                       8,719
                 OIL PRODUCER & REFINER IN KAZAKHSTAN
       400,000   Noranda                                               7,019
                 DIVERSIFIED MINING HOLDING COMPANY
       850,000   Ivanhoe Mines (b)                                     6,126
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                      81,459
                 >SOUTH AFRICA: 0.9%
       350,000   Edgars Consolidated Stores                           18,740
                 LEADING RETAIL CONGLOMERATE
----------------------------------------------------------------------------

                                                                ------------
OTHER COUNTRIES: TOTAL                                               185,104
----------------------------------------------------------------------------
LATIN AMERICA: 3.7%
                 >MEXICO: 1.5%
       660,000   Grupo Aeroportaurio Del Sureste                      18,051
                 CANCUN & COZUMEL AIRPORT OPERATOR
     3,000,000   Consorcio ARA (b)                                     9,016
                 AFFORDABLE HOUSING BUILDER
       700,000   URBI Desarrollo (b)                                   3,058
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                      30,125
                 >BRAZIL: 1.0%
       640,000   Natura Cosmeticos                                    18,675
                 DIRECT RETAILER OF COSMETICS
       156,250   Diagnosticos (b)                                      1,406
                 LARGEST PRIVATE DIAGNOSTIC SERVICES COMPANY IN BRAZIL
----------------------------------------------------------------------------
                                                                      20,081

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

                 >ARGENTINA: 0.8%
       340,000   Tenaris                                        $     16,626
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------

                 >CHILE: 0.4%
       300,000   CorpBanca (b)                                         8,625
                 CHILEAN LOCAL BANK
----------------------------------------------------------------------------

                                                                ------------
LATIN AMERICA: TOTAL                                                  75,457

Total Common Stocks and Other                                   ------------
   EQUITY-LIKE SECURITIES: 93.9%                                   1,948,788
   (COST: $1,233,203)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 5.1%
$       35,000   Colgate Palmolive 2.17% 1/07/05 (c)                  34,988
        32,000   American Express Credit
                 2.26% 1/04/05                                        31,994
        30,000   American General Finance
                 2.27% 1/03/05                                        29,996
         9,076   Repurchase Agreement with State
                   Street Bank & Trust Co. dated
                   12/31/04, due 1/03/05 at 1.90%
                   collateralized by a Federal National
                   Mortgage Association Note,
                   maturing 1/05/05, market value
                   $9,260 (repurchase
                   proceeds: $9,077)                                   9,076
----------------------------------------------------------------------------
                 (AMORTIZED COST: $106,054)                          106,054

                                                                ------------
TOTAL INVESTMENTS: 99.0%                                           2,054,842
   (COST: $1,339,257) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.0%                          20,170

                                                                ------------
TOTAL NET ASSETS: 100%                                          $  2,075,012
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $1,354,913 and net unrealized appreciation was $699,929 consisting of gross unrealized appreciation of $721,173 and gross unrealized depreciation of $21,244.

(b)   Non-income producing security.

(c) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 1.7% of net assets.

(d) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

      CURRENCY                         VALUE           % OF NET ASSETS
      ================================================================
      Euro                         $  797,536                 38.4%
      Japanese Yen                    267,886                 12.9
      British Pounds                  185,539                  8.9
      US Dollar                       173,602                  8.4
      Other currencies less than
      5% of total net assets          630,279                 30.4
                                   ----------               -------
                                   $2,054,842                 99.0%
                                   ==========               =======

(e) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

Columbia Acorn International
      >Portfolio Diversification

At December 31, 2004, the Fund's portfolio investments as a percent of net assets were diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------
>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                       $127,951                 6.2%
Industrial Materials                              91,176                 4.4
Conglomerates                                     75,037                 3.6
Construction                                      56,221                 2.7
Machinery                                         41,146                 2.0
Outsourcing & Training Services                   39,976                 1.9
Steel                                             34,058                 1.6
Electrical Components                             32,774                 1.6
Industrial Distribution                           28,499                 1.4
Speciality Chemicals                              20,913                 1.0
----------------------------------------------------------------------------
                                                 547,751                26.4

>CONSUMER GOODS/SERVICES
Retail                                            88,034                 4.2
Apparels                                          78,632                 3.8
Food                                              65,111                 3.1
Furniture & Textiles                              52,649                 2.5
Beverage                                          30,437                 1.5
Restaurants                                       25,813                 1.2
Travel                                            25,182                 1.2
Other Consumer Services                           24,455                 1.2
Nondurables                                       18,675                 0.9
Durables Goods                                    17,052                 0.8
Consumer Electronics                              13,646                 0.7
Casinos                                           11,593                 0.6
Gaming                                            11,350                 0.6
Leisure Products                                   9,663                 0.5
Consumer Goods Distribution                        4,933                 0.2
----------------------------------------------------------------------------
                                                 477,225                23.0

>FINANCE
Banks                                            182,306                 8.8
Other Finance Companies                           43,404                 2.1
Savings & Loans                                   30,677                 1.5
Money Management                                  20,919                 1.0
Insurance                                          8,147                 0.4
----------------------------------------------------------------------------
                                                 285,453                13.8

                                               VALUE (000)           PERCENT
----------------------------------------------------------------------------

>INFORMATION
Business Information &
    Marketing Services                           $42,063                 2.0%
Computer Hardware &
    Related Equipment                             41,383                 2.0
Financial Processors                              26,585                 1.3
Satellite Broadcasting                            24,446                 1.2
Instrumentation                                   19,244                 0.9
Advertising                                       13,985                 0.7
Contract Manufacturing                            13,394                 0.6
Business Software                                 10,627                 0.5
Television Programming                            10,415                 0.5
Television Broadcasting                           10,191                 0.5
Internet Related                                   9,441                 0.5
Semiconductors &
    Related Equipment                              8,315                 0.4
Electronics Distribution                           6,922                 0.3
----------------------------------------------------------------------------
                                                 237,011                11.4

>ENERGY/MINERALS
Oil/Gas Producers                                 57,051                 2.8
Oil Services                                      41,076                 2.0
Agricultural Commodities                          16,653                 0.8
Mining                                            15,425                 0.7
Non-Ferrous Metals                                13,397                 0.7
Independent Power                                 12,976                 0.6
Distribution/Marketing/
    Refining                                      11,256                 0.5
----------------------------------------------------------------------------
                                                 167,834                 8.1

>HEALTH CARE
Hospital Management                               37,636                 1.8
Pharmaceuticals                                   32,010                 1.6
Medical Equipment                                 27,346                 1.3
Services                                          25,744                 1.2
Hospital/Laboratory Supplies                      12,025                 0.6
Biotechnology/Drug Delivery                        6,311                 0.3
----------------------------------------------------------------------------
                                                 141,072                 6.8

>OTHER INDUSTRIES
Transportation                                    54,039                 2.6
Real Estate                                       22,007                 1.0
Regulated Utilities                               16,396                 0.8
----------------------------------------------------------------------------
                                                  92,442                 4.4

Total Common Stocks and                      -------------------------------
   OTHER EQUITY-LIKE SECURITIES                1,948,788                93.9
SHORT-TERM OBLIGATIONS                           106,054                 5.1
                                             -------------------------------
TOTAL INVESTMENTS                              2,054,842                99.0

CASH AND OTHER ASSETS
   LESS LIABILITIES                               20,170                 1.0

                                             -------------------------------
NET ASSETS                                    $2,075,012               100.0%
----------------------------------------------------------------------------

1-800-922-6769
                                       42

Columbia Acorn USA
          >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04           12/31/04

Additions
----------------------------------------------------------------------------
          INFORMATION
Ceridian                                               0              90,000
Maximus                                                0              60,000
Symbol Technologies                              450,000             520,000
----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Central Parking                                  321,700             364,400
International Speedway Motors                     91,300             121,300
Petco Animal Supplies                             95,000             220,000
-----------------------------------------------------------------------------
          ENERGY/MINERALS
Pride International                                    0             120,000
----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Florida Rock Industries                           97,700             112,700

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
          INFORMATION
Avocent                                           50,000                   0
Euronet Worldwide                                 70,500                   0
Mediacom Communications                          600,000             300,000
PeopleSoft                                       304,991                   0
THQ                                               64,000                   0
Western Wireless                                 927,000             742,000
Zebra Technologies                               204,000              99,000
----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Leapfrog Enterprises                              50,000                   0
Urban Outfitters                                 138,200              48,200
----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Hub Group                                        246,000             221,000
----------------------------------------------------------------------------
          OTHER INDUSTRIES
The Rouse Company                                 47,000                   0

Columbia Acorn USA
          >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                VALUE (000)
----------------------------------------------------------------------------
                                                        COMMON STOCKS: 91.6%
----------------------------------------------------------------------------
INFORMATION: 28.8%
                 >BUSINESS/CONSUMER SOFTWARE: 8.6%
       287,600   Micros Systems (b)                             $     22,450
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
       296,650   Kronos (b)                                           15,168
                 LABOR MANAGEMENT SOLUTIONS
       974,000   JDA Software (b)                                     13,266
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,330,000   Novell (b)                                            8,977
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       473,500   MRO Software (b)                                      6,165
                 ENTERPRISE MAINTENANCE SOFTWARE
       653,200   E.Piphany (b)                                         3,155
                 CRM SOFTWARE
        60,000   Maximus (b)                                           1,867
                 OUTSOURCER FOR GOVERNMENT
       104,200   SPSS (b)                                              1,630
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
       100,000   Aspect Communications (b)                             1,114
                 CALL CENTER SOFTWARE
        65,000   MAPICS (b)                                              686
                 MID MARKET ERP SOFTWARE
----------------------------------------------------------------------------
                                                                      74,478
                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                 RELATED EQUIPMENT: 4.9%
       520,000   Symbol Technologies                                   8,996
                 MOBILE COMPUTERS & BARCODE SCANNERS
       365,300   Integrated Circuit Systems (b)                        7,642
                 SILICON TIMING DEVICES
       424,100   Seachange International (b)                           7,396
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       260,000   Unova (b)                                             6,575
                 BARCODE & WIRELESS LAN SYSTEMS
        99,000   Zebra Technologies (b)                                5,572
                 BAR CODE PRINTERS
        70,000   Littelfuse (b)                                        2,391
                 LITTLE FUSES
       100,000   Belden CDT                                            2,320
                 SPECIALTY CABLE
        40,000   Rogers (b)                                            1,724
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
---------------------------------------------------------------------------
                                                                      42,616
                 >MOBILE COMMUNICATIONS: 4.6%
       742,000   Western Wireless (b)                                 21,741
                 RURAL CELLULAR PHONE SERVICES
     1,005,000   Crown Castle International (b)                       16,723
                 COMMUNICATION TOWERS
        10,000   Telephone & Data Systems                                769
                 CELLULAR & TELEPHONE SERVICES
        40,000   American Tower (b)                                      736
                 COMMUNICATION TOWERS IN USA & MEXICO
----------------------------------------------------------------------------
                                                                      39,969

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS/WIRELINE
                 COMMUNICATIONS: 2.7%
       333,800   Commonwealth Telephone (b)                     $     16,576
                 RURAL PHONE FRANCHISES & CLEC
       480,000   Andrew (b)                                            6,542
                 WIRELESS INFRASTRUCTURE EQUIPMENT
---------------------------------------------------------------------------
                                                                      23,118
                 >BROADCASTING: 2.4%
       695,000   Spanish Broadcasting (b)                              7,339
                 SPANISH LANGUAGE RADIO STATIONS
       293,100   Salem Communications (b)                              7,313
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       510,000   Entravision Communications (b)                        4,258
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       138,500   Gray Television                                       2,147
                 MID MARKET AFFILIATED TV STATIONS
----------------------------------------------------------------------------
                                                                      21,057
                 >TRANSACTION PROCESSORS: 1.6%
       211,640   Global Payments                                      12,389
                 CREDIT CARD PROCESSOR
       143,100   Pegasus Systems (b)                                   1,803
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      14,192
                 >COMPUTER SERVICES: 1.1%
     1,005,500   AnswerThink (b)                                       4,685
                 IT INTEGRATOR FOR FORTUNE 2000
       786,000   RCM Technologies (b)(c)                               3,954
                 TECHNOLOGY ENGINEERING SERVICES
       200,000   Igate Capital (b)                                       810
                 TECHNOLOGY STAFFING SERVICES
----------------------------------------------------------------------------
                                                                       9,449
                 >BUSINESS INFORMATION/BUSINESS SERVICES/PUBLISHING:    1.0%
       102,800   Getty Images (b)                                      7,078
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
        90,000   Ceridian (b)                                          1,645
                 HR SERVICES & PAYMENT PROCESSING
---------------------------------------------------------------------------
                                                                       8,723
                 >INTERNET: 0.9%
       285,000   ValueClick (b)                                        3,799
                 INTERNET ADVERTISING
       460,600   DoubleClick (b)                                       3,583
                 INTERNET ADVERTISING & DIRECT MARKETING STATISTICAL DATA
----------------------------------------------------------------------------
                                                                       7,382
                 >INSTRUMENTATION: 0.3%
        90,000   Trimble Navigation (b)                                2,974
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------

                 >TELECOMMUNICATION EQUIPMENT: 0.3%
       300,000   Symmetricom (b)                                       2,913
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------

                 >TELEVISION PROGRAMMING: 0.2%
       300,000   Mediacom Communications (b)                           1,875
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------

1-800-922-6769
                                       44

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING: 0.2%
       140,000   Plexus (b)                                     $      1,841
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
INFORMATION: TOTAL                                                   250,587
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 17.4%
                 >RETAIL: 7.7%
       285,000   Abercrombie & Fitch                                  13,381
                 TEEN APPAREL RETAILER
       435,750   Aeropostale (b)                                      12,824
                 MALL BASED TEEN RETAILER
       220,000   Petco Animal Supplies (b)                             8,686
                 PET SUPPLIES & SERVICES
       393,750   Christopher & Banks                                   7,264
                 WOMEN'S APPAREL RETAILER
       115,000   Chico's FAS (b)                                       5,236
                 WOMEN'S SPECIALTY RETAIL
       212,500   Ann Taylor (b)                                        4,575
                 WOMEN'S APPAREL RETAILER
       100,000   Michaels Stores                                       2,997
                 CRAFT & HOBBY SPECIALTY RETAILER
        95,000   Genesco (b)                                           2,958
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       100,000   Sports Authority (b)                                  2,575
                 SPORTING GOODS STORES
       129,900   Brookstone (b)                                        2,539
                 SPECIALTY CONSUMER PRODUCT RETAILER
        48,200   Urban Outfitters (b)                                  2,140
                 ECLECTIC HOME & APPAREL RETAILER
        60,000   West Marine (b)                                       1,485
                 LARGEST RETAILER OF BOATING SUPPLIES
----------------------------------------------------------------------------
                                                                      66,660
                 >CONSUMER SERVICES: 4.4%
       396,000   ITT Educational Services (b)                         18,830
                 POSTSECONDARY DEGREE PROGRAM
       435,000   Coinstar (b)                                         11,671
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       364,400   Central Parking                                       5,520
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS & GARAGES
        60,000   Weight Watchers (b)                                   2,464
                 WEIGHT LOSS PROGRAMS
----------------------------------------------------------------------------
                                                                      38,485
                 >APPAREL: 1.8%
       194,200   Oxford Industries                                     8,020
                 BRANDED & PRIVATE LABEL APPAREL
        84,000   Coach (b)                                             4,737
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
       134,000   Steven Madden (b)                                     2,527
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
----------------------------------------------------------------------------
                                                                      15,284
                 >NONDURABLES: 1.4%
       167,200   Scotts Company (b)                                   12,292
                 CONSUMER LAWN & GARDEN PRODUCTS
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
       121,300   International Speedway Motors                  $      6,404
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       195,000   Callaway Golf                                         2,632
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                       9,036
                 >FURNITURE: 1.0%
        60,000   American Woodmark                                     2,621
                 KITCHEN CABINET MANUFACTURER
        85,000   Herman Miller                                         2,348
                 OFFICE FURNITURE
        20,000   Mohawk Industries (b)                                 1,825
                 CARPET & FLOORING
        40,000   HNI                                                   1,722
                 OFFICE FURNITURE & FIREPLACES
----------------------------------------------------------------------------
                                                                       8,516
                 >FOOD & BEVERAGES: 0.1%
        37,000   NBTY (b)                                                888
                 VITAMINS & SUPPLEMENTS
----------------------------------------------------------------------------

                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                       151,161
----------------------------------------------------------------------------
HEALTH CARE: 14.0%
                 >MEDICAL EQUIPMENT: 5.4%
       573,000   Edwards Lifesciences (b)                             23,642
                 HEART VALVES
       141,300   Diagnostic Products                                   7,778
                 IMMUNODIAGNOSTIC KITS
       170,600   VISX (b)                                              4,413
                 LASER EYE SURGERY
       220,000   Viasys Healthcare (b)                                 4,180
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       245,000   CTI Molecular Imaging (b)                             3,476
                 MEDICAL DIAGNOSTIC DEVICES
       115,700   ICU Medical (b)                                       3,163
                 INTRAVENOUS THERAPY PRODUCTS
----------------------------------------------------------------------------
                                                                      46,652
                 >SERVICES: 4.1%
       744,000   First Health Group (b)                               13,920
                 PPO NETWORK
       246,800   Lincare Holdings (b)                                 10,526
                 HOME HEALTH CARE SERVICES
       423,800   NDCHealth Group                                       7,878
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
       100,000   Dendrite International (b)                            1,940
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        40,000   Charles River Laboratories (b)                        1,840
                 PHARMACEUTICAL RESEARCH
----------------------------------------------------------------------------
                                                                      36,104
                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.6%
       360,000   Nektar Therapeutics (b)                               7,286
                 DRUG DELIVERY TECHNOLOGIES
       260,000   AtheroGenics (b)                                      6,125
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID ARTHRITIS, ASTHMA

Columbia Acorn USA
          >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       415,000   Ligand Pharmaceuticals (b)                     $      4,831
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
       300,000   Lexicon Genetics (b)                                  2,326
                 DRUG DISCOVERY
       154,000   SYRRX, Series C (b)(d)(e)                               770
                 X-RAY CRYSTALLOGRAPHY
       375,000   Locus Discovery, Series D, Pfd. (b)(d)(e)               750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
        15,000   Neurocrine Biosciences (b)                              739
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       363,636   Metabolex, Series F (b)(d)(e)                            53
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      22,880
                 >MEDICAL SUPPLIES: 1.0%
       222,800   Techne (b)                                            8,667
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE SCIENCES
----------------------------------------------------------------------------
                 >PHARMACEUTICALS: 0.9%
       192,000   Par Pharmaceuticals (b)                               7,945
                 GENERICS
----------------------------------------------------------------------------

                                                                ------------
HEALTH CARE: TOTAL                                                   122,248
----------------------------------------------------------------------------
ENERGY/MINERALS: 11.7%
                 >OIL SERVICES: 5.4%
       335,000   Chicago Bridge & Iron                                13,400
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG
       401,700   FMC Technologies (b)                                 12,935
                 OIL & GAS WELL HEAD MANUFACTURER
       355,000   Hanover Compressor (b)                                5,016
                 NATURAL GAS COMPRESSOR RENTAL
       941,000   Newpark Resources (b)                                 4,846
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
        61,000   Carbo Ceramics                                        4,209
                 NATURAL GAS WELL STIMULANTS
       120,000   Pride International (b)                               2,465
                 OFFSHORE DRILLING CONTRACTOR
       215,000   Pioneer Drilling (b)                                  2,169
                 OIL & GAS WELL DRILLER
       135,000   Key Energy Services (b)                               1,593
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      46,633
                 >OIL & GAS PRODUCERS: 4.1%
       610,000   Quicksilver Resources (b)                            22,436
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       272,000   Western Gas                                           7,956
                 OIL & COAL SEAM GAS PRODUCER
        52,100   Southwestern Energy (b)                               2,641
                 NATURAL GAS PRODUCER
        75,000   Range Resources                                       1,534
                 OIL & GAS PRODUCER
        70,000   McMoran Exploration (b)                               1,309
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
----------------------------------------------------------------------------
                                                                      35,876

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >DISTRIBUTION/MARKETING/REFINING: 2.2%
       115,600   Equitable Resources                            $      7,012
                 NATURAL GAS UTILITY & PRODUCER
       245,000   Oneok                                                 6,963
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       193,000   Atmos Energy                                          5,278
                 NATURAL GAS UTILITY
----------------------------------------------------------------------------
                                                                      19,253
                                                                ------------
ENERGY/MINERALS: TOTAL                                               101,762
----------------------------------------------------------------------------
FINANCE: 10.0%
                 >FINANCE COMPANIES: 4.7%
     1,091,500   AmeriCredit (b)                                      26,687
                 AUTO LENDING
       520,200   World Acceptance (b)                                 14,311
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      40,998
                 >INSURANCE: 2.8%
       430,000   HCC Insurance Holdings                               14,241
                 SPECIALTY INSURANCE
        16,500   Markel (b)                                            6,006
                 SPECIALTY INSURANCE
        35,000   Philadelphia Consolidated Holding (b)                 2,315
                 SPECIALTY INSURANCE
        91,000   United National Group (b)                             1,694
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      24,256
                 >BANKS: 1.7%
       263,000   TCF Financial                                         8,453
                 GREAT LAKES BANK
       197,656   Chittenden                                            5,678
                 VERMONT & WESTERN MASSACHUSETTS BANK
        10,000   West Bancorporation                                     176
                 DES MOINES SMALL BUSINESS BANK
         2,900   First Financial BankShares                              130
                 WEST TEXAS COMMUNITY BANK
----------------------------------------------------------------------------
                                                                      14,437
                 >SAVINGS & LOAN: 0.8%
        69,000   Downey Financial                                      3,933
                 CALIFORNIA HOME LENDER
       116,400   Anchor Bancorp Wisconsin                              3,393
                 WISCONSIN THRIFT
----------------------------------------------------------------------------
                                                                       7,326
                                                                ------------
FINANCE: TOTAL                                                        87,017
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.2%
                 >MACHINERY: 3.9%
       282,000   Esco Technologies (b)                                21,615
                 AUTOMATIC ELECTRIC METER READERS
       194,000   Pentair                                               8,451
                 PUMPS, WATER TREATMENT & TOOLS
       110,000   Ametek                                                3,924
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
----------------------------------------------------------------------------
                                                                      33,990

1-800-922-6769
                                       46

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
                 >LOGISTICS: 1.3%
       221,000   Hub Group (b)                                  $     11,540
                 TRUCK & RAIL FREIGHT FORWARDER
----------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 1.2%
       112,000   Genlyte Group (b)                                     9,596
                 COMMERCIAL LIGHTING FIXTURES
        25,000   Donaldson                                               814
                 INDUSTRIAL AIR FILTRATION
----------------------------------------------------------------------------
                                                                      10,410
                 >WATER: 0.9%
       134,000   Cuno (b)                                              7,959
                 FILTRATION & FLUIDS CLARIFICATION
----------------------------------------------------------------------------

                 >CONSTRUCTION: 0.8%
       112,700   Florida Rock Industries                               6,709
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS/INDUSTRIAL
                 MATERIALS: 0.4%
       114,400   Spartech                                              3,099
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.3%
        95,000   Clark (b)                                             1,474
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
        41,900   Insurance Auto Auctions (b)                             939
                 AUTO SALVAGE SERVICES
----------------------------------------------------------------------------
                                                                       2,413
                 >INDUSTRIAL DISTRIBUTION: 0.2%
       100,000   Nuco2 (b)                                             2,219
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES: 0.2%
       269,500   Quanta Services (b)                                   2,156
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      80,495
----------------------------------------------------------------------------
OTHER INDUSTRIES: 0.5%
                 >REAL ESTATE: 0.3%
       100,000   Crescent Real Estate Equities                         1,826
                 CLASS A OFFICE BUILDINGS
        35,000   Highland Hospitality                                    393
                 HOTEL REAL ESTATE INVESTMENT TRUST
----------------------------------------------------------------------------
                                                                       2,219
                 >REGULATED UTILITIES: 0.2%
        90,000   Northeast Utilities                                   1,696
                 REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                                                                ------------
OTHER INDUSTRIES: TOTAL                                                3,915

                                                                ------------
TOTAL COMMON STOCKS: 91.6%                                           797,185
   (COST: $516,601)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 8.3%
$       23,000   BellSouth 2.29% 1/07/05 (f)                    $     22,991
        23,000   Chevron/Texaco Funding
                 2.26% 1/04/05                                        22,996
        26,603   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal National Mortgage
                   Association Note,
                   maturing 1/05/05,
                   market value $27,136
                   (repurchase proceeds: $26,607)                     26,603
----------------------------------------------------------------------------
                 (AMORTIZED COST: $72,590)                            72,590

                                                                ------------
TOTAL INVESTMENTS: 99.9%                                             869,775
   (COST: $589,191) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                             907
                                                                ------------
TOTAL NET ASSETS: 100%                                          $    870,682
============================================================================

Columbia Acorn USA
     >Statement of Investments, December 31, 2004

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $589,444 and net unrealized appreciation was $280,331 consisting of gross unrealized appreciation of $302,917 and gross unrealized depreciation of $22,586.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company:

      RCM Technologies                 6.92%

      The aggregate cost and value of this company at December 31 , 2004, was $5,636 and $3,954, respectively. Investments in affiliate companies represent 0.5% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004, were as follows:

                  Dividend Income                          $    --
                  Net realized gain or loss                $(3,800)
                  Change in unrealized gain or loss        $(1,838)

                  Purchases                                $    --
                  Proceeds from sales                      $   562

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2004, these securities were illiquid. At December 31, 2004, these securities (in thousands) amounted to $1,573 which represents 0.2% of total net assets.

      Additional information on these securities is as follows:

                                    Acquisition
Security                               Dates        Shares (000)    Cost (000)    Value (000)
---------------------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.      09/05/01               375        $1,500         $  750
Metabolex, Series F                  05/11/00               364         2,000             53
SYRRX, Series C                      01/08/01               154         1,001            770
                                                                       -------        -------
                                                                       $4,501         $1,573
                                                                       =======        =======

(e) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 2.6% of net assets.

1-800-922-6769
                                       48

Columbia Acorn International Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                      NUMBER OF SHARES
                                             --------------------------------
                                              09/30/04              12/31/04

Additions
-----------------------------------------------------------------------------
          EUROPE

>UNITED KINGDOM/IRELAND
Compass Group                                    120,000              220,000
Depfa Bank (Ireland)                              98,000              114,000
Exel                                             135,000              155,000


>SWITZERLAND
Kuehne & Nagel                                         0                5,500
Synthes-Stratec                                    5,000               10,000


>FRANCE
Neopost                                           25,100               31,000


>NORWAY
Orkla                                                  0               26,000


>CZECH REPUBLIC
Komercni Banka                                    12,000               15,000


>GERMANY
Deutsche Boerse                                        0               13,000
-----------------------------------------------------------------------------
          ASIA

>JAPAN
Hoya                                              12,400               15,000
Shimano                                           35,000               59,000


>HONG KONG/CHINA
Global Bio-Chem Technology
  Group (China)                                        0              800,000
Hong Kong Exchanges &
  Clearing                                             0              425,000


>SINGAPORE
ComfortDelGro                                          0              600,000
-----------------------------------------------------------------------------
          OTHER COUNTRIES

>CANADA
Kinross Gold                                      80,000              164,400


>AUSTRALIA
Lion Nathan                                      260,000              300,000

                                                      NUMBER OF SHARES
                                             --------------------------------
                                               09/30/04             12/31/04

SALES
-----------------------------------------------------------------------------
          EUROPE

>UNITED KINGDOM
Anglo Irish Bank (Ireland)                       160,000              140,000
BG Group                                         240,000                    0
Jardine Lloyd Thompson                           100,000                    0
Rank Group                                       200,000                    0
Smith & Nephew                                    46,000                    0

-----------------------------------------------------------------------------
          ASIA

>JAPAN
Uni-Charm                                         25,100                    0

-----------------------------------------------------------------------------
          LATIN AMERICA

>ARGENTINA
Tenaris                                           39,200               29,200

Columbia Acorn International Select
          >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

                                                         COMMON STOCKS: 89.9%
-----------------------------------------------------------------------------
                 EUROPE: 53.5%
                 >UNITED KINGDOM/IRELAND: 20.3%
       140,000   Anglo Irish Bank (Ireland)                       $     3,394
                 SMALL BUSINESS & MIDDLE MARKET BANKING
       155,000   Exel                                                   2,148
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
       114,000   Depfa Bank (Ireland) (d)                               1,907
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       104,000   Grafton Group (Ireland) (b)                            1,127
                 BUILDERS, WHOLESALERS & DIY RETAILING
       220,000   Compass Group                                          1,038
                 INTERNATIONAL CONCESSION & CONTRACT CATERER
        40,000   Kerry (Ireland)                                          956
                 FOOD INGREDIENTS
        70,000   British Sky Broadcasting                                 754
                 DIGITAL SATELLITE BROADCASTING
        17,000   Cobham                                                   403
                 AEROSPACE COMPONENTS
         6,000   Intermediate Capital                                     125
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL

-----------------------------------------------------------------------------
                                                                       11,852
                 >SWITZERLAND: 10.3%
         1,900   Geberit International (d)                              1,386
                 PLUMBING SUPPLIES
         5,500   Kuehne & Nagel (d)                                     1,180
                 FREIGHT FORWARDING/LOGISTICS
        10,000   Synthes-Stratec (b)(d)                                 1,116
                 PRODUCTS FOR ORTHOPEDIC SURGERY
         7,000   Swatch Group (d)                                       1,026
                 WATCH & ELECTRONICS MANUFACTURER
         2,300   Schindler (d)                                            909
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
           600   Givaudan (d)                                             395
                 INDUSTRIAL FRAGRANCES & FLAVORS
-----------------------------------------------------------------------------
                                                                        6,012

                 >FRANCE/BELGIUM: 7.1%
        31,000   Neopost                                                2,402
                 POSTAGE METER MACHINES
        14,000   Imerys                                                 1,171
                 INDUSTRIAL MINERALS PRODUCER
         7,000   Essilor International                                    547
                 EYEGLASS LENSES
-----------------------------------------------------------------------------
                                                                        4,120
                 >NORWAY: 4.1%
       157,500   Den Norske Bank (d)                                    1,545
                 LARGEST NORWEGIAN BANK
        26,000   Orkla (d)                                                850
                 FOOD & DIVERSIFIED CONSUMER GOODS
-----------------------------------------------------------------------------
                                                                        2,395
                 >CZECH REPUBLIC: 3.7%
        15,000   Komercni Banka (d)                                     2,183
                 LEADING CZECH UNIVERSAL BANK
-----------------------------------------------------------------------------

                 >LUXEMBOURG: 2.7%
       120,000   SES Global                                             1,560
                 SATELLITE BROADCASTING SERVICES
-----------------------------------------------------------------------------

NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

                 >GERMANY: 2.6%
        13,000   Deutsche Boerse (d)                              $       779
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
        12,000   Rhoen-Klinikum (d)                                       736
                 HOSPITAL MANAGEMENT
-----------------------------------------------------------------------------
                                                                        1,515
                 >SPAIN: 1.7%
        43,000   Red Electrica (d)                                        962
                 SPANISH POWER GRID
-----------------------------------------------------------------------------

                 >ITALY: 1.0%
        34,000   Autogrill (b)(d)                                         566
                 TOLLWAY RESTAURANTS

                                                                  -----------
EUROPE: TOTAL                                                          31,165

-----------------------------------------------------------------------------
ASIA: 24.9%
                 >JAPAN: 20.3%
        38,000   Daito Trust Construction (d)                           1,803
                 APARTMENT BUILDER
        15,000   Hoya (d)                                               1,694
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
        59,000   Shimano (d)                                            1,681
                 BICYCLE COMPONENTS & FISHING TACKLE
         9,700   Funai Electric (d)                                     1,203
                 CONSUMER ELECTRONICS
        64,000   Ushio (d)                                              1,191
                 INDUSTRIAL LIGHT SOURCES
        32,300   Sugi Pharmacy (d)                                      1,095
                 DRUGSTORE OPERATOR
       181,800   Hiroshima Bank (d)                                       960
                 REGIONAL BANK
        11,500   Fast Retailing (d)                                       872
                 APPAREL RETAILER
           310   Dentsu (d)                                               834
                 ADVERTISING AGENCY
        23,000   Olympus Optical (d)                                      490
                 MEDICAL EQUIPMENT & CAMERAS
-----------------------------------------------------------------------------
                                                                       11,823

                 >HONG KONG/CHINA: 2.9%
       425,000   Hong Kong Exchanges & Clearing                         1,140
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
       800,000   Global Bio-Chem Technology
                 Group (China)                                            530
                 CHINESE REFINER OF CORN-BASED COMMODITIES
-----------------------------------------------------------------------------
                                                                        1,670
                 >SINGAPORE: 1.7%
       600,000   ComfortDelGro                                            570
                 TAXI & MASS TRANSIT SERVICE
        45,000   Venture                                                  438
                 ELECTRONIC CONTRACT MANUFACTURER
-----------------------------------------------------------------------------
                                                                        1,008
                                                                  -----------
ASIA: TOTAL                                                            14,501
-----------------------------------------------------------------------------

1-800-922-6769
                                       50

NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

OTHER COUNTRIES: 9.1%
                 >CANADA: 5.7%
        47,000   Talisman Energy                                  $     1,267
                 OIL & GAS PRODUCER
       164,400   Kinross Gold (b)                                       1,158
                 GOLD MINING
        50,000   Noranda                                                  877
                 DIVERSIFIED MINING HOLDING COMPANY
-----------------------------------------------------------------------------
                                                                        3,302
                 >AUSTRALIA: 3.4%
       300,000   Lion Nathan                                            2,016
                 BEER BREWER/DISTRIBUTOR
-----------------------------------------------------------------------------

                                                                  -----------
OTHER: TOTAL                                                            5,318
-----------------------------------------------------------------------------
LATIN AMERICA: 2.4%
                 >ARGENTINA: 2.4%
        29,200   Tenaris                                                1,428
                 STEEL PIPE FOR OIL WELLS & PIPELINES
-----------------------------------------------------------------------------

                                                                  -----------

LATIN AMERICA: TOTAL                                                    1,428

                                                                  -----------
TOTAL COMMON STOCKS: 89.9%                                             52,412
   (COST: $36,884)

PRINCIPAL AMOUNT (000)                                            VALUE (000)
-----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 10.6%
$        6,163   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal Home Loan Bank Note,
                   maturing 4/02/18, market
                   value $6,286 (repurchase
                   proceeds: $6,164)                              $     6,163
-----------------------------------------------------------------------------
                 (COST: $6,163)                                         6,163

TOTAL INVESTMENTS: 100.5%                                              58,575
   (COST: $43,047) (A)                                            -----------

CASH AND OTHER ASSETS LESS LIABILITIES: (0.5%)                           (287)
                                                                  -----------
TOTAL NET ASSETS: 100%                                                $58,288
=============================================================================

>Notes to Statement of Investments (in thousands)

(a) -At December 31, 2004, for federal income tax purpose cost of investments was $44,012 and net unrealized appreciation was $14,563 consisting of gross unrealized appreciation of $15,223 and gross unrealized depreciation of $660.

(b)   Non-income producing security.

(c) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

           CURRENCY             VALUE    % OF NET ASSETS
      ==================================================
      Euro                     $16,107             27.6%
      Japanese Yen              11,823             20.3
      US Dollar                  7,591             13.0
      Swiss Franc                6,012             10.3
      British Pounds             4,469              7.7
      Canadian Dollar            3,302              5.7
      Other currencies less
       than 5% of total
       net assets                9,271             15.9
                               -------            ------
                               $58,575            100.5%
                               =======            ======

(d) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

Columbia Acorn International Select
      >Portfolio Diversification

At December 31, 2004, the Fund's portfolio investments as a percent of net assets were diversified as follows:

                                             VALUE (000)              PERCENT
-----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                    $     4,237                  7.3%
Industrial Materials                               2,557                  4.4
Machinery                                          2,402                  4.1
Construction                                       1,803                  3.1
Electrical Components                              1,594                  2.7
Steel                                              1,428                  2.4
Industrial Distribution                            1,127                  1.9
Speciality Chemicals                                 395                  0.7
-----------------------------------------------------------------------------
                                                  15,543                 26.6

>CONSUMER GOODS/SERVICES
Durable Goods                                      2,707                  4.6
Beverage                                           2,016                  3.5
Retail                                             1,967                  3.4
Food                                               1,806                  3.1
Restaurants                                        1,604                  2.7
Consumer Electronics                               1,203                  2.1
-----------------------------------------------------------------------------
                                                  11,303                 19.4


>FINANCE
Banks                                              9,989                 17.2
Other Finance Companies                              125                  0.2
-----------------------------------------------------------------------------
                                                  10,114                 17.4

                                              VALUE (000)             PERCENT
-----------------------------------------------------------------------------

>INFORMATION
Financial Processors                         $     1,919                  3.3%
Semiconductors and
    Related Equipment                              1,694                  2.9
Satellite Broadcasting
    and Services                                   1,560                  2.7
Advertising                                          834                  1.4
Television Broadcasting                              754                  1.3
Contract Manufacturing                               438                  0.7
-----------------------------------------------------------------------------
                                                   7,199                 12.3

>ENERGY/MINERALS
Oil/Gas Producers                                  1,267                  2.2
Non-Ferrous Metals                                 1,158                  2.0
Mining                                               877                  1.5
Agricultural Commodities
    (includes Forestry)                              530                  0.9
-----------------------------------------------------------------------------
                                                   3,832                  6.6

>HEALTH CARE
Medical Equipment                                  2,153                  3.7
Hospital Management                                  736                  1.3
-----------------------------------------------------------------------------
                                                   2,889                  5.0

>OTHER INDUSTRIES
Regulated Utilities                                  962                  1.6
Transportation                                       570                  1.0
-----------------------------------------------------------------------------
                                                   1,532                  2.6
Total Common Stocks and
                                             --------------------------------
   OTHER EQUITY-LIKE SECURITIES                   52,412                 89.9


SHORT-TERM OBLIGATIONS                             6,163                 10.6
                                             --------------------------------
TOTAL INVESTMENTS                                 58,575                100.5


CASH AND OTHER ASSETS
   LESS LIABILITIES                                 (287)                (0.5)
                                             --------------------------------
NET ASSETS                                   $    58,288                100.0%
=============================================================================

1-800-922-6769
                                       52

Columbia Acorn Select
     >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                      NUMBER OF SHARES
                                             --------------------------------
                                                09/30/04             12/31/04

Additions
-----------------------------------------------------------------------------
          INFORMATION
AnswerThink                                            0              647,660
Aspect Communications                                  0               80,200
IAC/InterActiveCorp                                    0              720,000
Liberty Media International                            0              235,000
McAfee                                         2,750,000            3,150,000
Skillsoft Publishing                           4,188,100            8,625,900
Tellabs                                        4,100,000            5,100,000
UnitedGlobalCom                                        0            1,100,000

-----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
ITT Educational Services                       1,350,000            1,395,000
International Speedway Motors                    460,000              485,000
Safeway                                        1,550,000            2,540,000

-----------------------------------------------------------------------------
          FINANCE
Janus Capital                                    360,000            1,220,000

-----------------------------------------------------------------------------
          ENERGY/MINERALS
FMC Technologies                                       0              380,000

                                                      NUMBER OF SHARES
                                             --------------------------------
                                                09/30/04             12/31/04

Sales
-----------------------------------------------------------------------------
          INFORMATION
Fair Isaac                                     1,000,000              537,800
PeopleSoft                                     2,135,000                    0
Synopsys                                       1,040,000              860,000

-----------------------------------------------------------------------------
          HEALTH CARE
First Health Group                             3,350,000            2,836,500

Columbia Acorn Select
          >Statement of Investments, December 31, 2004


NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

                                                         COMMON STOCKS: 86.6%
-----------------------------------------------------------------------------
INFORMATION: 30.6%
                 >BUSINESS SOFTWARE: 9.5%
     3,150,000   McAfee (b)                                          $ 91,130
                 SECURITY SOFTWARE & SERVICES
       860,000   Synopsys (b)                                          16,873
                 SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS
     1,600,000   Novell (b)                                            10,800
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
        80,200   Aspect Communications (b)                                893
                 CALL CENTER SOFTWARE
-----------------------------------------------------------------------------
                                                                      119,696
                 >INTERNET: 5.5%
     8,625,900   Skillsoft Publishing (b)(c)                           48,736
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                 (E-LEARNING)
       720,000   IAC/InterActiveCorp (b)                               19,886
-----------------------------------------------------------------------------

                 DOMINATE INTERNET MIDDLEMAN
                                                                       68,622
                 >BUSINESS INFORMATION: 4.8%
       470,000   Moody's                                               40,820
                 CREDIT RATING SERVICE
       537,800   Fair Isaac                                            19,727
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
-----------------------------------------------------------------------------
                                                                       60,547
                 >TELECOMMUNICATIONS EQUIPMENT: 3.5%
     5,100,000   Tellabs (b)                                           43,809
-----------------------------------------------------------------------------
                 TELECOMMUNICATIONS EQUIPMENT

                 >MOBILE COMMUNICATIONS: 3.0%
     2,050,000   American Tower (b)                                    37,720
-----------------------------------------------------------------------------
                 COMMUNICATION TOWERS IN USA & MEXICO

                 >INSTRUMENTATION: 2.4%
     1,000,000   Tektronix                                             30,210
                 ANALYTICAL INSTRUMENTS
-----------------------------------------------------------------------------

                 >TELEVISION PROGRAMMING/CATV: 1.7%
       235,000   Liberty Media International (b)                       10,864
                 CATV HOLDING COMPANY
     1,100,000   UnitedGlobalCom (b)                                   10,626
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
-----------------------------------------------------------------------------
                                                                       21,490
                 >COMPUTER SERVICES: 0.2%
       647,660   AnswerThink (b)                                        3,018
                 IT INTEGRATOR FOR FORTUNE 2000
                                                               --------------
INFORMATION: TOTAL                                                    385,112
-----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 30.4%
                 >RETAIL: 10.5%
     2,540,000   Safeway (b)                                           50,140
                 RETAIL FOOD & DRUG STORES
       975,000   Abercrombie & Fitch                                   45,776
                 TEEN APPAREL RETAILER
       750,000   Costco                                                36,307
                 WAREHOUSE SUPERSTORES
-----------------------------------------------------------------------------
                                                                      132,223


NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 7.7%
     1,395,000   ITT Educational Services (b)                     $    66,332
                 POSTSECONDARY DEGREE PROGRAMS
       728,000   Weight Watchers (b)                                   29,899
                 WEIGHT LOSS PROGRAM
-----------------------------------------------------------------------------
                                                                       96,231
                 >FURNITURE & MANUFACTURERS: 5.4%
       630,000   Coach (b)                                             35,532
                 DESIGNER & RETAILER OF BRANDED LEATHER
                 ACCESSORIES
     1,160,000   Herman Miller                                         32,051
                 OFFICE FURNITURE
-----------------------------------------------------------------------------
                                                                       67,583
                 >LEISURE VEHICLES: 4.8%
     1,000,000   Harley-Davidson                                       60,750
                 MOTORCYCLES & RELATED MERCHANDISE

                 >ENTERTAINMENT: 2.0%
       485,000   International Speedway Motors                         25,608
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
-----------------------------------------------------------------------------

                                                                  -----------
CONSUMER GOODS/SERVICES: TOTAL                                        382,395
-----------------------------------------------------------------------------
FINANCE: 14.6%
                 >BANKS: 7.0%
     1,970,000   TCF Financial                                         63,316
                 GREAT LAKES BANK
       750,000   Associated Banc-Corp                                  24,908
                 MIDWEST BANK
-----------------------------------------------------------------------------
                                                                       88,224
                 >MONEY MANAGEMENT: 4.1%
       729,500   SEI Investments                                       30,588
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                 MANAGEMENT
     1,220,000   Janus Capital                                         20,508
                 MANAGES MUTUAL FUNDS
-----------------------------------------------------------------------------
                                                                       51,096
                 >INSURANCE: 3.5%
       120,000   Markel (b)                                            43,680
                 SPECIALTY INSURANCE
-----------------------------------------------------------------------------

                                                                  -----------
FINANCE: TOTAL                                                        183,000
-----------------------------------------------------------------------------
HEALTH CARE: 7.3%
                 >SERVICES: 7.3%
     2,836,500   First Health Group (b)                                53,071
                 PPO NETWORK
       910,000   Lincare Holdings (b)                                  38,811
                 HOME HEALTH CARE SERVICES
-----------------------------------------------------------------------------
                                                                       91,882
                                                                  -----------
HEALTH CARE: TOTAL                                                     91,882
-----------------------------------------------------------------------------

1-800-922-6769
                                       54

NUMBER OF SHARES                                                  VALUE (000)
-----------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 2.7%
                 >LOGISTICS: 2.7%
       620,000   Expeditors International
                 of Washington                                    $    34,646
                 INTERNATIONAL FREIGHT FORWARDER
-----------------------------------------------------------------------------

                                                                  -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                       34,646
-----------------------------------------------------------------------------
ENERGY/MINERALS: 1.0%
                 >OIL SERVICES: 1.0%
       380,000   FMC Technologies (b)                                  12,236
                 OIL & GAS WELL HEAD MANUFACTURER

-----------------------------------------------------------------------------

                                                                  -----------
ENERGY/MINERALS: TOTAL                                                 12,236

                                                                  -----------
TOTAL COMMON STOCKS: 86.6%                                          1,089,271
   (COST: $845,268)

PRINCIPAL AMOUNT (000)                                            VALUE (000)
-----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 12.6%
$       30,000   American General Finance
                 2.27% 1/03/05                                    $    29,996
        29,994   Toyota Credit 2.23% 1/04/05                           29,994
        27,000   American Express Finance
                 2.23% 1/03/05                                         26,992
        27,000   BellSouth 2.29% 1/7/05 (d)                            26,990
        16,000   Colgate Palmolive 2.17% 1/10/05                       15,991
        28,072   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal National Mortgage
                   Association Note,
                   maturing 1/05/05, market
                   value $28,636 (repurchase
                   proceeds: $28,076)                                  28,072
-----------------------------------------------------------------------------
                 (AMORTIZED COST: $158,035)                           158,035

                                                                  -----------
TOTAL INVESTMENTS: 99.2%                                            1,247,306
   (COST: $1,003,303) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.8%                            9,781
                                                                  -----------
TOTAL NET ASSETS: 100%                                            $ 1,257,087
=============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $1,003,540 and net unrealized appreciation was $243,766 consisting of gross unrealized appreciation of $271,003 and gross unrealized depreciation of $27,237.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company:

      Skillsoft Publishing             8.12%

      The aggregate cost and value of this company at December 31, 2004, was $55,490 and $48,736, respectively. Investments in affiliate companies represent 3.9% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004, were as follows:

           Dividend Income                               $     --
           Net realized gain or loss                     $     --
           Change in unrealized gain or loss             $ (6,754)

           Purchases                                     $ 55,490
           Proceeds from sales                           $     --

(d) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 2.1% of net assets.

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1-800-922-6769

                    COLUMBIA ACORN FAMILY OF FUNDS

                     > STATEMENTS OF ASSETS AND LIABILITIES

                     > STATEMENTS OF OPERATIONS

                     > STATEMENTS OF CHANGES IN NET ASSETS

                     > FINANCIAL HIGHLIGHTS

                     > NOTES TO FINANCIAL STATEMENTS

Columbia Acorn Family of Funds
    >Statements of Assets and Liabilities



                                                      COLUMBIA                COLUMBIA                COLUMBIA
                                                       ACORN                   ACORN                   ACORN
DECEMBER 31, 2004                                       FUND               INTERNATIONAL                USA
                                                --------------------    --------------------    --------------------
(in thousands)
ASSETS
Unaffiliated investments (including
    repurchase agreement), at cost              $          7,749,409    $          1,339,257    $            583,555
Affiliated investments, at cost (See Note 4)                 562,929                      --                   5,636
                                                --------------------    --------------------    --------------------
Unaffiliated investments, at value              $         11,871,978    $          2,045,766    $            839,218
Affiliated investments, at value (See Note 4)              1,928,260                      --                   3,954
Repurchase agreement, at value                                38,346                   9,076                  26,603
Cash                                                              --                      57                       1
Foreign currency (cost: Columbia Acorn
    Fund $14,854; Columbia Acorn
    International $16,352; Columbia Acorn
    International Select $50)                                 15,138                  16,664                      --
Receivable for:
    Investments sold                                           4,178                   4,172                      --
    Fund shares sold                                          23,692                   3,551                   2,223
    Dividends and interest                                     6,121                   1,598                     142
    Foreign tax reclaims                                         872                     826                       1
    Expense reimbursement due from Advisor                        --                      --                      --
Deferred Trustees' Compensation Investments                    1,498                     524                     102
Other assets                                                      --                      --                      --
                                                --------------------    --------------------    --------------------
    Total Assets                                          13,890,083               2,082,234                 872,244

LIABILITIES
Payable to custodian bank                                         89                      --                      --
Payable for:
    Investments purchased                                      7,118                   4,458                     449
    Fund shares redeemed                                      34,382                   1,502                     635
    12b-1 Service & Distribution fees                          2,594                      76                     109
    Legal & audit fees                                           267                      77                      45
    Reports to shareholders                                    1,759                     382                     171
    Deferred Trustees' fees                                    1,498                     524                     102
    Transfer agent fees                                          558                      95                      37
    Trustees' fees                                                11                      --                      --
    Custody fees                                                 113                     101                       2
    Other liabilities                                            235                       7                      12
                                                --------------------    --------------------    --------------------
    Total Liabilities                                         48,624                   7,222                   1,562
                                                --------------------    --------------------    --------------------
NET ASSETS                                      $         13,841,459    $          2,075,012    $            870,682
                                                ====================    ====================    ====================

COMPOSITION OF NET ASSETS
Paid in capital                                 $          8,128,938    $          1,406,584    $            580,054
Undistributed net investment income
    (Accumulated net investment loss)                        (20,921)                 16,151                    (103)
Accumulated net realized gain (loss)                         206,806                 (63,744)                 10,147
Net unrealized appreciation on:
    Investments                                            5,526,246                 715,585                 280,584
    Foreign currency translations                                390                     436                      --
                                                --------------------    --------------------    --------------------
NET ASSETS                                      $         13,841,459    $          2,075,012    $            870,682
                                                ====================    ====================    ====================

Net asset value per share -- Class A (a)        $              25.93    $              28.75    $              24.77
    (Net assets/shares)                          ($2,669,936/102,978)         ($70,582/2,455)        ($112,509/4,542)

Maximum offering price
    per share -- Class A (b)                    $              27.51    $              30.50    $              26.28
    (Net asset value per share/
    front-end sales charge)                           ($25.93/0.9425)         ($28.75/0.9425)         ($24.77/0.9425)

Net asset value and offering
    price per share -- Class B (a)              $              25.19    $              28.18    $              24.14
    (Net assets/shares)                           ($1,399,135/55,544)         ($54,752/1,943)         ($72,643/3,010)

Net asset value and offering
    price per share -- Class C (a)              $              25.18    $              28.19    $              24.14
    (Net assets/shares)                           ($1,083,006/43,004)         ($30,547/1,084)         ($39,643/1,642)

Net asset value and offering
    price per share  -- Class Z (c)             $              26.45    $              29.03    $              25.20
    (Net assets/shares)                          ($8,689,382/328,514)     ($1,919,131/66,102)       ($645,887/25,635)


                                                      COLUMBIA                COLUMBIA
DECEMBER 31, 2004                                      ACORN                   ACORN
                                                INTERNATIONAL SELECT           SELECT
(in thousands)                                  --------------------    --------------------

ASSETS
Unaffiliated investments (including
    repurchase agreement), at cost              $             43,047    $            947,813
Affiliated investments, at cost (See Note 4)                      --                  55,490
                                                --------------------    --------------------
Unaffiliated investments, at value              $             52,412    $          1,170,498
Affiliated investments, at value (See Note 4)                     --                  48,736
Repurchase agreement, at value                                 6,163                  28,072
Cash                                                              --*                      1
Foreign currency (cost: Columbia Acorn
    Fund $14,854; Columbia Acorn
    International $16,352; Columbia Acorn
    International Select $50)                                     50                      --
Receivable for:
    Investments sold                                              11                      --
    Fund shares sold                                             408                  12,610
    Dividends and interest                                        72                     158
    Foreign tax reclaims                                          13                      --
    Expense reimbursement due from Advisor                         3                      --
Deferred Trustees' Compensation Investments                       --                      --
                                                --------------------    --------------------
Other assets                                                      11                      16
    Total Assets                                              59,143               1,260,091

LIABILITIES
Payable to custodian bank                                         --                      --
Payable for:
    Investments purchased                                        674                     681
    Fund shares redeemed                                          78                   1,508
    12b-1 Service & Distribution fees                              5                     344
    Legal & audit fees                                            24                      42
    Reports to shareholders                                       48                     273
    Deferred Trustees' fees                                       16                      57
    Transfer agent fees                                            6                      97
    Trustees' fees                                                --                      --*
    Custody fees                                                   4                       2
    Other liabilities                                             --                      --
                                                --------------------    --------------------
    Total Liabilities                                            855                   3,004
                                                --------------------    --------------------
NET ASSETS                                      $             58,288    $          1,257,087
                                                ====================    ====================

COMPOSITION OF NET ASSETS
Paid in capital                                 $             73,860    $          1,005,933
Undistributed net investment income
    (Accumulated net investment loss)                             49                     (57)
Accumulated net realized gain (loss)                         (31,151)                  7,208
Net unrealized appreciation on:
    Investments                                               15,528                 244,003
    Foreign currency translations                                  2                      --
                                                --------------------    --------------------
NET ASSETS                                      $             58,288    $          1,257,087
                                                ====================    ====================

Net asset value per share -- Class A (a)        $              17.85    $              20.83
    (Net assets/shares)                                  ($4,357/244)       ($515,842/24,767)

Maximum offering price
    per share -- Class A (b)                    $              18.94    $              22.10
    (Net asset value per share/
    front-end sales charge)                           ($17.85/0.9425)         ($20.83/0.9425)

Net asset value and offering
    price per share -- Class B (a)              $              17.36    $              20.23
    (Net assets/shares)                                  ($5,097/294)        ($185,545/9,172)

Net asset value and offering
    price per share -- Class C (a)              $              17.38    $              20.23
    (Net assets/shares)                                  ($2,543/146)        ($110,435/5,459)

Net asset value and offering
    price per share  -- Class Z (c)             $              18.02    $              21.13
    (Net assets/shares)                               ($46,291/2,569)       ($445,265/21,073)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

*     Rounds to less than $500.

See accompanying notes to financial statements.

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                                       58

Columbia Acorn Family of Funds
    >Statements of Operations
     For the Year Ended December 31, 2004



                                                      COLUMBIA                COLUMBIA                COLUMBIA
                                                       ACORN                   ACORN                   ACORN
(in thousands)                                          FUND               INTERNATIONAL                USA
                                                --------------------    --------------------    --------------------
INVESTMENT INCOME:
    Dividend income                             $            104,281    $             39,926    $              2,493
    Dividend income from affiliates
      (See Note 4)                                             7,758                      --                      --
    Interest income                                           11,206                     777                     730
                                                --------------------    --------------------    --------------------
                                                             123,245                  40,703                   3,223
    Foreign taxes withheld                                    (4,147)                 (3,906)                     (5)
                                                --------------------    --------------------    --------------------
        Total Investment Income                              119,098                  36,797                   3,218
EXPENSES:
Management fee                                                79,884                  14,433                   6,825
Administration fee                                             5,759                     838                     356
12b-1 Service and Distribution fees:
    Class A                                                    6,960                     178                     306
    Class B                                                   11,958                     422                     637
    Class C                                                    9,641                     253                     373
Transfer agent fees:
    Class A                                                    3,024                     102                     156
    Class B                                                    3,149                     154                     173
    Class C                                                    1,843                      60                      72
    Class Z                                                    3,399                   1,333                     286
Custody fees                                                   1,516                   1,320                      30
Trustees' fees                                                   656                      95                      41
Registration & blue sky fees                                     593                      87                     111
Reports to shareholders                                        4,347                     899                     394
Legal & audit fees                                             1,091                     145                     119
Compliance fees                                                  172                      25                      11
Non-recurring costs (See Note 8)                               1,116                     162                      69
Other expenses                                                   285                      56                      22
                                                --------------------    --------------------    --------------------
    Total expenses                                           135,393                  20,562                   9,981
Less custody fees paid indirectly                                (27)                     (1)                     (1)
Less reimbursement of expenses
    by Advisor                                                    --                      --                      --
Less reimbursement of expenses
    by Transfer Agent                                         (2,101)                   (305)                   (122)
Non-recurring costs reimbursed (See Note 8)                   (1,116)                   (162)                    (69)
                                                --------------------    --------------------    --------------------
    Net Expenses                                             132,149                  20,094                   9,789
                                                --------------------    --------------------    --------------------
    Net Investment Income (Loss)                             (13,051)                 16,703                  (6,571)
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                                 656,773                 175,318                  32,045
    Affiliated investments (See Note 4)                       36,513                      --                  (3,800)
    Foreign currency transactions                               (102)                    563                      --
                                                --------------------    --------------------    --------------------
    Net realized gain                                        693,184                 175,881                  28,245
                                                ====================    ====================    ====================
Net change in net unrealized appreciation/
      depreciation on:
    Unaffiliated investments                               1,640,564                 276,024                 123,786
    Affiliated investments (See Note 4)                       59,516                      --                  (1,838)
    Foreign currency translations                              1,919                     911                      --
                                                --------------------    --------------------    --------------------
    Net change in unrealized appreciation/
        depreciation                                       1,701,999                 276,935                 121,948
                                                ====================    ====================    ====================
    Net realized and unrealized gain                       2,395,183                 452,816                 150,193
                                                --------------------    --------------------    --------------------
Net Increase in Net Assets resulting
    from Operations                             $          2,382,132    $            469,519    $            143,622
                                                ====================    ====================    ====================


                                                      COLUMBIA                COLUMBIA
                                                       ACORN                   ACORN
(in thousands)                                  INTERNATIONAL SELECT           SELECT
                                                --------------------    --------------------
INVESTMENT INCOME:
    Dividend income                             $                838    $              4,481
    Dividend income from affiliates
      (See Note 4)                                                --                      --
    Interest income                                               31                   1,485
                                                --------------------    --------------------
                                                                 869                   5,966
    Foreign taxes withheld                                       (87)                     --
                                                --------------------    --------------------
        Total Investment Income                                  782                   5,966
EXPENSES:
Management fee                                                   431                   8,663
Administration fee                                                22                     461
12b-1 Service and Distribution fees:
    Class A                                                       10                   1,140
    Class B                                                       36                   1,407
    Class C                                                       27                     869
Transfer agent fees:
    Class A                                                        9                     550
    Class B                                                       19                     466
    Class C                                                        7                     203
    Class Z                                                       69                     401
Custody fees                                                      51                      30
Trustees' fees                                                     2                      23
Registration & blue sky fees                                      60                     220
Reports to shareholders                                           92                     630
Legal & audit fees                                                32                      78
Compliance fees                                                    1                      14
Non-recurring costs (See Note 8)                                   4                      90
Other expenses                                                     9                      28
                                                --------------------    --------------------
    Total expenses                                               881                  15,273
Less custody fees paid indirectly                                 --*                     (1)
Less reimbursement of expenses
    by Advisor                                                  (131)                     --
Less reimbursement of expenses
    by Transfer Agent                                            (15)                   (222)
Non-recurring costs reimbursed (See Note 8)                       (4)                    (90)
                                                --------------------    --------------------
    Net Expenses                                                 731                  14,960
                                                --------------------    --------------------
    Net Investment Income (Loss)                                  51                  (8,994)
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                                   7,210                  47,420
    Affiliated investments (See Note 4)                           --                      --
    Foreign currency transactions                                 (2)                     --
                                                --------------------    --------------------
    Net realized gain                                          7,208                  47,420
                                                ====================    ====================
Net change in net unrealized appreciation/
      depreciation on:
    Unaffiliated investments                                   2,774                 140,545
    Affiliated investments (See Note 4)                           --                  (6,754)
    Foreign currency translations                                (12)                     --
                                                --------------------    --------------------
    Net change in unrealized appreciation/
        depreciation                                           2,762                 133,791
                                                ====================    ====================
    Net realized and unrealized gain                           9,970                 181,211
                                                --------------------    --------------------
Net Increase in Net Assets resulting
    from Operations                             $             10,021    $            172,217
                                                ====================    ====================


*     Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds
    >Statements of Changes in Net Assets



                                                         COLUMBIA                           COLUMBIA ACORN
                                                        ACORN FUND                          INTERNATIONAL

                                              Year ended         Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS            December 31,       December 31,       December 31,       December 31,
                                             -------------      -------------      -------------      -------------
(in thousands)                                   2004               2003               2004               2003
OPERATIONS:
Net investment income (loss)                 $     (13,051)     $      (9,911)     $      16,703      $      15,934
Net realized gain (loss) on investments
  and foreign currency transactions                693,184             90,682            175,881             (7,144)
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                  1,701,999          2,974,675            276,935            561,990
                                             -------------      -------------      -------------      -------------
  Net Increase from Operations                   2,382,132          3,055,446            469,519            570,780

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                      --                 --               (374)              (106)
  Net realized gain -- Class A                     (89,952)            (1,752)                --                 --
  Net investment income -- Class B                      --                 --                (75)                --
  Net realized gain -- Class B                     (49,011)            (1,116)                --                 --
  Net investment income -- Class C                      --                 --                (42)                --
  Net realized gain -- Class C                     (37,671)              (813)                --                 --
  Net investment income -- Class Z                  (5,620)                --            (16,439)            (5,829)
  Net realized gain -- Class Z                    (290,184)            (6,236)                --                 --
                                             -------------      -------------      -------------      -------------
    Total Distribution to Shareholders            (472,438)            (9,917)           (16,930)            (5,935)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                         703,271          1,041,782             19,736             45,279
  Distributions reinvested -- Class A               81,405              1,584                306                 80
  Redemptions -- Class A                          (453,387)          (259,438)           (17,531)           (42,948)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class A               331,289            783,928              2,511              2,411

  Subscriptions -- Class B                          90,732            364,144             10,422             11,463
  Distributions reinvested -- Class B               44,616              1,018                 66                 --
  Redemptions -- Class B                          (146,696)           (88,744)            (7,152)            (5,639)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class B               (11,348)           276,418              3,336              5,824

  Subscriptions -- Class C                         145,878            375,513              8,030             14,870
  Distributions reinvested -- Class C               30,636                673                 35                 --
  Redemptions -- Class C                          (136,434)           (73,548)            (6,936)           (13,396)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class C                40,080            302,638              1,129              1,474

  Subscriptions -- Class Z                       1,596,519          1,682,204            206,434            220,802
  Distributions reinvested -- Class Z              254,191              5,443             14,669              5,336
  Redemptions -- Class Z                        (1,447,781)          (667,986)          (284,074)          (434,204)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class Z               402,929          1,019,661            (62,971)          (208,066)
                                             -------------      -------------      -------------      -------------
    Net Increase (Decrease) from
      Share Transactions                           762,950          2,382,645            (55,995)          (198,357)
                                             -------------      -------------      -------------      -------------
Redemption Fees                                         --                 --                 86                400
                                             -------------      -------------      -------------      -------------
Total Increase in Net Assets                     2,672,644          5,428,174            396,680            366,888

NET ASSETS:
Beginning of period                             11,168,815          5,740,641          1,678,332          1,311,444
                                             -------------      -------------      -------------      -------------
End of period                                $  13,841,459      $  11,168,815      $   2,075,012      $   1,678,332
                                             =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $     (20,921)     $       6,955      $      16,151      $      16,493
                                             =============      =============      =============      =============


See accompanying notes to financial statements.

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                                       60



                                                         COLUMBIA                           COLUMBIA ACORN
                                                        ACORN USA                        INTERNATIONAL SELECT

                                              Year ended         Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS            December 31,       December 31,       December 31,       December 31,
                                             -------------      -------------      -------------      -------------
(in thousands)                                   2004               2003               2004               2003
OPERATIONS:
Net investment income (loss)                 $      (6,571)     $      (4,408)     $          51      $         136
Net realized gain (loss) on investments
  and foreign currency transactions                 28,245              7,301              7,208               (425)
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                    121,948            172,313              2,762             12,936
                                             -------------      -------------      -------------      -------------
  Net Increase from Operations                     143,622            175,206             10,021             12,647

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                      --                 --                 (6)                --
  Net realized gain -- Class A                        (622)                --                 --                 --
  Net investment income -- Class B                      --                 --                 --                 --
  Net realized gain -- Class B                        (415)                --                 --                 --
  Net investment income -- Class C                      --                 --                 --                 --
  Net realized gain -- Class C                        (224)                --                 --                 --
  Net investment income -- Class Z                      --                 --               (151)               (19)
  Net realized gain -- Class Z                      (3,487)                --                 --                 --
                                             -------------      -------------      -------------      -------------
    Total Distribution to Shareholders              (4,748)                --               (157)               (19)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                          27,362             60,457              1,860              2,350
  Distributions reinvested -- Class A                  572                 --                  5                 --
  Redemptions -- Class A                           (22,954)           (23,188)              (763)            (3,212)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class A                 4,980             37,269              1,102               (862)

  Subscriptions -- Class B                           4,936             19,327              1,664              1,577
  Distributions reinvested -- Class B                  375                 --                 --                 --
  Redemptions -- Class B                           (10,452)            (8,053)              (586)              (989)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class B                (5,141)            11,274              1,078                588

  Subscriptions -- Class C                           5,707             13,056                786              3,211
  Distributions reinvested -- Class C                  187                 --                 --                 --
  Redemptions -- Class C                            (8,114)            (4,575)            (2,429)            (3,564)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class C                (2,220)             8,481             (1,643)              (353)

  Subscriptions -- Class Z                         199,048            221,496             11,787             23,389
  Distributions reinvested -- Class Z                3,134                 --                146                 18
  Redemptions -- Class Z                          (161,267)           (83,975)            (7,456)           (25,393)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class Z                40,915            137,521              4,477             (1,986)
                                             -------------      -------------      -------------      -------------
    Net Increase (Decrease) from
      Share Transactions                            38,534            194,545              5,014             (2,613)
                                             -------------      -------------      -------------      -------------
Redemption Fees                                         --                 --                  4                 39
                                             -------------      -------------      -------------      -------------
Total Increase in Net Assets                       177,408            369,751             14,882             10,054

NET ASSETS:
Beginning of period                                693,274            323,523             43,406             33,352
                                             -------------      -------------      -------------      -------------
End of period                                $     870,682      $     693,274      $      58,288      $      43,406
                                             =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $        (103)     $          92      $          49      $         142
                                             =============      =============      =============      =============


                                                         COLUMBIA
                                                       ACORN SELECT

                                              Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS            December 31,       December 31,
                                             -------------      -------------
(in thousands)                                   2004               2003

OPERATIONS:
Net investment income (loss)                 $      (8,994)     $      (4,419)
Net realized gain (loss) on investments
  and foreign currency transactions                 47,420              8,643
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                    133,791             95,023
                                             -------------      -------------
  Net Increase from Operations                     172,217             99,247

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                      --                 --
  Net realized gain -- Class A                     (10,300)            (1,172)
  Net investment income -- Class B                      --                 --
  Net realized gain -- Class B                      (3,895)              (563)
  Net investment income -- Class C                      --                 --
  Net realized gain -- Class C                      (2,321)              (301)
  Net investment income -- Class Z                      --                 --
  Net realized gain -- Class Z                      (8,700)            (2,145)
                                             -------------      -------------
    Total Distribution to Shareholders             (25,216)            (4,181)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                         274,350            237,520
  Distributions reinvested -- Class A                9,614              1,096
  Redemptions -- Class A                           (91,343)           (30,378)
                                             -------------      -------------
  Net Increase (Decrease) -- Class A               192,621            208,238

  Subscriptions -- Class B                          61,755             78,641
  Distributions reinvested -- Class B                3,496                507
  Redemptions -- Class B                           (19,113)            (9,321)
                                             -------------      -------------
  Net Increase (Decrease) -- Class B                46,138             69,827

  Subscriptions -- Class C                          49,173             50,838
  Distributions reinvested -- Class C                1,934                257
  Redemptions -- Class C                           (17,236)            (4,391)
                                             -------------      -------------
  Net Increase (Decrease) -- Class C                33,871             46,704

  Subscriptions -- Class Z                         204,740            301,467
  Distributions reinvested -- Class Z                6,716              1,920
  Redemptions -- Class Z                          (114,619)          (150,913)
                                             -------------      -------------
  Net Increase (Decrease) -- Class Z                96,837            152,474
                                             -------------      -------------
    Net Increase (Decrease) from
      Share Transactions                           369,467            477,243
                                             -------------      -------------
Redemption Fees                                         --                 --
                                             -------------      -------------
Total Increase in Net Assets                       516,468            572,309

NET ASSETS:
Beginning of period                                740,619            168,310
                                             -------------      -------------
End of period                                $   1,257,087      $     740,619
                                             =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $         (57)     $         (21)
                                             =============      =============

Columbia Acorn Family of Funds
    >Statements of Changes in Net Assets, continued



                                                         COLUMBIA                           COLUMBIA ACORN
                                                        ACORN FUND                          INTERNATIONAL

                                              Year ended         Year ended         Year ended         Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:    December 31,       December 31,       December 31,       December 31,
                                             -------------      -------------      -------------      -------------
(in thousands)                                   2004               2003               2004               2003
Subscriptions -- Class A                            29,671             56,202                809              2,734
Shares issued in reinvestment and capital
  gains -- Class A                                   3,255                 73                 13                  5
Less shares redeemed -- Class A                    (19,230)           (14,204)              (722)            (2,590)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class A                13,696             42,071                100                149

Subscriptions -- Class B                             3,928             20,371                438                653
Shares issued in reinvestment and capital
  gains -- Class B                                   1,836                 48                  3                 --
Less shares redeemed -- Class B                     (6,388)            (5,154)              (301)              (343)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class B                  (624)            15,265                140                310

Subscriptions -- Class C                             6,282             20,690                333                911
Shares issued in reinvestment and capital
  gains -- Class C                                   1,261                 32                  2                 --
Less shares redeemed -- Class C                     (5,916)            (4,207)              (293)              (833)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class C                 1,627             16,515                 42                 78

Subscriptions -- Class Z                            66,041             89,984              8,246             13,104
Shares issued in reinvestment and capital
  gains -- Class Z                                   9,967                249                624                313
Less shares redeemed -- Class Z                    (60,621)           (36,502)           (11,723)           (25,027)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class Z                15,387             53,731             (2,853)           (11,610)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                             30,086            127,582             (2,571)           (11,073)
                                             -------------      -------------      -------------      -------------


*     Rounds to less than 500 shares.

See accompanying notes to financial statements.

1-800-922-6769
                                       62



                                                         COLUMBIA                           COLUMBIA ACORN
                                                        ACORN USA                        INTERNATIONAL SELECT

                                              Year ended         Year ended         Year ended         Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:     December 31,       December 31,       December 31,       December 31,
                                             -------------      -------------      -------------      -------------
(in thousands)                                   2004               2003               2004               2003
Subscriptions -- Class A                             1,239              3,345                116                216
Shares issued in reinvestment and capital
  gains -- Class A                                      24                 --                 --*                --
Less shares redeemed -- Class A                     (1,043)            (1,309)               (49)              (294)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class A                   220              2,036                 67                (78)

Subscriptions -- Class B                               229              1,087                108                137
Shares issued in reinvestment and capital
  gains -- Class B                                      16                 --                 --                 --
Less shares redeemed -- Class B                       (485)              (512)               (38)               (95)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class B                  (240)               575                 70                 42

Subscriptions -- Class C                               261                724                 52                311
Shares issued in reinvestment and capital
  gains -- Class C                                       8                 --                 --                 --
Less shares redeemed -- Class C                       (379)              (279)              (167)              (339)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class C                  (110)               445               (115)               (28)

Subscriptions -- Class Z                             8,912             12,184                707              2,239
Shares issued in reinvestment and capital
  gains -- Class Z                                     128                 --                 10                  2
Less shares redeemed -- Class Z                     (7,291)            (4,772)              (479)            (2,435)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) -- Class Z                 1,749              7,412                238               (194)
                                             -------------      -------------      -------------      -------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                              1,619             10,468                260               (258)
                                             -------------      -------------      -------------      -------------


                                                         COLUMBIA
                                                       ACORN SELECT
                                             --------------------------------
                                              Year ended         Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:     December 31,       December 31,
                                             -------------      -------------
(in thousands)                                   2004               2003
Subscriptions -- Class A                            14,418             14,227
Shares issued in reinvestment and capital
  gains -- Class A                                     473                 63
Less shares redeemed -- Class A                     (4,824)            (1,869)
                                             -------------      -------------
  Net Increase (Decrease) -- Class A                10,067             12,421

Subscriptions -- Class B                             3,336              4,854
Shares issued in reinvestment and capital
  gains -- Class B                                     177                 30
Less shares redeemed -- Class B                     (1,035)              (601)
                                             -------------      -------------
  Net Increase (Decrease) -- Class B                 2,478              4,283

Subscriptions -- Class C                             2,649              3,102
Shares issued in reinvestment and capital
  gains -- Class C                                      98                 15
Less shares redeemed -- Class C                       (929)              (271)
                                             -------------      -------------
  Net Increase (Decrease) -- Class C                 1,818              2,846

Subscriptions -- Class Z                            10,606             18,117
Shares issued in reinvestment and capital
  gains -- Class Z                                     326                108
Less shares redeemed -- Class Z                     (5,997)            (8,676)
                                             -------------      -------------
  Net Increase (Decrease) -- Class Z                 4,935              9,549
                                             -------------      -------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                             19,298             29,099
                                             -------------      -------------

COLUMBIA ACORN FAMILY OF FUNDS
         >FINANCIAL HIGHLIGHTS



COLUMBIA ACORN FUND                                     Class Z                          Years ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004          2003         2002         2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                               $  22.56      $  15.50     $   17.88    $  17.21    $  18.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.04          0.03          0.02        0.05        0.10
Net realized and unrealized gain (loss)                                4.78          7.05         (2.40)       1.01        1.55
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   4.82          7.08         (2.38)       1.06        1.65
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.02)           --            --       (0.04)      (0.11)
From net realized gains                                               (0.91)        (0.02)           --       (0.35)      (2.86)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.93)        (0.02)           --       (0.39)      (2.97)
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                     $  26.45      $  22.56     $   15.50    $  17.88    $  17.21
===================================================================================================================================
Total Return (b)                                                      21.51%(c)     45.68%       (13.31)%      6.14%      10.06%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                           0.81%         0.80%         0.82%       0.82%       0.83%
Net investment income (d)                                              0.18%         0.17%         0.15%       0.28%       0.55%
Reimbursement                                                          0.02%           --            --          --          --
Portfolio turnover rate                                                  20%           10%           13%         20%         29%
Net assets at end of period (IN MILLIONS)                          $  8,689      $  7,065     $   4,022    $  4,220    $  3,983


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN INTERNATIONAL                            Class Z                            Years ended December 31,
----------------------------------------------------------------------------------------------------------------------------00-----
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004          2003         2002         2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                               $  22.66      $  15.40     $   18.47    $  23.85    $  35.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.25          0.21          0.14        0.12        0.01
Net realized and unrealized gain (loss)                                6.37          7.13         (3.10)      (5.11)      (6.73)
--------------------------------------------------------------------------------------------------------------------------00-------
    Total from Investment Operations                                   6.62          7.34         (2.96)      (4.99)      (6.72)
--------------------------------------------------------------------------------------------------------------------------00-------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.25)        (0.08)        (0.11)         --       (0.66)
From net realized gains                                                  --            --            --       (0.39)      (4.10)
---------------------------------------------------------------------------------------------------------------------------00------
    Total Distributions Declared to Shareholders                      (0.25)        (0.08)        (0.11)      (0.39)      (4.76)
--------------------------------------------------------------------------------------------------------------------------00-------
REDEMPTION FEES
Redemption fees added to paid in capital                               0.00(a)(b)      --            --          --          --
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                     $  29.03      $  22.66     $   15.40    $  18.47    $  23.85
===================================================================================================================================
Total Return (c)                                                      29.47%(d)     47.80%       (16.10)%    (21.11)%    (20.02)%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                           1.08%         1.05%         1.06%       1.06%       1.05%
Net investment income (e)                                              1.01%         1.19%         0.80%       0.62%       0.02%
Reimbursement                                                          0.02%           --            --          --          --
Portfolio turnover rate                                                  40%           40%           52%         45%         63%
Net assets at end of period (IN MILLIONS)                          $  1,919      $  1,563     $   1,241    $  1,613    $  2,459


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN USA                                      Class Z                            Years ended December 31,

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004          2003         2002         2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  21.01      $  14.28     $   17.52    $  14.90    $  16.75
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                               (0.15)        (0.13)        (0.10)      (0.08)      (0.05)
Net realized and unrealized gain (loss)                                4.48          6.86         (3.14)       2.94       (1.48)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   4.33          6.73         (3.24)       2.86       (1.53)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                               --            --            --          --       (0.00)(b)
From net realized gains                                               (0.14)           --            --       (0.24)      (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.14)           --            --       (0.24)      (0.32)
NET ASSET VALUE, END OF PERIOD                                     $  25.20      $  21.01     $   14.28    $  17.52    $  14.90
===================================================================================================================================
Total Return (c)                                                      20.62%(d)     47.13%       (18.49)%     19.25%      (8.99)%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                           1.09%         1.11%         1.17%       1.17%       1.15%
Net investment loss (e)                                               (0.66)%       (0.72)%       (0.64)%     (0.46)%     (0.32)%
Reimbursement                                                          0.02%           --            --          --          --
Portfolio turnover rate                                                  18%            7%           31%         24%         45%
Net assets at end of period (IN MILLIONS)                          $    646      $    502     $     235    $    229    $    222


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

1-800-922-6769
                                  64-65 Spread

COLUMBIA ACORN FAMILY OF FUNDS
         >FINANCIAL HIGHLIGHTS



COLUMBIA ACORN INTERNATIONAL SELECT                     Class Z                            Years ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004          2003         2002         2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                               $  14.58      $  10.29     $   12.09    $  17.15     $  19.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                       0.04          0.06          0.03       (0.05)       (0.11)
Net realized and unrealized gain (loss)                                3.47          4.24         (1.83)      (4.92)       (2.53)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   3.51          4.30         (1.80)      (4.97)       (2.64)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.07)        (0.01)           --       (0.01)       (0.04)
From net realized gains                                                  --            --            --       (0.08)       (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.07)        (0.01)           --       (0.09)       (0.14)
===================================================================================================================================
REDEMPTION FEES
Redemption fees added to paid in capital                                 --(a)(b)      --            --          --           --
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                     $  18.02      $  14.58     $   10.29    $  12.09     $  17.15
===================================================================================================================================
Total Return (c)                                                      24.14%(d)     41.79%(c)   (14.89)%(c)  (29.05)%(c)  (13.35)%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                           1.45%         1.45%         1.45%       1.45%        1.33%
Net investment income (loss) (e)                                       0.27%         0.56%         0.26%      (0.32)%      (0.42)%
Reimbursement                                                          0.29%         0.42%         0.33%       0.01%          --
Portfolio turnover rate                                                  73%           69%          102%         82%          79%
Net assets at end of period (IN MILLIONS)                          $     46      $     34     $      26    $     37     $    130



(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN SELECT                                   Class Z                            Years ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004          2003         2002         2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                               $  18.20      $  14.04     $  15.23     $  14.13    $  13.70
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                               (0.10)        (0.10)       (0.10)       (0.05)      (0.07)
Net realized and unrealized gain (loss)                                3.47          4.39        (1.09)        1.18        1.59
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   3.37          4.29        (1.19)        1.13        1.52
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                               --            --           --           --       (0.01)
From net realized gains                                               (0.44)        (0.13)          --        (0.03)      (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.44)        (0.13)          --        (0.03)      (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  21.13      $  18.20     $  14.04     $  15.23    $  14.13
===================================================================================================================================
Total Return (b)                                                      18.58%(c)     30.61%       (7.81)%(c)    8.00%(c)   11.68%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               1.13%(d)      1.12%(d)    1.26%(d)      1.35%       1.34%(e)
Net investment loss                                                   (0.52)%(d)    (0.63)%(d)   (0.67)%(d)   (0.44)%     (0.52)%(e)
Reimbursement                                                          0.02%           --         0.01%        0.03%         --
Portfolio turnover rate                                                  34%           16%          40%          82%        116%
Net assets at end of period (IN MILLIONS)                          $    445      $    294     $     93     $     70    $     67


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

(e) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment loss to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50)%, respectively for the year ended December 31, 2000.

See accompanying notes to financial statements.

1-800-922-6769
                                  66-67 Spread

Columbia Acorn Family of Funds
        >Notes to Financial Statements

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select imposed a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z or Class A shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 75 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies
        >Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

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


        >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

        >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

        >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

        >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2004.

        >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition

Columbia Acorn Family of Funds
        >Notes to Financial Statements, continued

to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

        >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statements of Operations.

        >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

        >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

        >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for distribution reclassifications, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments, REIT adjustments, net operating loss reclassifications and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                       UNDISTRIBUTED OR
                         ACCUMULATED       ACCUMULATED                  NET
                         INVESTMENT        NET REALIZED   PAID IN    UNREALIZED
                        INCOME (LOSS)      GAIN (LOSS)    CAPITAL   APPRECIATION
--------------------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund          $   (3,401)     $  (31,294)  $34,695      $      --
Columbia Acorn
   International                   (115)         (1,100)       --          1,215
Columbia Acorn USA                6,612               2    (6,614)            --
Columbia Acorn
   International
   Select                            13             (13)       --             --
Columbia Acorn Select             8,958         (14,760)    5,802             --

      Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                    LONG-
                                                     TERM
                                      ORDINARY     CAPITAL
DECEMBER 31, 2004                      INCOME*      GAINS
------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                   $  30,840   $  441,598
Columbia Acorn International             16,930           --
Columbia Acorn USA                           --        4,748
Columbia Acorn
   International Select                     157           --
Columbia Acorn Select                        --       25,216

                                                     LONG-
                                                     TERM
                                       ORDINARY     CAPITAL
DECEMBER 31, 2003                       INCOME*      GAINS
------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                   $      --   $    9,917
Columbia Acorn International              5,935           --
Columbia Acorn USA                           --           --
Columbia Acorn International Select          19           --
Columbia Acorn Select                       736        3,445

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED    UNDISTRIBUTED
                                  ORDINARY         LONG-TERM      NET UNREALIZED
                                   INCOME        CAPITAL GAINS     APPRECIATION*
--------------------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund             $      13,818    $     195,429    $    5,504,772
Columbia Acorn
   International                       31,140               --           700,391
Columbia Acorn USA                         --           13,435           280,331
Columbia Acorn
   International
   Select                               1,031               --            14,562
Columbia Acorn Select                     896            6,548           243,766

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to deferral of losses from wash sales and PFIC adjustments.

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


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                           COLUMBIA ACORN    COLUMBIA ACORN
EXPIRATION                        INTERNATIONAL          USA
------------------------------------------------------------------
(IN THOUSANDS)

2009                              $           --    $        2,529*
2010                                      14,102               506
2011                                      48,477                --
------------------------------------------------------------------
TOTAL                             $       62,579    $        3,035

YEAR OF                        COLUMBIA ACORN
EXPIRATION                  INTERNATIONAL SELECT
------------------------------------------------
(IN THOUSANDS)

2009                              $       16,135
2010                                      12,528
2011                                       2,488
------------------------------------------------
TOTAL                             $       31,151

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

      The following capital loss carryforwards were utilized during the year ended December 31, 2004:

------------------------------------------------
(IN THOUSANDS)
Columbia Acorn International            $173,711
Columbia Acorn USA                        10,064
Columbia Acorn International Select        6,949
================================================

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs. Prior to April 1, 2004, Columbia Management Group, Inc. was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
----------------------------------------------------------
Net asset value:
On the first $700 million                            0.75%
Next $1.3 billion                                    0.70%
Net assets in excess of $2 billion                   0.65%

COLUMBIA ACORN INTERNATIONAL
----------------------------------------------------------
Net asset value:
On the first $100 million                            1.20%
Next $400 million                                    0.95%
Net assets in excess of $500 million                 0.75%

COLUMBIA ACORN USA
----------------------------------------------------------
Net asset value:
On the first $200 million                            0.95%
Net assets in excess of $200 million                 0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
----------------------------------------------------------
On average daily net assets:                         0.95%

COLUMBIA ACORN SELECT
----------------------------------------------------------
Net asset value:
On the first $700 million                            0.90%
Net assets in excess of $700 million                 0.85%

Prior to August 1, 2004:
On average daily net assets:                         0.90%

For the year ended December 31, 2004, the Funds' effective investment advisory fee rates were as follows:

----------------------------------------------------------
Columbia Acorn Fund                                  0.66%
Columbia Acorn International                         0.82
Columbia Acorn USA                                   0.91
Columbia Acorn International Select                  0.95
Columbia Acorn Select                                0.89
==========================================================

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.740% - up to $700 million; 0.690% - $700 million to $2 billion; 0.640% - $2 billion to $6 billion; 0.630% - $6 billion and over; COLUMBIA ACORN INTERNATIONAL - 1.190% - up to $100 million; 0.940% - $100 million to $500 million; 0.740% - $500 million and over; COLUMBIA ACORN USA - 0.940% - up to $200 million; 0.890% - $200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.940% on average daily net assets; COLUMBIA ACORN SELECT - 0.850% - up to $700 million; 0.800% - $700 million and over. The fee waiver was

Columbia Acorn Family of Funds
        >Notes to Financial Statements, continued

effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

        >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average annual net assets for Columbia Acorn Select Class Z shares.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

COLUMBIA ACORN TRUST
----------------------------------------------------------
Average daily net asset value:
On the first $8 billion                              0.05%
Next $8 billion                                      0.04%
Average daily net assets in excess of $16 billion    0.03%

      For the year ended December 31, 2004 each Fund's effective administration fee rate was 0.048%.

      Prior to August 1, 2004, Columbia WAM was paid at the annual rate of 0.05% of each Fund's average daily net assets.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      Each Fund has adopted a 12b-1 plan which requires it to pay the CFDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to October 1, 2004, the Transfer Agent received a fee, paid monthly, at the annual rate of $28.00 per open account. Prior to February 1, 2004, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.07% of the average daily net assets attributable to Class A, Class B and Class C shares plus flat-rate charges based on the number of shareholder accounts and transactions for Class A, Class B, Class C and Class Z shares.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2004, including each Fund's portion of a special payment to the chairman of the board of $25,000 for extraordinary time and effort spent on board matters during 2004, were as follows:

----------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                                  $656
Columbia Acorn International                           95
Columbia Acorn USA                                     41
Columbia Acorn International Select                     2
Columbia Acorn Select                                  23
==========================================================

      In April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2004, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 48 and 55, respectively.

      During the year ended December 31, 2004, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common

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                                       72

Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                                 PURCHASES    SALES
----------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                   $  33,441   $    741
Columbia Acorn International              3,657     13,528
Columbia Acorn USA                           --      1,963
Columbia Acorn International Select         608      4,794
Columbia Acorn Select                        --        889

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were:

COLUMBIA ACORN FUND
----------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                    $ 2,641,143
  Proceeds from sales                            2,226,641
==========================================================

COLUMBIA ACORN INTERNATIONAL
----------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                    $   688,543
  Proceeds from sales                              800,140
==========================================================

COLUMBIA ACORN USA
----------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                    $   141,569
  Proceeds from sales                              127,021
==========================================================

COLUMBIA ACORN INTERNATIONAL SELECT
----------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                    $    33,091
  Proceeds from sales                               31,991
==========================================================

COLUMBIA ACORN SELECT
----------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                    $   516,805
  Proceeds from sales                              297,997
==========================================================

7.    Redemption Fees

For the year ended December 31, 2004, the redemption fees for the Class Z shares of Columbia Acorn International and Columbia Acorn International Select amounted to $85,858 and $3,572, respectively.

8.    Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other

Columbia Acorn Family of Funds
        >Notes to Financial Statements, continued

policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland, and consolidated class action and derivative complaints have been filed.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the Trustees of the Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Trust and Columbia WAM intend to defend these suits vigorously. The Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

      In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      For the year ended December 31, 2004, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

----------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                            $     1,116
Columbia Acorn International                           162
Columbia Acorn USA                                      69
Columbia Acorn International Select                      4
Columbia Acorn Select                                   90
==========================================================

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                                       74

Columbia Thermostat Fund
        >Statement of Investments, December 31, 2004

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                         VALUE (000)
-----------------------------------------------------------------------------

                 >BOND FUNDS: 59.4%
        6,761    Columbia Intermediate Bond Fund,
                 Class Z                                          $    61,593
        3,451    Columbia Federal Securities Fund,
                 Class Z                                               36,995
        2,795    Columbia High Yield Fund,
                 Class Z                                               24,623
-----------------------------------------------------------------------------
                 TOTAL BOND FUNDS (COST: $122,197)                    123,211

                 >STOCK FUNDS: 40.0%
        2,291    Columbia Growth Stock Fund,
                 Class Z (b)                                           20,683
        1,134    Columbia Growth & Income Fund,
                 Class Z                                               20,598
          628    Columbia Acorn Fund,
                 Class Z                                               16,623
          466    Columbia Mid Cap Value Fund,
                 Class Z (b)                                           12,465
          590    Columbia Acorn Select,
                 Class Z                                               12,463
-----------------------------------------------------------------------------
                 TOTAL STOCK FUNDS (COST: $66,413)                     82,832

SHORT-TERM OBLIGATIONS: 0.4%
$         740    Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% Collateralized by a
                   Federal National Mortgage
                   Association Note, maturing
                   1/05/05, market value $760
                   (repurchase proceeds: $740)                            740
-----------------------------------------------------------------------------
                 (AMORTIZED COST: $740)                                   740

                                                                  -----------
TOTAL INVESTMENTS: 99.8%                                              206,783
                 (COST: $189,350) (a)


CASH AND OTHER ASSETS LESS LIABILITIES: 0.2%                              481

                                                                  -----------
TOTAL NET ASSETS: 100%                                            $   207,264
=============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $189,862 and net unrealized appreciation was $16,921 consisting of gross unrealized appreciation of $17,021 and gross unrealized depreciation of $100.

(b)   Non-income producing security.

Columbia Thermostat Fund
        >Statement of Assets and Liabilities

DECEMBER 31, 2004
-----------------------------------------------------------------------------
(IN THOUSANDS)

ASSETS
Unaffiliated investments, at value (cost $740)                $           740
Affiliated investments, at value (cost: $188,610)                     206,043

Cash                                                                        1
Receivable for:
    Fund shares sold                                                      304
    Dividends and interest                                                473
Expense reimbursement due from Advisor                                     80
                                                              ---------------
    Total Assets                                                      207,641

LIABILITIES
Payable for:
    Fund shares redeemed                                                  148
    Transfer agent fees                                                    20
    Custody fees                                                            1
    Legal & audit fees                                                     18
    Reports to shareholders                                                71
    12b-1 Service & Distribution fees                                     105
    Other liabilities                                                      14
                                                              ---------------
    Total Liabilities                                                     377
                                                              ---------------
NET ASSETS                                                    $       207,264
                                                              ===============

COMPOSITION OF NET ASSETS:
Paid in capital                                               $       186,468
Undistributed net investment income                                        15
Accumulated net realized gain                                           3,348
Net unrealized appreciation on investments                             17,433
                                                              ---------------
NET ASSETS                                                    $       207,264
                                                              ===============

Net asset value per share -- Class A (a)                      $         13.11
    (Net assets/shares)                                        ($77,092/5,879)

Maximum offering price per share -- Class A (b)               $         13.91
    (Net asset value per share/front-end sales charge)         ($13.11/0.9425)

Net asset value and offering price per share -- Class B (a)   $         13.14
    (Net assets/shares)                                        ($78,040/5,941)

Net asset value and offering price per share -- Class C (a)   $         13.13
    (Net assets/shares)                                        ($31,161/2,372)

Net asset value, offering and redemption
  price per share -- Class Z                                  $         13.12
    (Net assets/shares)                                        ($20,971/1,598)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

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                                       76

Columbia Thermostat Fund
        >Statement of Operations
         For the Year Ended December 31, 2004

(IN THOUSANDS)
-----------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from affiliated investment company shares           $     4,834
    Interest income                                                        12
                                                                  -----------
    Total Investment Income                                             4,846

EXPENSES:
Management fee                                                            177
Administration fee                                                         84
12b-1 Service and Distribution fees:
    Class A                                                               225
    Class B                                                               631
    Class C                                                               276
Transfer agent fees:
    Class A                                                               107
    Class B                                                               154
    Class C                                                                54
    Class Z                                                                26
Trustees' fees                                                              4
Custody fees                                                               15
Legal & audit fees                                                         29
Reports to shareholders                                                   145
Registration & blue sky fees                                               97
Compliance fees                                                             3
Non-recurring costs (See Note 7)                                           16
Other expenses                                                              8
                                                                  -----------
    Total expenses                                                      2,051
Less custody fees paid indirectly                                          --*
Less fees waived by Distributor                                           (65)
Less reimbursement of expenses by Advisor                                (403)
Less reimbursement of expenses by Transfer Agent                          (55)
Non-recurring costs reimbursed (See Note 7)                               (16)
                                                                  -----------
    Net Expenses                                                        1,512
                                                                  -----------
    Net Investment Income                                               3,334

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
    Affiliated investments                                              2,200
    Distributions from affiliated investment company shares             1,492
                                                                  -----------
    Net realized gain                                                   3,692
                                                                  -----------
Net change in unrealized appreciation on investments                    8,154
                                                                  -----------
    Net realized and unrealized gain                                   11,846
                                                                  -----------
Net Increase in Net Assets from Operations                        $    15,180
                                                                  ===========

*     Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Thermostat Fund
        >Statement of Changes in Net Assets

                                                    Year ended    Year ended
INCREASE IN NET ASSETS                              December 31,  December 31,
                                                    -----------   -----------
(IN THOUSANDS)                                         2004        2003 (a)

OPERATIONS:
Net investment income                               $     3,334   $       696
Net realized gain on investments and distributions
  from investment company shares                          3,692           272
Net change in net unrealized appreciation
  on investments                                          8,154         9,219
                                                    -----------   -----------
  Net Increase from Operations                           15,180        10,187

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income -- Class A                       (1,488)         (395)
  Net realized gain -- Class A                             (141)          (21)
  Net investment income -- Class B                         (997)         (108)
  Net realized gain -- Class B                             (146)          (30)
  Net investment income -- Class C                         (383)          (43)
  Net realized gain -- Class C                              (61)          (10)
  Net investment income -- Class Z                         (450)         (160)
  Net realized gain -- Class Z                              (36)          (14)
                                                    -----------   -----------
    Total Distributions to Shareholders                  (3,702)         (781)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                               42,302        40,815
  Distributions reinvested -- Class A                     1,425           373
  Redemptions -- Class A                                (13,080)       (1,441)
                                                    -----------   -----------
  Net Increase -- Class A                                30,647        39,747

  Subscriptions -- Class B                               27,802        48,741
  Distributions reinvested -- Class B                     1,024           125
  Redemptions -- Class B                                 (6,671)       (1,176)
                                                    -----------   -----------
  Net Increase -- Class B                                22,155        47,690

  Subscriptions -- Class C                               12,939        19,668
  Distributions reinvested -- Class C                       378            44
  Redemptions -- Class C                                 (4,000)       (1,015)
                                                    -----------   -----------
  Net Increase -- Class C                                 9,317        18,697

  Subscriptions -- Class Z                                8,408         9,094
  Distributions reinvested -- Class Z                       470           166
  Redemptions -- Class Z                                 (3,140)       (1,023)
                                                    -----------   -----------
  Net Increase -- Class Z                                 5,738         8,237
                                                    -----------   -----------
    Net Increase from Share Transactions                 67,857       114,371
                                                    -----------   -----------
Total Increase in Net Assets                             79,335       123,777
                                                    -----------   -----------

NET ASSETS:
Beginning of period                                     127,929         4,152
                                                    -----------   -----------
End of period                                       $   207,264   $   127,929
                                                    ===========   ===========

UNDISTRIBUTED NET INVESTMENT INCOME                 $        15   $        --
                                                    ===========   ===========

(a) Class A, Class B and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

See accompanying notes to financial statements.

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                                       78

Columbia Thermostat Fund
        >Statement of Changes in Net Assets, continued

                                                    Year ended    Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:           December 31,  December 31,
                                                    -----------   -----------
(IN THOUSANDS)                                         2004        2003 (a)

Subscriptions -- Class A                                  3,381         3,529
Shares issued in reinvestment and
 capital gains -- Class A                                   110            31
Less shares redeemed -- Class A                          (1,049)         (123)
                                                    -----------   -----------
  Net Increase -- Class A                                 2,442         3,437

Subscriptions -- Class B                                  2,213         4,268
Shares issued in reinvestment and
 capital gains -- Class B                                    79            10
Less shares redeemed -- Class B                            (530)          (99)
                                                    -----------   -----------
  Net Increase -- Class B                                 1,762         4,179

Subscriptions -- Class C                                  1,028         1,712
Shares issued in reinvestment and
 capital gains -- Class C                                    29             4
Less shares redeemed -- Class C                            (316)          (85)
                                                    -----------   -----------
  Net Increase -- Class C                                   741         1,631

Subscriptions -- Class Z                                    669           821
Shares issued in reinvestment and
 capital gains -- Class Z                                    36            14
Less shares redeemed -- Class Z                            (250)          (91)
                                                    -----------   -----------
  Net Increase -- Class Z                                   455           744
                                                    -----------   -----------
  Net increase in Shares of Beneficial Interest           5,400         9,991
                                                    -----------   -----------

(a) Class A, Class B and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

See accompanying notes to financial statements.

Columbia Thermostat Fund
       >Financial Highlights



                                                                                                 Inception
                                                                                                 September 25,
                                                                                                 2002 through
Class Z                                                         Year ended December 31,          December 31,
                                                               --------------------------        ------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2004             2003               2002
NET ASSET VALUE, BEGINNING OF PERIOD                           $   12.31        $   10.41        $      10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                           0.31             0.19                0.04
Net realized and unrealized gain                                    0.82             1.87                0.37
                                                               ---------        ---------        ------------
    Total from Investment Operations                                1.13             2.06                0.41
                                                               ---------        ---------        ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         (0.29)           (0.16)                 --
From net realized gains                                            (0.03)            0.00(b)               --
                                                               ---------        ---------        ------------
    Total Distributions Declared to Shareholders                   (0.32)           (0.16)                 --
                                                               ---------        ---------        ------------
NET ASSET VALUE, END OF PERIOD                                 $   13.12        $   12.31        $      10.41
                                                               =========        =========        ============
    Total Return (c)(d)                                             9.17%           19.79%               4.10%(e)
                                                               =========        =========        ============

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                        0.25%(g)         0.38%(g)            0.62%(h)(i)
Net investment income                                               2.48%(g)         1.64%(g)            1.41%(h)(i)
Reimbursement                                                       0.21%            0.88%              19.94%(h)
Portfolio turnover rate                                               67%              61%                 11%(e)
Net assets at end of period (IN MILLIONS)                      $      21        $      14        $          4


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.

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                                       80

Columbia Thermostat Fund
        >Notes to Financial Statements, continued

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, commenced operations September 25, 2002. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares:
Class A, Class B, Class C and Class Z. On October 13, 2003, Class D was redesignated Class C.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of December 31, 2004, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund and Columbia Growth Stock
Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

2.    Significant Accounting Policies

        >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. Repurchase agreements, high quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

        >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

        >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z Transfer Agent
fees) and realized and unrealized gains (losses) of the Fund are

Columbia Thermostat Fund
        >Notes to Financial Statements, continued

allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

        >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

        >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Fund's net assets as follows:

                UNDISTRIBUTED        ACCUMULATED
                NET INVESTMENT       NET REALIZED
                    INCOME               GAIN            PAID IN CAPITAL
------------------------------------------------------------------------
(IN THOUSANDS)
                     $(1)               $(166)                $167

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the year ended December 31, 2004 and December 31, 2003 was as follows:

                                     DECEMBER 31,        DECEMBER 31,
                                        2004                2003
---------------------------------------------------------------------
(IN THOUSANDS)

Distributions paid from:
   Ordinary Income*                  $      3,645        $        771
   Long-Term
     Capital Gains                             57                  10

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                UNDISTRIBUTED       UNDISTRIBUTED
                   ORDINARY           LONG-TERM           NET UNREALIZED
                   INCOME           CAPITAL GAINS         APPRECIATION*
------------------------------------------------------------------------
(IN THOUSANDS)

                    $2,436              $1,446               $16,921

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to tax deferral of losses on wash sales.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Prior to April 1, 2004, Columbia Management Group, Inc. was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

        >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class Z shares. Prior to August 1, 2003 Columbia WAM had agreed to voluntarily reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment

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                                       82
companies) exceeding 0.60% of the average annual net assets of the Fund's Class Z shares.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
-------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                       0.05%
Next $8 billion                                               0.04%
Average daily net asset value in excess of $16 billion        0.03%

      For the year ended December 31, 2004 the Fund's effective administration fee rate was 0.048%.

      Prior to August 1, 2004, Columbia WAM was paid at annual rate of 0.05% of the Fund's average daily net assets.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      The Fund has adopted a 12b-1 plan which requires it to pay CFDI a service and distribution fee on net assets attributable to Class A, Class B and Class C shares.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to October 1, 2004, the Transfer Agent received a fee, paid monthly, at the annual rate of $28.00 per open account. Prior to February 1, 2004, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.07% of the average daily net assets attributable to Class A, Class B and Class C shares plus flat-rate charges based on the number of shareholder accounts and transactions for Class A, Class B, Class C and Class Z shares.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the year ended December 31, 2004, including the Fund's portion of a special payment to the chairman of the board of $25,000 for extraordinary time and effort spent on board matters during 2004, were $3,722.

      In April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" on the Statement of Operations.

5.   Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.   Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were:

----------------------------------------------------------
(IN THOUSANDS)

  Purchases                                       $187,095
  Proceeds from sales                              118,286
==========================================================

7.    Legal Proceedings

      On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust

Columbia Thermostat Fund
        >Notes to Financial Statements, continued

expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland, and consolidated class action and derivative complaints have been filed.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the Trustees of the Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Trust and Columbia WAM intend to defend these suits vigorously. The Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

      In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      For the year ended December 31, 2004, Columbia Management has assumed $16,377 of consulting services and legal fees incurred by the Fund in connection with these matters.

1-800-922-6769
                                       84

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
COLUMBIA ACORN TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes for the year ended December 31, 2003 and the financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose reported dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 14, 2005

Columbia Acorn Family of Funds
        >Unaudited Information

FEDERAL INCOME TAX INFORMATION (IN THOUSANDS)

COLUMBIA ACORN

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $655,225.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL

Foreign taxes paid during the fiscal year ended December 31, 2004, amounting to $3,925 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2004.

      Gross income derived from sources within foreign countries amounted to $39,927 ($0.56 per share) for the fiscal year ended December 31, 2004.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN USA

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $18,183.

COLUMBIA ACORN INTERNATIONAL SELECT

Foreign taxes paid during the fiscal year ended December 31, 2004, amounting to $87 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2004.

      Gross income derived from sources within foreign countries amounted to $838 ($0.26 per share) for the fiscal year ended December 31, 2004.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN SELECT

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $36,867.

COLUMBIA THERMOSTAT FUND

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $1,530.

      12.29% of the ordinary income distributed by the Fund, for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 11.21%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

1-800-922-6769
                                       86

Changes in Independent Registered Public Accounting Firm

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Funds. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Funds.

      E&Y's report on the financial statements of each Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

Columbia Acorn Family of Funds Class Z Share Information

MINIMUM INITIAL INVESTMENT IN
COLUMBIA ACORN INTERNATIONAL,
COLUMBIA ACORN INTERNATIONAL
SELECT, COLUMBIA ACORN SELECT,
COLUMBIA THERMOSTAT FUND                      $1,000
                                              $1,000 FOR AN IRA

MINIMUM INITIAL INVESTMENT
IN COLUMBIA ACORN FUND
AND COLUMBIA ACORN USA                        $50,000
MINIMUM SUBSEQUENT
INVESTMENT IN ALL FUNDS                       $50
EXCHANGE FEE                                  NONE

COLUMBIA ACORN FUND                                  ACRNX
       Management Fee                                0.66%
       12b-1 Fee                                     None
       Other Expenses                                0.15%
                                              ------------
       Expense Ratio                                 0.81%


COLUMBIA ACORN INTERNATIONAL                         ACINX
       Management Fee                                0.82%
       12b-1 Fee                                     None
       Other Expenses                                0.26%
                                              ------------
       Expense Ratio                                 1.08%


COLUMBIA ACORN USA                                   AUSAX
       Management Fee                                0.91%
       12b-1 Fee                                     None
       Other Expenses                                0.18%
                                              ------------
       Expense Ratio                                 1.09%

COLUMBIA ACORN INTERNATIONAL SELECT                  ACFFX
       Management Fee                                0.95%
       12b-1 Fee                                     None
       Other Expenses                                0.50%
                                              ------------
       Net Expense Ratio                             1.45%

COLUMBIA ACORN SELECT                                ACTWX
       Management Fee                                0.89%
       12b-1 Fee                                     None
       Other Expenses                                0.24%
                                              ------------
       Expense Ratio                                 1.13%

COLUMBIA THERMOSTAT FUND                             COTZX
       Management Fee                                0.10%
       12b-1 Fee                                     None
       Other Expenses                                0.15%
                                              ------------
       Net Expense Ratio                             0.25%*

Fees and expenses are for the year ended December 31, 2004 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2005. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2005.

* Does not include estimated fees and expenses of 0.86% incurred by the Fund from the underlying portfolio funds.

1-800-922-6769
                                       88

                      This page intentionally left blank.

Board of Trustees and Management of Columbia Acorn Funds

Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

THE ADDRESS FOR THE TRUSTEES AND OFFICERS OF THE TRUST IS COLUMBIA WANGER ASSET MANAGEMENT, L.P., 227 WEST MONROE STREET, SUITE 3000, CHICAGO, ILLINOIS 60606.



                                                                                   NUMBER OF
    NAME, POSITION(S)      YEAR FIRST                                            PORTFOLIOS IN
   WITH COLUMBIA ACORN     ELECTED OR           PRINCIPAL OCCUPATION(S)           FUND COMPLEX
        AND AGE AT         APPOINTED                     DURING                   OVERSEEN BY                  OTHER
     JANUARY 1, 2005       TO OFFICE*               PAST FIVE YEARS             TRUSTEE/OFFICER            DIRECTORSHIPS
------------------------  ------------  --------------------------------------- ---------------  ---------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF COLUMBIA ACORN:

MARGARET EISEN, 51,           2002      Chief Investment Officer, EAM                  6         Antigenics, Inc. (biotechnology
Trustee                                 International LLC since 2003; former                     and  drugs); Global Financial
                                        chair, Institute for Financial Markets;                  Group (venture capital fund of
                                        formerly managing director, DeGuardiola                  funds); Lehman Brothers/First
                                        Advisors; formerly managing director,                    Trust Income Opportunity Fund
                                        North American Equities at General                       (high-yield closed-end fund).
                                        Motors Asset Management; prio thereto,
                                        director of Worldwide Pension
                                        Investments for DuPont Asset Management.

JEROME KAHN, JR., 70,         1987      Former president, William Harris               6         None.
Trustee                                 Investors, Inc. (investment adviser).

STEVEN N. KAPLAN, 45,         1999      Neubauer Family Professor of                   6         None.
Trustee                                 Entrepreneurship and Finance, Graduate
                                        School of Business, University of
                                        Chicago.

DAVID C. KLEINMAN, 69,        1972      Adjunct professor of strategic                 6         Sonic Foundry, Inc.
Trustee                                 management, University of Chicago                        (software); Irex Corporation
                                        Graduate School of Business; Business                    (insulation contracting).
                                        consultant.

ALLAN B. MUCHIN, 69,          1998       Chairman emeritus, Katten Muchin Zavis        6         Alberto-Culver Company
Trustee                                  Rosenman (law firm).                                    (toiletries) until 1/27/05.

ROBERT E. NASON, 68,          1998      Consultant and private investor since          6          None.
Trustee and Chairman                    1998; from 1990-1998, executive partner
                                        and chief executive officer, member of
                                        the executive committee of Grant
                                        Thornton, LLP (public accounting firm)
                                        and member of the policy board of Grant
                                        Thornton International.

JOHN A. WING, 69,             2002      Frank Wakely Gunsaulus Professor of Law        6         AmerUs Life Holdings
Trustee                                 and Finance, and chairman of the Center                  (life insurance); LDF, Inc.
                                        for the Study of Law and Financial                       and Labe Federal Bank
                                        Markets, Illinois Institute of                           (banking); Margo Caribe,
                                        Technology; prior thereto, chairman of                   Inc. (farming).
                                        the board and chief executive officer
                                        of ABN-AMRO Incorporated, formerly The
                                        Chicago Corporation, and chief
                                        executive officer of Market
                                        Liquidity Network,

TRUSTEES WHO ARE INTERESTED PERSONS OF COLUMBIA ACORN:

CHARLES P. MCQUAID, 51,       1992      President, Columbia WAM since October,         10        None.
Trustee and President (1)               2003; Chief Investment Officer,
                                        Columbia WAM since September 2003;
                                        Portfolio manager since 1995 and
                                        director of research since July 1992
                                        through December 2003, Columbia WAM;
                                        interim director of international
                                        research, Columbia WAM from October
                                        2003 to December 2004; principal,
                                        Wanger Asset Management, L.P. ("WAM")
                                        from July 1995 to September 2000;
                                        president, Wanger Advisors Trust.

RALPH WANGER, 70,             1970      Founder, former president, chief               10        Wanger Advisors Trust
Trustee (1)                             investment officer and portfolio                         (4 portfolios).
                                        manager, Columbia WAM (1992-2003);
                                        former president, Columbia Acorn from
                                        April 1992 through September 2003;
                                        former president, Wanger Advisors Trust
                                        (1994 through September 2003);
                                        principal, WAM from July 1992 until
                                        September 2000; president, WAM Ltd.
                                        from July 1992 to September 2000;
                                        director, Wanger Investment Company
                                        plc; director, Columbia WAM.


1-800-922-6769
                                         90



                                                                                   NUMBER OF
    NAME, POSITION(S)      YEAR FIRST                                            PORTFOLIOS IN
   WITH COLUMBIA ACORN     ELECTED OR           PRINCIPAL OCCUPATION(S)           FUND COMPLEX
        AND AGE AT         APPOINTED                     DURING                   OVERSEEN BY                 OTHER
     JANUARY 1, 2005       TO OFFICE*               PAST FIVE YEARS             TRUSTEE/OFFICER           DIRECTORSHIPS
------------------------  ------------  ---------------------------------------  --------------  ---------------------------------
OFFICERS OF COLUMBIA ACORN:

J. KEVIN CONNAUGHTON, 40,     2001      Treasurer of the Columbia Funds and of         10                      None.
Assistant Treasurer                     the Columbia All-Star Funds since
                                        December 2000 (formerly controller and
                                        chief accounting officer of the
                                        Columbia Funds and of the Columbia
                                        All-Star Funds from February 1998 to
                                        October 2000); treasurer of the Stein
                                        Roe Funds since February 2001 (formerly
                                        chief accounting officer and controller
                                        from May 2000 to February 2001);
                                        treasurer of the Galaxy Funds since
                                        September 2002; senior vice president
                                        of Columbia Funds Group since January
                                        2001; (prior thereto, vice president of
                                        Colonial Management Associates from
                                        February 1998 to October 2000).

MICHAEL G. CLARKE, 34,        2004      Chief Accounting Officer of the                10                      None.
Assistant Treasurer                     Columbia Funds, Liberty Funds, Stein
                                        Roe Funds and All-Star Funds since
                                        October 2004 (formerly Controller of
                                        the Columbia Funds, Liberty Funds,
                                        Stein Roe Funds and All-Star Funds from
                                        May 2004 to October 2004; Assistant
                                        Treasurer from June 2002 to May 2004;
                                        Vice President, Product Strategy &
                                        Development of the Liberty Funds and
                                        Stein Roe Funds from February 2001 to
                                        June 2002; Assistant Treasurer of the
                                        Liberty Funds, Stein Roe Funds and the
                                        All-Star Funds from August 1999 to
                                        February 2001.

P. ZACHARY EGAN, 36,          2003      Director of international research,             6                      None.
Vice President                          Columbia WAM, since December 2004;
                                        analyst and portfolio manager, Columbia
                                        WAM since 1999; prior thereto, a
                                        research fellow with the Robert Bosch
                                        Foundation.

Kenneth A. Kalina, 45,        1995      Chief compliance officer, Columbia WAM         10                      None.
Assistant Treasurer                     since May 2004; treasurer and chief
                                        financial officer, Columbia WAM since
                                        April 2000; assistant treasurer, Wanger
                                        Advisors Trust; fund controller,
                                        Columbia WAM since September 1995;
                                        director, New Americas Small Cap Fund.

BRUCE H. LAUER, 47,           1995      Chief operating officer, Columbia WAM          10                      None.
Vice President,                         since April 1995; principal, WAM from
Secretary                               January 2000 to September 2000; vice
and Treasurer                           president, treasurer and secretary,
                                        Wanger Advisors Trust; director, Wanger
                                        Investment Company plc and New Americas
                                        Small Cap Fund.

ROBERT A. MOHN, 43,           1997      Director of domestic research, Columbia        10                      None.
Vice President                          WAM, since March 2004; analyst and
                                        portfolio manager, Columbia WAM since
                                        August 1992; principal, WAM from 1995
                                        to September 2000; vice president,
                                        Wanger Advisors Trust

LOUIS J. MENDES, 40,          2003      Analyst and portfolio manager, Columbia         6                      None.
Vice President                          WAM since 2001; prior thereto, analyst
                                        and portfolio manager, Merrill Lynch

TODD M. NARTER, 40,           2001      Analyst and portfolio manager, Columbia        10                      None.
Vice President                          WAM since June 1997; vice president,
                                        Wanger Advisors Trust

CHRISTOPHER J. OLSON, 40,     2001      Analyst and portfolio manager, Columbia        10                      None.
Vice President                          WAM since January 2001; vice president,
                                        Wanger Advisors Trust; prior to 2001,
                                        director and portfolio strategy analyst
                                        with UBS Asset Management/Brinson
                                        Partners.

BEN ANDREWS, 39,              2004      Analyst and portfolio manager of               10                      None.
Vice President                          Columbia WAM since 1998; prior thereto
                                        senior analyst at Rothschild Investment
                                        Corporation

VINCENT P. PIETROPAOLO, 39,   2001      Assistant General Counsel, Bank of             10                      None.
 Assistant Secretary                    America (and its predecessors) since
                                        December 1999.

ROBERT SCALES, 52,            2004      Deputy Counsel, Grant Thornton LLP             10                      None.
Chief Compliance Officer,               2002-2004; prior thereto, Associate
Senior Vice President, and              general counsel, UBS PaineWebber.
General Counsel


* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and/or because he is an employee or other affiliated person of Columbia WAM.

The SAI includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

Columbia Acorn
--------------------------------------------------------------------------------
                                                                 Family of Funds

INVESTMENT ADVISER

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL

Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEBSITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO THEIR PORTFOLIO SECURITIES AND A COPY OF THE FUNDS' VOTING RECORD ARE AVAILABLE (I) AT WWW.COLUMBIMANAGEMENT.COM; (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV AND (III) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C.

INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:
www.columbiafunds.com

OUR E-MAIL ADDRESS IS:
serviceinquiries@columbiamanagement.com

SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

1-800-922-6769
                                       92

                                                                PRESORTED
                                                            FIRST-CLASS MAIL
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20

[EAGLE HEAD LOGO]       COLUMBIAFUNDS

                        A MEMBER OF COLUMBIA MANAGEMENT GROUP

                        (C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
                        ONE FINANCIAL CENTER, BOSTON, MA 02111-2621

                                                ACN-02/099U-0105 (02/05) 05/4450

[LADY HOLDING FILE]

                                     COLUMBIA ACORN FUNDS

                                     ANNUAL REPORT
                                     December 31, 2004


                                     Columbia Acorn Fund
                                     Columbia Acorn International
                                     Columbia Acorn USA
                                     Columbia Acorn International Select
                                     Columbia Acorn Select
                                     Columbia Thermostat Fund

  Not FDIC    May Lose Value
  Insured     No Bank Guarantee

The discussion in this report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a fund's portfolio holdings based on these views and the fund's circumstances at that time.

>LETTER TO SHAREHOLDERS FROM THE
 COLUMBIA ACORN TRUST BOARD OF TRUSTEES

      The Trustees of the Columbia Acorn Trust are pleased to present this annual report to shareholders of the Columbia Acorn Family of Funds ("Acorn Funds") for 2004.

      Your Trustees addressed several important shareholder issues during the year.

Renewal of Agreements/Expense Reductions

      Following an in-depth review and analysis, we unanimously approved the renewal of agreements with our investment adviser, Columbia Wanger Asset Management ("CWAM") and two other Columbia Management subsidiaries to manage investments and provide administrative, distribution and transfer agent services. We believe CWAM has consistently provided exceptional value to shareholders and that it will continue to do so under the present agreement, which preserves critical elements of the Firm's autonomy and commits it to focusing on managing the assets of the Acorn Funds.

      As part of the renewal process, we negotiated a minimum reduction of 25% in transfer agent fees paid by the Acorn Funds effective September 30, 2004. We also negotiated reductions in the advisory fee rates for Columbia Acorn Select and in the administrative fee rates for all Acorn Funds by the establishment of new break points. Further, the 12b-1 plan was changed to reduce annual charges to all Class A shareholders from 35 to 25 basis points and to all Class B shareholders from 100 to 85 basis points representing reductions of 28.6% and 15%, respectively. The administrative fee and 12b-1 plan reductions were effective August 1, 2004.

Increase in Minimum Investment for New Shareholders

      We decided to implement a plan to reduce future cash inflows into Columbia Acorn Fund and Columbia Acorn USA. The minimum investment for new shareholders is now $50,000. This action was taken to protect existing shareholders from the potential impairment of the investment process and performance, which could result if the large amounts of cash inflows experienced by these funds were to continue.

Trustee Independence

      The Securities and Exchange Commission ("SEC") issued new independence requirements in 2004 calling for independent trustees of mutual funds to represent at least 75% of the total number of trustees and also requiring an independent chairperson. Your Trustees have adhered to those hallmarks of governance for several years. We currently have seven independent trustees (including the chairperson) who are not affiliated in any way with entities of Bank of America Corporation ("B of A"), the parent of our investment adviser, distributor and transfer agent. Charles McQuaid and Ralph Wanger of our investment adviser, CWAM, are the only "interested" trustees.

New Chief Compliance Officer

      We recruited and appointed Robert Scales as Chief Compliance Officer ("CCO") of the Acorn Funds in April, 2004. This is a new position reporting directly to the Trustees through our Compliance Committee. Mr. Scales has experience as a lawyer in the securities and financial services industries and five years with the Enforcement Division of the SEC. He reviewed the policies and procedures of the B of A entities serving the Acorn Funds during 2004 and reported his findings to us. Mr. Scales is monitoring the performance of these B of A entities in 2005 under the direction and oversight of our Compliance Committee. He is reporting his findings to us on a regular basis.

Columbia Management Market Timing Charges

      Throughout 2004 we monitored the regulatory proceedings related to frequent trading brought against B of A entities by the SEC and the New York Attorney General. As we told you in our letter to shareholders dated March 23, 2004, complaints were filed against Columbia Management Advisors ("CMA"), which provides administrative services to the Acorn Funds and Columbia Funds Distributors ("CFD"), the distributor for the Acorn Funds. CWAM was not a party to these complaints. On February 9, 2005, the parties in those proceedings finalized settlement agreements that will result in advisory fee reductions for all of the Acorn Funds. In addition, CMA and CFD will pay a substantial amount in penalties. The distribution of that money to the Columbia family of funds and/or its shareholders will be determined by an independent distribution consultant ("IDC") acceptable to the SEC. The IDC will receive recommendations and comments from us before making the final determination regarding payments to any Acorn fund or its shareholders. We are hopeful this will be resolved in 2005.

      Certain provisions of the settlement agreements call for us to carry out special oversight procedures if we want CMA to provide services to the Acorn Funds in the future. These procedures, which we expect to follow voluntarily, relate to the review, negotiation and determination of management and other fees paid by the Acorn Funds and to the monitoring of compliance. Any incremental cost associated with these special procedures will be paid by Columbia Management.

      We also focused on the revised practices and control procedures of CFD directed at preventing improper trading activity. Reviews of those practices and controls were conducted by our independent legal counsel, our independent consultants and our CCO. Although there never can be absolute assurance that improper trading activity can always be identified or terminated, we believe that CFD has strengthened its internal practices and controls to identify and discourage such activity. We will continue to monitor CFD's control environment in 2005 through the direct involvement of our CCO and oversight of our Compliance Committee.

      As we all look forward to Acorn Funds' 35th consecutive year of serving shareholders, your Trustees remain dedicated and focused on the goal of providing exceptional value. We believe such value is delivered to shareholders through a rational investment philosophy and policy consistently applied by qualified investment management with the highest ethical standards.

      The Acorn Funds have established a record of providing a distinct investment opportunity among mutual funds. We are committed to preserving that opportunity in the years ahead.

      We thank our fellow shareholders for their continued interest and investment in the Acorn Funds.

/s/ Robert E. Nason

Robert E. Nason
INDEPENDENT CHAIRMAN OF THE BOARD OF TRUSTEES
COLUMBIA ACORN TRUST

Columbia Acorn Family of Funds Annual Report 2004
        Table of Contents


Squirrel Chatter: The Miracle Year                    4

Columbia Acorn Family of Funds
        Performance At A Glance                       8

Understanding Your Expenses                          10

COLUMBIA ACORN FUND

        In a Nutshell                                12
        At a Glance                                  13
        Major Portfolio Changes                      24
        Statement of Investments                     26

COLUMBIA ACORN INTERNATIONAL

        In a Nutshell                                14
        At a Glance                                  15
        Major Portfolio Changes                      38
        Statement of Investments                     40
        Portfolio Diversification                    44

COLUMBIA ACORN USA

        In a Nutshell                                16
        At a Glance                                  17
        Major Portfolio Changes                      45
        Statement of Investments                     46

COLUMBIA ACORN INTERNATIONAL SELECT

        In a Nutshell                                18
        At a Glance                                  19
        Major Portfolio Changes                      51
        Statement of Investments                     52
        Portfolio Diversification                    54

COLUMBIA ACORN SELECT

        In a Nutshell                                20
        At a Glance                                  21
        Major Portfolio Changes                      55
        Statement of Investments                     56

COLUMBIA THERMOSTAT FUND

        In a Nutshell                                22
        At a Glance                                  23
        Statement of Investments                     78
        Statement of Assets and Liabilities          79
        Statement of Operations                      80
        Statement of Changes in Net Assets           81
        Financial Highlights                         83
        Notes to Financial Statements                84

COLUMBIA ACORN FAMILY OF FUNDS

        Statements of Assets and Liabilities         60
        Statements of Operations                     61
        Statements of Changes in Net Assets          62
        Financial Highlights                         66
        Notes to Financial Statements                71

        Report of Independent Registered
          Public Accounting Firm                     89
        Unaudited Information                        90
        Change in Independent Registered
          Public Accounting Firm                     91
        Columbia Acorn Family of Funds
          Class A, B and C Share Information         92
        Board of Trustees and Management
          of Columbia Acorn Funds                    94

>Squirrel Chatter: THE MIRACLE YEAR

[Photo of Ralph Wanger]

1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

      The journal, ANNALEN DER PHYSIK, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles was on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

      In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

      In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light. 1 The photoelectric effect is explained by photons acting as particles, not as a wave.

      Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

1-800-922-6769
                                        4

RELATIVITY

      In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

      The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

      A sexy young techie named Fisk, Had a motion exceedingly brisk. So fast was his action The Lorentz contraction Shortened his rod to a disk.

      In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc 2. That solved the paradox of radioactivity; Mme. Curie's radium was producing much more energy than could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

      So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

      The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

2004 SCARLET A WINNERS

Each year we honor those outside analysts who have provided advice and insight to our investment team on some of the top-performing stocks that we held in the Funds. The criteria for domestic stock Scarlet A winners was an annual gain of over 45% and a dollar gain of over $60 million across the Funds. On the international side, the stock needed to increase more than 50% and make more than $20 million for the Funds.

      Our thanks to Kindra Devaney Tartarsky, formerly with Fulcrum Partners, who suggested we look at teen retailer ABERCROMBIE & FITCH. In 2004, the stock was up 89% and had a dollar gain for the Funds of $66 million. Barry Sahgal, now with Gilford Securities, receives his second Scarlet A for natural gas producer ULTRA PETROLEUM. The stock had an annual gain of 95% and made over $62 million for the Funds. ESCO TECHNOLOGIES, a manufacturer of automatic electric meter readers, increased nearly 76% in 2004 and made over $60 million for the Funds. Richard Eastman of Robert W. Baird & Co. brought Esco to us three years ago and has provided superior coverage on this stock and the filtration industry ever since. PEOPLE'S BANK OF BRIDGEPORT gained 86% in 2004, earning nearly $64 million for the Funds. Our thanks to Sal DiMartino with Bear Stearns for recommending this stock to us 10 years ago.

      On the international side, ANGLO IRISH BANK made it a three-peat in 2004. The stock first won the Scarlet A for David Smith of Davy Stockbrokers in Dublin in 2002 and it's still going strong. For the year, the stock increased 56% and made $63 million for the Funds. Based in the United Kingdom, oil and gas producer TULLOW OIL had an impressive 94% gain for the year and made $36 million for the Funds. Credit goes to Tony Alves of KBC Peel Securities in

London and, making a second appearance on the 2004 Scarlet A list, Barry Sahgal. Marc de Natris of Fortis Bank is back among the Scarlet A winners this year. Marc received the "A" in 2000 and 2001 for different stocks. This year, we credit him for his help on AALBERTS INDUSTRIES, a Netherlands-based, diversified industrial company. Aalberts increased 91% and made nearly $35 million for the Funds. French postage meter machine manufacturer NEOPOST rounds out our international winners. The stock increased 57% in '04 and made $28 million for the Funds. Our thanks to Caroline Cohen of Deutsche Bank for the insight she provided on this stock.

COLUMBIA WAM NEWS

We are pleased to announce that Zach Egan has been named director of international research for Columbia Wanger Asset Management. In this position, Zach will provide leadership and quality control to Columbia Wanger's international research efforts. Congratulations Zach!

/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

________________________________________________________________________________
1 PLANCK AND EINSTEIN HAD DISCOVERED THE QUANTUM JUMP, WHICH WAS THE SMALLEST THING THAT COULD POSSIBLY EXIST IN THE UNIVERSE. MODERN WRITERS, FOR REASONS DIFFICULT TO EXPLAIN, NOW USE THE PHRASE QUANTUM JUMP TO MEAN A BIG EVENT. WHEN NON-SCIENTISTS START THROWING AROUND SCIENTIFIC TERMS WITHOUT UNDERSTANDING THEM, FUNNY THINGS HAPPEN. DON'T GET ME STARTED ON THE HEISENBERG UNCERTAINTY PRINCIPLE.

INCIDENTALLY, ALBERT EINSTEIN'S FATHER, HERMANN, WAS BORN IN THE WURTTEMBERG VILLAGE OF BUCHAU, WHERE HIS FAMILY HAD LIVED FOR GENERATIONS. HERMANN MOVED 20 MILES FROM BUCHAU TO THE CITY OF ULM, WHERE ALBERT WAS BORN. MY GREAT-GREAT GRANDFATHER, JOSEPH KOHN, WAS ALSO FROM BUCHAU AND HE HAD MANY EINSTEINS IN HIS FAMILY TREE. I AM VERY PROUD OF THE EINSTEIN CONNECTION.

SOURCES:

"EINSTEIN: A CELEBRATION," SEMINAR AT THE ASPEN INSTITUTE, AUGUST
8-11, 2004.

EINSTEIN, ALBERT, "IDEAS AND OPINIONS," CROWN PUBLISHERS, 1954.

KAKU, MICHIO, "EINSTEIN COSMOS: HOW ALBERT EINSTEIN'S VISION TRANSFORMED OUR UNDERSTANDING OF SPACE AND TIME," ATLAS BOOKS, 2004.

"DISCOVER" MAGAZINE, "SPECIAL EINSTEIN ISSUE," SEPTEMBER 2004.
A SPECIAL THANKS TO DOUG STONE OF YALE UNIVERSITY FOR EDITING THIS ESSAY.

AS OF 12/31/04, FUND POSITIONS, AS A PERCENT OF NET ASSETS, IN THE HOLDINGS MENTIONED WERE AS FOLLOWS: ABERCROMBIE & FITCH: COLUMBIA ACORN FUND, 0.4%; COLUMBIA ACORN USA, 1.5%; COLUMBIA ACORN SELECT, 3.6%. ULTRA PETROLEUM: COLUMBIA ACORN FUND, 0.6%. ESCO TECHNOLOGIES: COLUMBIA ACORN FUND, 0.6%; COLUMBIA ACORN USA, 2.5%. PEOPLE'S BANK OF BRIDGEPORT: COLUMBIA ACORN FUND, 0.9%. ANGLO IRISH
BANK: COLUMBIA ACORN FUND, 0.6%; COLUMBIA ACORN INTERNATIONAL, 2.7%; COLUMBIA ACORN INTERNATIONAL SELECT, 5.8%. TULLOW OIL: COLUMBIA ACORN FUND, 0.3%; COLUMBIA ACORN INTERNATIONAL, 1.0%. AALBERTS INDUSTRIES: COLUMBIA ACORN FUND, 0.3%; COLUMBIA ACORN INTERNATIONAL, 1.3%. NEOPOST: COLUMBIA ACORN FUND, 0.2%; COLUMBIA ACORN INTERNATIONAL, 1.4%; COLUMBIA ACORN INTERNATIONAL SELECT, 4.1%.

1-800-922-6769
                                        6

      >NET ASSET VALUE PER SHARE AS OF 12/31/04


                               COLUMBIA         COLUMBIA       COLUMBIA ACORN                         COLUMBIA
              COLUMBIA           ACORN            ACORN         INTERNATIONAL       COLUMBIA         THERMOSTAT
             ACORN FUND      INTERNATIONAL         USA             SELECT          ACORN SELECT         FUND
----------------------------------------------------------------------------------------------------------------
Class A        $ 25.93          $ 28.75          $ 24.77          $ 17.85            $ 20.83           $ 13.11
----------------------------------------------------------------------------------------------------------------
Class B        $ 25.19          $ 28.18          $ 24.14          $ 17.36            $ 20.23           $ 13.14
----------------------------------------------------------------------------------------------------------------
Class C        $ 25.18          $ 28.19          $ 24.14          $ 17.38            $ 20.23           $ 13.13
----------------------------------------------------------------------------------------------------------------


      >2004 YEAR-END DISTRIBUTIONS

The following table details the funds' year-end distributions. The record date for COLUMBIA ACORN FUND, COLUMBIA ACORN USA and COLUMBIA ACORN SELECT was December 9, 2004. The ex-dividend date was December 10, 2004, and the payable date was December 13, 2004. For COLUMBIA THERMOSTAT FUND, the record date was December 23, 2004. The ex-dividend date was December 27, 2004, and the payable date was December 28, 2004.



                                                LONG-TERM        SHORT-TERM
                                                 CAPITAL          CAPITAL             ORDINARY     REINVESTMENT
                                                  GAINS            GAINS                INCOME        PRICE
----------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class A                      $ 0.8319         $ 0.0491             None            $ 25.06
----------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class B and C                $ 0.8319         $ 0.0491             None            $ 24.35
----------------------------------------------------------------------------------------------------------------
Columbia Acorn USA Class A                       $ 0.1376           None               None            $ 24.02
----------------------------------------------------------------------------------------------------------------
Columbia Acorn USA Class B                       $ 0.1376           None               None            $ 23.41
----------------------------------------------------------------------------------------------------------------
Columbia Acorn USA Class C                       $ 0.1376           None               None            $ 23.42
----------------------------------------------------------------------------------------------------------------
Columbia Acorn Select Class A                    $ 0.4398           None               None            $ 20.33
----------------------------------------------------------------------------------------------------------------
Columbia Acorn Select Class B and C              $ 0.4398           None               None            $ 19.75
----------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class A                $ 0.0011         $ 0.0079           $ 0.2575          $ 13.04
----------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class B                $ 0.0011         $ 0.0079           $ 0.1703          $ 13.06
----------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class C                $ 0.0011         $ 0.0079           $ 0.1628          $ 13.06
----------------------------------------------------------------------------------------------------------------


Columbia Acorn Family of Funds
      >Share Class Performance Average Annual Total Returns through 12/31/04



                                    CLASS A                        CLASS B                        CLASS C
                           WITHOUT          WITH           WITHOUT           WITH           WITHOUT          WITH
                        SALES CHARGE    SALES CHARGE    SALES CHARGE     SALES CHARGE    SALES CHARGE    SALES CHARGE
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA ACORN
 FUND (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
 3 months*                  12.35%           5.89%          12.17%           7.17%           12.12%          11.12%
---------------------------------------------------------------------------------------------------------------------
 1 year                     21.05%          14.09%          20.15%          15.15%           20.11%          19.11%
---------------------------------------------------------------------------------------------------------------------
 3 years                    14.76%          12.51%          13.97%          13.20%           13.98%          13.98%
---------------------------------------------------------------------------------------------------------------------
 Life of fund               13.62%          12.03%          12.87%          12.55%           12.86%          12.86%
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA ACORN
 INTERNATIONAL (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
 3 months*                  16.63%           9.93%          16.40%          11.40%           16.39%          15.39%
---------------------------------------------------------------------------------------------------------------------
 1 year                     28.91%          21.50%          27.91%          22.91%           28.01%          27.01%
---------------------------------------------------------------------------------------------------------------------
 3 years                    16.53%          14.26%          15.71%          14.96%           15.75%          15.75%
---------------------------------------------------------------------------------------------------------------------
 Life of fund                4.02%           2.57%           3.32%           2.90%            3.33%           3.33%
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA ACORN USA
 (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
 3 months*                  14.17%           7.61%          14.00%           9.00%           13.95%          12.95%
---------------------------------------------------------------------------------------------------------------------
 1 year                     20.12%          13.21%          19.26%          14.26%           19.26%          18.26%
---------------------------------------------------------------------------------------------------------------------
 3 years                    12.49%          10.29%          11.75%          10.94%           11.75%          11.75%
---------------------------------------------------------------------------------------------------------------------
 Life of fund               15.22%          13.61%          14.49%          14.18%           14.49%          14.49%
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA ACORN INT'L
 SELECT (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
 3 months*                  13.19%           6.68%          13.02%           8.02%           13.00%          12.00%
---------------------------------------------------------------------------------------------------------------------
 1 year                     23.76%          16.64%          22.95%          17.95%           22.91%          21.91%
---------------------------------------------------------------------------------------------------------------------
 3 year                     14.00%          11.77%          13.22%          12.44%           13.24%          13.24%
---------------------------------------------------------------------------------------------------------------------
 Life of fund                0.38%          -1.02%          -0.32%          -0.79%           -0.29%          -0.29%
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA ACORN
 SELECT (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
 3 months*                  13.80%           7.26%          13.57%           8.57%           13.57%          12.57%
---------------------------------------------------------------------------------------------------------------------
 1 year                     18.16%          11.37%          17.24%          12.24%           17.24%          16.24%
---------------------------------------------------------------------------------------------------------------------
 3 year                     12.13%           9.94%          11.37%          10.55%           11.37%          11.37%
---------------------------------------------------------------------------------------------------------------------
 Life of fund               12.02%          10.46%          11.26%          10.93%           11.27%          11.27%
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA THERMOSTAT
 FUND (3/3/2003)
---------------------------------------------------------------------------------------------------------------------
 3 months*                   5.75%          -0.33%           5.63%           0.63%            5.58%           4.58%
---------------------------------------------------------------------------------------------------------------------
 1 year                      8.92%           2.65%           8.27%           3.27%            8.13%           7.13%
---------------------------------------------------------------------------------------------------------------------
 Life of fund               17.29%          13.57%          16.54%          14.62%           16.46%          16.46%
---------------------------------------------------------------------------------------------------------------------


*Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM 5.75% SALES CHARGE FOR CLASS A SHARES, THE APPROPRIATE CLASS B CONTINGENT DEFERRED SALES CHARGE FOR THE HOLDING PERIOD AFTER PURCHASE AS FOLLOWS: THROUGH FIRST YEAR--5%, SECOND YEAR--4%, THIRD YEAR--3%, FOURTH YEAR--3%, FIFTH YEAR--2%, SIXTH YEAR--1%, THEREAFTER--0%; AND THE CLASS C CONTINGENT DEFERRED SALES CHARGE OF 1% FOR THE FIRST YEAR ONLY. PERFORMANCE OF THE DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

1-800-922-6769
                                        8

        >Fund Performance vs. Benchmarks Class A Shares, without sales charge, Average Annual Total Returns through 12/31/04



                                     4TH             1               3               LIFE
                                   QUARTER*         YEAR           YEARS           OF FUND
------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (10/16/2000)                   12.35%          21.05%          14.76%          13.62%
------------------------------------------------------------------------------------------
S&P 500                              9.23%          10.88%           3.59%          -1.36%
------------------------------------------------------------------------------------------
Russell 2500                        14.22%          18.29%          12.27%           9.74%
------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                    11.44%          18.37%          10.44%           9.66%
------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index                    11.79%          15.44%           9.22%           5.02%
------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (10/16/2000)          16.63%          28.91%          16.53%           4.02%
------------------------------------------------------------------------------------------
Citigroup EMI
Global ex-US                        16.70%          29.27%          23.11%          11.47%
------------------------------------------------------------------------------------------
MSCI EAFE                           15.32%          20.25%          11.89%           2.58%
------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                     16.27%          29.50%          22.74%           9.49%
------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(10/16/2000)                        14.17%          20.12%          12.49%          15.22%
------------------------------------------------------------------------------------------
Russell 2000                        14.09%          18.33%          11.48%           8.93%
------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                    11.44%          18.37%          10.44%           9.66%
------------------------------------------------------------------------------------------
S&P 500                              9.23%          10.88%           3.59%          -1.36%
COLUMBIA ACORN
INT'L SELECT (10/16/2000)           13.19%          23.76%          14.00%           0.38%
------------------------------------------------------------------------------------------
Citigroup World ex-US
Cap Range $2-10B                    16.46%          25.22%          19.39%           9.84%
------------------------------------------------------------------------------------------
MSCI EAFE                           15.32%          20.25%          11.89%           2.58%
------------------------------------------------------------------------------------------
Lipper International
Funds Index                         14.39%          18.59%          11.60%           2.95%
------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (10/16/2000)                 13.80%          18.16%          12.13%          12.02%
------------------------------------------------------------------------------------------
S&P MidCap 400                      12.16%          16.48%          10.53%           8.07%
------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                        13.78%          14.03%           3.37%          -6.62%
------------------------------------------------------------------------------------------
S&P 500                              9.23%          10.88%           3.59%          -1.36%
------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (3/3/2003)                      5.75%           8.92%             --           17.29%
------------------------------------------------------------------------------------------
S&P 500                              9.23%          10.88%             --           24.11%
------------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index              0.77%           4.08%             --            4.82%
------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index                7.76%           9.50%             --           19.36%
------------------------------------------------------------------------------------------


*Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. CITIGROUP WORLD EX-US CAP RANGE $2-$10B is a subset of the Broad Market Index, representing a mid-cap developed market index excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Fund's statement of additional information. It is not possible to invest directly in an index.

>UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on these pages is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.922.6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step
          1. Your answer is an estimate of the expenses you paid on your account during the period.

1-800-922-6769
                                       10

>July 1, 2004 - December 31, 2004



                               ACCOUNT VALUE AT      ACCOUNT VALUE AT                                    FUND'S
                               THE BEGINNING OF         THE END OF               EXPENSES PAID         ANNUALIZED
                                THE PERIOD ($)        THE PERIOD ($)          DURING THE PERIOD ($)      EXPENSE
                             -------------------------------------------------------------------------------------
                              ACTUAL HYPOTHETICAL    ACTUAL  HYPOTHETICAL      ACTUAL  HYPOTHETICAL     RATIO (%)*
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN FUND
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1113.32     1019.30         6.16         5.89          1.16
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1108.79     1015.58        10.07         9.63          1.90
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1108.39     1015.33        10.33         9.88          1.95
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1188.02     1017.75         8.08         7.46          1.47
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1183.50     1013.88        12.29        11.34          2.24
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1183.50     1013.72        12.46        11.49          2.27
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1095.52     1017.70         7.80         7.51          1.48
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1092.30     1014.08        11.57        11.14          2.20
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1091.30     1013.83        11.83        11.39          2.25
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL SELECT
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1151.62     1016.49         9.30         8.72          1.72
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1148.10     1013.47        12.53        11.74          2.32
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1147.20     1012.82        13.22        12.40          2.45
------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN SELECT
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1102.61     1017.95         7.56         7.25          1.43
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1097.68     1013.98        11.71        11.24          2.22
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1097.68     1013.77        11.92        11.44          2.26
------------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT FUND
------------------------------------------------------------------------------------------------------------------
 Class A                     1,000.00   1,000.00     1060.88     1022.62         2.59         2.54          0.50
------------------------------------------------------------------------------------------------------------------
 Class B                     1,000.00   1,000.00     1058.92     1019.51         5.80         5.69          1.12
------------------------------------------------------------------------------------------------------------------
 Class C                     1,000.00   1,000.00     1057.41     1018.85         6.46         6.34          1.25
------------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the funds' most recent fiscal half-year and divided by 366.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 12/31/04.

Columbia Acorn Fund
      >In a Nutshell

[Photo of Charles P. McQuaid]  [Photo of Robert A. Mohn]

Columbia Acorn Fund rose 21.05% (Class A shares, without sales charge) in 2004. As shown on Page 9, the Fund beat all of its small-cap benchmarks and almost doubled the 10.88% return of the large-cap S&P 500. Solid stock picking, plus heavy weightings in energy, industrial and foreign stocks, produced good annual results. During the fourth quarter, Columbia Acorn Fund's 12.35% gain was below the Russell 2500 small-cap benchmark. The Russell was boosted by returns from the smallest caps and more speculative companies. Columbia Acorn Fund was modestly ahead of the Lipper Small- and Mid-Cap Core Funds Indexes for the quarter.

      Great stock picks included retailer Urban Outfitters, riverboat casino operator Pinnacle Entertainment, and gaming equipment maker Shuffle Master. All more than doubled during the year because their earnings exceeded expectations. People's Bank of Bridgeport cashed out of its credit card business, enabling shareholders to cash in on an 86% gain. Handbag maker Coach bagged a 49% profit.

      Energy was our best performing group for the year. Quicksilver Resources, Southwestern Energy and Ultra Petroleum all about doubled, while our largest dollar winner, XTO Energy, jumped 57%. All of these stocks benefited from higher prices and higher production. Though we continue to be bullish on the group, during the fourth quarter we believed that oil prices were at a short-term speculative high and subject to a correction. Consequently, we trimmed our energy holdings, and swapped some oil producer stocks based on our valuation judgments. Believing that oil companies will increase capital spending, we also swapped some oil producers into oil service companies.

      A number of industrial companies also manufactured big profits in 2004. Industrial safety goods maker Mine Safety Appliances and water treatment equipment company Pentair each jumped over 90% while automatic electronic meter reader manufacturer Esco Technologies read nearly a 76% gain. We applaud our industrial goods and services analyst, Rob Chalupnik, for these picks. Due to what we believe to be reasonable valuations, a fairly good economy, and the weak dollar, we added to our domestic industrial holdings.

      The biggest loser for the year was Novell, a developer of open source software. The stock missed earnings targets and declined nearly 36% for the year. For the fourth quarter, drug company AtheroGenics was the biggest dollar loser. The stock was a big winner in the third quarter but gave back much of that gain in the fourth quarter when questions were raised about missing disclosure in trial results it released in September. The stock was off 29% for the three months. Educational toy manufacturer Leapfrog Enterprises missed its earnings and declined 40% in the quarter.

      Columbia Acorn's foreign stocks jumped 36.25% in the year. The UK's Tullow Oil rose 94%, rewarded by the market for its opportunistic acquisition of Energy Africa. Other foreign winners were driven by fine earnings gains: Dutch industrial company Aalberts Industries surged 91%, and Austrian brick producer Wienerberger delivered a solid 84% gain. Our largest foreign dollar winner, Anglo Irish Bank, a lender to small businesses, returned 56%. Columbia Acorn's foreign weighting remains at about 15%.


/s/ Charles P. McQuaid                 /s/ Robert A. Mohn

Charles P. McQuaid                     Robert A. Mohn
LEAD PORTFOLIO MANAGER                 CO-PORTFOLIO MANAGER

People's Bank Shows its Cards
--------------------------------------------------------------------------------
Columbia Acorn Fund co-manager Rob Mohn discovered People's Bank of Bridgeport back in 1994, finding an excellent credit card company inside what was then a troubled thrift. Rob noted that People's credit card operation had fast growth and low credit losses, and calculated that this undiscovered division accounted for nearly half of the value of the company. Since that time the credit card business had its ups and downs, while People's substantially improved its savings and loan business. In 2004 the company sold its credit card business at over a 15% premium to assets. Though additional upside is possible from cost cuts and remaining demutualization, we trimmed Columbia Acorn's position in the fourth quarter. The stock was up seven-fold from our initial purchase.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: URBAN OUTFITTERS, 0.3%; PINNACLE ENTERTAINMENT, 0.3%; SHUFFLE MASTER, 0.2%; PEOPLE'S BANK OF BRIDGEPORT, 0.9%; COACH, 1.2%; QUICKSILVER RESOURCES, 0.2%; SOUTHWESTERN ENERGY, 0.2%; ULTRA PETROLEUM, 0.6%; XTO ENERGY, 1.8%; MINE SAFETY APPLIANCES, 0.3%; PENTAIR, 0.3%; ESCO TECHNOLOGIES, 0.6%; NOVELL, 0.6%; ATHEROGENICS, 0.2%; LEAPFROG ENTERPRISES, 0.0%; TULLOW OIL, 0.3%; ENERGY AFRICA, 0.0%; AALBERTS INDUSTRIES, 0.3%; WIENERBERGER, 0.3%; ANGLO IRISH BANK, 0.6%.

1-800-922-6769
                                       12

Columbia Acorn Fund
      >At a Glance                                          TICKER SYMBOL: LACAX
                                 TOTAL NET ASSETS OF THE FUND: $13,841.5 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A
SHARE RETURNS)
      >through December 31, 2004

                                                                    LIFE OF
                                         1 YEAR       3 YEARS        FUND
                                         ------       -------       -------
Returns before                  NAV      21.05%        14.76%        13.62%
taxes                           POP      14.09         12.51         12.03
---------------------------------------------------------------------------
Returns after taxes             NAV      20.37         14.53         12.74
on distributions                POP      13.45         12.29         11.16
---------------------------------------------------------------------------
Returns after taxes             NAV      14.44         12.75         11.48
on distributions and            POP      9.88          10.78         10.07
sale of fund shares
---------------------------------------------------------------------------
S&P 500 (pretax)                         10.88          3.59         -1.36
---------------------------------------------------------------------------
Russell 2500 (pretax)                    18.29         12.27          9.74
---------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2004

[PIE CHART]

    Consumer Goods/Services                 20.7%
    Industrial Goods/Services               14.6%
    Other*                                   8.8%
    Finance                                 13.2%
    Energy/Minerals                          9.3%
    Health Care                              8.6%
    Real Estate                              2.2%
    Information                             22.6%
        Software/Services          10.2%
        Computer Related Hardware   6.8%
        Telecommunications          3.2%
        Media                       2.4%

* Other includes cash and other assets less liabilities of 7.5%. Foreign equities within the portfolio were 15.0% diversified by country as follows: 9.0% Europe; 0.5% Asia without Japan; 2.1% Canada; 1.2% Japan; 0.5% Australia/New Zealand; 1.7% Emerging Markets.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS A)
      >October 16, 2000 through December 31, 2004

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% initial sales charge for this level of investment. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2500 is the smallest 2,500 U.S. companies taken from a group of the largest 3,000 companies. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

--------------------------------------------------------
                          CLASS A    CLASS B     CLASS C
--------------------------------------------------------
WITHOUT SALES CHARGE      $85,657    $83,306     $83,273
--------------------------------------------------------
WITH SALES CHARGE         $81,802    $82,306     $83,273
--------------------------------------------------------

[MOUNTAIN CHART]

                   Columbia Acorn     Columbia Acorn
                      Fund - A        Fund - A  with
                      at NAV           sales charge     Russell 2500
    10/16/2000       50000.00           47750.00          50000.00
    10/31/2000       51370.00           49058.30          52159.30
                     48667.90           46477.90          47569.10
    12/31/2000       53695.30           51279.10          51666.00
                     54661.80           52202.10          53363.80
                     53257.00           50860.50          49927.60
     3/31/2001       50823.20           48536.20          47188.50
                     55290.60           52802.50          51355.90
                     57634.90           55041.30          52900.60
     6/30/2001       58389.90           55762.30          53651.70
                     57245.40           54669.40          51733.10
                     54961.40           52488.10          50037.90
     9/30/2001       47475.60           45339.20          43562.50
                     49507.60           47279.70          45815.00
                     53280.10           50882.40          49520.30
    12/31/2001       56679.30           54128.80          52296.30
                     56106.90           53582.10          51647.20
                     55371.90           52880.10          50742.80
     3/31/2002       59414.00           56740.40          54251.20
                     59253.60           56587.20          54113.20
                     57440.40           54855.60          52527.10
     6/30/2002       54511.00           52058.00          49567.00
                     48013.30           45852.70          43651.70
                     48397.40           46219.50          43783.70
     9/30/2002       45498.40           43450.90          40314.90
                     47409.30           45275.90          41628.80
                     50467.20           48196.20          45027.30
    12/31/2002       48842.20           46644.20          42990.10
                     47665.10           45520.10          41847.80
                     46902.40           44791.80          40842.20
     3/31/2003       47474.60           45338.30          41231.60
                     51581.20           49260.00          44906.20
                     55212.50           52727.90          49322.70
     6/30/2003       56902.00           54341.40          50265.00
                     59542.20           56862.80          52966.90
                     62632.50           59814.00          55417.80
     9/30/2003       61899.70           59114.20          54664.00
                     66932.10           63920.20          58983.20
                     69100.70           65991.20          61203.60
    12/31/2003       70759.10           67575.00          62554.60
                     73306.50           70007.70          64836.80
                     74706.60           71344.80          65839.40
     3/31/2004       75789.90           72379.30          66235.10
                     73046.30           69759.20          63053.70
                     74353.80           71007.90          64340.60
     6/30/2004       76933.90           73471.90          66457.30
                     73010.30           69724.80          62590.30
                     72915.40           69634.20          62430.30
     9/30/2004       76233.00           72802.50          64784.90
                     78116.00           74600.70          66262.50
                     82998.20           79263.30          71210.20
    12/31/2004       85657.00           81802.40          73998.20

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1.  XTO Energy                                     1.8%
    NATURAL GAS PRODUCER

2.  International Game Technology                  1.7%
    SLOT MACHINES & PROGRESSIVE JACKPOTS

3.  Coach                                          1.2%
    DESIGNER & RETAILER OF
    BRANDED LEATHER ACCESSORIES

4.  Expeditors International of Washington         1.1%
    INTERNATIONAL FREIGHT FORWARDER

5.  AmeriCredit                                    1.0%
    AUTO LENDING

6.  People's Bank of Bridgeport                    0.9%
    CONNECTICUT SAVINGS & LOAN

7.  Chico's FAS                                    0.8%
    WOMEN'S SPECIALTY RETAIL

8.  TCF Financial                                  0.8%
    GREAT LAKES BANK

9.  ITT Educational Services                       0.8%
    POSTSECONDARY DEGREE PROGRAMS

10. Lincare Holdings                               0.8%
    HOME HEALTH CARE SERVICES

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International
      >In a Nutshell

[Photo of P. Zachary Egan]      [Photo of Louis J. Mendes III]

Columbia Acorn International rose 28.91% (Class A shares, without sales charge) in 2004. As shown on Page 9, the Fund finished slightly behind the Citigroup EMI Global ex-US benchmark Index but substantially outperformed the large-cap MSCI EAFE Index. During the fourth quarter, Columbia Acorn International's 16.63% gain fell short of the EMI benchmark but outperformed the large-cap MSCI EAFE Index. A weak U.S. dollar, particularly against the euro, aided performance, contributing over six percentage points of 2004's 28.91% return and more than seven percentage points of the fourth quarter's 16.63% return. Columbia Acorn International did not do any currency hedging during the past year and does not anticipate doing so in the year ahead.

      As in past years, the Fund's biggest percentage winners in 2004 came from very different industries and regions of the world. Edgars Consolidated Stores, a South African retailer first purchased in 2004, returned 153% for the year and 83% in the fourth quarter alone, on strong earnings growth. Another new 2004 purchase, Natura Cosmeticos, a manufacturer and direct seller of Brazilian cosmetics, rallied 139% for the year and 44% in the fourth quarter.

      ComfortDelGro, a Singaporean transport company expanding into taxicab franchises in China, was the third best annual performer, returning 107%. Within Europe, Amplifon, an Italian manufacturer of hearing aids, surged 100%. Other winners included Aalberts Industries, discussed separately on this page, which rose over 90%, and Tullow Oil, an UK-based oil exploration company benefiting from the rise in energy prices.

      Technology-related stocks were among the leading detractors to portfolio performance during the year. ASE Test, a Taiwanese tester of semiconductor devices, was the Fund's largest percentage loser, declining 55% on weak earnings. Ngai Lik Industrial, a Hong Kong-based manufacturer of audio equipment, declined 37% as higher raw material costs squeezed margins. Another loser was Kappa Create, a Japanese sushi chain operator. Rising over 50% from January to June, the stock declined sharply in the second half when increased competition caused reduced sales, ending the year down 31%.

      International small caps have outperformed large caps for a fifth year in a row and valuations are now close to long-term average valuations relative to large caps, whereas two years ago they traded at a moderate discount. Fortunately, our international small-cap universe is comprised of more than 4,400 potential investment opportunities. With a dedicated team of nine international analysts, we feel we have the resources to sift through this universe and find attractive investments for our shareholders.


/s/ P. Zachary Egan                          /s/ Louis J. Mendes III

P. Zachary Egan                              Louis J. Mendes III
CO-PORTFOLIO MANAGER                         CO-PORTFOLIO MANAGER

Aalberts Benefits From Expansion
--------------------------------------------------------------------------------
Aalberts Industries is a Netherlands-based, diversified industrial company that manufactures valves and fittings for water, energy and gas distribution and heat treats specialty metal components. Aalberts has taken advantage of an industrial slowdown in Western Europe to consolidate its markets, while developing world-class manufacturing facilities in Central and Eastern Europe, where its revenues have grown 30% annually. Given the continued high level of infrastructure investments in countries like Poland and the Czech Republic, we believe Aalberts will continue to outperform. The stock gained 91% in the year, not your typical Dutch treat.

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: EDGARS CONSOLIDATED STORES, 0.9%; NATURA COSMETICOS, 0.9%; COMFORTDELGRO, 0.7%; AMPLIFON, 0.7%; AALBERTS INDUSTRIES, 1.3%; TULLOW OIL,1.0%; ASE TEST, 0.4%; NGAI LIK INDUSTRIAL, 0.2%; KAPPA CREATE, 0.6%.

1-800-922-6769
                                       14

Columbia Acorn International
      >At a Glance                                          TICKER SYMBOL: LAIAX
                                  TOTAL NET ASSETS OF THE FUND: $2,075.0 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON
CLASS A SHARE RETURNS)
      >through December 31, 2004

                                                                    LIFE
                                       1 YEAR       3 YEARS       OF FUND
                                       ------       -------       -------
Returns before taxes         NAV       28.91%        16.53%         4.02%
                             POP       21.50         14.26          2.57
-------------------------------------------------------------------------

Returns after taxes          NAV       29.00         16.58          3.33
on distributions             POP       21.59         14.30          1.89
-------------------------------------------------------------------------
Returns after taxes          NAV       19.13         14.43          3.24
on distributions and         POP       14.29         12.42          2.00
sale of fund shares
-------------------------------------------------------------------------
Citigroup EMI Global                   29.27         23.11         11.47
ex-US (pretax)
-------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
> as a % of net assets, as of December 31, 2004

[PIE CHART]

    Consumer                       23.0%
    Goods/Services
    Finance                        13.8%
    Information                    11.4%
    Other*                          6.1%
    Energy/Minerals                 8.1%
    Health Care                     6.8%
    Transportation                  2.6%
    Real Estate                     1.0%
    Utilities                       0.8%
    Industrial                     26.4%
    Goods/Services

* Cash and other assets less liabilities.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS A)
    >October 16, 2000 through December 31, 2004

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Citigroup EMI Global ex-US is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

--------------------------------------------------------
                          CLASS A    CLASS B     CLASS C
--------------------------------------------------------
WITHOUT SALES CHARGE      $11,806    $11,478     $11,482
--------------------------------------------------------
WITH SALES CHARGE         $11,127    $11,282     $11,482
--------------------------------------------------------

[MOUNTAIN CHART]

                  Columbia Acorn         Columbia Acorn
                 International - A     International - A       Citigroup EMI
                      at NAV           with sales charge       Global ex-US
    10/16/2000       10000.00               9425.00             10000.00
    10/31/2000       10153.00               9569.20              9992.50
                      9322.48               8786.44              9552.43
    12/31/2000        9513.60               8966.56              9924.99
                      9940.76               9369.16             10110.00
                      9222.04               8691.77              9717.45
     3/31/2001        8332.11               7853.02              8964.83
                      8651.23               8153.79              9551.59
                      8591.54               8097.53              9532.42
     6/30/2001        8167.12               7697.51              9209.03
                      7837.98               7387.30              8938.99
                      7675.74               7234.38              8914.82
     9/30/2001        6626.46               6245.44              7753.79
                      6939.23               6540.23              8068.84
                      7325.75               6904.52              8400.57
    12/31/2001        7459.81               7030.87              8469.75
                      7277.04               6858.61              8316.39
                      7252.30               6835.29              8455.58
     3/31/2002        7626.52               7187.99              9006.50
                      7874.38               7421.60              9194.03
                      7838.16               7387.47              9488.25
     6/30/2002        7516.79               7084.58              9111.52
                      6720.01               6333.61              8338.89
                      6610.48               6230.38              8288.88
     9/30/2002        6016.86               5670.89              7523.75
                      6045.14               5697.54              7693.78
                      6228.30               5870.18              7981.33
    12/31/2002        6232.66               5874.29              7886.31
                      6078.09               5728.60              7753.79
                      5911.55               5571.64              7615.44
     3/31/2003        5822.29               5487.51              7541.26
                      6350.95               5985.77              8252.21
                      6871.73               6476.61              8955.66
     6/30/2003        7066.20               6659.90              9289.88
                      7217.42               6802.42              9620.77
                      7535.71               7102.40             10080.90
     9/30/2003        7821.31               7371.58             10541.80
                      8417.29               7933.30             11308.50
                      8642.04               8145.12             11514.40
    12/31/2003        9160.56               8633.83             12225.40
                      9429.88               8887.66             12664.60
                      9780.67               9218.28             13101.40
     3/31/2004        9780.67               9218.28             13422.20
                      9564.52               9014.56             12971.30
                      9593.21               9041.60             12973.00
     6/30/2004        9940.48               9368.91             13389.70
                      9678.06               9121.57             12917.10
                      9723.54               9164.44             13056.30
     9/30/2004       10126.10               9543.85             13543.10
                     10487.60               9884.56             13958.20
                     11284.70              10635.80             15056.70
    12/31/2004       11806.30              11127.40             15804.30

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1.  Anglo Irish Bank (Ireland)                            2.7%
    SMALL BUSINESS & MIDDLE MARKET BANKING

2.  Rhoen-Klinikum (Germany)                              1.8%
    HOSPITAL MANAGEMENT

3.  Neopost (France)                                      1.4%
     POSTAGE METER MACHINES

4.  Grafton Group (Ireland)                               1.4%
    BUILDERS, WHOLESALERS & DIY RETAILING

5.  Billabong International (Australia)                   1.3%
    SURFWEAR APPAREL MANUFACTURER

6.  Kerry (Ireland)                                       1.3%
    FOOD INGREDIENTS

7.  Aalberts Industries (Netherlands)                     1.3%
    FLOW CONTROL & HEAT TREATMENT

8.  SES Global (Luxembourg)                               1.2%
    SATELLITE BROADCASTING SERVICES

9.  Housing Development Finance (India)                   1.2%
    PREMIER MORTGAGE LENDER IN INDIA

10. Exel (United Kingdom)                                 1.2%
    GLOBAL LOGISTICS & FREIGHT FORWARDING

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA
      >In a Nutshell

[Photo of Robert A. Mohn]

Columbia Acorn USA ended the fourth quarter up 14.17% (Class A shares, without sales charge). For the year, the Fund returned 20.12%. Fund performance topped the benchmark Russell 2000 for both time periods. See Page 9 for more performance information. There was a great deal of pessimism about the market and the political environment going into the quarter and many investors were hanging out on the sidelines. After the elections, the money came back into the markets, fueling a fierce fourth quarter rally.

      Some of our biggest winners for the quarter were health care stocks. Lincare Holdings, a provider of home health care services, increased 44% in the quarter on news of a higher than expected government dispensing fee for respiratory medication. For the year, Lincare had a 42% gain. Edwards Lifesciences' heart valves were big sellers, pumping the stock up 23% in the fourth quarter and 37% for the year.

      Technology stocks also had a strong quarter. Micros Systems, a developer of reservation systems used in hotels and restaurants, gained 56% in the quarter and was up 80% for the year. On the telecom side, Western Wireless ended the year up 59%, gaining 13% in the quarter (and even more so far in 2005 on news that Alltel will be buying the company).

      While slightly cooler in the fourth quarter, energy stocks were strong 2004 performers. Quicksilver Resources, a natural gas producer, was up an impressive 128% for the year and 13% for the quarter. Chicago Bridge & Iron, discussed separately on this page, was added to the Fund in '04 and immediately went to work. For the year the stock was up 55%, gaining 33% in the fourth quarter.

      The laggards for the year included southeast supermarket chain Winn Dixie Stores, down 58%. The Fund no longer holds the stock. Novell, a developer of open source software, failed to meet earnings targets and declined 36% for the year. Last quarter we mentioned drug company AtheroGenics' strong performance. The stock gave back some of its third quarter gain, falling 29% in the fourth quarter (but up nearly 3% for the year) as questions were raised about missing disclosure in trial results it released in September.

      Generally speaking, we think companies are operating in a healthy economy that should provide growth going forward. We will continue to search for what we believe are winning small-cap stocks selling at good prices.


/s/ Robert A. Mohn

Robert A. Mohn
LEAD PORTFOLIO MANAGER

What's In A Name
--------------------------------------------------------------------------------
Chicago Bridge & Iron is not based in Chicago and does not make bridges. The company is a leading designer and manufacturer of tanks used to convert liquified natural gas (LNG) into the pipeline gas used to heat our homes and generate electricity. The last LNG terminal built in the United States was constructed more than 15 years ago so Chicago Bridge & Iron's conversion expertise has not been considered particularly valuable. As a result of the natural gas shortage that has developed in recent years, however, more than 20 new LNG terminals have been proposed. Chicago Bridge & Iron's specialized skills are now attracting attention. The stock rose 55% in Columbia Acorn USA in 2004.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: LINCARE HOLDINGS, 1.2%; EDWARDS LIFESCIENCES, 2.7%; MICROS SYSTEMS, 2.6%; WESTERN WIRELESS, 2.5%; ALLTEL, 0.0%; QUICKSILVER RESOURCES, 2.6%; CHICAGO BRIDGE & Iron, 1.5%; WINN DIXIE STORES, 0.0%; NOVELL, 1.0%; ATHEROGENICS, 0.7%.

1-800-922-6769
                                       16

Columbia Acorn USA
    >At a Glance                                            TICKER SYMBOL: LAUAX
                                    TOTAL NET ASSETS OF THE FUND: $870.7 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON
CLASS A SHARE RETURNS)
    >through December 31, 2004

                                                                  LIFE OF
                                       1 YEAR       3 YEARS        FUND
                                       ------       -------       -------
Returns before taxes         NAV       20.12%        12.49%        15.22%
                             POP       13.21         10.29         13.61
-------------------------------------------------------------------------
Returns after taxes          NAV       20.01         12.46         15.14
on distributions             POP       13.11         10.26         13.54
-------------------------------------------------------------------------
Returns after taxes          NAV       13.21         10.79         13.30
on distributions and         POP        8.71          8.87         11.86
sale of fund shares
-------------------------------------------------------------------------
Russell 2000 (pretax)                  18.33         11.48          8.93
-------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
    > as a % of net assets, as of december 31, 2004

[PIE CHART]

     Consumer                                17.4%
     Goods/Services
     Health Care                             14.0%
     Other*                                   8.9%
     Energy/Minerals                         11.7%
     Finance                                 10.0%
     Industrial                               9.2%
     Goods/Services
     Information                             28.8%
       Software/Services                     13.2%
       Telecommunications                     7.6%
       Computer Related Hardware              5.4%
       Media                                  2.6%

* Other includes cash and other assets less liabilities of 8.4%.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS A)
    >October 16, 2000 through December 31, 2004

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% initial sales charge for this level of investment. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

--------------------------------------------------------
                          CLASS A    CLASS B     CLASS C
--------------------------------------------------------
WITHOUT SALES CHARGE      $90,865    $88,467     $88,466
--------------------------------------------------------
WITH SALES CHARGE         $86,776    $87,467     $88,466
--------------------------------------------------------

[MOUNTAIN CHART]

                Columbia Acorn USA - A   Columbia Acorn USA - A
                        at NAV              with sales charge       Russell 2000
    10/16/2000         50000.00                 47750.00              50000.00
    10/31/2000         52060.00                 49717.30              51819.50
                       49024.90                 46818.80              46500.20
    12/31/2000         53795.00                 51374.20              50493.70
                       57194.90                 54621.10              53122.60
                       57011.80                 54446.30              49637.00
     3/31/2001         55672.10                 53166.80              47208.90
                       62397.20                 59589.40              50902.10
                       65866.50                 62902.60              52153.20
     6/30/2001         67671.30                 64626.10              53954.10
                       68354.80                 65278.80              51033.60
                       66440.80                 63451.00              49385.30
     9/30/2001         56826.80                 54269.60              42737.40
                       56968.90                 54405.30              45238.40
                       60295.90                 57582.60              48740.60
    12/31/2001         63823.20                 60951.20              51749.00
                       64550.80                 61646.00              51210.80
                       62323.80                 59519.20              49807.30
     3/31/2002         67608.80                 64566.40              53810.40
                       68595.90                 65509.10              54300.80
                       64692.80                 61781.70              51890.80
     6/30/2002         60791.80                 58056.20              49316.10
                       52475.50                 50114.10              41867.90
                       51672.70                 49347.40              41761.20
     9/30/2002         47807.50                 45656.20              38762.20
                       50068.80                 47815.70              40005.00
                       54409.80                 51961.40              43575.20
    12/31/2002         51711.10                 49384.10              41149.00
                       50909.60                 48618.60              40010.10
                       50181.50                 47923.40              38801.20
     3/31/2003         50291.90                 48028.80              39300.80
                       55215.50                 52730.80              43027.20
                       60941.40                 58199.00              47644.60
     6/30/2003         61892.10                 59106.90              48506.80
                       64776.20                 61861.30              51541.90
                       68313.00                 65238.90              53905.00
     9/30/2003         66707.60                 63705.80              52910.00
                       73525.20                 70216.50              57353.20
                       75091.30                 71712.20              59388.60
    12/31/2003         75639.40                 72235.70              60593.40
                       79542.40                 75963.00              63226.00
                       79908.30                 76312.40              63792.70
     3/31/2004         79325.00                 75755.40              64387.30
                       77357.70                 73876.60              61104.50
                       80382.40                 76765.20              62077.10
     6/30/2004         82938.60                 79206.30              64691.40
                       77829.60                 74327.20              60335.50
                       76701.00                 73249.50              60025.40
     9/30/2004         79585.00                 76003.70              62843.30
                       81845.20                 78162.20              64080.30
                       87754.40                 83805.50              69638.60
    12/31/2004         90865.00                 86776.10              71699.80

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1.  AmeriCredit                                          3.1%
    AUTO LENDING

2.  Edwards Lifesciences                                 2.7%
    HEART VALVES

3.  Micros Systems                                       2.6%
    INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

4.  Quicksilver Resources                                2.6%
    NATURAL GAS & COAL SEAM GAS PRODUCER

5.  Western Wireless                                     2.5%
    RURAL CELLULAR PHONE SERVICES

6.  Esco Technologies                                    2.5%
    AUTOMATIC ELECTRIC METER READERS

7.  ITT Educational Services                             2.2%
    POSTSECONDARY DEGREE PROGRAMS

8.  Crown Castle International                           1.9%
    COMMUNICATION TOWERS

9.  Commonwealth Telephone                               1.9%
    RURAL PHONE FRANCHISES & CLEC

10. Kronos                                               1.7%
    LABOR MANAGEMENT SOLUTIONS

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select
      >In a Nutshell

[Photo of Todd M. Narter]   [Photo of Christopher J. Olson]

International markets continued to surge in the fourth quarter. Columbia Acorn International Select increased 13.19% (Class A shares, without sales charge) for the three months, underperforming the 16.46% increase in the benchmark Citigroup World ex-US Cap Range $2-10B Index. The relative underperformance was due in large part to holding some cash in a strong market. We opted to take profits in a number of positions in the Fund during the fourth quarter to look for better values elsewhere. We believe that the Fund is well positioned for future growth. The Fund finished 2004 up 23.76%, a solid return but behind the 25.22% return for the Citigroup World ex-US Cap Range $2-10B Index.

      Letting our winners run was a successful strategy this past year. For the third year in a row, Anglo Irish Bank was the Fund's largest contributor to performance. The stock finished the year up 56% and is the Fund's largest position. Other significant winners include large holdings with great franchises. Neopost, a maker of franking machines in France, the Fund's second largest position, had another strong year, up 58%. Tenaris, a maker of steel pipes for the oil and gas industry jumped 49%. Lion Nathan, the major beer brewer and distributor in Australia and New Zealand, rose 54% and Daito Trust Construction (discussed separately on this page), a major apartment builder and manager in Japan, finished the year up 62%.

      Several stocks in the portfolio reduced the Fund's gains. Topping the list of poor performers in the Fund this year was Sugi Pharmacy, a drugstore chain in Japan. Shares were down 13% as the company reported higher costs than expected during its expansion program. Funai Electric, a maker of consumer electronic products in Japan, was down 11% as the retail environment in the United States was weaker than expected. Other weak performers included Venture, an electronic manufacturing services company in Singapore, down 15% and Compass Group, a catering services provider in the UK, which fell 29% on an earnings downgrade driven by a weak dollar and issues with a supplier.

      Share prices have risen strongly in the past two years. While stocks are not as cheap as they once were, we continue to find well-run companies with good strategies and strong balance sheets that we believe will be good investments.


/s/ Todd M. Narter               /s/ Christopher J. Olson

Todd M. Narter                   Christopher J. Olson
CO-PORTFOLIO MANAGER             CO-PORTFOLIO MANAGER

A DAITO YOU CAN TRUST
--------------------------------------------------------------------------------
Daito Trust Construction builds and manages residential property in Japan. The company's unique business model encompasses construction of lease apartments for landowners, as well as tenant recruitment and property management. The real estate market during the past year has improved in metropolitan areas, with prices firming and vacancy rates improving. While the average Japanese consumer remains frugal, demand for rental housing has strengthened and contributed to a recovery in residential property. This shift has been a boon to Daito, not only from construction, but from leasing and management of rental units as well. The stock achieved stellar performance, appreciating 62% during the past 12-month period.

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: ANGLO IRISH BANK, 5.8%; NEOPOST, 4.1%; TENARIS, 2.4%; LION NATHAN, 3.4%; DAITO TRUST CONSTRUCTION, 3.1%; SUGI PHARMACY, 1.9%; FUNAI ELECTRIC, 2.1%; VENTURE, 0.8%; COMPASS GROUP, 1.8%.

1-800-922-6769
                                       18

Columbia Acorn International Select
                                                            TICKER SYMBOL: LAFAX
      >At a Glance                   TOTAL NET ASSETS OF THE FUND: $58.3 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

                                                                  LIFE OF
                                       1 YEAR       3 YEARS        FUND
                                       ------       -------       -------
 Returns before taxes         NAV      23.76%        14.00%         0.38%
                              POP      16.64         11.77         -1.02
-------------------------------------------------------------------------
 Returns after taxes          NAV      23.89         14.09          0.41
 on distributions             POP      16.77         11.86         -0.99
-------------------------------------------------------------------------
 Returns after taxes          NAV      15.64         12.22          0.37
 on distributions and         POP      11.01         10.26         -0.82
 sale of fund shares
-------------------------------------------------------------------------
 Citigroup World                       25.22         19.39          9.84
 ex-US Cap Range
 $2-10B (pretax)
-------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2004

[PIE CHART]

      Consumer Goods/Services                  19.4%
      Finance                                  17.4%
      Other*                                   11.7%
      Information                              12.3%
      Energy/Minerals                           6.6%
      Health Care                               5.0%
      Transportation                            1.0%
      Industrial Goods/Services                26.6%

*Other includes cash and other assets less liabilities of 10.1%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT (CLASS
A)
      >October 16, 2000 through December 31, 2004

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Citigroup World ex-US Cap Range $2-10B Index is a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

------------------------------------------------------
                         CLASS A    CLASS B    CLASS C
------------------------------------------------------
WITHOUT SALES CHARGE    $10,162     $9,865     $9,877
------------------------------------------------------
WITH SALES CHARGE       $ 9,578     $9,669     $9,877
------------------------------------------------------

[MOUNTAIN CHART]

                  Columbia Acorn          Columbia Acorn         Citigroup World
                   International     International Select - A    ex-US Cap Range
                 Select - A at NAV      with sales charge            $2-$10B
    10/16/2000         10000.00              9425.00                 10000.00
    10/31/2000         10344.00              9749.22                 10149.40
                        9023.07              8504.24                  9847.09
    12/31/2000          9683.56              9126.76                 10327.70
                        9994.40              9419.72                 10276.40
                        8848.04              8339.28                  9903.21
     3/31/2001          7662.41              7221.82                  9130.62
                        8063.15              7599.52                  9804.72
                        8040.57              7578.24                  9720.89
     6/30/2001          7699.65              7256.92                  9468.01
                        7296.19              6876.66                  9230.41
                        7142.97              6732.25                  9146.72
     9/30/2001          5937.95              5596.52                  8084.34
                        6313.23              5950.22                  8409.04
                        6659.83              6276.89                  8709.59
    12/31/2001          6858.96              6464.57                  8728.38
                        6506.41              6132.29                  8470.69
                        6427.03              6057.47                  8599.67
     3/31/2002          6654.54              6271.91                  9091.63
                        6858.84              6464.46                  9258.15
                        6926.74              6528.45                  9552.29
     6/30/2002          6710.63              6324.77                  9220.72
                        5989.23              5644.85                  8394.89
                        6097.04              5746.46                  8375.00
     9/30/2002          5653.79              5328.69                  7625.65
                        5642.48              5318.04                  7761.81
                        5779.03              5446.73                  8157.05
    12/31/2002          5818.90              5484.31                  7927.16
                        5534.94              5216.68                  7728.22
                        5301.92              4997.06                  7583.65
     3/31/2003          5347.51              5040.03                  7454.12
                        5847.51              5511.28                  8112.84
                        6353.32              5988.00                  8694.63
     6/30/2003          6393.34              6025.73                  8942.64
                        6495.64              6122.14                  9301.62
                        6774.30              6384.78                  9837.88
     9/30/2003          7024.27              6620.37                 10243.30
                        7546.88              7112.93                 11034.20
                        7706.12              7263.01                 11127.00
    12/31/2003          8211.64              7739.47                 11862.70
                        8359.45              7878.78                 12112.00
                        8717.23              8215.99                 12403.30
     3/31/2004          8773.89              8269.39                 12885.70
                        8592.27              8098.22                 12447.10
                        8598.29              8103.89                 12412.60
     6/30/2004          8824.42              8317.02                 12727.40
                        8619.70              8124.06                 12245.10
                        8613.66              8118.38                 12357.80
     9/30/2004          8978.02              8461.78                 12754.80
                        9240.18              8708.87                 13184.50
                        9820.46              9255.78                 14226.50
    12/31/2004         10162.30              9577.93                 14854.70

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1.  Anglo Irish Bank (Ireland)                        5.8%
    SMALL BUSINESS & MIDDLE MARKET BANKING

2.  Neopost (France)                                  4.1%
    POSTAGE METER MACHINES

3.  Komercni Banka (Czech Republic)                   3.7%
    LEADING CZECH UNIVERSAL BANK

4.  Exel (United Kingdom)                             3.7%
    GLOBAL LOGISTICS & FREIGHT FORWARDING

5.  Lion Nathan (Australia)                           3.4%
    BEER BREWER/DISTRIBUTOR

6.  Depfa Bank (Ireland)                              3.3%
    INTERNATIONAL PUBLIC SECTOR FINANCE

7.  Daito Trust Construction (Japan)                  3.1%
    APARTMENT BUILDER

8.  Hoya (Japan)                                      2.9%
    OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES

9.  Shimano (Japan)                                   2.9%
    BICYCLE COMPONENTS & FISHING TACKLE

10. SES Global (Luxembourg)                           2.7%
    SATELLITE BROADCASTING SERVICES

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select
      >In a Nutshell

[Photo of Ben Andrews]

It was a good quarter and year for Columbia Acorn Select. The Fund gained 13.80% (Class A shares, without sales charge) during the fourth quarter, outperforming the S&P MidCap 400's 12.16% return and the S&P 500's 9.23% gain. For the year, Columbia Acorn Select was up 18.16% vs. a 16.48% gain for the S&P MidCap 400 and a 10.88% return for the S&P 500.

      McAfee, ITT Educational Services and Abercrombie & Fitch all did well for the Fund in the quarter and in the year. McAfee was up 83% for the 12 months while ITT Educational Services increased 66%. Together these two stocks made up a third of the Fund's return for the year. Abercrombie & Fitch, up an impressive 90% in the year, was another big contributor to Fund performance.

      On the downside, Skillsoft Publishing cost the Fund one half of a percent of performance in the quarter as the stock slid due to continued pricing pressure from its largest competitor, Netg. For the year, the largest detractors to performance were Synopsys, down 42%, and Interpublic Group, down 32%. We are evaluating whether or not Synopsys has turn around potential. Interpublic Group was sold in the quarter.

      During the fourth quarter, Oracle purchased one of the Fund's holdings, PeopleSoft, after a lengthy and much publicized takeover battle. During the 17-month negotiation process for PeopleSoft, its board of directors received a lot of bad press for not having the shareholders' best interests in mind. Our Firm's due diligence refuted this and we backed the board. In the end, the board's moves did put its customer and shareholder interests first when trying to negotiate with a very adversarial suitor. We received the cash proceeds from the PeopleSoft transaction two days before the end of the quarter, which increased the Fund's cash at quarter end to an unusually high level. We feel comfortable operating Columbia Acorn Select with a cash position of between 4% and 10%.

      We added six new names to the portfolio during the quarter while deleting one (PeopleSoft). New ideas include an investment in the cable industry with UnitedGlobalCom and Liberty Media International. Both stocks focus on serving foreign markets. The Fund also purchased IAC/InterActiveCorp, a large Internet company, as its stock price reached a two-year low. FMC Technologies was added as we believe offshore deep-water oil drilling will increase over the next several years. The Fund also purchased Aspect Communications and AnswerThink.

/s/ Ben Andrews

Ben Andrews
LEAD PORTFOLIO MANAGER

TCF Financial's Innovative Approach
--------------------------------------------------------------------------------
TCF Financial was one of Columbia Acorn Select's big winners, rising 29% in 2004. TCF does banking a little bit different than other banks. More retailer than banker, TCF stresses convenience banking, with branches open seven days a week, coin-counting machines available in every branch, and a large presence in local supermarket chains. Most other banks are obsessed with keeping their expenses down. TCF focuses instead on wisely spending money to grow its highly profitable, low-cost deposit base. Proving the adage that "you must spend money to make money," TCF's 26% return on equity ranked #2 out of the other 50 largest banks in the country.*

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: MCAFEE, 7.2%; ITT EDUCATIONAL SERVICES, 5.3%; ABERCROMBIE & Fitch, 3.6%; SKILLSOFT PUBLISHING, 3.9%; NETG, 0.0%; SYNOPSYS, 1.3%; INTERPUBLIC GROUP, 0.0%; ORACLE, 0.0%; PEOPLESOFT, 0.0%; UNITEDGLOBALCOM, 0.8%; LIBERTY MEDIA INTERNATIONAL, 0.9%; IAC/INTERACTIVECORP, 1.6%; FMC TECHNOLOGIES, 1.0%; ASPECT COMMUNICATIONS, 0.1%; ANSWERTHINK, 0.2%; TCF FINANCIAL, 5.0%.

* SOURCE: CITIGATE FINANCIAL INTELLIGENCE. RANKING BASED ON THE 50 LARGEST BANK HOLDING COMPANIES IN THE U.S. BASED ON ASSET SIZE AT 9/30/04.

1-800-922-6769
                                       20

Columbia Acorn Select
      >At a Glance                                          TICKER SYMBOL: LTFAX
                                  TOTAL NET ASSETS OF THE FUND: $1,257.1 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
      >through December 31, 2004

                                                                 LIFE OF
                                      1 YEAR       3 YEARS         FUND
                                      ------       -------       --------
Returns before               NAV       18.16%        12.13%        12.02%
taxes                        POP       11.37          9.94         10.46
-------------------------------------------------------------------------
Returns after taxes          NAV       17.78         11.98         11.82
on distributions             POP       11.01          9.79         10.26
-------------------------------------------------------------------------
Returns after taxes          NAV       12.29         10.46         10.41
on distributions and         POP        7.84          8.54          9.03
sale of fund shares
-------------------------------------------------------------------------
S&P MidCap                             16.48         10.53          8.07
400 (pretax)
-------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
      >as a % of net assets, as of December 31, 2004

[PIE CHART]

Consumer Goods/Services                         30.4%
Finance                                         14.6%
Health Care                                      7.3%
Industrial Goods/Services                        2.7%
Energy/Minerals                                  1.0%
Other*                                          13.4%
Information                                     30.6%

*Cash and other assets less liabilities.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS A)
      >October 16, 2000 through December 31, 2004

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

---------------------------------------------------------------
                           CLASS A       CLASS B        CLASS C
---------------------------------------------------------------
WITHOUT SALES CHARGE       $16,137       $15,684        $15,685
---------------------------------------------------------------
WITH SALES CHARGE          $15,210       $15,484        $15,685
---------------------------------------------------------------

[MOUNTAIN CHART]

                   Columbia Acorn         Columbia Acorn
                     Select - A             Select - A                S&P
                       at NAV            with sales charge         MidCap 400
    10/16/2000        10000.00               9425.00               10000.00
    10/31/2000        10958.00              10327.90               10382.20
                       9893.98               9325.07                9598.49
    12/31/2000        10632.10              10020.70               10332.80
                      10940.40              10311.30               10562.90
                      10300.40               9708.11                9960.11
     3/31/2001         9893.52               9324.64                9219.60
                      10608.80               9998.81               10236.70
                      11188.10              10544.80               10475.10
     6/30/2001        11000.10              10367.60               10432.80
                      10894.50              10268.10               10277.40
                      10382.50               9785.47                9941.21
     9/30/2001         9742.90               9182.69                8704.65
                       9946.53               9374.60                9089.70
                      10978.00              10346.80                9765.89
    12/31/2001        11445.60              10787.50               10270.40
                      11219.00              10573.90               10217.00
                      10977.80              10346.60               10229.60
     3/31/2002        11355.50              10702.50               10960.90
                      10736.60              10119.20               10909.60
                      11038.30              10403.60               10725.60
     6/30/2002        10849.50              10225.70                9940.60
                      10162.80               9578.39                8977.69
                      10404.60               9806.35                9022.86
     9/30/2002         9921.85               9351.34                8295.93
                      10465.60               9863.79                8655.40
                      10985.70              10354.00                9156.16
    12/31/2002        10510.00               9905.69                8779.89
                      10464.80               9863.10                8523.31
                      10479.50               9876.91                8320.33
     3/31/2003        10691.20              10076.40                8390.46
                      11302.70              10652.80                8999.64
                      11906.30              11221.60                9745.48
     6/30/2003        12215.80              11513.40                9869.69
                      12797.30              12061.50               10219.90
                      13325.80              12559.60               10683.50
     9/30/2003        13031.30              12282.00               10519.90
                      13507.00              12730.30               11315.40
                      13401.60              12631.00               11709.60
    12/31/2003        13658.90              12873.50               11907.20
                      14030.50              13223.70               12165.20
                      14386.80              13559.60               12457.30
     3/31/2004        14379.60              13552.80               12510.20
                      13955.40              13153.00               12099.60
                      14182.90              13367.40               12350.60
     6/30/2004        14638.20              13796.50               12631.70
                      14001.40              13196.30               12042.30
                      13879.60              13081.50               12010.70
     9/30/2004        14183.60              13368.00               12366.40
                      14736.70              13889.40               12564.30
                      15638.60              14739.40               13312.50
    12/31/2004        16137.50              15209.60               13869.90

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1.  McAfee                               7.2%
    SECURITY SOFTWARE & SERVICES

2.  ITT Educational Services             5.3%
    POSTSECONDARY DEGREE PROGRAMS

3.  TCF Financial                        5.0%
    GREAT LAKES BANK

4.  Harley-Davidson                      4.8%
    MOTORCYCLES & RELATED MERCHANDISE

5.  First Health Group                   4.2%
    PPO NETWORK

6.  Safeway                              4.0%
    RETAIL FOOD & DRUG STORES

7.  Skillsoft Publishing                 3.9%
    PROVIDER OF WEB-BASED LEARNING
    SOLUTIONS (E-LEARNING)

8.  Abercrombie & Fitch                  3.6%
    TEEN APPAREL RETAILER

9.  Tellabs                              3.5%
    TELECOMMUNICATIONS EQUIPMENT

10. Markel                               3.5%
    SPECIALTY INSURANCE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund
      >In a Nutshell

[Photo of Ralph Wanger]     [Photo of Charles P. McQuaid]

Columbia Thermostat Fund ended the quarter up 5.75% (Class A shares, without sales charge) and the year up 8.92%. Fund returns were between the S&P 500 and the Lehman Brothers U.S. Credit Intermediate Bond Index, which is the expected result for Columbia Thermostat. See Page 9 for additional data. The strong equity market in the fourth quarter allowed the Lipper Flexible Portfolio Funds Index to beat the Fund's performance for the quarter and the year.

      The weighted average return for the equity portion of the Thermostat portfolio was 12.05% for the year. The standout equity fund in the group was Columbia Acorn Fund (Class Z shares) up 21.51% for the annual period. Columbia Growth Stock Fund was the annual laggard, down 2.17%. The weighted average annual return for the bond portion of the Fund was 5.16% with portfolio bond fund returns ranging from 7.42% to 4.11%.

      Thermostat hit three reallocation triggers in the fourth quarter. Stock exposure was increased in October while bond exposure was increased in both November and December as the equity market rallied following the U.S. election.

      Assets in Columbia Thermostat Fund at year-end were $207 million. Thank you for your investment in the Fund. As we move into 2005, we continue to believe that Thermostat will provide a satisfactory, low-risk result for a portion of your invested dollars.


/s/ Ralph Wanger                            /s/ Charles P. McQuaid

Ralph Wanger                                Charles P. McQuaid
CO-PORTFOLIO MANAGER                        CO-PORTFOLIO MANAGER

RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND

EQUITIES

                                       4TH QUARTER    1-YEAR
                         WEIGHTING        TOTAL        TOTAL
FUND                      IN FUND        RETURN       RETURN
------------------------------------------------------------
Columbia                     20%          12.44%      21.51%
Acorn Fund
------------------------------------------------------------
Columbia                     15%          13.82%      18.58%
Acorn Select
------------------------------------------------------------
Columbia Growth              25%           8.14%      -2.17%
Stock Fund
------------------------------------------------------------
Columbia Growth              25%           8.17%      13.71%
& Income Fund
------------------------------------------------------------
Columbia Mid Cap             15%           9.55%      15.58%
Value Fund
------------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN               100%          10.06%      12.05%
------------------------------------------------------------

FIXED INCOME

                                       4TH QUARTER    1-YEAR
                         WEIGHTING        TOTAL        TOTAL
FUND                      IN FUND        RETURN       RETURN
------------------------------------------------------------
Columbia Federal             30%           0.76%       4.11%
Securities Fund
------------------------------------------------------------
Columbia Intermediate        50%           1.42%       4.88%
Bond Fund
------------------------------------------------------------
Columbia High                20%           1.88%       7.42%
Yield Fund
------------------------------------------------------------
WEIGHTED AVERAGE
INCOME RETURN               100%           1.32%       5.16%
------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE QUARTER
------------------------------------------------------------
OCTOBER 22, 2004:        55% stock, 45% bond

NOVEMBER 24, 2004:       45% stock, 55% bond

DECEMBER 14, 2004:       40% stock, 60% bond

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.

1-800-922-6769
                                       22

Columbia Thermostat Fund
      >At a Glance                                          TICKER SYMBOL: CTFAX
                                    TOTAL NET ASSETS OF THE FUND: $207.3 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
      >through December 31, 2004

                                                      LIFE OF
                                       1 YEAR          FUND
                                       ------         -------
Returns before                NAV        8.92%          17.29%
taxes                         POP        2.65           13.57
---------------------------------------------------------------
Returns after taxes           NAV        8.16           16.65
on distributions              POP        1.94           12.95
---------------------------------------------------------------
Returns after taxes           NAV        5.85           14.49
on distributions and          POP        1.77           11.29
sale of fund shares
---------------------------------------------------------------
S&P 500 (pretax)                        10.88           24.11
Lehman U.S. Credit
---------------------------------------------------------------
Intermediate Bond                        4.08            4.82
Index (pretax)
---------------------------------------------------------------
Lipper Flexible Portfolio                9.50           19.36
Funds Index (pretax)*
---------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

*The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the flexible portfolio fund classification, as defined by Lipper.

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
      >as a % of assets in each investment category, as of December 31, 2004

STOCK MUTUAL FUNDS

[PIE CHART]

Columbia Acorn Fund                    20%
Columbia Acorn Select                  15%
Columbia Growth Stock Fund             25%
Columbia Growth & Income Fund          25%
Columbia Mid Cap Value Fund            15%

BOND MUTUAL FUNDS

[PIE CHART]

Columbia Federal Securities Fund       30%
Columbia Intermediate Bond Fund        50%
Columbia High Yield Fund               20%

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS A)
      >March 3, 2003 through December 31, 2004

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY UPDATES.

WITHOUT            CLASS A       CLASS B        CLASS C
SALES CHARGE       $13,408       $13,250        $13,233
-------------------------------------------------------
WITH
SALES CHARGE       $12,637       $12,850        $13,233

[MOUNTAIN CHART]


                      Columbia               Columbia
                 Thermostat Fund - A    Thermostat Fund - A    Lehman U.S.      Credit Intermediate
                       at NAV            with sales charge       S&P 500           Bond Index
     3/3/2003         10000.00              9425.00              10000.00           10000.00
    3/31/2003         10089.00              9508.88              10097.10           10020.70
                      10603.50              9993.84              10928.80           10158.30
                      11078.60              10441.60             11504.60           10417.70
    6/30/2003         11224.80              10579.40             11651.40           10423.30
                      11284.30              10635.50             11856.80           10103.50
                      11512.20              10850.30             12088.00           10134.20
    9/30/2003         11482.30              10822.10             11959.70           10436.00
                      11868.10              11185.70             12636.20           10342.80
                      12007.00              11316.60             12747.40           10374.00
   12/31/2003         12308.40              11600.60             13416.00           10476.90
                      12478.20              11760.70             13662.20           10561.20
                      12618.00              11892.40             13852.10           10678.30
    3/31/2004         12658.30              11930.50             13643.10           10772.80
                      12397.60              11684.70             13428.90           10497.80
                      12437.20              11722.10             13613.20           10431.30
    6/30/2004         12635.00              11908.50             13877.90           10469.00
                      12444.20              11728.70             13418.60           10575.70
                      12513.90              11794.40             13472.90           10781.00
    9/30/2004         12674.10              11945.30             13618.80           10821.40
                      12884.50              12143.60             13826.90           10904.10
                      13184.70              12426.60             14386.30           10807.80
   12/31/2004         13407.50              12636.60             14875.90           10904.50

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
      >as a % of net assets, as of December 31, 2004

[PIE CHART]

Stock Mutual Funds                           40.0%
Bond Mutual Funds                            59.4%
Cash and other Assets less Liabilities        0.6%

Columbia Acorn Fund
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Additions
----------------------------------------------------------------------------
      INFORMATION
Advantech (Taiwan)                                     0             986,000
American Tower                                 2,250,000           2,750,000
Avnet                                          1,695,000           2,075,000
Avocent                                          945,000           1,070,000
Bearing Point                                  3,350,000           4,000,000
CDW                                                    0             230,000
Ceridian                                       1,090,000           1,395,000
Entravision Communications                     1,000,000           1,200,000
Fair Isaac                                       530,000             990,000
FTI Consulting                                         0             302,000
Gray Television                                1,400,000           1,452,000
Hong Kong Exchanges &
  Clearing (Hong Kong)                         7,000,000           9,000,000
Liberty Media International                      864,000           1,000,000
Maximus                                                0             300,000
McAfee                                         1,600,000           1,658,000
Pinnacle Systems                               2,000,000           2,500,000
Rogers                                           445,000             660,000
Salem Communications                             770,000           1,291,000
Semtech                                          850,000           1,425,000
SES Global (Luxembourg)                        2,537,000           2,907,000
Symbol Technologies                            1,235,000           1,810,000
Symmetricom                                    1,225,000           1,510,000
Wincor Nixdorf (Germany)                               0             130,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Brookstone                                       600,000             819,000
Central Parking                                1,140,000           1,514,000
Edgars Consolidated Stores
  (South Africa)                                       0             350,000
Fast Retailing (Japan)                           200,000             300,000
HNI                                            1,750,000           2,200,000
International Speedway Motors                    805,000             905,000
Jurys Doyle Hotel (Ireland)                      720,000             880,000
Knoll                                                  0             650,000
Nobia (Sweden)                                 1,700,000           2,130,000
Oxford Industries                                664,000             836,000
Park 24 (Japan)                                        0             700,000
Petco Animal Supplies                          1,015,000           1,245,000
Princeton Review                               1,750,000           1,850,000
RC 2                                             545,000             845,000
Sports Authority                                 873,000           1,400,000

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Bilfinger Berger (Germany)                       525,000             635,000
Carbone Lorraine (France)                              0              93,000
Clarcor                                        1,400,000           1,600,000
Dominion Homes                                   290,000             490,000
Donaldson                                      1,700,000           2,000,000
Genlyte Group                                    430,000             700,000
Imtech (Netherlands)                                   0              46,000
Meitec (Japan)                                   280,000             447,000
M/I Homes                                        141,000             218,000
Oshkosh Truck                                          0             106,000
Quanta Services                                1,450,000           1,548,000
Sika (Switzerland)                                25,000              35,000
Spartech                                       2,550,000           2,947,000
Watsco                                         1,525,000           2,276,000

----------------------------------------------------------------------------
      FINANCE
Associated Banc-Corp                           2,412,000           2,712,000
Cascade Financial                                188,000             358,000
CityBank Lynnwood                                455,000             500,000
First Financial BankShares                        82,000             111,000
Great Southern Bancorp                           465,000             479,000
Intermediate Capital
  (United Kingdom)                               500,000             620,000
Komercni Banka (Czech Republic)                  172,000             195,000
Nuveen Investments                               524,000             782,000
Provident Bancorp                                      0             160,000
Scottish Re Group                                650,000           1,174,000
Selective Insurance Group                        600,000             710,000
Sterling Bancorp                                       0             123,000
(INCLUDES THE EFFECT OF A 6 FOR 5 STOCK SPLIT)
Washington Federal                               869,000           1,059,000
West Bancorporation                              251,000             493,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
Atmos Energy                                   1,076,000           1,206,000
Ivanhoe Mines (Canada)                                 0           1,000,000
Pride International                                    0           1,500,000
Range Resources                                  950,000           1,000,000
Western Gas                                    2,900,000           3,000,000

----------------------------------------------------------------------------
      HEALTH CARE
AtheroGenics                                     789,000           1,179,000
Charles River Laboratories                       640,000             840,000
Neurocrine Biosciences                           360,000             500,000
Pozen                                          2,200,000           2,400,000
United Drug (Ireland)                          2,000,000           2,106,000

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Allied Waste Industries                        1,500,000           2,500,000
Heartland Express                                      0             371,000
Highland Hospitality                           1,240,000           1,552,000

1-800-922-6769
                                       24

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
      INFORMATION
Activision                                     1,125,000           1,000,000
Asyst Technologies                               664,000                   0
Autobytel                                        500,000                   0
Avid Technology                                1,469,000           1,300,000
Euronet Worldwide                                249,000                   0
Information Holdings                             600,000                   0
Mediacom Communications                        2,500,000           1,250,000
Netegrity                                        973,000                   0
PeopleSoft                                     3,450,000                   0
Shuffle Master                                   940,000             700,000
SPSS                                             385,000             222,000
THQ                                            1,260,000             800,000
Trimble Navigation                             1,350,000           1,200,000
Zebra Technologies                               591,000             400,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Leapfrog Enterprises                           1,275,000                   0
Lion Nathan (Australia)                        4,000,000           2,500,000
Monarch Casino & Resort                          805,000                   0
Orbitz                                         1,050,000                   0
Otsuke Kagu (Japan)                              280,000                   0
Rank Group (United Kingdom)                    2,500,000                   0
Uni-Charm (Japan)                                255,000                   0
Urban Outfitters                               1,026,000             826,000
Whole Foods Market                               350,000             230,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
G&K Services                                     550,000             300,000
Givaudan (Switzerland)                            37,000              20,000
Hub Group                                        469,000             424,000
Sembcorp Logistics
  (Singapore)                                  7,500,000                   0
SYMYX                                            347,000                   0
Tenaris (Argentina)                              700,000             600,000

----------------------------------------------------------------------------
      FINANCE
Bank of the Ozarks                               436,000                   0
First Federal Capital                            700,000                   0
HCC Insurance Holdings                         1,320,000           1,020,000
Jardine Lloyd Thompson
  (United Kingdom)                             1,992,000                   0
People's Bank of Bridgeport                    3,276,000           3,196,000
Philadelphia Consolidated
  Holding                                        720,000             575,000
RLI                                              800,000             570,000
Texas Regional Bancshares                      1,980,000           1,830,000

                                                     NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

----------------------------------------------------------------------------
      ENERGY/MINERALS
Clayton Williams Energy                          440,000                   0
Gamesa (Spain)                                   670,000                   0
Nexen (Canada)                                   925,000                   0
Southwestern Energy                            1,100,000             500,000
Ultra Petroleum                                2,195,000           1,700,000
XTO Energy                                     7,275,000           7,000,000

----------------------------------------------------------------------------
      HEALTH CARE
Bioveris                                         194,000                   0
First Health Group                             5,586,000           4,586,000
Omega Pharma (Belgium)                           276,000             236,000
Protein Design Labs                              608,000                   0
Sangamo Biosciences                            1,698,000                   0
Smith & Nephew
  (United Kingdom)                             2,910,000                   0
Yuhan (South Korea)                              138,000              10,992

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Am NV (Netherlands)                              687,000             106,000
The Rouse Company                                825,000                   0

Columbia Acorn Fund
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------


                                                           SECURITIES: 92.5%
----------------------------------------------------------------------------
INFORMATION: 22.6%
                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 4.6%
     1,625,000   Kronos (b)(c)                                  $     83,086
                 LABOR MANAGEMENT SOLUTIONS
     1,300,000   Avid Technology (b)                                  80,275
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
    11,500,000   Novell (b)                                           77,625
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       950,000   Micros Systems (b)(c)                                74,157
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,658,000   McAfee (b)                                           47,966
                 SECURITY SOFTWARE & SERVICES
     3,448,000   Aspect Communications (b)(c)                         38,411
                 CALL CENTER SOFTWARE
     6,700,000   E.Piphany (b)(c)                                     32,361
                 CRM SOFTWARE
     1,521,000   Sybase (b)                                           30,344
                 DATABASE SOFTWARE
     2,200,000   JDA Software Group (b)(c)                            29,964
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     2,000,000   MRO Software (b)(c)                                  26,040
                 ENTERPRISE MAINTENANCE SOFTWARE
     2,200,000   MAPICS (b)(c)                                        23,210
                 MID MARKET ERP SOFTWARE
     1,300,000   Witness Systems (b)(c)                               22,698
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     3,000,000   Lawson Software (b)                                  20,610
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     6,000,000   Actuate (b)(c)                                       15,300
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
     5,000,000   Indus International (b)(c)                           10,695
       600,000   Indus International (b)(c)                            1,283
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
     1,575,000   Radiant Systems (b)(c)                               10,253
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
       300,000   Maximus (b)                                           9,336
                 OUTSOURCER FOR GOVERNMENT
     1,250,000   ClickSoftware Technologies (b)                        3,588
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
       222,000   SPSS (b)                                              3,472
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
----------------------------------------------------------------------------
                                                                     640,674
                 >BUSINESS INFORMATION/BUSINESS SERVICES/
                 PUBLISHING: 1.7%
     1,200,000   Getty Images (b)                                     82,620
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
       990,000   Fair Isaac                                           36,313
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
     1,336,000   Navigant Consulting (b)                              35,538
                 FINANCIAL CONSULTING FIRM
     2,685,000   InfoUSA (b)(c)                                       30,045
                 BUSINESS DATA FOR SALES LEADS
     1,395,000   Ceridian (b)                                         25,501
                 HR SERVICES & PAYMENT PROCESSING

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       350,000   Dex Media                                      $      8,736
                 YELLOW PAGES PUBLISHER
     1,700,000   PRIMEDIA (b)                                          6,460
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
       302,000   FTI Consulting (b)                                    6,363
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                     231,576
                 >TRANSACTION PROCESSORS: 1.0%
     1,457,000   Global Payments                                      85,293
                 CREDIT CARD PROCESSOR
     9,000,000   Hong Kong Exchanges & Clearing
                 (Hong Kong)                                          24,141
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     1,250,000   Pegasus Systems (b)(c)                               15,750
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
       600,000   Cubic                                                15,102
                 REVENUE COLLECTION & DEFENSE SYSTEMS
----------------------------------------------------------------------------
                                                                     140,286
                 >INTERNET: 1.0%
     9,500,000   Skillsoft Publishing (b)(c)                          53,675
                 PROVIDER OF WEB-BASED LEARNING
                   SOLUTIONS (E-LEARNING)
     2,000,000   RSA Security (b)                                     40,120
                 ENTERPRISE SECURITY SOFTWARE
     2,000,000   ValueClick (b)                                       26,660
                 INTERNET ADVERTISING
     1,400,000   DoubleClick (b)                                      10,892
                 INTERNET ADVERTISING & DIRECT MARKETING
                   STATISTICAL DATA
     1,879,808   Vital Stream, Cl. C (b)                               1,560
                 STREAMING SERVICES FOR THE INTERNET
----------------------------------------------------------------------------
                                                                     132,907
                 >COMPUTER SERVICES: 0.8%
     4,000,000   Bearing Point (b)                                    32,120
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     4,600,000   AnswerThink (b)(c)                                   21,436
                 IT INTEGRATOR FOR FORTUNE 2000
     2,000,000   Ciber (b)                                            19,280
                 SOFTWARE SERVICES & STAFFING
     4,656,000   Igate Capital (b)(c)                                 18,857
                 TECHNOLOGY STAFFING SERVICES
     2,300,000   Analysts International (b)(c)                         9,200
                 TECHNOLOGY STAFFING SERVICES
     1,025,000   New Horizons Worldwide (b)(c)                         5,750
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                     106,643
                 >ELECTRONICS DISTRIBUTION: 0.7%
     2,075,000   Avnet (b)                                            37,848
                 ELECTRONIC COMPONENTS DISTRIBUTION
       680,000   Tech Data (b)                                        30,872
                 I/T DISTRIBUTOR
       230,000   CDW                                                  15,260
                 TECH RETAILER
       710,000   Agilysys                                             12,169
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                      96,149

1-800-922-6769
                                       26

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
                 >CONSUMER SOFTWARE: 0.4%
     1,000,000   Activision (b)                                 $     20,180
                 ENTERTAINMENT SOFTWARE
       800,000   THQ (b)                                              18,352
                 ENTERTAINMENT SOFTWARE
     2,500,000   Pinnacle Systems (b)                                 15,250
                 VIDEO EDITING SOFTWARE & HARDWARE
----------------------------------------------------------------------------
                                                                      53,782
                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.6%
     2,500,000   Seachange International (b)(c)                       43,600
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
     1,070,000   Avocent (b)                                          43,356
                 COMPUTER CONTROL SWITCHES
     1,525,000   Unova (b)                                            38,567
                 BARCODE & WIRELESS LAN SYSTEMS
     1,810,000   Symbol Technologies                                  31,313
                 MOBILE COMPUTERS & BARCODE SCANNERS
       371,900   Neopost (France)                                     28,814
                 POSTAGE METER MACHINES
       660,000   Rogers (b)                                           28,446
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
       535,000   II VI (b)                                            22,732
                 LASER COMPONENTS
       400,000   Zebra Technologies (b)                               22,512
                 BAR CODE PRINTERS
     1,500,000   CTS                                                  19,935
                 ELECTRONIC COMPONENTS, SENSORS & EMS
       788,000   Belden CDT                                           18,282
                 SPECIALTY CABLE
       625,000   Excel Technologies (b)(c)                            16,250
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
     5,000,000   Concurrent Computer (b)(c)                           14,300
                 VIDEO ON DEMAND SYSTEMS & SERVICES
     2,900,000   3Com (b)                                             12,093
                 NETWORKING EQUIPMENT
       130,000   Wincor Nixdorf (Germany) (b)(f)                      10,432
                 RETAIL POS SYSTEMS & ATM MACHINES
     6,800,000   Phoenixtec Power (Taiwan)                             8,193
                 UNINTERRUPTABLE POWER SUPPLIES
       230,000   Applied Films (b)                                     4,959
                 THIN-FILM GLASS COATING EQUIPMENT
       986,000   Advantech (Tawain)                                    2,388
                 EMBEDED COMPUTERS
----------------------------------------------------------------------------
                                                                     366,172
                 >GAMING EQUIPMENT: 1.9%
     6,700,000   International Game Technology                       230,346
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
       700,000   Shuffle Master (b)                                   32,970
                 CARD SHUFFLERS, CASINO GAMES & SLOT MACHINES
----------------------------------------------------------------------------
                                                                     263,316
                 >INSTRUMENTATION: 1.0%
     1,200,000   Trimble Navigation (b)                               39,648
                 GPS-BASED INSTRUMENTS
       600,000   Mettler Toledo (b)                                   30,786
                 LABORATORY EQUIPMENT

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       536,000   Dionex (b)                                     $     30,375
                 ION & LIQUID CHROMATOGRAPHY
       428,000   Varian (b)                                           17,552
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                            16,839
                 ELECTRONIC INSTRUMENTATION & CONTROLS
----------------------------------------------------------------------------
                                                                     135,200
                 >SEMICONDUCTORS/RELATED EQUIPMENT: 0.9%
     1,425,000   Semtech (b)                                          31,165
                 ANALOG SEMICONDUCTORS
     1,315,000   Integrated Circuit Systems (b)                       27,510
                 SILICON TIMING DEVICES
       685,000   Littelfuse (b)                                       23,400
                 LITTLE FUSES
     1,250,000   IXYS (b)                                             12,900
                 POWER SEMICONDUCTORS
       565,000   Supertex (b)                                         12,261
                 MIXED-SIGNAL SEMICONDUCTORS
     1,380,000   Ase Test (Taiwan) (b)                                 9,329
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
       361,000   Actel (b)                                             6,332
                 FIELD PROGRAMMABLE GATE ARRAYS
       604,000   Pericom Semiconductor (b)                             5,696
                 SEMICONDUCTORS: INTERFACE INTEGRATED CIRCUITS
----------------------------------------------------------------------------
                                                                     128,593
                 >CONTRACT MANUFACTURING: 0.4%
     1,500,000   Jabil Circuit (b)                                    38,370
                 ELECTRONIC MANUFACTURING SERVICES
     1,600,000   Plexus (b)                                           20,816
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                      59,186
                 TELECOMMUNICATIONS
                 >MOBILE COMMUNICATIONS: 1.8%
     3,000,000   Western Wireless (b)                                 87,900
                 RURAL CELLULAR PHONE SERVICES
     4,000,000   Crown Castle International (b)                       66,560
                 COMMUNICATION TOWERS
     2,750,000   American Tower (b)                                   50,600
                 COMMUNICATION TOWERS IN USA & MEXICO
       520,000   Telephone & Data Systems                             40,014
                 CELLULAR & TELEPHONE SERVICES
----------------------------------------------------------------------------
                                                                     245,074
                 >TELECOMMUNICATIONS EQUIPMENT: 1.1%
     8,700,000   Tellabs (b)                                          74,733
                 TELECOMMUNICATIONS EQUIPMENT
       830,000   Plantronics                                          34,420
                 COMMUNICATION HEADSETS
     2,000,000   Andrew (b)                                           27,260
                 WIRELESS INFRASTRUCTURE EQUIPMENT
     1,510,000   Symmetricom (b)                                      14,662
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                     151,075
                 >TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS: 0.3%
       800,000   Commonwealth Telephone (b)                           39,728
                 RURAL PHONE FRANCHISES & CLEC

Columbia Acorn Fund
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

MEDIA
                 >TELEVISION PROGRAMMING/CATV: 1.1%
     1,000,000   Liberty Media International (b)                $     46,230
                 CATV HOLDING COMPANY
     3,000,000   UnitedGlobalCom (b)                                  28,980
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
     2,605,000   Liberty Media                                        28,603
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     2,700,000   Insight Communications (b)                           25,029
                 CATV FRANCHISES IN MIDWEST
     1,100,000   Corus Entertainment (Canada)                         22,914
                 TELEVISION PROGRAMMING & RADIO STATIONS
     1,250,000   Mediacom Communications (b)                           7,813
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------
                                                                     159,569
                 >TV/SATELLITE BROADCASTING: 0.7%
     2,907,000   SES Global (Luxembourg)                              37,800
                 SATELLITE BROADCASTING SERVICES
     1,452,000   Gray Television                                      22,506
                 MID MARKET AFFILIATED TV STATIONS
       450,000   Alliance Atlantis Communication
                 (Canada) (b)                                         12,265
                 CATV CHANNELS, TV/MOVIE PRODUCTION/DISTRIBUTION
     1,200,000   Entravision Communications (b)                       10,020
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       270,000   Metropole TV (France)                                 7,643
                 TELEVISION BROADCASTER
       200,000   Young Broadcasting (b)                                2,112
                 TELEVISION STATIONS
----------------------------------------------------------------------------
                                                                      92,346
                 >RADIO BROADCASTING: 0.6%
     1,291,000   Salem Communications (b)                             32,210
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
     1,200,000   Cumulus Media, Cl. A (b)                             18,096
                 RADIO STATIONS IN SMALL CITIES
       992,000   Saga Communications (b)                              16,715
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
     1,200,000   Spanish Broadcasting (b)                             12,672
                 SPANISH LANGUAGE RADIO STATIONS
----------------------------------------------------------------------------
                                                                      79,693
                                                                ------------
INFORMATION: TOTAL                                                 3,121,969
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 20.7%
                 SERVICES
                 >RETAIL: 6.0%
     2,495,000   Chico's FAS (b)                                     113,597
                 WOMEN'S SPECIALTY RETAIL
     3,200,000   Michaels Stores                                      95,904
                 CRAFT & HOBBY SPECIALTY RETAILER
     3,743,000   Christopher & Banks (c)                              69,058
                 WOMEN'S APPAREL RETAILER
     2,265,000   Aeropostale (b)                                      66,659
                 MALL BASED TEEN RETAILER
     1,245,000   Abercrombie & Fitch                                  58,453
                 TEEN APPAREL RETAILER

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

     1,245,000   Petco Animal Supplies (b)                      $     49,153
                 PET SUPPLIES & SERVICES
     1,400,000   Williams Sonoma (b)                                  49,056
                 HOME GOODS & FURNISHING RETAILER
       826,000   Urban Outfitters (b)                                 36,674
                 ECLECTIC HOME & APPAREL RETAILER
     1,400,000   Sports Authority (b)(c)                              36,050
                 SPORTING GOODS STORES
     1,300,000   Borders Group                                        33,020
                 BOOKSTORES
     1,072,000   Zale (b)                                             32,021
                 SPECIALTY RETAILER OF JEWELRY
       955,000   West Marine (b)                                      23,636
                 LARGEST RETAILER OF BOATING SUPPLIES
     1,370,000   Hot Topic (b)                                        23,550
                 MUSIC INSPIRED RETAILER OF APPAREL,
                   ACCESSORIES & GIFTS
     1,093,000   Ann Taylor (b)                                       23,532
                 WOMEN'S APPAREL RETAILER
       300,000   Fast Retailing (Japan) (f)                           22,755
                 APPAREL RETAILER
       230,000   Whole Foods Market                                   21,931
                 NATURAL FOOD SUPERMARKETS
       700,000   Genesco (b)                                          21,798
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       350,000   Edgars Consolidated Stores
                 (South Africa)                                       18,740
                 LEADING RETAIL CONGLOMERATE
       819,000   Brookstone (b)                                       16,011
                 SPECIALTY CONSUMER PRODUCT RETAILER
     2,250,000   Esprit Holdings (Hong Kong)                          13,605
                 GLOBAL APPAREL BRAND MANAGER
     1,062,000   Gaiam (b)(c)                                          6,531
                 HEALTHY LIVING CATALOG & E-COMMERCE
$        6,000   Gadzooks 5% Convertible 10/07/08 (e)(g)                 600
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     832,334
                 >CONSUMER SERVICES: 1.6%
     2,250,000   ITT Educational Services (b)                        106,988
                 POSTSECONDARY DEGREE PROGRAMS
     1,290,000   Coinstar (b)(c)                                      34,611
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       775,000   Weight Watchers (b)                                  31,829
                 WEIGHT LOSS PROGRAMS
     1,514,000   Central Parking                                      22,937
                 OWNER, OPERATOR & MANAGER OF PARKING
                   LOTS & GARAGES
       700,000   Park 24 (Japan) (f)                                  12,518
                 PARKING LOT OPERATOR
     1,850,000   Princeton Review (b)(c)                              11,378
                 COLLEGE PREPARATION COURSES
     2,350,000   Bally Total Fitness (b)(c)                            9,964
                 NATIONAL CHAIN OF FITNESS CENTERS
----------------------------------------------------------------------------
                                                                     230,225
                 >CASINOS: 1.3%
       890,000   Station Casinos                                      48,665
                 CASINOS & RIVERBOATS
       875,000   Argosy Gaming (b)                                    40,862
                 REGIONAL RIVERBOAT CASINOS

1-800-922-6769
                                       28

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CASINOS--CONTINUED
     1,925,000   Pinnacle Entertainment (b)                     $     38,077
                 REGIONAL RIVERBOAT CASINOS
     2,750,000   Alliance Gaming (b)(c)                               37,977
                 DIVERSIFIED GAMING COMPANY
     4,130,000   Sky City Entertainment (New Zealand)                 15,959
                 CASINO/ENTERTAINMENT COMPLEX
       226,000   Lakes Entertainment (b)                               3,682
                 NATIVE AMERICAN CASINO DEVELOPMENT
----------------------------------------------------------------------------
                                                                     185,222
                 >TRAVEL: 1.0%
     2,314,500   Intrawest (Canada)                                   53,130
                 OWNER/OPERATOR OF SKI RESORTS
     3,380,000   LaQuinta (b)                                         30,724
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
     1,115,000   Vail Resorts (b)                                     24,998
                 OWNER/OPERATOR OF SKI RESORTS
       880,000   Jurys Doyle Hotel (Ireland)                          14,685
                 OWNER/OPERATOR OF MID-PRICED HOTELS
     1,045,000   Navigant International (b)(c)                        12,718
                 CORPORATE TRAVEL AGENCY
----------------------------------------------------------------------------
                                                                     136,255
                 >ENTERTAINMENT/LEISURE PRODUCTS: 0.9%
       905,000   International Speedway Motors                        47,784
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       845,000   RC2 (b)                                              27,547
                 COLLECTIBLES & TOYS
     1,110,000   Amer Group (Finland) (f)                             19,327
                 BRANDED SPORTING GOODS
       363,000   Speedway Motorsports                                 14,222
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       345,000   Intralot (Greece)                                     8,421
                 LOTTERY & GAMING SYSTEMS & SERVICES
       500,000   Callaway Golf                                         6,750
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                     124,051
                 >RESTAURANTS: 0.7%
     2,000,000   AFC Enterprises (b)(c)                               47,300
                 POPEYES CHICKEN
     1,447,000   Autogrill (Italy) (b)(f)                             24,078
                 TOLLWAY RESTAURANTS
       364,000   Cheesecake Factory (b)                               11,819
                 CASUAL DINING RESTAURANTS
       388,000   Kappa Create (Japan) (f)                             11,584
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                      94,781
                 >CRUISE LINES: 0.2%
       400,000   Carnival                                             23,052
                 LARGEST CRUISE LINE
----------------------------------------------------------------------------

                 GOODS
                 >FURNITURE/TEXTILES: 2.3%
     2,200,000   HNI                                                  94,710
                 OFFICE FURNITURE & FIREPLACES
       740,000   Mohawk Industries (b)                                67,525
                 CARPET & FLOORING

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,900,000   Herman Miller                                  $     52,497
                 OFFICE FURNITURE
       844,000   American Woodmark (c)                                36,866
                 KITCHEN CABINET MANUFACTURER
     2,130,000   Nobia (Sweden) (f)                                   35,171
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       550,000   Masonite International (Canada) (b)                  18,918
                 DOOR MANUFACTURER
       650,000   Knoll (b)                                            11,375
                 OFFICE FURNITURE
----------------------------------------------------------------------------
                                                                     317,062
                 >APPAREL: 2.2%
     2,990,000   Coach (b)                                           168,636
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
       836,000   Oxford Industries                                    34,527
                 BRANDED & PRIVATE LABEL APPAREL
     3,000,000   Billabong International (Australia)                  26,843
                 SURFWEAR APPAREL MANUFACTURER
       400,000   Columbia Sportswear (b)                              23,844
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
       469,000   Carter's (b)                                         15,941
                 CHILDREN'S BRANDED APPAREL
       728,000   Steven Madden (b)(c)                                 13,730
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
     5,000,000   Pacific Brands (Australia)                           12,464
                 AUSTRALIAN BRANDED APPAREL
     1,000,000   Wacoal (Japan) (f)                                   12,015
                 WOMEN'S SPECIALTY APPAREL
----------------------------------------------------------------------------
                                                                     308,000
                 >LEISURE VEHICLES: 1.3%
     1,745,000   Harley-Davidson                                     106,009
                 MOTORCYCLES & RELATED MERCHANDISE
       550,000   Polaris Industries                                   37,411
                 MANUFACTURER OF LEISURE VEHICLES & RELATED PRODUCTS
     1,495,000   Monaco Coach (c)                                     30,752
                 RECREATIONAL VEHICLES
     2,850,000   Ducati Motor (Italy) (b)(f)                           3,394
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     177,566
                 >DURABLE GOODS: 1.1%
     1,316,000   Helen of Troy (b)                                    44,231
                 HAIRDRYERS & CURLING IRONS
       465,000   Hyundai Mobis (South Korea) (b)(f)                   29,344
                 AUTO PARTS
       478,000   Hunter Douglas (Netherlands)                         25,412
                 WINDOW SHADES & VENETIAN BLINDS
    10,000,000   Techtronic Industries (Hong Kong)                    21,871
                 MANUFACTURER OF POWER TOOLS & MOTORIZED APPLIANCES
       610,000   Shimano (Japan) (f)                                  17,383
                 BICYCLE COMPONENTS & FISHING TACKLE
       133,000   Funai Electric (Japan) (f)                           16,499
                 CONSUMER ELECTRONICS
----------------------------------------------------------------------------
                                                                     154,740

Columbia Acorn Fund
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >NONDURABLES: 1.1%
       895,000   Scotts Company (b)                             $     65,800
                 CONSUMER LAWN & GARDEN PRODUCTS
     1,989,000   SCP Pool                                             63,449
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES
       630,000   Natura Cosmeticos (Brazil)                           18,383
                 DIRECT RETAILER OF COSMETICS
----------------------------------------------------------------------------
                                                                     147,632
                 >FOOD & BEVERAGES: 1.0%
     1,600,000   Kerry (Ireland)                                      38,251
                 FOOD INGREDIENTS
       725,000   Orkla (Norway) (f)                                   23,699
                 FOOD & DIVERSIFIED CONSUMER GOODS
       850,000   NBTY (b)                                             20,409
                 VITAMINS & SUPPLEMENTS
    30,000,000   Global Bio-Chem Technology
                 Group (China)                                        19,876
     1,841,250   Global Bio-Chem Technology
                 Group Warrants (China) (b)                               88
                 CHINESE REFINER OF CORN-BASED COMMODITIES
     2,500,000   Lion Nathan (Australia)                              16,801
                 BEER BREWER/DISTRIBUTOR
       180,000   Davide Campari (Italy) (f)                           11,578
                 SPIRITS & WINE
----------------------------------------------------------------------------
                                                                     130,702
                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                     2,861,622
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 14.6%
                 >LOGISTICS: 2.3%
     2,750,000   Expeditors International
                 of Washington                                       153,670
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        61,218
                 INTERNATIONAL FREIGHT FORWARDER
     1,000,000   Forward Air (b)                                      44,700
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
     2,600,000   Exel (United Kingdom)                                36,028
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
       424,000   Hub Group (b)                                        22,141
                 TRUCK & RAIL FREIGHT FORWARDER
----------------------------------------------------------------------------
                                                                     317,757
                 >INDUSTRIAL GOODS: 1.9%
     1,600,000   Clarcor (c)                                          87,632
                 MOBILE & INDUSTRIAL FILTERS
     2,000,000   Donaldson                                            65,160
                 INDUSTRIAL AIR FILTRATION
       700,000   Genlyte Group (b)(c)                                 59,976
                 COMMERCIAL LIGHTING FIXTURES
       804,000   Mine Safety Appliances                               40,763
                 SAFETY EQUIPMENT
       100,000   Bacou Dalloz (France)                                 7,992
                 SAFETY EQUIPMENT
     2,500,000   Electric City (b)(c)                                  3,075
                 ELECTRICITY CONSERVATION DEVICES
----------------------------------------------------------------------------
                                                                     264,598

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >MACHINERY: 1.8%
     1,050,000   Esco Technologies (b)(c)                       $     80,483
                 AUTOMATIC ELECTRIC METER READERS
     2,250,000   Ametek                                               80,258
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
       840,000   Pentair                                              36,590
                 PUMPS, WATER TREATMENT & TOOLS
       785,000   Gardner Denver (b)                                   28,488
                 AIR COMPRESSORS, BLOWERS & PUMPS
       500,000   Cobham (United Kingdom)                              11,854
                 AEROSPACE COMPONENTS
       106,000   Oshkosh Truck                                         7,248
                 SPECIALTY TRUCK MANUFACTURER
       150,000   Tennant                                               5,948
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     250,869
                 >INDUSTRIAL DISTRIBUTION: 1.7%
     2,276,000   Watsco (c)                                           80,161
                 HVAC DISTRIBUTION
     3,800,000   Grafton Group (Ireland) (b)                          41,177
                 BUILDERS, WHOLESALERS & DIY RETAILING
     1,200,000   Hughes Supply                                        38,820
                 INDUSTRIAL DISTRIBUTION
     1,375,000   Airgas                                               36,451
                 INDUSTRIAL GAS DISTRIBUTOR
       900,000   Nuco2 (b)(c)                                         19,971
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
       600,000   Aviall (b)                                           13,782
                 AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     230,362
                 >SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 1.5%
     2,947,000   Spartech (c)                                         79,834
                 PLASTICS DISTRIBUTION & COMPOUNDING
        42,500   Geberit International (Switzerland) (f)              30,991
                 PLUMBING SUPPLIES
       450,000   Novozymes (Denmark) (f)                              22,773
                 INDUSTRIAL ENZYMES
     1,000,000   Schulman                                             21,410
                 PLASTICS DISTRIBUTION & COMPOUNDING
        35,000   Sika (Switzerland) (f)                               20,910
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                   APPLICATION
       200,000   Imerys (France)                                      16,728
                 INDUSTRIAL MINERALS PRODUCER
        20,000   Givaudan (Switzerland) (f)                           13,150
                 INDUSTRIAL FRAGRANCES & FLAVORS
        93,000   Carbone Lorraine (France) (b)                         4,913
                 ADVANCED INDUSTRIAL MATERIALS
       337,000   National Patent Development (b)                         775
                 PLASTIC SHIELDS FOR RECREATIONAL USE
----------------------------------------------------------------------------
                                                                     211,484
                 >CONSTRUCTION: 1.2%
       738,000   Florida Rock Industries                              43,933
                 CONCRETE & AGGREGATES
     1,134,000   Simpson                                              39,577
                 WALL JOINT MAKER

1-800-922-6769
                                       30

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSTRUCTION--CONTINUED
       787,500   Wienerberger (Austria) (f)                     $     37,531
                 BRICKS & CLAY ROOFING TILES
       380,000   Daito Trust Construction (Japan) (f)                 18,032
                 APARTMENT BUILDER
       490,000   Dominion Homes (b)(c)                                12,359
                 OHIO/KENTUCKY HOME BUILDER
       218,000   M/I Homes                                            12,014
                 OHIO HOME BUILDER
     3,000,000   Consorcio (Mexico) (b)                                9,016
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                     172,462
                 >WATER: 1.1%
       856,000   Cuno (b)                                             50,846
                 FILTRATION & FLUIDS CLARIFICATION
     3,000,000   Tetra Tech (b)(c)                                    50,220
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
     1,080,000   Pall                                                 31,266
                 FILTRATION & FLUIDS CLARIFICATION
       554,000   Watts Water Technologies                             17,861
                 WATER, VALVES, REGULATORS & FILTRATION
----------------------------------------------------------------------------
                                                                     150,193
                 >STEEL: 1.0%
     2,850,000   Gibraltar Steel (c)                                  67,317
                 STEEL PROCESSING
       600,000   Tenaris (Argentina)                                  29,340
                 STEEL PIPE FOR OIL WELLS & PIPELINES
       158,000   Vallourec (France)                                   23,541
                 SEAMLESS TUBES
     1,050,000   Worthington Industries                               20,559
                 STEEL PROCESSING
----------------------------------------------------------------------------
                                                                     140,757
                 >OUTSOURCING SERVICES & TRAINING: 0.8%
     1,800,000   Labor Ready (b)                                      30,456
                 TEMPORARY MANUAL LABOR
       635,000   Bilfinger Berger (Germany) (f)                       26,019
                 CONSTRUCTION & RELATED SERVICES
       447,000   Meitec (Japan) (f)                                   16,627
                 STAFFING COMPANY SPECIALIZING IN RD ENGINEERS
       640,000   United Services Group (Netherlands)                  14,910
                 TEMPORARY STAFFING SERVICES
     1,548,000   Quanta Services (b)                                  12,384
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
       950,000   Administaff (b)                                      11,979
                 PROFESSIONAL EMPLOYER ORGANIZATION
       600,000   GP Strategies (b)                                     4,470
                 TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                     116,845
                 >OTHER INDUSTRIAL SERVICES: 0.7%
       825,000   Mobile Mini (b)(c)                                   27,258
                 LEASES PORTABLE STORAGE UNITS
        60,000   Schindler (Switzerland) (f)                          23,699
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
     1,500,000   Clark (b)(c)                                         23,280
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       300,000   G&K Services                                   $     13,026
                 UNIFORM RENTAL
       185,000   Jaakko Poyry (Finland) (f)                            5,563
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
        46,000   Imtech (Netherlands)                                  1,617
                 TECHNICAL ENGINEERING
----------------------------------------------------------------------------
                                                                      94,443
                 >CONGLOMERATES: 0.4%
       740,000   Aalberts Industries (Netherlands)                    35,783
                 FLOW CONTROL & HEAT TREATMENT
         5,550   Pargesa (Switzerland) (f)                            19,450
                 INDUSTRIAL & MEDIA HOLDINGS
----------------------------------------------------------------------------
                                                                      55,233
                 >ELECTRICAL COMPONENTS: 0.2%
     1,125,000   Ushio (Japan) (f)                                    20,937
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------

                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   2,025,940
----------------------------------------------------------------------------
FINANCE: 13.2%
                 >BANKS: 5.6%
     3,502,000   TCF Financial                                       112,554
                 GREAT LAKES BANK
     2,712,000   Associated Banc-Corp                                 90,066
                 MIDWEST BANK
     3,300,000   Anglo Irish Bank (Ireland)                           80,010
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     1,638,000   BOK Financial (b)                                    79,869
                 OKLAHOMA BANK
     2,187,000   Glacier Bancorp (c)                                  74,445
                 MOUNTAIN STATES BANK
     1,830,000   Texas Regional Bancshares                            59,804
                 SOUTH TEXAS BANK
     1,320,000   West Coast Bancorp (c)                               33,541
                 PORTLAND SMALL BUSINESS LENDER
     1,850,000   Depfa Bank (Ireland) (f)                             30,941
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       195,000   Komercni Banka (Czech Republic) (f)                  28,372
                 LEADING CZECH UNIVERSAL BANK
     1,758,000   Republic                                             26,862
                 MICHIGAN BANK
       756,000   Chittenden                                           21,720
                 VERMONT & WESTERN MASSACHUSETTS BANK
     2,150,000   Den Norske Bank (Norway) (f)                         21,094
                 LARGEST NORWEGIAN BANK
       500,000   CityBank Lynnwood (c)                                18,075
                 SEATTLE REAL ESTATE LENDER
       370,000   Cullen Frost Bankers                                 17,982
                 SAN ANTONIO BANK
       479,000   Great Southern Bancorp                               16,765
                 MISSOURI REAL ESTATE LENDER
       400,000   CorpBanca (Chile) (b)                                11,500
                 CHILEAN LOCAL BANK
     1,000,000   Credito Emiliano (Italy) (f)                          9,899
                 ITALIAN REGIONAL BANK

Columbia Acorn Fund
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
       493,000   West Bancorporation                            $      8,682
                 DES MOINES SMALL BUSINESS BANK
       358,000   Cascade Financial                                     6,730
                 SEATTLE COMMUNITY BANK
        82,000   BankFirst                                             6,476
                 OKLAHOMA COMMUNITY BANK
       111,000   First Financial BankShares                            4,974
                 WEST TEXAS COMMUNITY BANK
       169,000   First Mutual Bancshares                               4,279
                 SEATTLE COMMUNITY BANK6
       170,000   Midwest Bank                                          3,718
                 CHICAGO BANK
       123,000   Sterling Bancorp                                      3,475
                 NEW YORK CITY SMALL BIZ BANK
        15,000   S Y Bancorp                                             362
                 LOUISVILLE BANK
----------------------------------------------------------------------------
                                                                     772,195
                 >INSURANCE: 2.5%
       826,000   Leucadia National                                    57,390
                 INSURANCE HOLDING COMPANY
       138,000   Markel (b)                                           50,232
                 SPECIALTY INSURANCE
       995,000   Protective Life                                      42,477
                 LIFE INSURANCE
       575,000   Philadelphia Consolidated
                 Holding (b)                                          38,031
                 SPECIALTY INSURANCE
     1,020,000   HCC Insurance Holdings                               33,782
                 SPECIALTY INSURANCE
       710,000   Selective Insurance Group                            31,410
                 COMMERCIAL & PERSONAL LINES INSURANCE
     1,174,000   Scottish Re Group                                    30,407
                 LIFE REINSURANCE
       570,000   RLI                                                  23,695
                 SPECIALTY INSURANCE
       210,000   StanCorp Financial                                   17,325
                 GROUP LIFE & DISABILITY INSURANCE
       340,000   Stewart Information Services                         14,161
                 TITLE COMPANY
       700,000   United National Group (b)                            13,034
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                     351,944
                 >SAVINGS & LOANS: 1.9%
     3,196,000   People's Bank of Bridgeport                         124,292
                 CONNECTICUT SAVINGS & LOAN
     1,178,000   Anchor Bancorp Wisconsin (c)                         34,339
                 WISCONSIN THRIFT
     1,700,000   Housing Development Finance (India)                  30,113
                 PREMIER MORTGAGE LENDER IN INDIA
     1,059,000   Washington Federal                                   28,106
                 MORTGAGE LENDER
       487,000   Downey Financial                                     27,759
                 CALIFORNIA HOME LENDER
       226,000   FirstFed Financial (b)                               11,723
                 SANTA MONICA SAVINGS & LOAN
       200,000   Bankinter (Spain) (f)                                10,615
                 MORTGAGE LENDER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------


       160,000   Provident Bancorp                              $      2,110
                 NEW YORK STATE THRIFT
----------------------------------------------------------------------------
                                                                     269,057
                 >FINANCE COMPANIES: 1.6%
     5,831,000   AmeriCredit (b)                                     142,568
                 AUTO LENDING
     1,820,000   World Acceptance (b)(c)                              50,068
                 PERSONAL LOANS
     1,000,000   Northgate (United Kingdom)                           16,368
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
       620,000   Intermediate Capital
                 (United Kingdom)                                     12,952
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
----------------------------------------------------------------------------
                                                                     221,956
                 >MONEY MANAGEMENT: 1.4%
     2,390,000   SEI Investments                                     100,213
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
     1,195,000   Eaton Vance                                          62,319
                 SPECIALTY MUTUAL FUNDS
       782,000   Nuveen Investments                                   30,866
                 SPECIALTY MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                     193,398
                 >BROKERAGE: 0.2%
     1,215,000   Investment Technology Group (b)                      24,300
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                                                                ------------
FINANCE: TOTAL                                                     1,832,850
----------------------------------------------------------------------------
ENERGY/MINERALS: 9.3%
                 >OIL/GAS PRODUCERS: 5.2%
     7,000,000   XTO Energy                                          247,660
                 NATURAL GAS PRODUCER
     3,000,000   Western Gas                                          87,750
                 OIL PRODUCER & COAL SEAM GAS PRODUCER
     1,700,000   Ultra Petroleum (b)                                  81,821
                 NATURAL GAS PRODUCER
     3,000,000   Talisman Energy (Canada)                             80,865
                 OIL & GAS PRODUCER
    15,400,000   Tullow Oil (United Kingdom)                          45,011
                 OIL & GAS PRODUCER
       930,000   Petrokazakhstan (Canada)                             34,503
        70,000   Petrokazakhstan (Canada)                              2,597
                 OIL PRODUCER & REFINER IN KAZAKHSTAN
       830,000   Quicksilver Resources (b)                            30,527
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       500,000   Southwestern Energy (b)                              25,345
                 NATURAL GAS PRODUCER
       814,000   Denbury Resources (b)                                22,344
                 OIL PRODUCER USING CO2 INJECTION
     1,100,000   McMoran Exploration (b)                              20,570
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
     1,000,000   Range Resources                                      20,460
                 OIL & GAS PRODUCER
     2,265,000   Tipperary (b)(c)                                     11,257
                 COAL SEAM GAS PRODUCER
     1,000,000   Fairbourne Energy (Canada) (b)                       10,040
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                     720,750

1-800-922-6769
                                       32

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >OIL SERVICES: 2.4%
     2,300,000   FMC Technologies (b)                           $     74,060
                 OIL & GAS WELL HEAD MANUFACTURER
       710,000   Carbo Ceramics                                       48,990
                 NATURAL GAS WELL STIMULANTS
       800,000   Chicago Bridge & Iron                                32,000
                 ENGINEERING & CONSTRUCTION FOR
                   PETROCHEMICALS & LNG
     1,500,000   Pride International (b)                              30,810
                 OFFSHORE DRILLING CONTRACTOR
     2,400,000   Key Energy Services (b)                              28,320
                 OIL & GAS WELL WORKOVER SERVICES
       333,000   Fugro (Netherlands)                                  27,694
                 SURVEY & GPS SERVICES
     1,250,000   Enerflex Systems (Canada) (c)                        24,539
                 NATURAL GAS COMPRESSOR
     4,750,000   Newpark Resources (b)(c)                             24,463
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     2,000,000   Saipem (Italy) (f)                                   23,963
                 OFFSHORE CONSTRUCTION & DRILLING
     1,200,000   Hanover Compressor (b)                               16,956
                 NATURAL GAS COMPRESSOR RENTAL
----------------------------------------------------------------------------
                                                                     331,795
                 >DISTRIBUTION/MARKETING/REFINING: 1.3%
     1,600,000   Equitable Resources                                  97,056
                 NATURAL GAS UTILITY & PRODUCER
     1,900,000   Oneok                                                53,998
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
     1,206,000   Atmos Energy                                         32,984
                 NATURAL GAS UTILITY
----------------------------------------------------------------------------
                                                                     184,038
                 >MINING: 0.4%
     1,800,000   Xstrata (United Kingdom)                             32,153
                 DIVERSIFIED MINING HOLDING COMPANY
       900,000   Noranda (Canada)                                     15,793
                 DIVERSIFIED MINING HOLDING COMPANY
     1,000,000   Ivanhoe Mines (Canada) (b)                            7,207
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                      55,153
                                                                ------------
ENERGY/MINERALS: TOTAL                                             1,291,736
----------------------------------------------------------------------------
HEALTH CARE: 8.6%
                 >SERVICES: 3.2%
     2,491,000   Lincare Holdings (b)                                106,241
                 HOME HEALTH CARE SERVICES
     4,586,000   First Health Group (b)                               85,805
                 PPO NETWORK
     3,470,000   Gambro (Sweden) (f)                                  49,451
                 PRODUCTS/SERVICES FOR RENAL CARE
     2,592,000   NDCHealth Group (c)                                  48,185
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
       840,000   Charles River Laboratories (b)                       38,648
                 PHARMACEUTICAL RESEARCH
       510,000   OPG Groep (Netherlands)                              29,704
                 HEALTCARE SUPPLIES & PHARMACIES
     1,333,000   Dendrite International (b)                           25,860
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
       700,000   Accredo Health (b)                                   19,404
                 SPECIALTY PHARMACY

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       550,000   Serologicals (b)                               $     12,166
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       236,000   Omega Pharma (Belgium)                               11,268
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       440,000   Medquist (b)                                          6,512
                 MEDICAL TRANSCRIPTION SERVICES
----------------------------------------------------------------------------
                                                                     433,244
                 >MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.7%
     1,629,000   Edwards Lifesciences (b)                             67,213
                 HEART VALVES
     1,240,000   Diagnostic Products (b)                              68,262
                 IMMUNODIAGNOSTIC KITS
       365,000   Essilor International (France)                       28,502
                 EYEGLASS LENSES
     1,000,000   Sola International (b)                               27,540
                 SPECIALTY EYEGLASS LENSES
     1,900,000   CTI Molecular Imaging (b)                            26,961
                 MEDICAL DIAGNOSTIC DEVICES
     1,000,000   VISX (b)                                             25,870
                 LASER EYE SURGERY EQUIPMENT
       583,000   Orthofix International (b)                           23,016
                 BONE FIXATION & STIMULATION DEVICES
       200,000   Synthes-Stratec (Switzerland) (b)(f)                 22,326
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       714,000   ICU Medical (b)(c)                                   19,521
                 INTRAVENOUS THERAPY PRODUCTS
       750,000   Intermagnetics General (b)                           19,058
                 MRI EQUIPMENT
       390,000   Hogy Medical (Japan) (f)                             18,325
                 DISPOSABLE SURGICAL PRODUCTS
       875,000   Viasys Healthcare (b)                                16,625
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       350,000   Haemonetics (b)                                      12,674
                 BLOOD & PLASMA COLLECTION EQUIPMENT
        48,000   Diagnosticos (Brazil)                                   432
                 LARGEST PRIVATE DIAGNOSTIC SERVICES COMPANY IN BRAZIL
----------------------------------------------------------------------------
                                                                     376,325
                 >BIOTECHNOLOGY/DRUG DELIVERY: 1.9%
     1,179,000   AtheroGenics (b)                                     27,777
                 DRUGS FOR ATHEROSCLEROSIS
       519,000   Martek Biosciences (b)                               26,573
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
       500,000   Neurocrine Biosciences (b)                           24,650
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
     1,350,000   DOV Pharmaceutical (b)(c)                            24,368
                 DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
     2,000,000   Medarex (b)                                          21,560
                 HUMANIZED ANTIBODIES
     1,055,000   Nektar Therapeutics (b)                              21,353
                 DRUG DELIVERY TECHNOLOGIES
     1,600,000   Ligand Pharmaceuticals (b)                           18,624
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
     2,400,000   Pozen (b)(c)                                         17,448
                 DRUGS FOR MIGRAINES
     2,000,000   Lexicon Genetics (b)                                 15,510
                 DRUG DISCOVERY
       776,000   NPS Pharmaceuticals (b)                              14,185
                 DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM

Columbia Acorn Fund
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       460,000   Myriad Genetics (b)                            $     10,355
                 GENE DISCOVERY & DIAGNOSTIC PRODUCTS
       635,000   Maxygen (b)                                           8,122
                 MOLECULAR BREEDING
     1,708,000   Ciphergen Biosystems (b)(c)                           7,344
                 PROTEIN CHIPS USED FOR DRUG TARGET DISCOVERY
     3,500,000   La Jolla Pharmaceutical (b)(c)                        5,845
                 LUPUS TREATMENT
       865,000   Arena Pharmaceuticals (b)                             5,787
                 NOVEL DRUG TARGETING TECHNOLOGY
       638,000   Diversa (b)                                           5,576
                 MOLECULAR BREEDING
     1,875,000   Locus Discovery, Series D, Pfd. (b)(e)(g)             3,750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       461,000   SYRRX, Series C (b)(e)(g)                             2,305
                 X-RAY CRYSTALLOGRAPHY
     1,249,999   Perlegen Sciences (b)(e)(g)                           2,237
                 LARGE SCALE GENE SEQUENCING
       359,944   Microdose (b)(e)(g)                                     270
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     263,639
                 >MEDICAL SUPPLIES: 0.3%
       686,000   Techne (b)                                           26,685
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                   LIFE SCIENCES
       650,000   Owens & Minor                                        18,310
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      44,995
                 >PHARMACEUTICALS: 0.3%
       775,000   Par Pharmaceuticals (b)                              32,070
                 GENERICS
     2,106,000   United Drug (Ireland)                                 9,927
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
        10,992   Yuhan (South Korea) (b)(f)                              924
                 OTC & PRESCRIPTION DRUG MANUFACTURER
----------------------------------------------------------------------------
                                                                      42,921
                 >HOSPITAL MANAGEMENT: 0.2%
       500,000   Rhoen-Klinikum (Germany) (f)                         30,537
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------

                                                                ------------
HEALTH CARE: TOTAL                                                 1,191,661
----------------------------------------------------------------------------
OTHER INDUSTRIES: 3.5%
                 >REAL ESTATE: 2.2%
     1,320,000   General Growth Properties                            47,731
                 REGIONAL SHOPPING MALLS
       699,000   Forest City Enterprises, Cl. B                       40,402
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       635,000   Macerich Company                                     39,878
                 REGIONAL SHOPPING MALLS
       620,000   Mills                                                39,531
                 REGIONAL SHOPPING MALLS
       650,000   SL Green Realty                                      39,358
                 MANHATTAN OFFICE BUILDINGS
       575,000   Federal Realty Investment Trust                      29,699
                 SHOPPING CENTERS

NUMBER OF SHARES
OR PRINCIPAL AMOUNT                                              VALUE (000)
----------------------------------------------------------------------------

     1,375,000   Crescent Real Estate Equities                  $     25,108
                 CLASS A OFFICE BUILDINGS
     1,552,000   Highland Hospitality                                 17,444
                 HOTEL REAL ESTATE INVESTMENT TRUST
     1,355,000   Sponda (Finland) (f)                                 13,175
                 OFFICE & WAREHOUSE PROPERTY COMPANY
     1,000,000   Diamondrock Hospitality (b)(e)                       10,200
                 HOTEL REAL ESTATE INVESTMENT TRUST
       157,420   Security Capital European
                 Realty (Luxembourg) (b)(e)(g)                         2,692
        37,407   Security Capital European
                 Realty (Luxembourg) (b)(e)(g)                           613
                 SELF STORAGE PROPERTIES
       106,000   Am NV (Netherlands)                                   1,025
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     306,856
                 >WASTE MANAGEMENT: 0.5%
     1,275,000   Waste Connections (b)                                43,669
                 SOLID WASTE MANAGEMENT
     2,500,000   Allied Waste Industries (b)                          23,200
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------
                                                                      66,869
                 >TRANSPORTATION: 0.4%
       620,000   Grupo Aeroportaurio
                 Del Sureste (Mexico)                                 16,957
                 CANCUN & COZUMEL AIRPORT OPERATOR
        70,000   Kobenhavns Lufthavne (Denmark) (f)                   14,824
                 COPENHAGEN AIRPORT AUTHORITY
    15,000,000   ComfortDelGro (Singapore)                            14,239
                 TAXI & MASS TRANSIT SERVICE
       371,000   Heartland Express                                     8,336
                 TOP PERFORMING TRUCKER
----------------------------------------------------------------------------
                                                                      54,356
                 >REGULATED UTILITIES: 0.4%
     1,650,000   Northeast Utilities                                  31,103
                 REGULATED ELECTRIC UTILITY
       799,800   Red Electrica (Spain) (f)                            17,901
                 SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      49,004
                                                                ------------
OTHER INDUSTRIES TOTAL                                               477,085

TOTAL COMMON STOCKS AND OTHER
                                                                ------------
   EQUITY-LIKE SECURITIES: 92.5%                                  12,802,863
   (COST: $7,276,617)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 7.5%
$      100,000   Bayer (h)
                 2.25% - 2.378% 1/20/05 - 2/14/05                     99,774
        82,000   Pfizer (h)
                 2.20% - 2.28% 1/27/05 - 2/09/05                      81,840
        81,000   Campbell Soup
                 2.07% - 2.10% 1/03/05 - 1/07/05                      80,983
        80,000   Toyota Credit
                 2.30% -2.306% 2/10/05 -2/11/05                       79,793
        75,000   Prudential Funding
                 2.12% - 2.23% 1/19/05 - 2/17/05                      74,846

1-800-922-6769
                                       34

PRINCIPAL AMOUNT                                                 VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--CONTINUED
$       70,000   Household Finance                              $     69,904
                 2.12% - 2.26% 1/11/05 - 2/01/05
        66,000   General Electric Capital
                 2.21% - 2.28% 1/21/05 - 2/16/05                      65,887
        65,000   SBC Communications (h)
                 2.26% - 2.31% 2/03/05 - 2/07/05                      64,856
        60,000   American Express Credit
                 2.00% 1/05/05 - 1/06/05                              59,985
        60,000   United Parcel Service
                 1.95% 1/13/05 - 1/14/05                              59,960
        58,000   John Hancock (h)
                 2.27% - 2.32% 1/11/05 - 2/02/05                      57,884
        55,000   Siemens Capital
                 2.14% - 2.18% 1/18/05 - 1/24/05                      54,935
        35,000   General Electric Capital
                 2.28% 2/15/05                                        34,900
        30,000   Citicorp 2.14% 1/10/05                               29,984
        30,000   American General Finance
                 2.29% 2/04/05                                        29,935
        27,000   Coca Cola 2.15% 1/26/05                              26,960
        25,000   Marshall + Ilsley
                 2.11% -2.33% 1/12/05 - 2/16/05                       24,949
        38,346   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal National Mortgage
                   Association Note,
                   maturing 1/05/05, market
                   value $39,115 (repurchase
                   proceeds: $38,352)                                 38,346
----------------------------------------------------------------------------
                  (AMORTIZED COST: $1,035,721)                     1,035,721

                                                                ------------
TOTAL INVESTMENTS: 100.0%                                         13,838,584
   (COST: $8,312,338) (A)
                                                                ------------
CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                           2,875
                                                                ------------
TOTAL NET ASSETS: 100%                                          $ 13,841,459
============================================================================

Columbia Acorn Fund
      >Statement of Investments, continued
--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $8,334,204 and net unrealized appreciation was $5,504,380 consisting of gross unrealized appreciation of $5,793,358 and gross unrealized depreciation of $288,978.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies:

      AnswerThink                                     10.60%
      Christopher & Banks                             10.47
      New Horizons Worldwide                           9.81
      Indus International                              9.78
      Actuate                                          9.74
      World Acceptance                                 9.71
      Gibraltar Steel                                  9.61
      Analysts International                           9.50
      Spartech                                         9.17
      Skillsoft Publishing                             8.95
      Glacier Bancorp                                  8.92
      Seachange International                          8.90
      West Coast Bancorp                               8.88
      Igate Capital                                    8.87
      E.Piphany                                        8.75
      MAPICS                                           8.54
      Watsco                                           8.50
      Pozen                                            8.32
      Esco Technologies                                8.21
      Clark                                            8.02
      Concurrent Computer                              7.95
      MRO Software                                     7.93
      Nuco2                                            7.68
      JDA Software Group                               7.56
      Gaiam                                            7.22
      NDCHealth Group                                  7.20
      AFC Enterprises                                  7.08
      Bally Total Fitness                              6.90
      Navigant International                           6.75
      Princeton Review                                 6.71

      DOV Pharmaceutical                               6.30%
      Clarcor                                          6.26
      Electric City                                    6.01
      Dominion Homes                                   5.97
      Ciphergen Biosystems                             5.82
      Aspect Communications                            5.76
      Pegasus Systems                                  5.75
      La Jolla Pharmaceutical                          5.70
      Newpark Resources                                5.66
      Mobile Mini                                      5.65
      Enerflex Systems                                 5.60
      Steve Madden                                     5.58
      Tipperary                                        5.48
      Radiant Systems                                  5.46
      Sports Authority                                 5.42
      Alliance Gaming                                  5.39
      Witness Systems                                  5.35
      Tetra Tech                                       5.33
      ICU Medical                                      5.26
      Excel Technologies                               5.19
      Anchor Bancorp Wisconsin                         5.13
      Micros Systems                                   5.13
      American Woodmark                                5.13
      Kronos                                           5.12
      Coinstar                                         5.11
      Genlyte Group                                    5.09
      Monaco Coach                                     5.08
      InfoUSA                                          5.02
      CityBank Lynnwood                                5.02

      The aggregate cost and value of these companies at December 31, 2004, was $562,929 and $1,928,260, respectively. Investments in affiliate companies represent 13.9% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004 were as follows:

          Dividend Income                         $   7,758
          Net realized gain or loss               $  36,513
          Change in unrealized gain or loss       $  59,516

          Purchases                               $ 395,993
          Proceeds from sales                     $ 271,683

1-800-922-6769
                                       36

(d) On December 31, 2004, the market value of foreign securities (in thousands) represents 14.96% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                      VALUE              PERCENT
      ===========================================================
      Canada                     $   282,771                 2.04%
      Ireland                        214,991                 1.55
      United Kingdom                 171,205                 1.24
      Japan                          166,675                 1.20
      Netherlands                    136,145                 0.98
      Switzerland                    130,526                 0.94
      France                         118,133                 0.85
      Sweden                          84,622                 0.61
      Italy                           72,912                 0.53
      Germany                         66,988                 0.48
      Hong Kong                       59,617                 0.43
      Australia                       56,108                 0.41
      Norway                          44,793                 0.32
      Luxembourg                      41,105                 0.30
      Finland                         38,065                 0.28
      Denmark                         37,597                 0.27

                                       VALUE             PERCENT
      ===========================================================
      Austria                    $    37,531                 0.27%
      South Korea                     30,268                 0.22
      India                           30,113                 0.22
      Argentina                       29,340                 0.21
      Spain                           28,516                 0.21
      Czech Republic                  28,372                 0.21
      Mexico                          25,973                 0.19
      China                           19,964                 0.14
      Taiwan                          19,910                 0.14
      Brazil                          18,815                 0.14
      South Africa                    18,740                 0.14
      New Zealand                     15,959                 0.12
      Singapore                       14,239                 0.10
      Chile                           11,500                 0.08
      Belgium                         11,268                 0.08
      Greece                           8,421                 0.06
                                 -----------            ---------
      Total Foreign Portfolio    $ 2,071,182                14.96%
                                 ===========            =========

(e) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2004, these securities were illiquid. At December 31, 2004, these securities (in thousands) amounted to $22,667, which represents 0.16% of total net assets.

      Additional information on these securities is as follows:




                                        ACQUISITION           SHARES/
SECURITY                                   DATES             PAR (000)       COST (000)    VALUE (000)
------------------------------------------------------------------------------------------------------
Diamondrock Hospitality                  06/29/04               1,000        $  10,000       $  10,200
Locus Discovery, Series D, Pfd.          09/05/01               1,875            7,500           3,750
Gadzooks 5% Convertible 10/07/08         10/08/03            $  6,000            6,000             600
Microdose                                11/24/00                 360            2,005             270
Perlegen Sciences                        03/30/01               1,250            4,500           2,237
Security Capital European Realty     08/20/98-11/12/99            195            3,897           3,305
SYRRX, Series C                          01/08/01                 461            2,997           2,305
                                                                             ---------       ---------
                                                                             $  36,899       $  22,667
                                                                             =========       =========

(f) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, these securities amounted to $304,354, which represents 2.2% of net assets.

Columbia Acorn International
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                    NUMBER OF SHARES
                                             -------------------------------
                                               09/30/04            12/31/04

Additions
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
BBA Group                                      1,200,000           2,200,000
Business Post                                  1,050,000           1,070,000
IAWS (Ireland)                                   297,100             900,000
Intermediate Capital                             500,000             701,000
Jurys Doyle Hotel (Ireland)                      810,000             890,000
Northgate                                        600,000             700,000
United Drug (Ireland)                          2,950,000           3,056,000

>NETHERLANDS
Kon Ten Cate                                     158,000             237,000
Unit 4 Agresso                                         0             178,000

>FRANCE
Camaieu                                           54,000             114,000
Carbone Lorraine                                       0              47,000
Iliad                                                  0             250,000
Imerys                                           160,000             182,000
Norbert Dentressangle                                  0             110,000

>GERMANY
Deutsche Boerse                                  120,000             175,000
GFK                                              300,000             350,000
Grenkeleasing                                          0             115,000
Wincor Nixdorf                                   100,000             175,000

>SWITZERLAND
Kuehne & Nagel                                         0              70,000

>SWEDEN
Nobia                                            860,000           1,075,000
Sweco                                                  0              80,000

>NORWAY
Ekornes                                          220,000             462,000

>CZECH REPUBLIC
Komercni Banka                                   118,000             141,000

>RUSSIAN FEDERATION
Mechel Steel Group                                     0             102,000

                                                    NUMBER OF SHARES
                                             -------------------------------
                                               09/30/04            12/31/04

----------------------------------------------------------------------------
      ASIA

>JAPAN
Meitec                                           200,000             385,000
Park 24                                          170,000             750,000


>TAIWAN
Advantech                                              0             747,000
Chicony Electronics                            4,000,000           6,464,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Ivanhoe Mines                                          0             850,000

----------------------------------------------------------------------------
      LATIN AMERICA

>BRAZIL
Diagnosticos                                           0             156,250

1-800-922-6769
                                       38

                                                    NUMBER OF SHARES
                                             -------------------------------
                                               09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Grafton Group (Ireland)                        2,750,000           2,630,000
Jardine Lloyd Thompson                         1,593,000                   0
Rank Group                                     2,250,000                   0
Smith & Nephew                                 1,450,000                   0
Tullow Oil                                     7,500,000           7,245,000

>NETHERLANDS
Am NV                                            467,000              72,000

>FRANCE/BELGIUM
Bonduelle                                         15,000                   0
Omega Pharma (Belgium)                           224,000             184,000

>GERMANY
Beru                                              75,000                   0
Kali & Salz                                      225,000                   0

>ITALY
Autogrill                                      1,130,000             830,000

>SWEDEN
Intrum Justitia                                2,280,000                   0

>SPAIN
Gamesa                                           600,000             300,000


                                                    NUMBER OF SHARES
                                             -------------------------------
                                               09/30/04            12/31/04

----------------------------------------------------------------------------
      ASIA

>JAPAN
Chiyoda Integre                                  411,200             205,000
Otsuka Kagu                                      326,900                   0
Uni-Charm                                        172,000                   0


>HONG KONG/CHINA
Jiangsu Expressway (China)                     5,694,000                   0


>SOUTH KOREA
Yuhan                                            165,000             104,940


>INDIA
Housing Development Finance                    1,500,000           1,372,330


>SINGAPORE
Sembcorp Logisitics                            6,000,000                   0

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Talisman Energy                                  795,000             635,000

----------------------------------------------------------------------------
      LATIN AMERICA

>ARGENTINA
Tenaris                                          440,000             340,000

Columbia Acorn International
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 93.9%
----------------------------------------------------------------------------
EUROPE: 57.1%
                 >UNITED KINGDOM/IRELAND: 17.5%
     2,350,000   Anglo Irish Bank (Ireland)                     $     56,977
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,630,000   Grafton Group (Ireland) (b)                          28,499
                 BUILDERS, WHOLESALERS & DIY RETAILING
     1,100,000   Kerry (Ireland)                                      26,298
                 FOOD INGREDIENTS
     1,750,000   Exel                                                 24,250
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     1,275,000   Depfa Bank (Ireland) (e)                             21,324
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     7,245,000   Tullow Oil                                           21,176
                 OIL & GAS PRODUCER
     2,600,000   Expro International                                  17,889
                 OFFSHORE OIL FIELD SERVICES
     5,494,000   RPS Group                                            16,032
                 ENVIRONMENTAL CONSULTING
       900,000   IAWS (Ireland)                                       14,872
                 MANUFACTURER OF BAKED GOODS
       890,000   Jurys Doyle Hotel (Ireland)                          14,852
                 OWNER/OPERATOR OF MID-PRICED HOTELS
       701,000   Intermediate Capital                                 14,645
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
     3,056,000   United Drug (Ireland)                                14,405
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
       600,000   Cobham                                               14,225
                 AEROSPACE COMPONENTS
       750,000   Xstrata                                              13,397
                 DIVERSIFIED MINING HOLDING COMPANY
     1,070,000   Business Post                                        12,766
                 PARCEL & EXPRESS MAIL SERVICE
     2,200,000   BBA Group                                            12,049
                 AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
     1,300,000   Kensington                                           11,872
                 NON-CONFORMING MORTGAGE COMPANY
       700,000   Northgate                                            11,457
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
     1,200,000   Spectris                                              8,786
                 ELECTRONIC INSTRUMENTS & CONTROLS
       500,000   Viridian                                              6,996
                 NORTHERN IRELAND ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                     362,767
                 >NETHERLANDS: 7.5%
       540,000   Aalberts Industries                                  26,112
                 FLOW CONTROL & HEAT TREATMENT
       278,800   Fugro                                                23,187
                 SURVEY & GPS SERVICES
       327,000   OPG Groep                                            19,046
                 HEALTHCARE SUPPLIES & PHARMACIES
       237,000   Kon Ten Cate                                         17,399
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       340,000   Sligro Food Group                                    16,717
                 FOOD SERVICE & WHOLESALING
       400,000   Imtech                                               14,060
                 TECHNICAL ENGINEERING

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

       584,000   United Services Group                          $     13,606
                 TEMPORARY STAFFING SERVICES
       248,000   Hunter Douglas                                       13,185
                 WINDOW SHADES & VENETIAN BLINDS
       420,000   Vopak                                                 8,915
                 OIL & CHEMICAL STORAGE
       178,000   Unit 4 Aggresso (b)                                   2,749
                 BUSINESS & SECURITY SOFTWARE
        72,000   Am NV                                                   696
                 PROPERTY DEVELOPER
----------------------------------------------------------------------------
                                                                     155,672
                 >FRANCE/BELGIUM: 7.4%
       377,500   Neopost                                              29,248
                 POSTAGE METER MACHINES
       117,000   Vallourec                                            17,432
                 SEAMLESS TUBES
       182,000   Imerys                                               15,223
                 INDUSTRIAL MINERALS PRODUCER
       404,000   Fininfo                                              12,455
                 DATA FEEDS FOR FRENCH BANKS & BROKERS
       150,000   Bacou Dalloz                                         11,987
                 SAFETY EQUIPMENT
       114,000   Camaieu                                              11,303
                 WOMEN'S APPAREL RETAILER
       140,000   Essilor International                                10,932
                 EYEGLASS LENSES
       360,000   Metropole TV                                         10,191
                 TELEVISION BROADCASTER
       250,000   Iliad                                                 9,441
                 HIGH SPEED INTERNET SERVICE PROVIDER
       184,000   Omega Pharma (Belgium)                                8,785
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
        60,000   Pierre & Vacances                                     6,863
                 VACATION APARTMENT LETS
       110,000   Norbert Dentressangle                                 6,079
                 TRANSPORT
        47,000   Carbone Lorraine (b)                                  2,483
                 ADVANCED INDUSTRIAL MATERIALS
        10,000   April Group                                             257
                 INSURANCE POLICY CONSTRUCTION
----------------------------------------------------------------------------
                                                                     152,679
                 >GERMANY/AUSTRIA: 7.1%
       315,000   Rhoen-Klinikum Pfd. (e)                              19,314
       300,000   Rhoen-Klinikum (e)                                   18,322
                 HOSPITAL MANAGEMENT
       375,000   Wienerberger (Austria) (e)                           17,872
                 BRICKS & CLAY ROOFING TILES
       450,000   Hugo Boss Designs (e)                                14,926
                 FASHION APPAREL
       175,000   Wincor Nixdorf (b)(e)                                14,043
                 RETAIL POS SYSTEMS & ATM MACHINES
       350,000   GFK (e)                                              13,576
                 MARKET RESEARCH SERVICES
       300,000   Bilfinger Berger (e)                                 12,292
                 CONSTRUCTION & RELATED SERVICES
       175,000   Deutsche Boerse (e)                                  10,491
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS

1-800-922-6769
                                       40

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GERMANY/AUSTRIA--CONTINUED
       200,000   Vossloh (e)                                    $      9,847
                 RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
       800,000   Takkt (e)                                             8,397
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE
                   DURABLES
       115,000   Grenkeleasing (e)                                     5,430
                 FINANCING FOR IT EQUIPMENT
       260,000   Deutsche Beteiligungs (b)(e)                          3,715
                 PRIVATE EQUITY INVESTMENT MANAGEMENT
----------------------------------------------------------------------------
                                                                     148,225
                 >SWITZERLAND: 4.6%
        25,000   Geberit International (e)                            18,230
                 PLUMBING SUPPLIES
        40,000   Schindler (e)                                        15,799
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        70,000   Kuehne & Nagel (e)                                   15,017
                 FREIGHT FORWARDING/LOGISTICS
        24,000   Sika (b)(e)                                          14,338
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                   APPLICATION
         3,000   Pargesa (e)                                          10,514
                 INDUSTRIAL & MEDIA CONGLOMERATE
        85,000   Synthes-Stratec (b)(e)                                9,489
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        10,000   Givaudan (e)                                          6,575
                 INDUSTRIAL FRAGRANCES & FLAVORS
       110,000   Bachem (e)                                            6,311
                 PEPTIDES
----------------------------------------------------------------------------
                                                                      96,273
                 >ITALY: 2.7%
       270,000   Amplifon (e)                                         14,924
                 HEARING AID RETAILER
       830,000   Autogrill (b)(e)                                     13,811
                 TOLLWAY RESTAURANTS
       212,000   Davide Campari (e)                                   13,636
                 SPIRITS & WINE
     1,000,000   Credit Emiliano (e)                                   9,899
                 ITALIAN REGIONAL BANK
     3,300,000   Ducati Motor (b)(e)                                   3,930
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                      56,200
                 >SWEDEN: 2.2%
       394,200   Hexagon (e)                                          18,725
                 DIVERSIFIED ENGINEERING
     1,075,000   Nobia (e)                                            17,751
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       470,000   Gambro (e)                                            6,698
                 PRODUCTS/SERVICES FOR RENAL CARE
        80,000   Sweco (b)(e)                                          1,525
                 NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
----------------------------------------------------------------------------
                                                                      44,699
                 >SPAIN: 1.9%
     2,000,000   Abengoa (e)                                          19,686
                 ENGINEERING & CONSTRUCTION
       420,000   Red Electrica (e)                                     9,400
                 SPANISH POWER GRID
       120,000   Bankinter (e)                                         6,369
                 MORTGAGE LENDER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     300,000     Gamesa (e)                                     $      4,182
                 WIND TURBINES
----------------------------------------------------------------------------
                                                                      39,637
                 >FINLAND: 1.5%
       439,000   Jaakko Poyry (e)                                     13,201
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       555,000   Amer Group (e)                                        9,663
                 BRANDED SPORTING GOODS
       950,000   Sponda (e)                                            9,237
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      32,101
                 >NORWAY: 1.3%
       462,000   Ekornes (e)                                          10,019
                 NICHE FURNITURE MANUFACTURER
       910,000   Den Norske Bank (e)                                   8,928
                 LARGEST NORWEGIAN BANK
       221,000   Orkla (e)                                             7,224
                 FOOD & DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                      26,171
                 >LUXEMBOURG: 1.2%
     1,880,000   SES Global                                           24,446
                 SATELLITE BROADCASTING SERVICES
----------------------------------------------------------------------------

                 >CZECH REPUBLIC: 1.0%
       141,000   Komercni Banka (e)                                   20,515
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >GREECE: 0.5%
       465,000   Intralot                                             11,350
                 LOTTERY & GAMING SYSTEMS/SERVICES
----------------------------------------------------------------------------

                 >DENMARK: 0.4%
        35,000   Kobenhavns Lufthavne (e)                              7,412
                 COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------

                 >POLAND: 0.2%
       167,000   Central European Distribution (b)                     4,933
                 SPIRITS & WINE DISTRIBUTION
----------------------------------------------------------------------------

                 >RUSSIAN FEDERATION: 0.1%
       102,000   Mechel Steel Group (b)                                2,280
                 INTEGRATED STEEL & METALLURGICAL COAL PRODUCER
----------------------------------------------------------------------------

                                                                ------------
EUROPE: TOTAL                                                      1,185,360

----------------------------------------------------------------------------
   ASIA: 24.2%
                 >JAPAN: 12.9%
       480,100   Daito Trust Construction (e)                         22,781
                 APARTMENT BUILDER
     2,900,000   Bank of Yokohama (e)                                 18,218
                 REGIONAL BANK
     1,500,000   Wacoal (e)                                           18,023
                 WOMEN'S SPECIALTY APPAREL
       220,000   Fast Retailing (e)                                   16,687
                 APPAREL RETAILER

Columbia Acorn International
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >JAPAN--CONTINUED
       385,000   Meitec (e)                                     $     14,321
                 STAFFING COMPANY SPECIALIZING IN RD ENGINEERS
         5,200   Dentsu (e)                                           13,985
                 ADVERTISING AGENCY
       818,000   NIFCO (e)                                            13,668
                 MOLDED PLASTIC COMPONENTS
       110,000   Funai Electric (e)                                   13,646
                 CONSUMER ELECTRONICS
       750,000   Park 24 (e)                                          13,413
                 PARKING LOT OPERATOR
       358,000   Eneserve (e)                                         12,976
                 POWER GENERATORS
       402,000   Kappa Create (e)                                     12,002
                 SUSHI CHAIN RESTAURANT OPERATOR
     2,248,000   Hiroshima Bank (e)                                   11,876
                 REGIONAL BANK
       330,000   Sugi Pharmacy (e)                                    11,192
                 DRUGSTORE OPERATOR
       226,000   Hogy Medical (e)                                     10,619
                 DISPOSABLE SURGICAL PRODUCTS
       906,000   Toyo Technica (e)                                    10,458
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
       255,000   ARRK (e)                                             10,431
                 PROTOTYPES & MOLDS FOR NEW PRODUCT DEVELOPMENT
       550,000   Ushio (e)                                            10,236
                 INDUSTRIAL LIGHT SOURCES
     1,500,000   Fukuoka Bank (e)                                      9,858
                 REGIONAL BANK
     1,400,000   Chiba Bank (e)                                        9,345
                 REGIONAL BANK
       325,000   Olympus Optical (e)                                   6,925
                 MEDICAL EQUIPMENT & CAMERAS
       205,000   Chiyoda Integre (e)                                   4,131
                 PLASTIC COMPONENTS FOR CONSUMER ELECTRONICS
       155,200   Ain Pharmaciez (e)                                    3,095
                 DISPENSING PHARMACY/DRUGSTORE OPERATOR
----------------------------------------------------------------------------
                                                                     267,886
                 >HONG KONG/CHINA: 3.9%
    25,000,000   Global Bio-Chem Technology
                 Group (China)                                        16,564
     1,875,000   Global Bio-Chem Technology
                 Group Warrants (China) (b)                               89
                 CHINESE REFINER OF CORN-BASED COMMODITIES
     6,000,000   Hong Kong Exchanges & Clearing                       16,094
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     6,000,000   Techtronic Industries                                13,122
                 MANUFACTURER OF POWER TOOLS & MOTORIZED APPLIANCES
     2,000,000   Esprit Holdings                                      12,093
                 GLOBAL APPAREL BRAND MANAGER
     9,800,000   Hainan Meilan Airport (China)                         8,258
                 CHINESE AIRPORT OPERATOR
    17,700,000   Linmark                                               6,376
                 SOURCING OF CONSUMER GOODS
    28,000,000   Lerado Group                                          4,179
                 BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
    14,500,000   Ngai Lik Industrial                                   3,656
                 CONSUMER ELECTRONICS MANUFACTURER
----------------------------------------------------------------------------
                                                                      80,431

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TAIWAN: 2.9%
    15,740,000   Phoenixtec Power                               $     18,963
                 UNINTERRUPTABLE POWER SUPPLIES
     1,230,000   ASE Test (b)                                          8,315
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
     3,683,000   Springsoft Systems                                    7,878
                 ELECTRONIC DESIGN AUTOMATION SOFTWARE
     5,302,590   Wah Lee Industrial                                    6,922
                 DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
     8,470,000   Bank of Kaohsiung                                     6,741
                 COMMERICAL BANKING
     6,464,000   Chicony Eletronic                                     6,568
                 PC POWER SUPPLIES & KEYBOARDS
     3,010,000   Taiwan Fu Hsing                                       3,276
                 DOOR LOCK MANUFACTURER
       747,000   Advantech                                             1,809
                 EMBEDDED COMPUTERS
----------------------------------------------------------------------------
                                                                      60,472
                 >SOUTH KOREA: 1.7%
       250,000   Hyundai Mobis (b)(e)                                 15,776
                 AUTO PARTS
       104,940   Yuhan (b)(e)                                          8,820
                 OTC & PRESCRIPTION DRUG MANUFACTURER
       100,000   Samsung Fire & Marine (e)                             7,890
                 NON-LIFE INSURANCE
       200,000   Samyoung Heat Exchange (e)                            2,051
                 POWER PLANT RELATED MACHINERY
----------------------------------------------------------------------------
                                                                      34,537
                 >INDIA: 1.2%
     1,372,330   Housing Development Finance                          24,308
                 PREMIER MORTGAGE LENDER IN INDIA
----------------------------------------------------------------------------

                 >SINGAPORE: 1.1%
    15,000,000   ComfortDelGro                                        14,239
                 TAXI & MASS TRANSIT SERVICE
     1,000,000   Venture                                               9,738
                 ELECTRONIC CONTRACT MANUFACTURER
----------------------------------------------------------------------------
                                                                      23,977
                 >INDONESIA: 0.5%
    55,000,000   PT Perusahaan Gas Negara (e)                         11,256
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                                                                ------------
ASIA: TOTAL                                                          502,867

----------------------------------------------------------------------------
OTHER COUNTRIES: 8.9%
                 >AUSTRALIA/NEW ZEALAND: 4.1%
     3,000,000   Billabong International                              26,843
                 SURFWEAR APPAREL MANUFACTURER
       350,000   Perpetual Trustees                                   17,204
                 AUSTRALIAN MUTUAL FUND MANAGER
     2,500,000   Lion Nathan                                          16,801
                 BEER BREWER/DISTRIBUTOR
     5,000,000   Pacific Brands                                       12,464
                 AUSTRALIAN BRANDED APPAREL
     3,000,000   Sky City Entertainment (New Zealand)                 11,593
                 CASINO/ENTERTAINMENT COMPLEX
----------------------------------------------------------------------------
                                                                      84,905

1-800-922-6769
                                       42

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CANADA: 3.9%
       635,000   Talisman Energy                                $     17,116
                 OIL & GAS PRODUCER
       340,000   Masonite International (b)                           11,694
                 DOOR MANUFACTURER
       500,000   Corus Entertainment                                  10,415
                 TELEVISION PROGRAMMING & RADIO STATIONS
       450,000   Intrawest                                            10,330
                 OWNER/OPERATOR OF SKI RESORTS
     1,000,000   Fairbourne Energy (b)                                10,040
                 OIL & GAS PRODUCER
       235,000   Petrokazakhstan                                       8,719
                 OIL PRODUCER & REFINER IN KAZAKHSTAN
       400,000   Noranda                                               7,019
                 DIVERSIFIED MINING HOLDING COMPANY
       850,000   Ivanhoe Mines (b)                                     6,126
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                      81,459
                 >SOUTH AFRICA: 0.9%
       350,000   Edgars Consolidated Stores                           18,740
                 LEADING RETAIL CONGLOMERATE
----------------------------------------------------------------------------

                                                                ------------
OTHER COUNTRIES: TOTAL                                               185,104

----------------------------------------------------------------------------
LATIN AMERICA: 3.7%
                 >MEXICO: 1.5%
       660,000   Grupo Aeroportaurio Del Sureste                      18,051
                 CANCUN & COZUMEL AIRPORT OPERATOR
     3,000,000   Consorcio ARA (b)                                     9,016
                 AFFORDABLE HOUSING BUILDER
       700,000   URBI Desarrollo (b)                                   3,058
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                      30,125
                 >BRAZIL: 1.0%
       640,000   Natura Cosmeticos                                    18,675
                 DIRECT RETAILER OF COSMETICS
       156,250   Diagnosticos (b)                                      1,406
                 LARGEST PRIVATE DIAGNOSTIC SERVICES COMPANY IN BRAZIL
----------------------------------------------------------------------------
                                                                      20,081
----------------------------------------------------------------------------

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

                 >ARGENTINA: 0.8%
       340,000   Tenaris                                        $     16,626
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------

                 >CHILE: 0.4%
       300,000   CorpBanca (b)                                         8,625
                 CHILEAN LOCAL BANK
----------------------------------------------------------------------------

                                                                ------------
LATIN AMERICA: TOTAL                                                  75,457


Total Common Stocks and Other
                                                                ------------
   EQUITY-LIKE SECURITIES: 93.9%                                   1,948,788
   (COST: $1,233,203)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 5.1%
$       35,000   Colgate Palmolive 2.17% 1/07/05 (c)                  34,988
        32,000   American Express Credit
                 2.26% 1/04/05                                        31,994
        30,000   American General Finance
                 2.27% 1/03/05                                        29,996
         9,076   Repurchase Agreement with State
                   Street Bank & Trust Co. dated
                   12/31/04, due 1/03/05 at 1.90%
                   collateralized by a Federal National
                   Mortgage Association Note,
                   maturing 1/05/05, market value
                   $9,260 (repurchase
                   proceeds: $9,077)                                   9,076
----------------------------------------------------------------------------
                 (AMORTIZED COST: $106,054)                          106,054

                                                                ------------
TOTAL INVESTMENTS: 99.0%                                           2,054,842
   (COST: $1,339,257) (A)


CASH AND OTHER ASSETS LESS LIABILITIES: 1.0%                          20,170

                                                                ------------
TOTAL NET ASSETS: 100%                                          $  2,075,012
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $1,354,913 and net unrealized appreciation was $699,929 consisting of gross unrealized appreciation of $721,173 and gross unrealized depreciation of $21,244.

(b)   Non-income producing security.

(c) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 1.7% of net assets.

(d) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

      CURRENCY                        VALUE      % OF NET ASSETS
      --------------------------    ----------   ---------------
      Euro                          $  797,536         38.4%
      Japanese Yen                     267,886         12.9
      British Pounds                   185,539          8.9
      US Dollar                        173,602          8.4
      Other currencies less than
      5% of total net assets           630,279         30.4
                                    ----------   ---------------
                                    $2,054,842         99.0%
                                    ==========   ===============

(e) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

Columbia Acorn International
      >Portfolio Diversi1/2cation

At December 31, 2004, the Fund's portfolio investments as a percent of net assets were diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                    $   127,951                 6.2%
Industrial Materials                              91,176                 4.4
Conglomerates                                     75,037                 3.6
Construction                                      56,221                 2.7
Machinery                                         41,146                 2.0
Outsourcing & Training Services                   39,976                 1.9
Steel                                             34,058                 1.6
Electrical Components                             32,774                 1.6
Industrial Distribution                           28,499                 1.4
Speciality Chemicals                              20,913                 1.0
----------------------------------------------------------------------------
                                                 547,751                26.4

>CONSUMER GOODS/SERVICES
Retail                                            88,034                 4.2
Apparels                                          78,632                 3.8
Food                                              65,111                 3.1
Furniture & Textiles                              52,649                 2.5
Beverage                                          30,437                 1.5
Restaurants                                       25,813                 1.2
Travel                                            25,182                 1.2
Other Consumer Services                           24,455                 1.2
Nondurables                                       18,675                 0.9
Durables Goods                                    17,052                 0.8
Consumer Electronics                              13,646                 0.7
Casinos                                           11,593                 0.6
Gaming                                            11,350                 0.6
Leisure Products                                   9,663                 0.5
Consumer Goods Distribution                        4,933                 0.2
----------------------------------------------------------------------------
                                                 477,225                23.0

>FINANCE
Banks                                            182,306                 8.8
Other Finance Companies                           43,404                 2.1
Savings & Loans                                   30,677                 1.5
Money Management                                  20,919                 1.0
Insurance                                          8,147                 0.4
----------------------------------------------------------------------------
                                                 285,453                13.8

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INFORMATION
Business Information &
    Marketing Services                       $    42,063                 2.0%
Computer Hardware &
    Related Equipment                             41,383                 2.0
Financial Processors                              26,585                 1.3
Satellite Broadcasting                            24,446                 1.2
Instrumentation                                   19,244                 0.9
Advertising                                       13,985                 0.7
Contract Manufacturing                            13,394                 0.6
Business Software                                 10,627                 0.5
Television Programming                            10,415                 0.5
Television Broadcasting                           10,191                 0.5
Internet Related                                   9,441                 0.5
Semiconductors &
    Related Equipment                              8,315                 0.4
Electronics Distribution                           6,922                 0.3
----------------------------------------------------------------------------
                                                 237,011                11.4

>ENERGY/MINERALS
Oil/Gas Producers                                 57,051                 2.8
Oil Services                                      41,076                 2.0
Agricultural Commodities                          16,653                 0.8
Mining                                            15,425                 0.7
Non-Ferrous Metals                                13,397                 0.7
Independent Power                                 12,976                 0.6
Distribution/Marketing/
    Refining                                      11,256                 0.5
----------------------------------------------------------------------------
                                                 167,834                 8.1

>HEALTH CARE
Hospital Management                               37,636                 1.8
Pharmaceuticals                                   32,010                 1.6
Medical Equipment                                 27,346                 1.3
Services                                          25,744                 1.2
Hospital/Laboratory Supplies                      12,025                 0.6
Biotechnology/Drug Delivery                        6,311                 0.3
----------------------------------------------------------------------------
                                                 141,072                 6.8

>OTHER INDUSTRIES
Transportation                                    54,039                 2.6
Real Estate                                       22,007                 1.0
Regulated Utilities                               16,396                 0.8
----------------------------------------------------------------------------
                                                  92,442                 4.4

TOTAL COMMON STOCKS AND
                                             -------------------------------
   OTHER EQUITY-LIKE SECURITIES                1,948,788                93.9

SHORT-TERM OBLIGATIONS                           106,054                 5.1
                                             -------------------------------
TOTAL INVESTMENTS                              2,054,842                99.0

CASH AND OTHER ASSETS

   LESS LIABILITIES                               20,170                 1.0

                                             -------------------------------
NET ASSETS                                   $ 2,075,012               100.0%
============================================================================

1-800-922-6769
                                       44

Columbia Acorn USA
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Additions
----------------------------------------------------------------------------
      INFORMATION

Ceridian                                               0              90,000
Maximus                                                0              60,000
Symbol Technologies                              450,000             520,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Central Parking                                  321,700             364,400
International Speedway Motors                     91,300             121,300
Petco Animal Supplies                             95,000             220,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
Pride International                                    0             120,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Florida Rock Industries                           97,700             112,700

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
      INFORMATION

Avocent                                           50,000                   0
Euronet Worldwide                                 70,500                   0
Mediacom Communications                          600,000             300,000
PeopleSoft                                       304,991                   0
THQ                                               64,000                   0
Western Wireless                                 927,000             742,000
Zebra Technologies                               204,000              99,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Leapfrog Enterprises                              50,000                   0
Urban Outfitters                                 138,200              48,200

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Hub Group                                        246,000             221,000

----------------------------------------------------------------------------
      OTHER INDUSTRIES
The Rouse Company                                 47,000                   0

Columbia Acorn USA
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 91.6%
----------------------------------------------------------------------------
INFORMATION: 28.8%
                 >BUSINESS/CONSUMER SOFTWARE: 8.6%
       287,600   Micros Systems (b)                             $     22,450
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
       296,650   Kronos (b)                                           15,168
                 LABOR MANAGEMENT SOLUTIONS
       974,000   JDA Software (b)                                     13,266
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,330,000   Novell (b)                                            8,977
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       473,500   MRO Software (b)                                      6,165
                 ENTERPRISE MAINTENANCE SOFTWARE
       653,200   E.Piphany (b)                                         3,155
                 CRM SOFTWARE
        60,000   Maximus (b)                                           1,867
                 OUTSOURCER FOR GOVERNMENT
       104,200   SPSS (b)                                              1,630
                 STATISTICAL/BUSINESS ANALYSIS SOFTWARE
       100,000   Aspect Communications (b)                             1,114
                 CALL CENTER SOFTWARE
        65,000   MAPICS (b)                                              686
                 MID MARKET ERP SOFTWARE
----------------------------------------------------------------------------
                                                                      74,478
                 >COMPUTER HARDWARE/SEMICONDUCTORS/
                  RELATED EQUIPMENT: 4.9%
       520,000   Symbol Technologies                                   8,996
                 MOBILE COMPUTERS & BARCODE SCANNERS
       365,300   Integrated Circuit Systems (b)                        7,642
                 SILICON TIMING DEVICES
       424,100   Seachange International (b)                           7,396
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       260,000   Unova (b)                                             6,575
                 BARCODE & WIRELESS LAN SYSTEMS
        99,000   Zebra Technologies (b)                                5,572
                 BAR CODE PRINTERS
        70,000   Littelfuse (b)                                        2,391
                 LITTLE FUSES
       100,000   Belden CDT                                            2,320
                 SPECIALTY CABLE
        40,000   Rogers (b)                                            1,724
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
----------------------------------------------------------------------------
                                                                      42,616
                 >MOBILE COMMUNICATIONS: 4.6%
       742,000   Western Wireless (b)                                 21,741
                 RURAL CELLULAR PHONE SERVICES
     1,005,000   Crown Castle International (b)                       16,723
                 COMMUNICATION TOWERS
        10,000   Telephone & Data Systems                                769
                 CELLULAR & TELEPHONE SERVICES
        40,000   American Tower (b)                                      736
                 COMMUNICATION TOWERS IN USA & MEXICO
----------------------------------------------------------------------------
                                                                      39,969

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS/WIRELINE
                  COMMUNICATIONS: 2.7%
       333,800   Commonwealth Telephone (b)                     $     16,576
                 RURAL PHONE FRANCHISES & CLEC
       480,000   Andrew (b)                                            6,542
                 WIRELESS INFRASTRUCTURE EQUIPMENT
----------------------------------------------------------------------------
                                                                      23,118
                 >BROADCASTING: 2.4%
       695,000   Spanish Broadcasting (b)                              7,339
                 SPANISH LANGUAGE RADIO STATIONS
       293,100   Salem Communications (b)                              7,313
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       510,000   Entravision Communications (b)                        4,258
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       138,500   Gray Television                                       2,147
                 MID MARKET AFFILIATED TV STATIONS
----------------------------------------------------------------------------
                                                                      21,057
                 >TRANSACTION PROCESSORS: 1.6%
       211,640   Global Payments                                      12,389
                 CREDIT CARD PROCESSOR
       143,100   Pegasus Systems (b)                                   1,803
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      14,192
                 >COMPUTER SERVICES: 1.1%
     1,005,500   AnswerThink (b)                                       4,685
                 IT INTEGRATOR FOR FORTUNE 2000
       786,000   RCM Technologies (b)(c)                               3,954
                 TECHNOLOGY ENGINEERING SERVICES
       200,000   Igate Capital (b)                                       810
                 TECHNOLOGY STAFFING SERVICES
----------------------------------------------------------------------------
                                                                       9,449
                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING: 1.0%
       102,800   Getty Images (b)                                      7,078
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
        90,000   Ceridian (b)                                          1,645
                 HR SERVICES & PAYMENT PROCESSING
----------------------------------------------------------------------------
                                                                       8,723
                 >INTERNET: 0.9%
       285,000   ValueClick (b)                                        3,799
                 INTERNET ADVERTISING
       460,600   DoubleClick (b)                                       3,583
                 INTERNET ADVERTISING & DIRECT MARKETING
                   STATISTICAL DATA
----------------------------------------------------------------------------
                                                                       7,382
                 >INSTRUMENTATION: 0.3%
        90,000   Trimble Navigation (b)                                2,974
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------

                 >TELECOMMUNICATION EQUIPMENT: 0.3%
       300,000   Symmetricom (b)                                       2,913
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------

                 >TELEVISION PROGRAMMING: 0.2%
       300,000   Mediacom Communications (b)                           1,875
                 CABLE TELEVISION FRANCHISES
----------------------------------------------------------------------------

1-800-922-6769
                                       46

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING: 0.2%
       140,000   Plexus (b)                                     $      1,841
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------

                                                                ------------
INFORMATION: TOTAL                                                   250,587
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 17.4%
                 >RETAIL: 7.7%
       285,000   Abercrombie & Fitch                                  13,381
                 TEEN APPAREL RETAILER
       435,750   Aeropostale (b)                                      12,824
                 MALL BASED TEEN RETAILER
       220,000   Petco Animal Supplies (b)                             8,686
                 PET SUPPLIES & SERVICES
       393,750   Christopher & Banks                                   7,264
                 WOMEN'S APPAREL RETAILER
       115,000   Chico's FAS (b)                                       5,236
                 WOMEN'S SPECIALTY RETAIL
       212,500   Ann Taylor (b)                                        4,575
                 WOMEN'S APPAREL RETAILER
       100,000   Michaels Stores                                       2,997
                 CRAFT & HOBBY SPECIALTY RETAILER
        95,000   Genesco (b)                                           2,958
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       100,000   Sports Authority (b)                                  2,575
                 SPORTING GOODS STORES
       129,900   Brookstone (b)                                        2,539
                 SPECIALTY CONSUMER PRODUCT RETAILER
        48,200   Urban Outfitters (b)                                  2,140
                 ECLECTIC HOME & APPAREL RETAILER
        60,000   West Marine (b)                                       1,485
                 LARGEST RETAILER OF BOATING SUPPLIES
----------------------------------------------------------------------------
                                                                      66,660
                 >CONSUMER SERVICES: 4.4%
       396,000   ITT Educational Services (b)                         18,830
                 POSTSECONDARY DEGREE PROGRAM
       435,000   Coinstar (b)                                         11,671
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       364,400   Central Parking                                       5,520
                 OWNER, OPERATOR & MANAGER OF PARKING
                   LOTS & GARAGES
        60,000   Weight Watchers (b)                                   2,464
                 WEIGHT LOSS PROGRAMS
----------------------------------------------------------------------------
                                                                      38,485
                 >APPAREL: 1.8%
       194,200   Oxford Industries                                     8,020
                 BRANDED & PRIVATE LABEL APPAREL
        84,000   Coach (b)                                             4,737
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
       134,000   Steven Madden (b)                                     2,527
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
----------------------------------------------------------------------------
                                                                      15,284
                 >NONDURABLES: 1.4%
       167,200   Scotts Company (b)                                   12,292
                 CONSUMER LAWN & GARDEN PRODUCTS
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
       121,300   International Speedway Motors                  $      6,404
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       195,000   Callaway Golf                                         2,632
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                       9,036
                 >FURNITURE: 1.0%
        60,000   American Woodmark                                     2,621
                 KITCHEN CABINET MANUFACTURER
        85,000   Herman Miller                                         2,348
                 OFFICE FURNITURE
        20,000   Mohawk Industries (b)                                 1,825
                 CARPET & FLOORING
        40,000   HNI                                                   1,722
                 OFFICE FURNITURE & FIREPLACES
----------------------------------------------------------------------------
                                                                       8,516
                 >FOOD & BEVERAGES: 0.1%
        37,000   NBTY (b)                                                888
                 VITAMINS & SUPPLEMENTS
----------------------------------------------------------------------------

                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                       151,161
----------------------------------------------------------------------------
HEALTH CARE: 14.0%
                 >MEDICAL EQUIPMENT: 5.4%
       573,000   Edwards Lifesciences (b)                             23,642
                 HEART VALVES
       141,300   Diagnostic Products                                   7,778
                 IMMUNODIAGNOSTIC KITS
       170,600   VISX (b)                                              4,413
                 LASER EYE SURGERY
       220,000   Viasys Healthcare (b)                                 4,180
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       245,000   CTI Molecular Imaging (b)                             3,476
                 MEDICAL DIAGNOSTIC DEVICES
       115,700   ICU Medical (b)                                       3,163
                 INTRAVENOUS THERAPY PRODUCTS
----------------------------------------------------------------------------
                                                                      46,652
                 >SERVICES: 4.1%
       744,000   First Health Group (b)                               13,920
                 PPO NETWORK
       246,800   Lincare Holdings (b)                                 10,526
                 HOME HEALTH CARE SERVICES
       423,800   NDCHealth Group                                       7,878
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
       100,000   Dendrite International (b)                            1,940
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        40,000   Charles River Laboratories (b)                        1,840
                 PHARMACEUTICAL RESEARCH
----------------------------------------------------------------------------
                                                                      36,104
                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.6%
       360,000   Nektar Therapeutics (b)                               7,286
                 DRUG DELIVERY TECHNOLOGIES
       260,000   AtheroGenics (b)                                      6,125
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                   ARTHRITIS, ASTHMA

Columbia Acorn USA
      >Statement of Investments, continued

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       415,000   Ligand Pharmaceuticals (b)                     $      4,831
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, &
                   DIABETES
       300,000   Lexicon Genetics (b)                                  2,326
                 DRUG DISCOVERY
       154,000   SYRRX, Series C (b)(d)(e)                               770
                 X-RAY CRYSTALLOGRAPHY
       375,000   Locus Discovery, Series D, Pfd. (b)(d)(e)               750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
        15,000   Neurocrine Biosciences (b)                              739
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       363,636   Metabolex, Series F (b)(d)(e)                            53
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      22,880
                 >MEDICAL SUPPLIES: 1.0%
       222,800   Techne (b)                                            8,667
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                   SCIENCES
----------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.9%
       192,000   Par Pharmaceuticals (b)                               7,945
                 GENERICS
----------------------------------------------------------------------------

                                                                ------------
HEALTH CARE: TOTAL                                                   122,248

----------------------------------------------------------------------------
ENERGY/MINERALS: 11.7%
                 >OIL SERVICES: 5.4%
       335,000   Chicago Bridge & Iron                                13,400
                 ENGINEERING & CONSTRUCTION FOR
                   PETROCHEMICALS & LNG
       401,700   FMC Technologies (b)                                 12,935
                 OIL & GAS WELL HEAD MANUFACTURER
       355,000   Hanover Compressor (b)                                5,016
                 NATURAL GAS COMPRESSOR RENTAL
       941,000   Newpark Resources (b)                                 4,846
                 DRILLING FLUID SERVICES TO OIL & GAS
                   INDUSTRY
        61,000   Carbo Ceramics                                        4,209
                 NATURAL GAS WELL STIMULANTS
       120,000   Pride International (b)                               2,465
                 OFFSHORE DRILLING CONTRACTOR
       215,000   Pioneer Drilling (b)                                  2,169
                 OIL & GAS WELL DRILLER
       135,000   Key Energy Services (b)                               1,593
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      46,633
                 >OIL & GAS PRODUCERS: 4.1%
       610,000   Quicksilver Resources (b)                            22,436
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       272,000   Western Gas                                           7,956
                 OIL & COAL SEAM GAS PRODUCER
        52,100   Southwestern Energy (b)                               2,641
                 NATURAL GAS PRODUCER
        75,000   Range Resources                                       1,534
                 OIL & GAS PRODUCER
        70,000   McMoran Exploration (b)                               1,309
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
----------------------------------------------------------------------------
                                                                      35,876

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >DISTRIBUTION/MARKETING/REFINING: 2.2%
       115,600   Equitable Resources                            $      7,012
                 NATURAL GAS UTILITY & PRODUCER
       245,000   Oneok                                                 6,963
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       193,000   Atmos Energy                                          5,278
                 NATURAL GAS UTILITY
----------------------------------------------------------------------------
                                                                      19,253

                                                                ------------
ENERGY/MINERALS: TOTAL                                               101,762

----------------------------------------------------------------------------
FINANCE: 10.0%
                 >FINANCE COMPANIES: 4.7%
     1,091,500   AmeriCredit (b)                                      26,687
                 AUTO LENDING
       520,200   World Acceptance (b)                                 14,311
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      40,998
                 >INSURANCE: 2.8%
       430,000   HCC Insurance Holdings                               14,241
                 SPECIALTY INSURANCE
        16,500   Markel (b)                                            6,006
                 SPECIALTY INSURANCE
        35,000   Philadelphia Consolidated Holding (b)                 2,315
                 SPECIALTY INSURANCE
        91,000   United National Group (b)                             1,694
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      24,256
                 >BANKS: 1.7%
       263,000   TCF Financial                                         8,453
                 GREAT LAKES BANK
       197,656   Chittenden                                            5,678
                 VERMONT & WESTERN MASSACHUSETTS BANK
        10,000   West Bancorporation                                     176
                 DES MOINES SMALL BUSINESS BANK
         2,900   First Financial BankShares                              130
                 WEST TEXAS COMMUNITY BANK
----------------------------------------------------------------------------
                                                                      14,437
                 >SAVINGS & LOAN: 0.8%
        69,000   Downey Financial                                      3,933
                 CALIFORNIA HOME LENDER
       116,400   Anchor Bancorp Wisconsin                              3,393
                 WISCONSIN THRIFT
----------------------------------------------------------------------------
                                                                       7,326

                                                                ------------
FINANCE: TOTAL                                                        87,017

----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.2%
                 >MACHINERY: 3.9%
       282,000   Esco Technologies (b)                                21,615
                 AUTOMATIC ELECTRIC METER READERS
       194,000   Pentair                                               8,451
                 PUMPS, WATER TREATMENT & TOOLS
       110,000   Ametek                                                3,924
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
----------------------------------------------------------------------------
                                                                      33,990

1-800-922-6769
                                       48

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >LOGISTICS: 1.3%
       221,000   Hub Group (b)                                  $     11,540
                 TRUCK & RAIL FREIGHT FORWARDER
----------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 1.2%
       112,000   Genlyte Group (b)                                     9,596
                 COMMERCIAL LIGHTING FIXTURES
        25,000   Donaldson                                               814
                 INDUSTRIAL AIR FILTRATION
----------------------------------------------------------------------------
                                                                      10,410
                 >WATER: 0.9%
       134,000   Cuno (b)                                              7,959
                 FILTRATION & FLUIDS CLARIFICATION
----------------------------------------------------------------------------

                 >CONSTRUCTION: 0.8%
       112,700   Florida Rock Industries                               6,709
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS/INDUSTRIAL
                  MATERIALS: 0.4%
       114,400   Spartech                                              3,099
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.3%
        95,000   Clark (b)                                             1,474
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
        41,900   Insurance Auto Auctions (b)                             939
                 AUTO SALVAGE SERVICES
----------------------------------------------------------------------------
                                                                       2,413
                 >INDUSTRIAL DISTRIBUTION: 0.2%
       100,000   Nuco2 (b)                                             2,219
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES: 0.2%
       269,500   Quanta Services (b)                                   2,156
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      80,495
----------------------------------------------------------------------------
OTHER INDUSTRIES: 0.5%
                 >REAL ESTATE: 0.3%
       100,000   Crescent Real Estate Equities                         1,826
                 CLASS A OFFICE BUILDINGS
        35,000   Highland Hospitality                                    393
                 HOTEL REAL ESTATE INVESTMENT TRUST
----------------------------------------------------------------------------
                                                                       2,219
                 >REGULATED UTILITIES: 0.2%
        90,000   Northeast Utilities                                   1,696
                 REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                                                                ------------
OTHER INDUSTRIES: TOTAL                                                3,915

                                                                ------------
TOTAL COMMON STOCKS: 91.6%                                           797,185
    (COST: $516,601)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 8.3%
$       23,000   BellSouth 2.29% 1/07/05 (f)                    $     22,991
        23,000   Chevron/Texaco Funding
                 2.26% 1/04/05                                        22,996
        26,603   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal National Mortgage
                   Association Note,
                   maturing 1/05/05,
                   market value $27,136
                   (repurchase proceeds: $26,607)                     26,603
----------------------------------------------------------------------------
                 (AMORTIZED COST: $72,590)                            72,590

                                                                ------------
  TOTAL INVESTMENTS: 99.9%                                           869,775
     (COST: $589,191) (A)

  CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                           907
                                                                ------------
  TOTAL NET ASSETS: 100%                                        $    870,682
============================================================================

Columbia Acorn USA
      >Statement of Investments, December 31, 2004

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $589,444 and net unrealized appreciation was $280,331 consisting of gross unrealized appreciation of $302,917 and gross unrealized depreciation of $22,586.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company:

      RCM Technologies            6.92%

      The aggregate cost and value of this company at December 31 , 2004, was $5,636 and $3,954, respectively. Investments in affiliate companies represent 0.5% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004, were as follows:

              Dividend Income                           $     --
              Net realized gain or loss                 $ (3,800)
              Change in unrealized gain or loss         $ (1,838)

              Purchases                                 $     --
              Proceeds from sales                       $    562


(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2004, these securities were illiquid. At December 31, 2004, these securities (in thousands) amounted to $1,573 which represents 0.2% of total net assets.

      Additional information on these securities is as follows:



                                 ACQUISITION
SECURITY                            DATES       SHARES (000)   COST (000)  VALUE (000)
--------------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.    09/05/01             375      $ 1,500       $   750
Metabolex, Series F                05/11/00             364        2,000            53
SYRRX, Series C                    01/08/01             154        1,001           770
                                                                 -------       -------
                                                                 $ 4,501       $ 1,573
                                                                 =======       =======


(e) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 2.6% of net assets.

1-800-922-6769
                                       50

Columbia Acorn International Select
       >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Additions
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Compass Group                                    120,000             220,000
Depfa Bank (Ireland)                              98,000             114,000
Exel                                             135,000             155,000

>SWITZERLAND
Kuehne & Nagel                                         0               5,500
Synthes-Stratec                                    5,000              10,000

>FRANCE
Neopost                                           25,100              31,000

>NORWAY
Orkla                                                  0              26,000

>CZECH REPUBLIC
Komercni Banka                                    12,000              15,000

>GERMANY
Deutsche Boerse                                        0              13,000

----------------------------------------------------------------------------
      ASIA

>JAPAN
Hoya                                              12,400              15,000
Shimano                                           35,000              59,000

>HONG KONG/CHINA
Global Bio-Chem Technology
  Group (China)                                        0             800,000
Hong Kong Exchanges &
  Clearing                                             0             425,000

>SINGAPORE
ComfortDelGro                                          0             600,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Kinross Gold                                      80,000             164,400

>AUSTRALIA
Lion Nathan                                      260,000             300,000

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM
Anglo Irish Bank (Ireland)                       160,000             140,000
BG Group                                         240,000                   0
Jardine Lloyd Thompson                           100,000                   0
Rank Group                                       200,000                   0
Smith & Nephew                                    46,000                   0

----------------------------------------------------------------------------
      ASIA

>JAPAN
Uni-Charm                                         25,100                   0

----------------------------------------------------------------------------
      LATIN AMERICA

>ARGENTINA
Tenaris                                           39,200              29,200

Columbia Acorn International Select
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 89.9%
----------------------------------------------------------------------------
EUROPE: 53.5%
                 >UNITED KINGDOM/IRELAND: 20.3%
       140,000   Anglo Irish Bank (Ireland)                     $      3,394
                 SMALL BUSINESS & MIDDLE MARKET BANKING
       155,000   Exel                                                  2,148
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
       114,000   Depfa Bank (Ireland) (d)                              1,907
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       104,000   Grafton Group (Ireland) (b)                           1,127
                 BUILDERS, WHOLESALERS & DIY RETAILING
       220,000   Compass Group                                         1,038
                 INTERNATIONAL CONCESSION & CONTRACT CATERER
        40,000   Kerry (Ireland)                                         956
                 FOOD INGREDIENTS
        70,000   British Sky Broadcasting                                754
                 DIGITAL SATELLITE BROADCASTING
        17,000   Cobham                                                  403
                 AEROSPACE COMPONENTS
         6,000   Intermediate Capital                                    125
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
----------------------------------------------------------------------------
                                                                      11,852
                 >SWITZERLAND: 10.3%
         1,900   Geberit International (d)                             1,386
                 PLUMBING SUPPLIES
         5,500   Kuehne & Nagel (d)                                    1,180
                 FREIGHT FORWARDING/LOGISTICS
        10,000   Synthes-Stratec (b)(d)                                1,116
                 PRODUCTS FOR ORTHOPEDIC SURGERY
         7,000   Swatch Group (d)                                      1,026
                 WATCH & ELECTRONICS MANUFACTURER
         2,300   Schindler (d)                                           909
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
           600   Givaudan (d)                                            395
                 INDUSTRIAL FRAGRANCES & FLAVORS
----------------------------------------------------------------------------
                                                                       6,012
                 >FRANCE/BELGIUM: 7.1%
        31,000   Neopost                                               2,402
                 POSTAGE METER MACHINES
        14,000   Imerys                                                1,171
                 INDUSTRIAL MINERALS PRODUCER
         7,000   Essilor International                                   547
                 EYEGLASS LENSES
----------------------------------------------------------------------------
                                                                       4,120
                 >NORWAY: 4.1%
       157,500   Den Norske Bank (d)                                   1,545
                 LARGEST NORWEGIAN BANK
        26,000   Orkla (d)                                               850
                 FOOD & DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                       2,395
                 >CZECH REPUBLIC: 3.7%
        15,000   Komercni Banka (d)                                    2,183
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >LUXEMBOURG: 2.7%
       120,000   SES Global                                            1,560
                 SATELLITE BROADCASTING SERVICES
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GERMANY: 2.6%
        13,000   Deutsche Boerse (d)                            $        779
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
        12,000   Rhoen-Klinikum (d)                                      736
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------
                                                                       1,515
                 >SPAIN: 1.7%
        43,000   Red Electrica (d)                                       962
                 SPANISH POWER GRID
----------------------------------------------------------------------------

                 >ITALY: 1.0%
        34,000   Autogrill (b)(d)                                        566
                 TOLLWAY RESTAURANTS
----------------------------------------------------------------------------

                                                                ------------
EUROPE: TOTAL                                                         31,165

----------------------------------------------------------------------------
ASIA: 24.9%
                 >JAPAN: 20.3%
        38,000   Daito Trust Construction (d)                          1,803
                 APARTMENT BUILDER
        15,000   Hoya (d)                                              1,694
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
        59,000   Shimano (d)                                           1,681
                 BICYCLE COMPONENTS & FISHING TACKLE
         9,700   Funai Electric (d)                                    1,203
                 CONSUMER ELECTRONICS
        64,000   Ushio (d)                                             1,191
                 INDUSTRIAL LIGHT SOURCES
        32,300   Sugi Pharmacy (d)                                     1,095
                 DRUGSTORE OPERATOR
       181,800   Hiroshima Bank (d)                                      960
                 REGIONAL BANK
        11,500   Fast Retailing (d)                                      872
                 APPAREL RETAILER
           310   Dentsu (d)                                              834
                 ADVERTISING AGENCY
        23,000   Olympus Optical (d)                                     490
                 MEDICAL EQUIPMENT & CAMERAS
----------------------------------------------------------------------------
                                                                      11,823
                 >HONG KONG/CHINA: 2.9%
       425,000   Hong Kong Exchanges & Clearing                        1,140
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
       800,000   Global Bio-Chem Technology
                 Group (China)                                           530
                 CHINESE REFINER OF CORN-BASED COMMODITIES
----------------------------------------------------------------------------
                                                                       1,670
                 >SINGAPORE: 1.7%
       600,000   ComfortDelGro                                           570
                 TAXI & MASS TRANSIT SERVICE
        45,000   Venture                                                 438
                 ELECTRONIC CONTRACT MANUFACTURER
----------------------------------------------------------------------------
                                                                       1,008

                                                                ------------
ASIA: TOTAL                                                           14,501
----------------------------------------------------------------------------

1-800-922-6769
                                       52

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
OTHER COUNTRIES: 9.1%
                 >CANADA: 5.7%
        47,000   Talisman Energy                                $      1,267
                 OIL & GAS PRODUCER
       164,400   Kinross Gold (b)                                      1,158
                 GOLD MINING
        50,000   Noranda                                                 877
                 DIVERSIFIED MINING HOLDING COMPANY
----------------------------------------------------------------------------
                                                                       3,302
                 >AUSTRALIA: 3.4%
       300,000   Lion Nathan                                           2,016
                 BEER BREWER/DISTRIBUTOR
----------------------------------------------------------------------------

                                                                ------------
OTHER: TOTAL                                                           5,318

----------------------------------------------------------------------------
LATIN AMERICA: 2.4%
                 >ARGENTINA: 2.4%
      29,200     Tenaris                                               1,428
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------

                                                                ------------
LATIN AMERICA: TOTAL                                                   1,428

                                                                ------------
TOTAL COMMON STOCKS: 89.9%                                            52,412
   (COST: $36,884)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 10.6%
$        6,163   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal Home Loan Bank Note,
                   maturing 4/02/18, market
                   value $6,286 (repurchase
                   proceeds: $6,164)                            $      6,163
----------------------------------------------------------------------------
                 (COST: $6,163)                                        6,163

                                                                ------------
TOTAL INVESTMENTS: 100.5%                                             58,575
    (COST: $43,047) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.5%)                          (287)
                                                                ------------
TOTAL NET ASSETS: 100%                                          $     58,288
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purpose cost of investments was $44,012 and net unrealized appreciation was $14,563 consisting of gross unrealized appreciation of $15,223 and gross unrealized depreciation of $660.

(b)   Non-income producing security.

(c) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

       CURRENCY                VALUE    %OF NET ASSETS
      ------------------      -------   --------------
      Euro                    $16,107         27.6%
      Japanese Yen             11,823         20.3
      US Dollar                 7,591         13.0
      Swiss Franc               6,012         10.3
      British Pounds            4,469          7.7
      Canadian Dollar           3,302          5.7
      Other currencies less
        than 5% of total
        net assets              9,271         15.9
                              -------       ------
                              $58,575        100.5%
                              =======       ======

(d) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

Columbia Acorn International Select
      >Portfolio Diversi1/2cation

At December 31, 2004, the Fund's portfolio investments as a percent of net assets were diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                    $     4,237                 7.3%
Industrial Materials                               2,557                 4.4
Machinery                                          2,402                 4.1
Construction                                       1,803                 3.1
Electrical Components                              1,594                 2.7
Steel                                              1,428                 2.4
Industrial Distribution                            1,127                 1.9
Speciality Chemicals                                 395                 0.7
----------------------------------------------------------------------------
                                                  15,543                26.6
>CONSUMER GOODS/SERVICES
Durable Goods                                      2,707                 4.6
Beverage                                           2,016                 3.5
Retail                                             1,967                 3.4
Food                                               1,806                 3.1
Restaurants                                        1,604                 2.7
Consumer Electronics                               1,203                 2.1
----------------------------------------------------------------------------
                                                  11,303                19.4
>FINANCE
Banks                                              9,989                17.2
Other Finance Companies                              125                 0.2
----------------------------------------------------------------------------
                                                  10,114                17.4

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INFORMATION
Financial Processors                         $     1,919                 3.3%
Semiconductors and
  Related Equipment                                1,694                 2.9
Satellite Broadcasting
  and Services                                     1,560                 2.7
Advertising                                          834                 1.4
Television Broadcasting                              754                 1.3
Contract Manufacturing                               438                 0.7
----------------------------------------------------------------------------
                                                   7,199                12.3
>ENERGY/MINERALS
Oil/Gas Producers                                  1,267                 2.2
Non-Ferrous Metals                                 1,158                 2.0
Mining                                               877                 1.5
Agricultural Commodities
  (includes Forestry)                                530                 0.9
----------------------------------------------------------------------------
                                                   3,832                 6.6
>HEALTH CARE
Medical Equipment                                  2,153                 3.7
Hospital Management                                  736                 1.3
----------------------------------------------------------------------------
                                                   2,889                 5.0
>OTHER INDUSTRIES
Regulated Utilities                                  962                 1.6
Transportation                                       570                 1.0
----------------------------------------------------------------------------
                                                   1,532                 2.6
TOTAL COMMON STOCKS AND
                                             -------------------------------
   OTHER EQUITY-LIKE SECURITIES                   52,412                89.9

SHORT-TERM OBLIGATIONS                             6,163                10.6
                                             -------------------------------
TOTAL INVESTMENTS                                 58,575               100.5

CASH AND OTHER ASSETS
   LESS LIABILITIES                                 (287)               (0.5)
                                             -------------------------------
NET ASSETS                                   $    58,288               100.0%
============================================================================

1-800-922-6769
                                       54

Columbia Acorn Select
      >Major Portfolio Changes in the Fourth Quarter (Unaudited)

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Additions
----------------------------------------------------------------------------
      INFORMATION
AnswerThink                                            0             647,660
Aspect Communications                                  0              80,200
IAC/InterActiveCorp                                    0             720,000
Liberty Media International                            0             235,000
McAfee                                         2,750,000           3,150,000
Skillsoft Publishing                           4,188,100           8,625,900
Tellabs                                        4,100,000           5,100,000
UnitedGlobalCom                                        0           1,100,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
ITT Educational Services                       1,350,000           1,395,000
International Speedway Motors                    460,000             485,000
Safeway                                        1,550,000           2,540,000

----------------------------------------------------------------------------
      FINANCE
Janus Capital                                    360,000           1,220,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
FMC Technologies                                       0             380,000

                                                    NUMBER OF SHARES
                                             -------------------------------
                                                09/30/04            12/31/04

Sales
----------------------------------------------------------------------------
      INFORMATION
Fair Isaac                                     1,000,000             537,800
PeopleSoft                                     2,135,000                   0
Synopsys                                       1,040,000             860,000

----------------------------------------------------------------------------
      HEALTH CARE
First Health Group                             3,350,000           2,836,500

Columbia Acorn Select
      >Statement of Investments, December 31, 2004

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 86.6%
----------------------------------------------------------------------------
INFORMATION: 30.6%
                 >BUSINESS SOFTWARE: 9.5%
     3,150,000   McAfee (b)                                     $     91,130
                 SECURITY SOFTWARE & SERVICES
       860,000   Synopsys (b)                                         16,873
                 SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS
     1,600,000   Novell (b)                                           10,800
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
        80,200   Aspect Communications (b)                               893
                 CALL CENTER SOFTWARE
----------------------------------------------------------------------------
                                                                     119,696
                 >INTERNET: 5.5%
     8,625,900   Skillsoft Publishing (b)(c)                          48,736
                 PROVIDER OF WEB-BASED LEARNING
                   SOLUTIONS (E-LEARNING)
       720,000   IAC/InterActiveCorp (b)                              19,886
                 DOMINATE INTERNET MIDDLEMAN
----------------------------------------------------------------------------
                                                                      68,622
                 >BUSINESS INFORMATION: 4.8%
       470,000   Moody's                                              40,820
                 CREDIT RATING SERVICE
       537,800   Fair Isaac                                           19,727
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
----------------------------------------------------------------------------
                                                                      60,547
                 >TELECOMMUNICATIONS EQUIPMENT: 3.5%
     5,100,000   Tellabs (b)                                          43,809
                 TELECOMMUNICATIONS EQUIPMENT
----------------------------------------------------------------------------

                 >MOBILE COMMUNICATIONS: 3.0%
     2,050,000   American Tower (b)                                   37,720
                 COMMUNICATION TOWERS IN USA & MEXICO
----------------------------------------------------------------------------

                 >INSTRUMENTATION: 2.4%
     1,000,000   Tektronix                                            30,210
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------

                 >TELEVISION PROGRAMMING/CATV: 1.7%
       235,000   Liberty Media International (b)                      10,864
                 CATV HOLDING COMPANY
     1,100,000   UnitedGlobalCom (b)                                  10,626
                 VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
----------------------------------------------------------------------------
                                                                      21,490
                 >COMPUTER SERVICES: 0.2%
       647,660   AnswerThink (b)                                       3,018
                 IT INTEGRATOR FOR FORTUNE 2000
----------------------------------------------------------------------------

                                                                ------------
INFORMATION: TOTAL                                                   385,112

----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 30.4%
                 >RETAIL: 10.5%
     2,540,000   Safeway (b)                                          50,140
                 RETAIL FOOD & DRUG STORES
       975,000   Abercrombie & Fitch                                  45,776
                 TEEN APPAREL RETAILER
       750,000   Costco                                               36,307
                 WAREHOUSE SUPERSTORES
----------------------------------------------------------------------------
                                                                     132,223

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SERVICES: 7.7%
     1,395,000   ITT Educational Services (b)                   $     66,332
                 POSTSECONDARY DEGREE PROGRAMS
       728,000   Weight Watchers (b)                                  29,899
                 WEIGHT LOSS PROGRAM
----------------------------------------------------------------------------
                                                                      96,231

                 >FURNITURE & MANUFACTURERS: 5.4%
       630,000   Coach (b)                                            35,532
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
     1,160,000   Herman Miller                                        32,051
                 OFFICE FURNITURE
----------------------------------------------------------------------------
                                                                      67,583

                 >LEISURE VEHICLES: 4.8%
     1,000,000   Harley-Davidson                                      60,750
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------

                 >ENTERTAINMENT: 2.0%
       485,000   International Speedway Motors                        25,608
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
----------------------------------------------------------------------------

                                                                ------------
CONSUMER GOODS/SERVICES: TOTAL                                       382,395

----------------------------------------------------------------------------
FINANCE: 14.6%
                 >BANKS: 7.0%
     1,970,000   TCF Financial                                        63,316
                 GREAT LAKES BANK
       750,000   Associated Banc-Corp                                 24,908
                 MIDWEST BANK
----------------------------------------------------------------------------
                                                                      88,224
                 >MONEY MANAGEMENT: 4.1%
       729,500   SEI Investments                                      30,588
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
     1,220,000   Janus Capital                                        20,508
                 MANAGES MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                      51,096
                 >INSURANCE: 3.5%
       120,000   Markel (b)                                           43,680
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------

                                                                ------------
FINANCE: TOTAL                                                       183,000

----------------------------------------------------------------------------
HEALTH CARE: 7.3%
                 >SERVICES: 7.3%
     2,836,500   First Health Group (b)                               53,071
                 PPO NETWORK
       910,000   Lincare Holdings (b)                                 38,811
                 HOME HEALTH CARE SERVICES
----------------------------------------------------------------------------
                                                                      91,882

                                                                ------------
HEALTH CARE: TOTAL                                                    91,882

----------------------------------------------------------------------------

1-800-922-6769
                                       56

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 2.7%
                 >LOGISTICS: 2.7%
       620,000   Expeditors International
                 of Washington                                  $     34,646
                 INTERNATIONAL FREIGHT FORWARDER
----------------------------------------------------------------------------

                                                                ------------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      34,646

----------------------------------------------------------------------------
ENERGY/MINERALS: 1.0%
                 >OIL SERVICES: 1.0%
       380,000   FMC Technologies (b)                                 12,236
                 OIL & GAS WELL HEAD MANUFACTURER

----------------------------------------------------------------------------

                                                                ------------
ENERGY/MINERALS: TOTAL                                                12,236

                                                                ------------
TOTAL COMMON STOCKS: 86.6%                                         1,089,271
   (COST: $845,268)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 12.6%

$       30,000   American General Finance
                 2.27% 1/03/05                                  $     29,996
        29,994   Toyota Credit 2.23% 1/04/05                          29,994
        27,000   American Express Finance
                 2.23% 1/03/05                                        26,992
        27,000   BellSouth 2.29% 1/7/05 (d)                           26,990
        16,000   Colgate Palmolive 2.17% 1/10/05                      15,991
        28,072   Repurchase Agreement with
                   State Street Bank & Trust Co.
                   dated 12/31/04, due 1/03/05
                   at 1.90% collateralized by a
                   Federal National Mortgage
                   Association Note,
                   maturing 1/05/05, market
                   value $28,636 (repurchase
                   proceeds: $28,076)                                 28,072
----------------------------------------------------------------------------
                 (AMORTIZED COST: $158,035)                          158,035

                                                                ------------
TOTAL INVESTMENTS: 99.2%                                           1,247,306
   (COST: $1,003,303) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.8%                           9,781
                                                                ------------
TOTAL NET ASSETS: 100%                                          $  1,257,087
============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $1,003,540 and net unrealized appreciation was $243,766 consisting of gross unrealized appreciation of $271,003 and gross unrealized depreciation of $27,237.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company:

      Skillsoft Publishing        8.12%

      The aggregate cost and value of this company at December 31, 2004, was $55,490 and $48,736, respectively. Investments in affiliate companies represent 3.9% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2004, were as follows:

              Dividend Income                           $     --
              Net realized gain or loss                 $     --
              Change in unrealized gain or loss         $ (6,754)

              Purchases                                 $ 55,490
              Proceeds from sales                       $     --

(d) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 2.1% of net assets.

                      This page intentionally left blank.

COLUMBIA ACORN FAMILY OF FUNDS

     >  STATEMENTS OF ASSETS AND LIABILITIES

     >  STATEMENTS OF OPERATIONS

     >  STATEMENTS OF CHANGES IN NET ASSETS

     >  FINANCIAL HIGHLIGHTS

     >  NOTES TO FINANCIAL STATEMENTS

Columbia Acorn Family of Funds
     >Statements of Assets and Liabilities



                                                           COLUMBIA                COLUMBIA                COLUMBIA
                                                            ACORN                   ACORN                   ACORN
DECEMBER 31, 2004                                            FUND               INTERNATIONAL                USA
                                                     --------------------    --------------------    --------------------
(IN THOUSANDS)
ASSETS
Unaffiliated investments (including
    repurchase agreement), at cost                   $          7,749,409    $          1,339,257    $            583,555
Affiliated investments, at cost (See Note 4)                      562,929                      --                   5,636
                                                     --------------------    --------------------    --------------------
Unaffiliated investments, at value                   $         11,871,978    $          2,045,766    $            839,218
Affiliated investments, at value (See Note 4)                   1,928,260                      --                   3,954
Repurchase agreement, at value                                     38,346                   9,076                  26,603
Cash                                                                   --                      57                       1
Foreign currency (cost: Columbia Acorn
    Fund $14,854; Columbia Acorn
    International $16,352; Columbia Acorn
    International Select $50)                                      15,138                  16,664                      --
Receivable for:
    Investments sold                                                4,178                   4,172                      --
    Fund shares sold                                               23,692                   3,551                   2,223
    Dividends and interest                                          6,121                   1,598                     142
    Foreign tax reclaims                                              872                     826                       1
    Expense reimbursement due from Advisor                             --                      --                      --
Deferred Trustees' Compensation Investments                         1,498                     524                     102
Other assets                                                           --                      --                      --
                                                     --------------------    --------------------    --------------------
    Total Assets                                               13,890,083               2,082,234                 872,244

LIABILITIES
Payable to custodian bank                                              89                      --                      --
Payable for:
    Investments purchased                                           7,118                   4,458                     449
    Fund shares redeemed                                           34,382                   1,502                     635
    12b-1 Service & Distribution fees                               2,594                      76                     109
    Legal & audit fees                                                267                      77                      45
    Reports to shareholders                                         1,759                     382                     171
    Deferred Trustees' fees                                         1,498                     524                     102
    Transfer agent fees                                               558                      95                      37
    Trustees' fees                                                     11                      --                      --
    Custody fees                                                      113                     101                       2
    Other liabilities                                                 235                       7                      12
                                                     --------------------    --------------------    --------------------
    Total Liabilities                                              48,624                   7,222                   1,562
                                                     --------------------    --------------------    --------------------
NET ASSETS                                           $         13,841,459    $          2,075,012    $            870,682
                                                     ====================    ====================    ====================

COMPOSITION OF NET ASSETS
Paid in capital                                      $          8,128,938    $          1,406,584    $            580,054
Undistributed net investment income
    (Accumulated net investment loss)                             (20,921)                 16,151                    (103)
Accumulated net realized gain (loss)                              206,806                 (63,744)                 10,147
Net unrealized appreciation on:
    Investments                                                 5,526,246                 715,585                 280,584
    Foreign currency translations                                     390                     436                      --
                                                     --------------------    --------------------    --------------------
NET ASSETS                                           $         13,841,459    $          2,075,012    $            870,682
                                                     ====================    ====================    ====================
Net asset value per share -- Class A (a)             $              25.93    $              28.75    $              24.77
    (Net assets/shares)                               ($2,669,936/102,978)         ($70,582/2,455)        ($112,509/4,542)

Maximum offering price
    per share -- Class A (b)                         $              27.51    $              30.50    $              26.28
    (Net asset value per share/
    front-end sales charge)                                ($25.93/0.9425)         ($28.75/0.9425)         ($24.77/0.9425)

Net asset value and offering
    price per share -- Class B (a)                   $              25.19    $              28.18    $              24.14
    (Net assets/shares)                                ($1,399,135/55,544)         ($54,752/1,943)         ($72,643/3,010)

Net asset value and offering
    price per share -- Class C (a)                   $              25.18    $              28.19    $              24.14
    (Net assets/shares)                                ($1,083,006/43,004)         ($30,547/1,084)         ($39,643/1,642)

Net asset value and offering
    price per share  -- Class Z (c)                  $              26.45    $              29.03    $              25.20
    (Net assets/shares)                               ($8,689,382/328,514)     ($1,919,131/66,102)       ($645,887/25,635)




                                                           COLUMBIA                COLUMBIA
                                                            ACORN                   ACORN
DECEMBER 31, 2004                                    INTERNATIONAL SELECT           SELECT
                                                     --------------------    --------------------
(IN THOUSANDS)
ASSETS
Unaffiliated investments (including
    repurchase agreement), at cost                   $             43,047    $            947,813
Affiliated investments, at cost (See Note 4)                           --                  55,490
                                                     --------------------    --------------------
Unaffiliated investments, at value                   $             52,412    $          1,170,498
Affiliated investments, at value (See Note 4)                          --                  48,736
Repurchase agreement, at value                                      6,163                  28,072
Cash                                                                   --*                      1
Foreign currency (cost: Columbia Acorn
    Fund $14,854; Columbia Acorn
    International $16,352; Columbia Acorn
    International Select $50)                                          50                      --
Receivable for:
    Investments sold                                                   11                      --
    Fund shares sold                                                  408                  12,610
    Dividends and interest                                             72                     158
    Foreign tax reclaims                                               13                      --
    Expense reimbursement due from Advisor                              3                      --
Deferred Trustees' Compensation Investments                            --                      --
Other assets                                                           11                      16
                                                     --------------------    --------------------
    Total Assets                                                   59,143               1,260,091

LIABILITIES
Payable to custodian bank                                              --                      --
Payable for:
    Investments purchased                                             674                     681
    Fund shares redeemed                                               78                   1,508
    12b-1 Service & Distribution fees                                   5                     344
    Legal & audit fees                                                 24                      42
    Reports to shareholders                                            48                     273
    Deferred Trustees' fees                                            16                      57
    Transfer agent fees                                                 6                      97
    Trustees' fees                                                     --                      --*
    Custody fees                                                        4                       2
    Other liabilities                                                  --                      --
                                                     --------------------    --------------------
    Total Liabilities                                                 855                   3,004
                                                     --------------------    --------------------
NET ASSETS                                           $             58,288    $          1,257,087
                                                     ====================    ====================

COMPOSITION OF NET ASSETS
Paid in capital                                      $             73,860    $          1,005,933
Undistributed net investment income
    (Accumulated net investment loss)                                  49                     (57)
Accumulated net realized gain (loss)                              (31,151)                  7,208
Net unrealized appreciation on:
    Investments                                                    15,528                 244,003
    Foreign currency translations                                       2                      --
                                                     --------------------    --------------------
NET ASSETS                                           $             58,288    $          1,257,087
                                                     ====================    ====================

Net asset value per share -- Class A (a)             $              17.85    $              20.83
    (Net assets/shares)                                       ($4,357/244)       ($515,842/24,767)

Maximum offering price
    per share -- Class A (b)                         $              18.94    $              22.10
    (Net asset value per share/
    front-end sales charge)                                ($17.85/0.9425)         ($20.83/0.9425)

Net asset value and offering
    price per share -- Class B (a)                   $              17.36    $              20.23
    (Net assets/shares)                                       ($5,097/294)        ($185,545/9,172)

Net asset value and offering
    price per share -- Class C (a)                   $              17.38    $              20.23
    (Net assets/shares)                                       ($2,543/146)        ($110,435/5,459)

Net asset value and offering
    price per share  -- Class Z (c)                  $              18.02    $              21.13
    (Net assets/shares)                                    ($46,291/2,569)       ($445,265/21,073)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

*     Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769
                                       60

Columbia Acorn Family of Funds
      >Statements of Operations
       For the Year Ended December 31, 2004



                                                                                                 COLUMBIA
                                                    COLUMBIA        COLUMBIA       COLUMBIA        ACORN        COLUMBIA
                                                      ACORN           ACORN          ACORN     INTERNATIONAL      ACORN
(IN THOUSANDS)                                        FUND        INTERNATIONAL       USA          SELECT        SELECT
                                                   -----------    -------------    ---------    ------------    ---------
INVESTMENT INCOME:
    Dividend income                                $   104,281    $      39,926    $   2,493    $        838    $   4,481
    Dividend income from affiliates (See Note 4)         7,758               --           --              --           --
    Interest income                                     11,206              777          730              31        1,485
                                                   -----------    -------------    ---------    ------------    ---------
                                                       123,245           40,703        3,223             869        5,966
    Foreign taxes withheld                              (4,147)          (3,906)          (5)            (87)          --
                                                   -----------    -------------    ---------    ------------    ---------
        Total Investment Income                        119,098           36,797        3,218             782        5,966
EXPENSES:
Management fee                                          79,884           14,433        6,825             431        8,663
Administration fee                                       5,759              838          356              22          461
12b-1 Service and Distribution fees:
    Class A                                              6,960              178          306              10        1,140
    Class B                                             11,958              422          637              36        1,407
    Class C                                              9,641              253          373              27          869
Transfer agent fees:
    Class A                                              3,024              102          156               9          550
    Class B                                              3,149              154          173              19          466
    Class C                                              1,843               60           72               7          203
    Class Z                                              3,399            1,333          286              69          401
Custody fees                                             1,516            1,320           30              51           30
Trustees' fees                                             656               95           41               2           23
Registration & blue sky fees                               593               87          111              60          220
Reports to shareholders                                  4,347              899          394              92          630
Legal & audit fees                                       1,091              145          119              32           78
Compliance fees                                            172               25           11               1           14
Non-recurring costs (See Note 8)                         1,116              162           69               4           90
Other expenses                                             285               56           22               9           28
                                                   -----------    -------------    ---------    ------------    ---------
    Total expenses                                     135,393           20,562        9,981             881       15,273
Less custody fees paid indirectly                          (27)              (1)          (1)             --*          (1)
Less reimbursement of expenses
    by Advisor                                              --               --           --            (131)          --
Less reimbursement of expenses
    by Transfer Agent                                   (2,101)            (305)        (122)            (15)        (222)
Non-recurring costs reimbursed (See Note 8)             (1,116)            (162)         (69)             (4)         (90)
                                                   -----------    -------------    ---------    ------------    ---------
    Net Expenses                                       132,149           20,094        9,789             731       14,960
                                                   -----------    -------------    ---------    ------------    ---------
    Net Investment Income (Loss)                       (13,051)          16,703       (6,571)             51       (8,994)
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                           656,773          175,318       32,045           7,210       47,420
    Affiliated investments (See Note 4)                 36,513               --       (3,800)             --           --
    Foreign currency transactions                         (102)             563           --              (2)          --
                                                   -----------    -------------    ---------    ------------    ---------
    Net realized gain                                  693,184          175,881       28,245           7,208       47,420
                                                   ===========    =============    =========    ============    =========
Net change in net unrealized appreciation/
    depreciation on:
    Unaffiliated investments                         1,640,564          276,024      123,786           2,774      140,545
    Affiliated investments (See Note 4)                 59,516               --       (1,838)             --       (6,754)
    Foreign currency translations                        1,919              911           --             (12)          --
                                                   -----------    -------------    ---------    ------------    ---------
    Net change in unrealized appreciation/
        depreciation                                 1,701,999          276,935      121,948           2,762      133,791
                                                   ===========    =============    =========    ============    =========
    Net realized and unrealized gain                 2,395,183          452,816      150,193           9,970      181,211
                                                   -----------    -------------    ---------    ------------    ---------
Net Increase in Net Assets resulting
    from Operations                                $ 2,382,132    $     469,519    $ 143,622    $     10,021    $ 172,217
                                                   ===========    =============    =========    ============    =========

*     Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds
     >Statements of Changes in Net Assets



                                                       COLUMBIA                     COLUMBIA ACORN
                                                      ACORN FUND                     INTERNATIONAL
                                              Year Ended      Year Ended      Year Ended       Year Ended
INCREASE (DECREASE) IN NET ASSETS            December 31,    December 31,    December 31,     December 31,
                                             ------------    ------------    -------------    -------------
(IN THOUSANDS)                                   2004            2003            2004             2003
OPERATIONS:
Net investment income (loss)                 $    (13,051)   $     (9,911)   $      16,703    $      15,934
Net realized gain (loss) on investments
  and foreign currency transactions               693,184          90,682          175,881           (7,144)
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                 1,701,999       2,974,675          276,935          561,990
                                             ------------    ------------    -------------    -------------
  Net Increase from Operations                  2,382,132       3,055,446          469,519          570,780

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                     --              --             (374)            (106)
  Net realized gain -- Class A                    (89,952)         (1,752)              --               --
  Net investment income -- Class B                     --              --              (75)              --
  Net realized gain -- Class B                    (49,011)         (1,116)              --               --
  Net investment income -- Class C                     --              --              (42)              --
  Net realized gain -- Class C                    (37,671)           (813)              --               --
  Net investment income -- Class Z                 (5,620)             --          (16,439)          (5,829)
  Net realized gain -- Class Z                   (290,184)         (6,236)              --               --
                                             ------------    ------------    -------------    -------------
    Total Distribution to Shareholders           (472,438)         (9,917)         (16,930)          (5,935)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                        703,271       1,041,782           19,736           45,279
  Distributions reinvested -- Class A              81,405           1,584              306               80
  Redemptions -- Class A                         (453,387)       (259,438)         (17,531)         (42,948)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class A              331,289         783,928            2,511            2,411

  Subscriptions -- Class B                         90,732         364,144           10,422           11,463
  Distributions reinvested -- Class B              44,616           1,018               66               --
  Redemptions -- Class B                         (146,696)        (88,744)          (7,152)          (5,639)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class B              (11,348)        276,418            3,336            5,824

  Subscriptions -- Class C                        145,878         375,513            8,030           14,870
  Distributions reinvested -- Class C              30,636             673               35               --
  Redemptions -- Class C                         (136,434)        (73,548)          (6,936)         (13,396)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class C               40,080         302,638            1,129            1,474

  Subscriptions -- Class Z                      1,596,519       1,682,204          206,434          220,802
  Distributions reinvested -- Class Z             254,191           5,443           14,669            5,336
  Redemptions -- Class Z                       (1,447,781)       (667,986)        (284,074)        (434,204)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class Z              402,929       1,019,661          (62,971)        (208,066)
                                             ------------    ------------    -------------    -------------
    Net Increase (Decrease) from
      Share Transactions                          762,950       2,382,645          (55,995)        (198,357)
                                             ------------    ------------    -------------    -------------
Redemption Fees                                        --              --               86              400
                                             ------------    ------------    -------------    -------------
Total Increase in Net Assets                    2,672,644       5,428,174          396,680          366,888

NET ASSETS:
Beginning of period                            11,168,815       5,740,641        1,678,332        1,311,444
                                             ------------    ------------    -------------    -------------
End of period                                $ 13,841,459    $ 11,168,815    $   2,075,012    $   1,678,332
                                             ============    ============    =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $    (20,921)   $      6,955    $      16,151    $      16,493
                                             ============    ============    =============    =============




                                                      COLUMBIA                       COLUMBIA ACORN
                                                      ACORN USA                   INTERNATIONAL SELECT
                                              Year Ended      Year Ended      Year Ended       Year Ended
INCREASE (DECREASE) IN NET ASSETS            December 31,    December 31,    December 31,     December 31,
                                             ------------    ------------    -------------    -------------
(IN THOUSANDS)                                   2004            2003            2004             2003
OPERATIONS:
Net investment income (loss)                 $     (6,571)   $     (4,408)   $          51    $         136
Net realized gain (loss) on investments
  and foreign currency transactions                28,245           7,301            7,208             (425)
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                   121,948         172,313            2,762           12,936
                                             ------------    ------------    -------------    -------------
  Net Increase from Operations                    143,622         175,206           10,021           12,647

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                     --              --               (6)              --
  Net realized gain -- Class A                       (622)             --               --               --
  Net investment income -- Class B                     --              --               --               --
  Net realized gain -- Class B                       (415)             --               --               --
  Net investment income -- Class C                     --              --               --               --
  Net realized gain -- Class C                       (224)             --               --               --
  Net investment income -- Class Z                     --              --             (151)             (19)
  Net realized gain -- Class Z                     (3,487)             --               --               --
                                             ------------    ------------    -------------    -------------
    Total Distribution to Shareholders             (4,748)             --             (157)             (19)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                         27,362          60,457            1,860            2,350
  Distributions reinvested -- Class A                 572              --                5               --
  Redemptions -- Class A                          (22,954)        (23,188)            (763)          (3,212)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class A                4,980          37,269            1,102             (862)

  Subscriptions -- Class B                          4,936          19,327            1,664            1,577
  Distributions reinvested -- Class B                 375              --               --               --
  Redemptions -- Class B                          (10,452)         (8,053)            (586)            (989)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class B               (5,141)         11,274            1,078              588

  Subscriptions -- Class C                          5,707          13,056              786            3,211
  Distributions reinvested -- Class C                 187              --               --               --
  Redemptions -- Class C                           (8,114)         (4,575)          (2,429)          (3,564)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class C               (2,220)          8,481           (1,643)            (353)

  Subscriptions -- Class Z                        199,048         221,496           11,787           23,389
  Distributions reinvested -- Class Z               3,134              --              146               18
  Redemptions -- Class Z                         (161,267)        (83,975)          (7,456)         (25,393)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class Z               40,915         137,521            4,477           (1,986)
                                             ------------    ------------    -------------    -------------
    Net Increase (Decrease) from
      Share Transactions                           38,534         194,545            5,014           (2,613)
                                             ------------    ------------    -------------    -------------
Redemption Fees                                        --              --                4               39
                                             ------------    ------------    -------------    -------------
Total Increase in Net Assets                      177,408         369,751           14,882           10,054

NET ASSETS:
Beginning of period                               693,274         323,523           43,406           33,352
                                             ------------    ------------    -------------    -------------
End of period                                $    870,682    $    693,274    $      58,288    $      43,406
                                             ============    ============    =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $       (103)   $         92    $          49    $         142
                                             ============    ============    =============    =============




                                                       COLUMBIA
                                                     ACORN SELECT
                                              Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS            December 31,    December 31,
                                             ------------    ------------
(IN THOUSANDS)                                   2004            2003
OPERATIONS:
Net investment income (loss)                 $     (8,994)   $     (4,419)
Net realized gain (loss) on investments
  and foreign currency transactions                47,420           8,643
Net change in net unrealized appreciation/
  depreciation on investments and
  foreign currency translations                   133,791          95,023
                                             ------------    ------------
  Net Increase from Operations                    172,217          99,247

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                     --              --
  Net realized gain -- Class A                    (10,300)         (1,172)
  Net investment income -- Class B                     --              --
  Net realized gain -- Class B                     (3,895)           (563)
  Net investment income -- Class C                     --              --
  Net realized gain -- Class C                     (2,321)           (301)
  Net investment income -- Class Z                     --              --
  Net realized gain -- Class Z                     (8,700)         (2,145)
                                             ------------    ------------
    Total Distribution to Shareholders            (25,216)         (4,181)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                        274,350         237,520
  Distributions reinvested -- Class A               9,614           1,096
  Redemptions -- Class A                          (91,343)        (30,378)
                                             ------------    ------------
  Net Increase (Decrease) -- Class A              192,621         208,238

  Subscriptions -- Class B                         61,755          78,641
  Distributions reinvested -- Class B               3,496             507
  Redemptions -- Class B                          (19,113)         (9,321)
                                             ------------    ------------
  Net Increase (Decrease) -- Class B               46,138          69,827

  Subscriptions -- Class C                         49,173          50,838
  Distributions reinvested -- Class C               1,934             257
  Redemptions -- Class C                          (17,236)         (4,391)
                                             ------------    ------------
  Net Increase (Decrease) -- Class C               33,871          46,704

  Subscriptions -- Class Z                        204,740         301,467
  Distributions reinvested -- Class Z               6,716           1,920
  Redemptions -- Class Z                         (114,619)       (150,913)
                                             ------------    ------------
  Net Increase (Decrease) -- Class Z               96,837         152,474
                                             ------------    ------------
    Net Increase (Decrease) from
      Share Transactions                          369,467         477,243
                                             ------------    ------------
Redemption Fees                                        --              --
                                             ------------    ------------
Total Increase in Net Assets                      516,468         572,309

NET ASSETS:
Beginning of period                               740,619         168,310
                                             ------------    ------------
End of period                                $  1,257,087    $    740,619
                                             ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME OR
 (ACCUMULATED NET INVESTMENT LOSS)           $        (57)   $        (21)
                                             ============    ============


See accompanying notes to financial statements.

1-800-922-6769
                                  62-63 Spread

Columbia Acorn Family of Funds
       >Statements of Changes in Net Assets, continued



                                                      COLUMBIA                      COLUMBIA ACORN
                                                     ACORN FUND                      INTERNATIONAL
                                              Year Ended      Year Ended      Year Ended       Year Ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:    December 31,    December 31,    December 31,     December 31,
                                             ------------    ------------    -------------    -------------
(IN THOUSANDS)                                   2004            2003            2004             2003
Subscriptions -- Class A                           29,671          56,202              809            2,734
Shares issued in reinvestment and capital
  gains -- Class A                                  3,255              73               13                5
Less shares redeemed -- Class A                   (19,230)        (14,204)            (722)          (2,590)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class A               13,696          42,071              100              149

Subscriptions -- Class B                            3,928          20,371              438              653
Shares issued in reinvestment and capital
  gains -- Class B                                  1,836              48                3               --
Less shares redeemed -- Class B                    (6,388)         (5,154)            (301)            (343)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class B                 (624)         15,265              140              310

Subscriptions -- Class C                            6,282          20,690              333              911
Shares issued in reinvestment and capital
  gains -- Class C                                  1,261              32                2               --
Less shares redeemed -- Class C                    (5,916)         (4,207)            (293)            (833)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class C                1,627          16,515               42               78

Subscriptions -- Class Z                           66,041          89,984            8,246           13,104
Shares issued in reinvestment and capital
  gains -- Class Z                                  9,967             249              624              313
Less shares redeemed -- Class Z                   (60,621)        (36,502)         (11,723)         (25,027)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class Z               15,387          53,731           (2,853)         (11,610)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                            30,086         127,582           (2,571)         (11,073)
                                             ------------    ------------    -------------    -------------




                                                       COLUMBIA                      COLUMBIA ACORN
                                                       ACORN USA                  INTERNATIONAL SELECT
                                              Year Ended      Year Ended      Year Ended       Year Ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:    December 31,    December 31,    December 31,     December 31,
                                             ------------    ------------    -------------    -------------
(IN THOUSANDS)                                   2004            2003            2004             2003
Subscriptions -- Class A                            1,239           3,345              116              216
Shares issued in reinvestment and capital
  gains -- Class A                                     24              --               --*              --
Less shares redeemed -- Class A                    (1,043)         (1,309)             (49)            (294)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class A                  220           2,036               67              (78)

Subscriptions -- Class B                              229           1,087              108              137
Shares issued in reinvestment and capital
  gains -- Class B                                     16              --               --               --
Less shares redeemed -- Class B                      (485)           (512)             (38)             (95)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class B                 (240)            575               70               42

Subscriptions -- Class C                              261             724               52              311
Shares issued in reinvestment and capital
  gains -- Class C                                      8              --               --               --
Less shares redeemed -- Class C                      (379)           (279)            (167)            (339)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class C                 (110)            445             (115)             (28)

Subscriptions -- Class Z                            8,912          12,184              707            2,239
Shares issued in reinvestment and capital
  gains -- Class Z                                    128              --               10                2
Less shares redeemed -- Class Z                    (7,291)         (4,772)            (479)          (2,435)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) -- Class Z                1,749           7,412              238             (194)
                                             ------------    ------------    -------------    -------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                             1,619          10,468              260             (258)
                                             ------------    ------------    -------------    -------------




                                                       COLUMBIA
                                                     ACORN SELECT
                                              YEAR ENDED      YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:    DECEMBER 31,    DECEMBER 31,
                                             ------------    ------------
(IN THOUSANDS)                                   2004            2003
Subscriptions -- Class A                           14,418          14,227
Shares issued in reinvestment and capital
  gains -- Class A                                    473              63
Less shares redeemed -- Class A                    (4,824)         (1,869)
                                             ------------    ------------
  Net Increase (Decrease) -- Class A               10,067          12,421

Subscriptions -- Class B                            3,336           4,854
Shares issued in reinvestment and capital
  gains -- Class B                                    177              30
Less shares redeemed -- Class B                    (1,035)           (601)
                                             ------------    ------------
  Net Increase (Decrease) -- Class B                2,478           4,283

Subscriptions -- Class C                            2,649           3,102
Shares issued in reinvestment and capital
  gains -- Class C                                     98              15
Less shares redeemed -- Class C                      (929)           (271)
                                             ------------    ------------
  Net Increase (Decrease) -- Class C                1,818           2,846

Subscriptions -- Class Z                           10,606          18,117
Shares issued in reinvestment and capital
  gains -- Class Z                                    326             108
Less shares redeemed -- Class Z                    (5,997)         (8,676)
                                             ------------    ------------
  Net Increase (Decrease) -- Class Z                4,935           9,549
                                             ------------    ------------
  Net Increase (Decrease) in Shares of
    Beneficial Interest                            19,298          29,099
                                             ------------    ------------


*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

1-800-922-6769
                                  64-65 Spread

Columbia Acorn Family of Funds
      >Financial Highlights

COLUMBIA ACORN FUND



Class A Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003         2002          2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     22.20      $     15.34    $   17.80    $   17.19    $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                         (0.05)           (0.07)       (0.07)       (0.05)        0.01
Net realized and unrealized gain (loss)                   4.69             6.95        (2.39)        1.01         1.22
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      4.64             6.88        (2.46)        0.96         1.23
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --               --           --           --        (0.06)
From net realized gains                                  (0.91)           (0.02)          --        (0.35)       (1.86)
                                                                    -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.91)           (0.02)          --        (0.35)       (1.92)
                                                                    -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     25.93      $     22.20    $   15.34    $   17.80    $   17.19
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         21.05%(d)        44.85%      (13.82)%       5.56%        7.40%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.20%            1.33%        1.42%        1.42%        1.25%(g)(h)
Net investment income (loss) (f)                         (0.21)%          (0.36)%      (0.45)%      (0.33)%       0.17%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     20%              10%          13%          20%          29%
Net assets at end of period (000'S)                $ 2,669,936      $ 1,982,260    $ 724,121    $ 306,405    $  18,252


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.03% and 0.39% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                 2004            2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     21.75      $     15.13    $   17.67    $   17.17    $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.22)           (0.18)       (0.17)       (0.16)       (0.01)
Net realized and unrealized gain (loss)                   4.57             6.82        (2.37)        1.01         1.22
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      4.35             6.64        (2.54)        0.85         1.21
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --               --           --           --        (0.06)
From net realized gains                                  (0.91)           (0.02)          --        (0.35)       (1.86)
                                                                    -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.91)           (0.02)          --        (0.35)       (1.92)
                                                                    -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     25.19      $     21.75    $   15.13    $   17.67    $   17.17
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         20.15%(d)        43.89%      (14.37)%       4.92%        7.27%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.95%            1.98%        2.07%        2.07%        1.90%(g)(h)
Net investment loss (f)                                  (0.96)%          (1.01)%      (1.10)%      (0.98)%      (0.48)%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     20%              10%          13%          20%          29%
Net assets at end of period (000'S)                $ 1,399,135      $ 1,221,931    $ 618,727    $ 286,422    $  15,951


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     21.75      $     15.12    $   17.66    $   17.17    $   17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.22)           (0.18)       (0.17)       (0.17)       (0.01)
Net realized and unrealized gain (loss)                   4.56             6.83        (2.37)        1.01         1.22
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      4.34             6.65        (2.54)        0.84         1.21
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --               --           --           --        (0.06)
From net realized gains                                  (0.91)           (0.02)          --        (0.35)       (1.86)
                                                                    -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.91)           (0.02)          --        (0.35)       (1.92)
                                                                    -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     25.18      $     21.75    $   15.12    $   17.66    $   17.17
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         20.11%(d)        43.99%      (14.38)%       4.86%        7.27%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.95%            1.98%        2.07%        2.07%        1.90%(g)(h)
Net investment loss (f)                                  (0.96)%          (1.01)%      (1.10)%      (0.98)%      (0.48)%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     20%              10%          13%          20%          29%
Net assets at end of period (000'S)                $ 1,083,006      $   900,016    $ 376,024    $ 150,727    $   8,510


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.

See accompanying notes to financial statements.

1-800-922-6769
                                       66

COLUMBIA ACORN INTERNATIONAL



Class A Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                 2004             2003         2002         2001      2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     22.45      $     15.32    $   18.35    $   23.84    $   28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                 0.14             0.10         0.05         0.01         0.02
Net realized and unrealized gain (loss)                   6.31             7.08        (3.07)       (5.11)       (1.26)
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      6.45             7.18        (3.02)       (5.10)       (1.24)
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.15)           (0.05)       (0.01)          --           --
From net realized gains                                     --               --           --        (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.15)           (0.05)       (0.01)       (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     28.75      $     22.45    $   15.32    $   18.35    $   23.84
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         28.91%(d)        46.94%      (16.46)%     (21.59)%  (4.85)%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.48%            1.59%        1.56%        1.65%        1.26%(g)(h)
Net investment income (f)                                 0.61%            0.57%        0.30%        0.03%        0.73%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     40%              40%          52%          45%          63%
Net assets at end of period (000'S)                $    70,582      $    52,872    $  33,806    $  25,587    $  10,323


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.59% and 0.40% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     22.07      $     15.11    $   18.22    $   23.81    $   28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                         (0.04)           (0.02)       (0.06)       (0.12)        0.01
Net realized and unrealized gain (loss)                   6.19             6.98        (3.05)       (5.08)       (1.28)
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      6.15             6.96        (3.11)       (5.20)       (1.27)
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.04)              --           --           --           --
                                                   -----------      -----------    ---------    ---------    ---------
From net realized gains                                     --               --           --        (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.04)              --           --        (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     28.18      $     22.07    $   15.11    $   18.22    $   23.81
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         27.91%(d)        46.06%      (17.07)%     (22.04)%      (4.97)%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              2.27%            2.24%        2.21%        2.30%        1.91%(g)(h)
Net investment income (loss) (f)                         (0.18)%          (0.10)%      (0.35)%      (0.62)%       0.08%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     40%              40%          52%          45%          63%
Net assets at end of period (000'S)                $    54,752      $    39,800    $  22,560    $  17,235    $   5,675


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     22.06      $     15.11    $   18.21    $   23.81    $   28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                         (0.03)           (0.01)       (0.06)       (0.13)        0.01
Net realized and unrealized gain (loss)                   6.20             6.96        (3.04)       (5.08)       (1.28)
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      6.17             6.95        (3.10)       (5.21)       (1.27)
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.04)              --           --           --           --
From net realized gains                                     --               --           --        (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.04)              --           --        (0.39)       (3.59)
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     28.19      $     22.06    $   15.11    $   18.21    $   23.81
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         28.01%(d)        46.00%      (17.02)%     (22.08)%      (4.97)%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              2.24%            2.24%        2.21%        2.30%        1.91%(g)(h)
Net investment income (loss) (f)                         (0.15)%          (0.06)%      (0.35)%      (0.62)%       0.08%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     40%              40%          52%          45%          63%
Net assets at end of period (000'S)                $    30,547      $    22,990    $  14,575    $  14,327    $   3,965


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.

Columbia Acorn Family of Funds
      >Financial Highlights continued

COLUMBIA ACORN USA



Class A Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     20.74      $     14.18    $   17.50    $   14.88    $   13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.24)           (0.22)       (0.19)       (0.19)       (0.01)
Net realized and unrealized gain (loss)                   4.41             6.78        (3.13)        2.96         1.06
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      4.17             6.56        (3.32)        2.77         1.05
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                  (0.14)              --           --        (0.15)          --
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.14)              --           --        (0.15)          --
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     24.77      $     20.74    $   14.18    $   17.50    $   14.88
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         20.12%(d)        46.26%      (18.97)%      18.65%        7.59%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              1.51%            1.65%        1.74%        1.84%        1.41%(g)(h)
Net investment loss (f)                                  (1.08)%          (1.26)%      (1.21)%      (1.13)%      (0.73)%(g)(h)
Reimbursement                                             0.02%                                        --           --
Portfolio turnover rate                                     18%               7%          31%          24%          45%
Net assets at end of period (000'S)                $   112,509      $    89,650    $  32,422    $  20,455    $     798


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.17% and (0.49)% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     20.36      $     14.01    $   17.40    $   14.87    $   13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.39)           (0.32)       (0.29)       (0.30)       (0.03)
Net realized and unrealized gain (loss)                   4.31             6.67        (3.10)        2.96         1.07
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      3.92             6.35        (3.39)        2.66         1.04
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                  (0.14)              --           --        (0.13)          --
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.14)              --           --        (0.13)          --
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                           24.14      $     20.36    $   14.01    $   17.40    $   14.87
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         19.26%(d)        45.32%      (19.48)%      17.92%        7.52%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              2.23%            2.30%        2.39%        2.49%        2.06%(g)(h)
Net investment loss (f)                                  (1.80)%          (1.91)%      (1.86)%      (1.78)%      (1.38)%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     18%               7%          31%          24%          45%
Net assets at end of period (000'S)                $    72,643      $    66,175    $  37,478    $  27,722    $     685


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                           Year ended December 31,
                                                   -------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003          2002         2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $     20.36      $     14.01    $   17.40    $   14.87    $   13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                  (0.39)           (0.32)       (0.29)       (0.30)       (0.03)
Net realized and unrealized gain (loss)                   4.31             6.67        (3.10)        2.96         1.07
                                                   -----------      -----------    ---------    ---------    ---------
    Total from Investment Operations                      3.92             6.35        (3.39)        2.66         1.04
                                                   -----------      -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                  (0.14)              --           --        (0.13)          --
                                                   -----------      -----------    ---------    ---------    ---------
    Total Distributions Declared to Shareholders         (0.14)              --           --        (0.13)          --
                                                   -----------      -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $     24.14      $     20.36    $   14.01    $   17.40    $   14.87
                                                   ===========      ===========    =========    =========    =========
Total Return (c)                                         19.26%(d)        45.32%      (19.48)%      17.92%        7.52%(e)
                                                   -----------      -----------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                              2.23%            2.30%        2.39%        2.49%        2.06%(g)(h)
Net investment loss (f)                                  (1.80)%          (1.91)%      (1.86)%      (1.78)%      (1.38)%(g)(h)
Reimbursement                                             0.02%              --           --           --           --
Portfolio turnover rate                                     18%               7%          31%          24%          45%
Net assets at end of period (000'S)                $    39,643      $    35,662    $  18,313    $  13,049    $     347


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.

See accompanying notes to financial statements.

1-800-922-6769
                                       68

COLUMBIA ACORN INTERNATIONAL SELECT



Class A Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                 2004           2003          2002          2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.45      $   10.24      $   12.07      $   17.15      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        0.00(c)        0.03          (0.01)         (0.09)         (0.03)
Net realized and unrealized gain (loss)                 3.43           4.18          (1.82)         (4.90)         (0.53)
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.43           4.21          (1.83)         (4.99)         (0.56)
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                             (0.03)            --             --          (0.01)            --
From net realized gains                                   --             --             --          (0.08)            --
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders       (0.03)            --             --          (0.09)            --
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   17.85      $   14.45      $   10.24      $   12.07      $   17.15
                                                   =========      =========      =========      =========      =========
Total Return (d)                                       23.76%(e)      41.11%(e)     (15.16)%(e)    (29.17)%(e)     (3.16)%(f)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            1.75%          1.80%          1.80%          1.80%          1.68%(h)(i)
Net investment income (loss) (g)                       (0.03)%         0.24%         (0.09)%        (0.67)%        (1.18)%(h)(i)
Reimbursement                                           0.37%          0.44%          0.33%          0.23%            --
Portfolio turnover rate                                   73%            69%           102%            82%            79%
Net assets at end of period (000'S)                $   4,357      $   2,557      $   2,612      $   2,861      $   3,172


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) The ratios of expenses and net investment loss to average net assets, previously reported as 1.29% and (0.79)% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004            2003           2002           2001         2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.12      $   10.08      $   11.96      $   17.13      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.10)         (0.06)         (0.08)         (0.18)         (0.05)
Net realized and unrealized gain (loss)                 3.34           4.10          (1.80)         (4.90)         (0.53)
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.24           4.04          (1.88)         (5.08)         (0.58)
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --             --             --          (0.01)            --
From net realized gains                                   --             --             --          (0.08)            --
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders          --             --             --          (0.09)            --
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   17.36      $   14.12      $   10.08      $   11.96      $   17.13
                                                   =========      =========      =========      =========      =========
Total Return (c)                                       22.95%(d)      40.08%(d)     (15.72)%(d)    (29.73)%(d)     (3.27)%(e)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                            2.38%          2.45%          2.45%          2.45%          2.33%(g)(h)
Net investment loss (f)                                (0.66)%        (0.52)%        (0.74)%        (1.32)%        (1.83)%(g)(h)
Reimbursement                                           0.58%          0.44%          0.33%          0.23%            --
Portfolio turnover rate                                   73%            69%           102%            82%            79%
Net assets at end of period (000'S)                $   5,097      $   3,162      $   1,835      $   2,069      $   1,551


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004           2003          2002           2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.14      $   10.09      $   11.97      $   17.14      $   17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.11)         (0.05)         (0.08)         (0.18)         (0.05)
Net realized and unrealized gain (loss)                 3.35           4.10          (1.80)         (4.90)         (0.52)
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.24           4.05          (1.88)         (5.08)         (0.57)
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --             --             --          (0.01)            --
From net realized gains                                   --             --             --          (0.08)            --
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders          --             --             --          (0.09)            --
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   17.38      $   14.14      $   10.09      $   11.97      $   17.14
                                                   =========      =========      =========      =========      =========
Total Return (c)                                       22.91%(d)      40.14%(d)     (15.71)%(d)    (29.71)%(d)     (3.22)%(e)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                            2.45%          2.45%          2.45%          2.45%          2.33%(g)(h)
Net investment loss (f)                                (0.73)%        (0.41)%        (0.74)%        (1.32)%    (1.83)%(g)(h)
Reimbursement                                           0.35%          0.44%          0.33%          0.23%            --
Portfolio turnover rate                                   73%            69%           102%            82%            79%
Net assets at end of period (000'S)                $   2,543      $   3,691      $   2,915      $   3,885      $   3,399


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.

Columbia Acorn Family of Funds
      >Financial Highlights continued

COLUMBIA ACORN SELECT



Class A Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                               2004           2003           2002            2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   18.01      $   13.93      $   15.17      $   14.12      $   13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.16)         (0.20)         (0.16)         (0.10)         (0.01)
Net realized and unrealized gain (loss)                 3.42           4.37          (1.08)          1.18           0.86
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.26           4.17          (1.24)          1.08           0.85
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --             --             --             --          (0.01)
From net realized gains                                (0.44)         (0.09)            --          (0.03)         (0.19)
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders       (0.44)         (0.09)            --          (0.03)         (0.20)
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   20.83      $   18.01      $   13.93      $   15.17      $   14.12
                                                   =========      =========      =========      =========      =========
Total Return (c)                                       18.16%(d)      29.95%         (8.17)%(d)      7.65%(d)       6.32%(e)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.47%(f)       1.63%(f)       1.70%(f)       1.70%          1.61%(f)(g)(h)
Net investment loss                                    (0.86)%(f)     (1.15)%(f)     (1.11)%(f)     (0.79)%        (0.62)%(f)(g)(h)
Reimbursement                                           0.02%            --           0.10%          0.18%            --
Portfolio turnover rate                                   34%            16%            40%            82%           116%
Net assets at end of period (000'S)                $ 515,842      $ 264,679      $  31,742      $  11,900      $   3,267


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 0.76% and 0.23% respectively, were revised to reflect all class specific expenses in this period.



Class B Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004           2003           2002           2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   17.64      $   13.73      $   15.05      $   14.10      $   13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.31)         (0.29)         (0.25)         (0.20)         (0.01)
Net realized and unrealized gain (loss)                 3.34           4.29          (1.07)          1.18           0.84
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.03           4.00          (1.32)          0.98           0.83
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --             --             --             --          (0.01)
From net realized gains                                (0.44)         (0.09)            --          (0.03)         (0.19)
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders       (0.44)         (0.09)            --          (0.03)         (0.20)
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   20.23      $   17.64      $   13.73      $   15.05      $   14.10
                                                   =========      =========      =========      =========      =========
Total Return (c)                                       17.24%(d)      29.14%         (8.77)%(d)      6.95%(d)       6.17%(e)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                2.26%(f)       2.28%(f)       2.35%(f)       2.35%          2.26%(f)(g)(h)
Net investment loss                                    (1.65)%(f)     (1.80)%(f)     (1.76)%(f)     (1.44)%        (1.27)%(f)(g)(h)
Reimbursement                                           0.02%            --           0.10%          0.18%            --
Portfolio turnover rate                                   34%            16%            40%            82%           116%
Net assets at end of period (000'S)                $ 185,545      $ 118,064      $  33,106      $  13,358      $   4,249


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.



Class C Shares                                                            Year ended December 31,
                                                   ---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004           2003           2002           2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $   17.64      $   13.73      $   15.05      $   14.10      $   13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                (0.30)         (0.30)         (0.25)         (0.20)         (0.01)
Net realized and unrealized gain (loss)                 3.33           4.30          (1.07)          1.18           0.84
                                                   ---------      ---------      ---------      ---------      ---------
    Total from Investment Operations                    3.03           4.00          (1.32)          0.98           0.83
                                                   ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                --             --             --             --          (0.01)
From net realized gains                                (0.44)         (0.09)            --          (0.03)         (0.19)
                                                   ---------      ---------      ---------      ---------      ---------
    Total Distributions Declared to Shareholders       (0.44)         (0.09)            --          (0.03)         (0.20)
                                                   ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   20.23      $   17.64      $   13.73      $   15.05      $   14.10
                                                   =========      =========      =========      =========      =========
Total Return (c)                                       17.24%(d)      29.14%         (8.77)%(d)      6.95%(d)       6.17%(e)
                                                   ---------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                2.25%(f)       2.28%(f)       2.35%(f)       2.35%          2.26%(f)(g)(h)
Net investment loss                                    (1.64)%(f)     (1.80)%(f)     (1.76)%(f)     (1.44)%        (1.27)%(f)(g)(h)
Reimbursement                                           0.02%            --           0.10%          0.18%            --
Portfolio turnover rate                                   34%            16%            40%            82%           116%
Net assets at end of period (000'S)                $ 110,435      $  64,212      $  10,919      $   4,945      $   1,070

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.

See accompanying notes to financial statements.

1-800-922-6769
                                       70

Columbia Acorn Family of Funds
      >Notes to Financial Statements

1. Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select imposed a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z or Class A shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begins on page 78 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies

      >Security valuation

Securities of the Funds are valued at marked value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

      >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of

Columbia Acorn Family of Funds
      >Notes to Financial Statements, continued

the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

      >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

      >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2004.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

1-800-922-6769
                                       72

      >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statements of Operations.

      >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

      >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for distribution reclassifications, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments, REIT adjustments, net operating loss reclassifications and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                       UNDISTRIBUTED OR
                         ACCUMULATED     ACCUMULATED                NET
                        NET INVESTMENT   NET REALIZED  PAID IN   UNREALIZED
                        INCOME (LOSS)    GAIN (LOSS)   CAPITAL  APPRECIATION
----------------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund        $(3,401)       $(31,294)    $34,695    $   --
Columbia Acorn
   International              (115)         (1,100)         --     1,215
Columbia Acorn USA           6,612               2      (6,614)       --
Columbia Acorn
   International

   Select                       13             (13)         --        --
Columbia Acorn Select        8,958         (14,760)      5,802        --

      Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                         LONG-
                                                          TERM
                                         ORDINARY       CAPITAL
DECEMBER 31, 2004                        INCOME*         GAINS
-----------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                         $30,840      $441,598
Columbia Acorn International                 16,930            --
Columbia Acorn USA                               --         4,748
Columbia Acorn International Select             157            --
Columbia Acorn Select                            --        25,216

                                                         LONG-
                                                          TERM
                                         ORDINARY       CAPITAL
DECEMBER 31, 2003                        INCOME*         GAINS
-----------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                          $   --        $9,917
Columbia Acorn International                  5,935            --
Columbia Acorn USA                               --            --
Columbia Acorn International Select              19            --
Columbia Acorn Select                           736         3,445

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                        UNDISTRIBUTED    UNDISTRIBUTED
                           ORDINARY        LONG-TERM    NET UNREALIZED
                            INCOME       CAPITAL GAINS  APPRECIATION*
----------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund             $13,818       $195,429      $5,504,772
Columbia Acorn
    International                31,140             --         700,391
Columbia Acorn USA                   --         13,435         280,331
Columbia Acorn
    International
    Select                        1,031             --          14,562
Columbia Acorn Select               896          6,548         243,766

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to deferral of losses from wash sales and PFIC adjustments.

Columbia Acorn Family of Funds
      >Notes to Financial Statements, continued

      The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                  COLUMBIA ACORN  COLUMBIA ACORN
EXPIRATION               INTERNATIONAL        USA
--------------------------------------------------------
(IN THOUSANDS)
2009                            $    --          $2,529*
2010                             14,102             506
2011                             48,477              --
========================================================
TOTAL                           $62,579          $3,035

YEAR OF                                  COLUMBIA ACORN
EXPIRATION                         INTERNATIONAL SELECT
--------------------------------------------------------
(IN THOUSANDS)

2009                                            $16,135
2010                                             12,528
2011                                              2,488
========================================================
TOTAL                                           $31,151

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

      The following capital loss carryforwards were utilized during the year ended December 31, 2004:

--------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn International                   $173,711
Columbia Acorn USA                               10,064
Columbia Acorn International Select               6,949
========================================================

4. Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs. Prior to April 1, 2004, Columbia Management Group, Inc. was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
--------------------------------------------------------
Net asset value:
On the first $700 million                          0.75%
Next $1.3 billion                                  0.70%
Net assets in excess of $2 billion                 0.65%

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------
Net asset value:
On the first $100 million                          1.20%
Next $400 million                                  0.95%
Net assets in excess of $500 million               0.75%

COLUMBIA ACORN USA
--------------------------------------------------------
Net asset value:
On the first $200 million                          0.95%
Net assets in excess of $200 million               0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------
On average daily net assets:                       0.95%

COLUMBIA ACORN SELECT
--------------------------------------------------------
Net asset value:
On the first $700 million                          0.90%
Net assets in excess of $700 million               0.85%

Prior to August 1, 2004:
On average daily net assets:                       0.90%

For the year ended December 31, 2004, the Funds' effective investment advisory fee rates were as follows:

--------------------------------------------------------
Columbia Acorn Fund                                0.66%
Columbia Acorn International                       0.82
Columbia Acorn USA                                 0.91
Columbia Acorn International Select                0.95
Columbia Acorn Select                              0.89
========================================================

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.740% - up to $700 million; 0.690% - $700 million to $2 billion; 0.640% - $2 billion to $6 billion; 0.630% - $6 billion and over; COLUMBIA ACORN INTERNATIONAL - 1.190% - up to $100 million; 0.940% - $100 million to $500 million; 0.740% - $500 million and over; COLUMBIA ACORN USA - 0.940% - up to $200 million; 0.890% - $200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.940% on average daily net assets; COLUMBIA ACORN SELECT - 0.850% - up to $700 million; 0.800% - $700 million and over. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

1-800-922-6769
                                       74

      >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Class A, Class B and Class C shares and 1.35% of the average annual net assets for Columbia Acorn Select Class A, Class B and Class C shares.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

COLUMBIA ACORN TRUST
-----------------------------------------------------------
Average daily net asset value:
On the first $8 billion                               0.05%
Next $8 billion                                       0.04%
Average daily net asset in excess of $16 billion      0.03%

      For the year ended December 31, 2004 each Fund's effective administration fee rate was 0.048%.

      Prior to August 1, 2004, Columbia WAM was paid at the annual rate of 0.05% of each Funds' average daily net assets.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31, 2004, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select have been advised that CFDI retained $1,170,055 in underwriting discounts on the sale of Class A shares and received CDSCs of $32,159, $2,713,414, $185,003, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires it to pay CFDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires each Fund to pay CFDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. Prior to August 1, 2004, each Fund paid CFDI a monthly distribution fee equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B shares and Class C, respectively.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to October 1, 2004, the Transfer Agent received a fee, paid monthly, at the annual rate of $28.00 per account. Prior to February 1, 2004, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.07% of the average daily net assets attributable to Class A, Class B and Class C shares plus flat-rate charges based on the number of shareholder accounts and transactions for Class A, Class B, Class C and Class Z shares.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2004, including each Fund's portion of a special payment to the chairman of the board of $25,000 for extraordinary time and effort spent on board matters during 2004, were as follows:

--------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                                $656
Columbia Acorn International                         95
Columbia Acorn USA                                   41
Columbia Acorn International Select                   2
Columbia Acorn Select                                23
========================================================

      In April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2004, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 36, 50 and 57, respectively.

Columbia Acorn Family of Funds
      >Notes to Financial Statements, continued

      During the year ended December 31, 2004, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                                     PURCHASES      SALES
---------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund                         $33,441     $   741
Columbia Acorn International                  3,657      13,528
Columbia Acorn USA                               --       1,963
Columbia Acorn International Select             608       4,794
Columbia Acorn Select                            --         889

5. Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were:

COLUMBIA ACORN FUND
--------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                 $ 2,641,143
  Proceeds from sales                         2,226,641
========================================================

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                 $   688,543
  Proceeds from sales                           800,140
========================================================

COLUMBIA ACORN USA
--------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                 $   141,569
  Proceeds from sales                           127,021
========================================================

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                 $    33,091
  Proceeds from sales                            31,991
========================================================

COLUMBIA ACORN SELECT
--------------------------------------------------------
(IN THOUSANDS)

Investment securities
  Purchases                                 $   516,805
  Proceeds from sales                           297,997
========================================================

7. Redemption Fees

For the year ended December 31, 2004, the redemption fees for the Class Z shares of Columbia Acorn International and Columbia Acorn International Select amounted to $85,858 and $3,572, respectively.

8. Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and

1-800-922-6769
                                       76
desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland, and consolidated class action and derivative complaints have been filed.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the Trustees of the Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Trust and Columbia WAM intend to defend these suits vigorously. The Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

      In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      For the year ended December 31, 2004, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

--------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                              $1,116
Columbia Acorn International                        162
Columbia Acorn USA                                   69
Columbia Acorn International Select                   4
Columbia Acorn Select                                90
========================================================

Columbia Thermostat Fund
          >Statement of Investments, December 31, 2004

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                             VALUE (000)
------------------------------------------------------------------
               >BOND FUNDS: 59.4%
      6,761    Columbia Intermediate Bond Fund,
               Class Z                                   $ 61,593
      3,451    Columbia Federal Securities Fund,
               Class Z                                     36,995
      2,795    Columbia High Yield Fund,
               Class Z                                     24,623
------------------------------------------------------------------
               TOTAL BOND FUNDS (COST: $122,197)          123,211

               >STOCK FUNDS: 40.0%
      2,291    Columbia Growth Stock Fund,
               Class Z (b)                                 20,683
      1,134    Columbia Growth & Income Fund,
               Class Z                                     20,598
        628    Columbia Acorn Fund,
               Class Z                                     16,623
        466    Columbia Mid Cap Value Fund,
               Class Z (b)                                 12,465
        590    Columbia Acorn Select,
               Class Z                                     12,463
------------------------------------------------------------------
               TOTAL STOCK FUNDS (COST: $66,413)           82,832

SHORT-TERM OBLIGATIONS: 0.4%

$       740    Repurchase Agreement with
                 State Street Bank & Trust Co.
                 dated 12/31/04, due 1/03/05
                 at 1.90% Collateralized by a
                 Federal National Mortgage
                 Association Note, maturing
                 1/05/05, market value $760
                 (repurchase proceeds: $740)                  740
------------------------------------------------------------------
               (AMORTIZED COST: $740)                         740

                                                         ---------
TOTAL INVESTMENTS: 99.8%                                  206,783
               (COST: $189,350) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.2%                  481

                                                         ---------
TOTAL NET ASSETS: 100%                                   $207,264
==================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2004, for federal income tax purposes cost of investments was $189,862 and net unrealized appreciation was $16,921 consisting of gross unrealized appreciation of $17,021 and gross unrealized depreciation of $100.

(b)   Non-income producing security.

1-800-922-6769
                                       78

Columbia Thermostat Fund
         >Statement of Assets and Liabilities


DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS
Unaffiliated investments, at value (cost $740)                                      $         740
Affiliated investments, at value (cost: $188,610)                                         206,043

Cash                                                                                            1
Receivable for:
    Fund shares sold                                                                          304
    Dividends and interest                                                                    473
Expense reimbursement due from Advisor                                                         80
--------------------------------------------------------------------------------------------------
    Total Assets                                                                          207,641

LIABILITIES
Payable for:
    Fund shares redeemed                                                                      148
    Transfer agent fees                                                                        20
    Custody fees                                                                                1
    Legal & audit fees                                                                         18
    Reports to shareholders                                                                    71
    12b-1 Service & Distribution fees                                                         105
    Other liabilities                                                                          14
--------------------------------------------------------------------------------------------------
    Total Liabilities                                                                         377
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $     207,264
==================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                                     $     186,468
Undistributed net investment income                                                            15
Accumulated net realized gain                                                               3,348
Net unrealized appreciation on investments                                                 17,433
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $     207,264
==================================================================================================

Net asset value per share -- Class A (a)                                            $       13.11
    (Net assets/shares)                                                            ($77,092/5,879)

Maximum offering price per share -- Class A (b)                                     $       13.91
    (Net asset value per share/front-end sales charge)                             ($13.11/0.9425)

Net asset value and offering price per share -- Class B (a)                         $       13.14
    (Net assets/shares)                                                            ($78,040/5,941)

Net asset value and offering price per share -- Class C (a)                         $       13.13
    (Net assets/shares)                                                            ($31,161/2,372)

Net asset value, offering and redemption price per share -- Class Z                 $       13.12
    (Net assets/shares)                                                            ($20,971/1,598)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

Columbia Thermostat Fund
         >Statement of Operations
          For the Year Ended December 31, 2004


(IN THOUSANDS)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

    Dividends from affiliated investment company shares                             $       4,834
    Interest income                                                                            12
-------------------------------------------------------------------------------------------------
    Total Investment Income                                                                 4,846

EXPENSES:
Management fee                                                                                177
Administration fee                                                                             84
12b-1 Service and Distribution fees:
    Class A                                                                                   225
    Class B                                                                                   631
    Class C                                                                                   276
Transfer agent fees:
    Class A                                                                                   107
    Class B                                                                                   154
    Class C                                                                                    54
    Class Z                                                                                    26
Trustees' fees                                                                                  4
Custody fees                                                                                   15
Legal & audit fees                                                                             29
Reports to shareholders                                                                       145
Registration & blue sky fees                                                                   97
Compliance fees                                                                                 3
Non-recurring costs (See Note 7)                                                               16
Other expenses                                                                                  8
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          2,051
Less custody fees paid indirectly                                                              --*
Less fees waived by Distributor                                                               (65)
Less reimbursement of expenses by Advisor                                                    (403)
Less reimbursement of expenses by Transfer Agent                                              (55)
Non-recurring costs reimbursed (See Note 7)                                                   (16)
-------------------------------------------------------------------------------------------------
    Net Expenses                                                                            1,512
-------------------------------------------------------------------------------------------------
    Net Investment Income                                                                   3,334

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
    Affiliated investments                                                                  2,200
    Distributions from affiliated investment company shares                                 1,492
-------------------------------------------------------------------------------------------------
    Net realized gain                                                                       3,692
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                        8,154
-------------------------------------------------------------------------------------------------
    Net realized and unrealized gain                                                       11,846
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                                          $      15,180
=================================================================================================


* Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769
                                       80

Columbia Thermostat Fund
      >Statement of Changes in Net Assets



INCREASE IN NET ASSETS                                                               Year ended      Year ended
                                                                                    December 31,    December 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                          2004          2003 (a)
OPERATIONS:
Net investment income                                                               $       3,334   $         696
Net realized gain on investments and distributions from investment company shares           3,692             272
Net change in net unrealized appreciation on investments                                    8,154           9,219
------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                                                             15,180          10,187

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                                         (1,488)           (395)
  Net realized gain -- Class A                                                               (141)            (21)
  Net investment income -- Class B                                                           (997)           (108)
  Net realized gain -- Class B                                                               (146)            (30)
  Net investment income -- Class C                                                           (383)            (43)
  Net realized gain -- Class C                                                                (61)            (10)
  Net investment income -- Class Z                                                           (450)           (160)
  Net realized gain -- Class Z                                                                (36)            (14)
------------------------------------------------------------------------------------------------------------------
    Total Distributions to Shareholders                                                    (3,702)           (781)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                                                 42,302          40,815
  Distributions reinvested -- Class A                                                       1,425             373
  Redemptions -- Class A                                                                  (13,080)         (1,441)
------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                                                  30,647          39,747

  Subscriptions -- Class B                                                                 27,802          48,741
  Distributions reinvested -- Class B                                                       1,024             125
  Redemptions -- Class B                                                                   (6,671)         (1,176)
------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                                  22,155          47,690

  Subscriptions -- Class C                                                                 12,939          19,668
  Distributions reinvested -- Class C                                                         378              44
  Redemptions -- Class C                                                                   (4,000)         (1,015)
------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class C                                                                   9,317          18,697

  Subscriptions -- Class Z                                                                  8,408           9,094
  Distributions reinvested -- Class Z                                                         470             166
  Redemptions -- Class Z                                                                   (3,140)         (1,023)
------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                                                   5,738           8,237
------------------------------------------------------------------------------------------------------------------
    Net Increase from Share Transactions                                                   67,857         114,371
------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                               79,335         123,777
------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                                       127,929           4,152
------------------------------------------------------------------------------------------------------------------
End of period                                                                       $     207,264   $     127,929
==================================================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME                                                 $          15   $          --
==================================================================================================================


(a) Class A, Class B and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

See accompanying notes to financial statements.

Columbia Thermostat Fund
         >Statement of Changes in Net Assets, continued



CHANGES IN SHARES OF BENEFICIAL INTEREST:                                            December 31,    December 31,
-----------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                          2004          2003 (a)
Subscriptions -- Class A                                                                    3,381           3,529
Shares issued in reinvestment and capital gains -- Class A                                    110              31
Less shares redeemed -- Class A                                                            (1,049)           (123)
-----------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                                                                   2,442           3,437

Subscriptions -- Class B                                                                    2,213           4,268
Shares issued in reinvestment and capital gains -- Class B                                     79              10
Less shares redeemed -- Class B                                                              (530)            (99)
-----------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                                   1,762           4,179

Subscriptions -- Class C                                                                    1,028           1,712
Shares issued in reinvestment and capital gains -- Class C                                     29               4
Less shares redeemed -- Class C                                                              (316)            (85)
-----------------------------------------------------------------------------------------------------------------
  Net Increase -- Class C                                                                     741           1,631

Subscriptions -- Class Z                                                                      669             821
Shares issued in reinvestment and capital gains -- Class Z                                     36              14
Less shares redeemed -- Class Z                                                              (250)            (91)
-----------------------------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                                                     455             744
-----------------------------------------------------------------------------------------------------------------
  Net increase in Shares of Beneficial Interest                                             5,400           9,991
-----------------------------------------------------------------------------------------------------------------


(a) Class A, Class B and Class D commenced operations March 3, 2003. On October 13, 2003, Class D was redesignated Class C.

See accompanying notes to financial statements

1-800-922-6769
                                       82

Columbia Thermostat Fund
       >Financial Highlights



                                                                               Inception
                                                                              March 3, 2003
                                                                Year Ended      Through
Class A                                                        December 31,    December 31,
                                                               ------------   ------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                           $      12.30   $      10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.28           0.18
Net realized and unrealized gain                                       0.81           2.15
                                                               ------------   ------------
    Total from Investment Operations                                   1.09           2.33
                                                               ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.25)         (0.13)
From net realized gains                                               (0.03)         (0.00)(b)
                                                               ------------   ------------
    Total Distributions Declared to Shareholders                      (0.28)         (0.13)
                                                               ------------   ------------
NET ASSET VALUE, END OF PERIOD                                 $      13.11   $      12.30
                                                               ============   ============
Total Return (c)(d)                                                    8.92%         23.10%(e)
                                                               ------------   ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                                        0.50%          0.57%(h)
Net investment income (g)                                              2.23%          1.86%(h)
Reimbursement                                                          0.33%          0.66%(h)
Portfolio turnover rate                                                  67%            61%
Net assets at end of period (000'S)                            $     77,092   $     42,271


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h) Annualized.



                                                                              Inception
                                                                             March 3, 2003
                                                                 Year Ended    Through
Class B                                                        December 31,   December 31,
                                                               ------------   ------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                           $      12.32   $      10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.19           0.10
Net realized and unrealized gain                                       0.83           2.16
                                                               ------------   ------------
    Total from Investment Operations                                   1.02           2.26
                                                               ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.17)         (0.04)
From net realized gains                                               (0.03)         (0.00)(b)
                                                               ------------   ------------
    Total Distributions Declared to Shareholders                      (0.20)         (0.04)
                                                               ------------   ------------
NET ASSET VALUE, END OF PERIOD                                 $      13.14   $      12.32
                                                               ============   ============
Total Return (c)(d)                                                    8.27%         22.38%(e)
                                                               ------------   ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                                        1.18%          1.32%(h)
Net investment income (g)                                              1.55%          1.06%(h)
Reimbursement                                                          0.29%          0.66%(h)
Portfolio turnover rate                                                  67%            61%
Net assets at end of period (000'S)                            $     78,040   $     51,501


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.



                                                                              Inception
                                                                             March 3, 2003
                                                                Year Ended     Through
Class C                                                        December 31,   December 31,
                                                               ------------   ------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                           $      12.32   $      10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.19           0.11
Net realized and unrealized gain                                       0.81           2.15
                                                               ------------   ------------
    Total from Investment Operations                                   1.00           2.26
                                                               ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            (0.16)         (0.04)
From net realized gains                                               (0.03)         (0.00)(b)
                                                               ------------   ------------
    Total Distributions Declared to Shareholders                      (0.19)         (0.04)
                                                               ------------   ------------
NET ASSET VALUE, END OF PERIOD                                 $      13.13   $      12.32
                                                               ============   ============
Total Return (c)(d)                                                    8.13%         22.38%(e)
                                                               ------------   ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                                        1.25%          1.32%(h)
Net investment income (g)                                              1.48%          1.10%(h)
Reimbursement                                                          0.26%          0.66%(h)
Portfolio turnover rate                                                  67%            61%
Net assets at end of period (000'S)                            $     31,161   $     20,087


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Had the Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

See accompanying notes to financial statements

Columbia Thermostat Fund
      >Notes to Financial Statements

1. Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, commenced operations September 25, 2002. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares:
Class A, Class B, Class C and Class Z. On October 13, 2003, Class D was redesignated Class C.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment advisor. As of December 31, 2004, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund and Columbia Growth Stock
Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

2. Significant Accounting Policies

      >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. Repurchase agreements, high quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

      >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

      >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z Transfer Agent
fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

1-800-922-6769
                                       84

      >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

      >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Fund's net assets as follows:

               UNDISTRIBUTED    ACCUMULATED
               NET INVESTMENT   NET REALIZED
                   INCOME           GAIN       PAID IN CAPITAL
--------------------------------------------------------------
(IN THOUSANDS)

                    $(1)           $(166)           $167

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the year ended December 31, 2004 and December 31, 2003 was as follows:

                                DECEMBER 31,    DECEMBER 31,
                                    2004            2003
------------------------------------------------------------
(IN THOUSANDS)

Distributions paid from:
   Ordinary Income*                $3,645           $771
   Long-Term
     Capital Gains                     57             10

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

               UNDISTRIBUTED    UNDISTRIBUTED
                  ORDINARY        LONG-TERM    NET UNREALIZED
                   INCOME       CAPITAL GAINS   APPRECIATION*
--------------------------------------------------------------
(IN THOUSANDS)

                   $2,436          $1,446          $16,921

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to deferral of losses from wash sales.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA") furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Prior to April 1, 2004, Columbia Management Group, Inc. was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

      >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class A, Class B and Class C shares. Columbia WAM has the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. This will be accomplished by the payment of an expense reimbursement fee by the Fund to Columbia WAM

Columbia Thermostat Fund
      >Notes to Financial Statements, continued

computed and paid monthly, with a limitation that immediately after such payment the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) will not exceed 0.25% annually. Prior to August 1, 2003, Columbia WAM had agreed to voluntarily reimburse the direct operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.60% of the average annual net assets of the Fund's Class A, Class B and Class C shares.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
-------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                       0.05%
Next $8 billion                                               0.04%
Average daily net asset value in excess of $16 billion        0.03%

      For the year ended December 31, 2004 the Fund's effective administration fee rate was 0.048%.

      Prior to August 1, 2004, Columbia WAM was paid at an annual rate of 0.05% of the Fund's average daily net assets.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31, 2004, the Fund has been advised that CFDI retained $166,684 in underwriting discounts on the sale of Class A shares and received CDSCs of $43, $164,282 and $14,900 on Class A, Class B and Class C share redemptions, respectively.

      The Fund has adopted a 12b-1 plan which requires it to pay CFDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires the Fund pay CFDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. Prior to August 1, 2004, the Fund paid CFDI a monthly distribution fee equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to October 1, 2004, the Transfer Agent received a fee, paid monthly, at the annual rate of $28.00 per open account. Prior to February 1, 2004, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.07% of the average daily net assets attributable to Class A, Class B and Class C shares plus flat-rate charges based on the number of shareholder accounts and transactions for Class A, Class B, Class C and Class Z shares.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the year ended December 31, 2004, including the Fund's portion of a special payment to the chairman of the board of $25,000 for extraordinary time and effort spent on board matters during 2004, were $3,722.

      In April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" on the Statement of Operations.

5. Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were:

-----------------------------------------------------------------
(IN THOUSANDS

  Purchases                                             $187,095
  Proceeds from sales                                    118,286
=================================================================

1-800-922-6769
                                       86

7. Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland, and consolidated class action and derivative complaints have been filed.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the Trustees of the Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees or the Trust breached certain common law duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that

Columbia Thermostat Fund
      >Notes to Financial Statements, continued

the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.The Trust and Columbia WAM intend to defend these suits vigorously. The Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      For the year ended December 31, 2004, Columbia Management has assumed $16,377 of consulting services and legal fees incurred by the Fund in connection with these matters.

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


Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
COLUMBIA ACORN TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes for the year ended December 31, 2003 and the financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose reported dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 14, 2005

Columbia Acorn Family of Funds
      >Unaudited Information

FEDERAL INCOME TAX INFORMATION (IN THOUSANDS)
COLUMBIA ACORN

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $655,225.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL

Foreign taxes paid during the fiscal year ended December 31, 2004, amounting to $3,925 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2004.

      Gross income derived from sources within foreign countries amounted to $39,927 ($0.56 per share) for the fiscal year ended December 31, 2004.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN USA

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $18,183.

COLUMBIA ACORN INTERNATIONAL SELECT

Foreign taxes paid during the fiscal year ended December 31, 2004, amounting to $87 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2004.

      Gross income derived from sources within foreign countries amounted to $838 ($0.26 per share) for the fiscal year ended December 31, 2004.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA ACORN SELECT

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $36,867.

COLUMBIA THERMOSTAT FUND

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $1,530.

      12.29% of the ordinary income distributed by the Fund, for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 11.21%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2004 to December 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

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


Change in Independent Registered
Public Accounting Firm

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Funds. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Funds.

      E&Y's report on the financial statements of each Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

Columbia Acorn Family of Funds Class A, B and C Share Information

MINIMUM INITIAL INVESTMENT IN
COLUMBIA ACORN INTERNATIONAL,
COLUMBIA ACORN INTERNATIONAL
SELECT, COLUMBIA ACORN SELECT,
COLUMBIA THERMOSTAT FUND                    $1,000
                                            $1,000 FOR AN IRA

MINIMUM INITIAL INVESTMENT IN
COLUMBIA ACORN FUND,
COLUMBIA ACORN USA                          $50,000
MINIMUM SUBSEQUENT
INVESTMENT IN ALL FUNDS                     $50
EXCHANGE FEE                                NONE

COLUMBIA ACORN FUND                               CLASS A    CLASS B    CLASS C
      Management Fees                              0.66%      0.66%      0.66%
      Distribution and Service (12b-1) Fees        0.31%      0.94%      1.00%
      Other Expenses                               0.23%      0.35%      0.29%
                                                --------------------------------
      Expense Ratio                                1.20%      1.95%      1.95%


COLUMBIA ACORN INTERNATIONAL                      CLASS A    CLASS B    CLASS C
      Management Fees                              0.82%      0.82%      0.82%
      Distribution and Service (12b-1) Fees        0.31%      0.93%      1.00%
      Other Expenses                               0.35%      0.52%      0.42%
                                                --------------------------------
      Expense Ratio                                1.48%      2.27%      2.24%


COLUMBIA ACORN USA                                CLASS A    CLASS B    CLASS C
      Management Fees                              0.91%      0.91%      0.91%
      Distribution and Service (12b-1) Fees        0.31%      0.94%      1.00%
      Other Expenses                               0.29%      0.38%      0.32%
                                                --------------------------------
      Expense Ratio                                1.51%      2.23%      2.23%


COLUMBIA ACORN INTERNATIONAL SELECT               CLASS A    CLASS B    CLASS C
      Management Fees                              0.95%      0.95%      0.95%
      Distribution and Service (12b-1) Fees        0.30%      0.93%      1.00%
      Other Expenses                               0.50%      0.50%      0.50%
                                                --------------------------------
      Expense Ratio                                1.75%      2.38%      2.45%


COLUMBIA ACORN SELECT                             CLASS A    CLASS B    CLASS C
      Management Fees                              0.89%      0.89%      0.89%
      Distribution and Service (12b-1) Fees        0.30%      0.93%      1.00%
      Other Expenses                               0.28%      0.44%      0.36%
                                                --------------------------------
      Expense Ratio                                1.47%      2.26%      2.25%


COLUMBIA THERMOSTAT*                              CLASS A    CLASS B    CLASS C
      Management Fees                              0.10%      0.10%      0.10%
      Distribution and Service (12b-1) Fees        0.35%      0.93%      1.00%
      Other Expenses                               0.05%      0.15%      0.15%
                                                --------------------------------
      Expense Ratio                                0.50%      1.18%      1.25%


Fees and expenses are for the year ended December 31, 2004 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2005. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2005. EFFECTIVE AUGUST 1, 2004, EACH FUND'S CLASS A SHARE 12B-1 FEE WAS REDUCED TO 25 BASIS POINTS, RESULTING IN THE ELIMINATION OF THE 10 BASIS POINT DISTRIBUTION FEE ON CLASS A SHARES. IN ADDITION, EACH FUND'S 12B-1 FEE FOR CLASS B SHARES WAS REDUCED FROM 100 BASIS POINTS TO 85 BASIS POINTS, DECREASING THE DISTRIBUTION PORTION OF THE 12B-1 FEE TO 60 BASIS POINTS.

* Does not include estimated fees and expenses of 0.86% incurred by the Fund from the underlying portfolio funds.

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


                      This page intentionally left blank.

Board of Trustees and Management of Columbia Acorn Funds

Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

THE ADDRESS FOR THE TRUSTEES AND OFFICERS OF THE TRUST IS COLUMBIA WANGER ASSET MANAGEMENT, L.P., 227 WEST MONROE STREET, SUITE 3000, CHICAGO, ILLINOIS 60606.


                                                                                     NUMBER OF
    NAME, POSITION(S)     YEAR FIRST                                              PORTFOLIOS IN
   WITH COLUMBIA ACORN    ELECTED OR           PRINCIPAL OCCUPATION(S)             FUND COMPLEX
        AND AGE AT        APPOINTED                     DURING                     OVERSEEN BY                  OTHER
     JANUARY 1, 2005      TO OFFICE*               PAST FIVE YEARS               TRUSTEE/OFFICER            DIRECTORSHIPS
------------------------ ----------- -----------------------------------------   ---------------   --------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF COLUMBIA ACORN:

MARGARET EISEN, 51,          2002    Chief Investment Officer, EAM International         6          Antigenics, Inc.
Trustee                              LLC since 2003; former chair, Institute for                    (biotechnology and drugs);
                                     Financial Markets; formerly managing                           Global Financial Group
                                     director, DeGuardiola Advisors; formerly                       (venture capital fund of
                                     managing director, North American Equities at                  funds); Lehman Brothers/First
                                     General Motors Asset Management; prior                         Trust Income Opportunity Fund
                                     thereto, director of Worldwide Pension                         (high-yield closed-end fund).
                                     Investments for DuPont Asset Management.

JEROME KAHN, JR., 70,        1987    Former president, William Harris Investors,         6          None.
Trustee                              Inc. (investment adviser).

STEVEN N. KAPLAN, 45,        1999    Neubauer Family Professor of Entrepreneurship       6          Morningstar, Inc.
Trustee                              and Finance, Graduate School of Business,                      (provider of independent
                                     University of Chicago.                                         investment research).

DAVID C. KLEINMAN, 69,       1972    Adjunct professor of strategic management,          6          Sonic Foundry, Inc.(software);
Trustee                              University of Chicago Graduate School of                       Irex Corporation
                                     Business; Business consultant.                                 (insulation contracting).

ALLAN B. MUCHIN, 69,         1998    Chairman emeritus, Katten Muchin Zavis              6          Alberto-Culver Company
Trustee                              Rosenman (law firm).                                           (toiletries) until 1/27/05.

ROBERT E. NASON, 68,         1998    Consultant and private investor since 1998;         6          None.
Trustee and Chairman                 from 1990-1998, executive partner and chief
                                     executive officer, member of the executive
                                     committee of Grant Thornton, LLP (public
                                     accounting firm) and member of the policy
                                     board of Grant Thornton International.

JOHN A. WING, 69,            2002    Frank Wakely Gunsaulus Professor of Law and         6          AmerUs Life Holdings (life
Trustee                              Finance, and chairman of the Center for the                    insurance); LDF, Inc. and Labe
                                     Study of Law and Financial Markets, Illinois                   Federal Bank (banking); Margo
                                     Institute of Technology; prior thereto,                        Caribe, Inc. (farming).
                                     chairman of the board and chief executive
                                     officer of ABN-AMRO Incorporated, formerly
                                     The Chicago Corporation, and chief executive
                                     officer of Market Liquidity Network, LLC.

TRUSTEES WHO ARE INTERESTED PERSONS OF COLUMBIA ACORN:

CHARLES P. MCQUAID, 51,      1992    President, Columbia WAM since October, 2003;       10          None.
Trustee and President(1)             Chief Investment Officer, Columbia WAM since
                                     September 2003; Portfolio manager since 1995
                                     and director of research since July 1992
                                     through December 2003, Columbia WAM; interim
                                     director of international research, Columbia
                                     WAM from October 2003 to December 2004;
                                     principal, Wanger Asset Management, L.P.
                                     ("WAM") from July 1995 to September 2000;
                                     president, Wanger Advisors Trust.

RALPH WANGER, 70,            1970    Founder, former president, chief investment        10          Wanger Advisors Trust
Trustee (1)                          officer and portfolio manager, Columbia WAM                    (4 portfolios).
                                     (1992-2003); former president, Columbia Acorn
                                     from April 1992 through September 2003;
                                     former president Wanger Advisors Trust (1994
                                     through September 2003); principal, WAM from
                                     July 1992 until September 2000; president,
                                     WAM Ltd. from July 1992 to September 2000;
                                     director, Wanger Investment Company plc;
                                     director, Columbia WAM.


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                                       94


                                                                                     NUMBER OF
    NAME, POSITION(S)     YEAR FIRST                                              PORTFOLIOS IN
   WITH COLUMBIA ACORN    ELECTED OR           PRINCIPAL OCCUPATION(S)             FUND COMPLEX
        AND AGE AT        APPOINTED                     DURING                     OVERSEEN BY                  OTHER
     JANUARY 1, 2005      TO OFFICE*               PAST FIVE YEARS               TRUSTEE/OFFICER            DIRECTORSHIPS
------------------------ ----------- ------------------------------------------ ---------------   -------------------------------
OFFICERS OF COLUMBIA ACORN:

J. KEVIN CONNAUGHTON, 40,    2001    Treasurer of the Columbia Funds and of the         10                      None.
Assistant Treasurer                  Columbia All-Star Funds since December 2000
                                     (formerly controller and chief accounting
                                     officer of the Columbia Funds and of the
                                     Columbia All-Star Funds from February 1998 to
                                     October 2000); treasurer of the Stein Roe
                                     Funds since February 2001 (formerly chief
                                     accounting officer and controller from May
                                     2000 to February 2001); treasurer of the
                                     Galaxy Funds since September 2002; senior
                                     vice president of Columbia Funds Group since
                                     January 2001; (prior thereto, vice president
                                     of Colonial Management Associates from
                                     February 1998 to October 2000).

MICHAEL G. CLARKE, 34,       2004    Chief Accounting Officer of the Columbia           10                      None.
Assistant Treasurer                  Funds, Liberty Funds, Stein Roe Funds and
                                     All-Star Funds since October 2004 (formerly
                                     Controller of the Columbia Funds, Liberty
                                     Funds, Stein Roe Funds and All-Star Funds
                                     from May 2004 to October 2004; Assistant
                                     Treasurer from June 2002 to May 2004; Vice
                                     President, Product Strategy & Development of
                                     the Liberty Funds and Stein Roe Funds from
                                     February 2001 to June 2002; Assistant
                                     Treasurer of the Liberty Funds, Stein Roe
                                     Funds and the All-Star Funds from August 1999
                                     to February 2001.

P. ZACHARY EGAN, 36,         2003    Director of international research, Columbia        6                      None.
Vice President                       WAM, since December 2004; analyst and
                                     portfolio manager, Columbia WAM since 1999;
                                     prior thereto, a research fellow with the
                                     Robert Bosch Foundation.

Kenneth A. Kalina, 45,       1995    Chief compliance officer, Columbia WAM since       10                      None.
Assistant Treasurer                  May 2004; treasurer and chief financial
                                     officer, Columbia WAM since April 2000;
                                     assistant treasurer, Wanger Advisors Trust;
                                     fund controller, Columbia WAM since September
                                     1995; director, New Americas Small Cap Fund.

BRUCE H. LAUER, 47,          1995    Chief operating officer, Columbia WAM since        10                      None.
Vice President,                      April 1995; principal, WAM from January 2000
Secretary                            to September 2000; vice president, treasurer
and Treasurer                        and secretary, Wanger Advisors Trust;
                                     director, Wanger Investment Company plc and
                                     New Americas Small Cap Fund.

ROBERT A. MOHN, 43,          1997    Director of domestic research, Columbia WAM,       10                      None.
Vice President                       since March 2004: analyst and portfolio
                                     manager, Columbia WAM since August 1992;
                                     principal, WAM from 1995 to September 2000;
                                     vice president, Wanger Advisors Trust

LOUIS J. MENDES, 40,         2003    Analyst and portfolio manager, Columbia WAM         6                      None.
Vice President                       since 2001; prior thereto, analyst and
                                     portfolio manager, Merrill Lynch

TODD M. NARTER, 40,          2001    Analyst and portfolio manager, Columbia WAM        10                      None.
Vice President                       since June 1997; vice president, Wanger
                                     Advisors Trust

CHRISTOPHER J. OLSON, 40,    2001    Analyst and portfolio manager, Columbia WAM        10                      None.
Vice President                       since January 2001; vice president, Wanger
                                     Advisors Trust; prior to 2001, director and
                                     portfolio strategy analyst with UBS Asset
                                     Management/Brinson Partners.

BEN ANDREWS, 39,             2004    Analyst and portfolio manager of Columbia WAM      10                      None.
Vice President                       since 1998; prior thereto senior analyst at
                                     Rothschild Investment Corporation

VINCENT P. PIETROPAOLO, 39,  2001    Assistant General Counsel, Bank of America         10                      None.
Assistant Secretary                  (and its predecessors) since December 1999.

ROBERT SCALES, 52,           2004    Deputy Counsel, Grant Thornton LLP 2002-2004;      10                      None.
Chief Compliance Officer,            prior thereto, Associate general counsel, UBS
Senior Vice President,               PaineWebber.
and General Counsel


* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and/or because he is an employee or other affiliated person of Columbia WAM.

The SAI includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

Columbia Acorn
--------------------------------------------------------------------------------
             Family of Funds

INVESTMENT ADVISER

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEBSITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO THEIR PORTFOLIO SECURITIES AND A COPY OF THE FUNDS' VOTING RECORD ARE AVAILABLE (I) AT WWW.COLUMBIMANAGEMENT.COM; (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV AND (III) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330._

Find out what's new - visit our web site at:
www.columbiafunds.com

Our e-mail address is:
ServiceInquiries@ColumbiaManagement.com

SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

1-800-922-6769
                                       96

Columbia Acorn Funds  Annual Report, December 31, 2004          PRSRT STD
                                                              U.S. POSTAGE
                                                                  PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20

[EAGLE HEAD LOGO]       COLUMBIAFUNDS

                        A MEMBER OF COLUMBIA MANAGEMENT GROUP

                        (C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
                        ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                        800.345.6611 www.columbiafunds.com

                                                ACN-02/100U-0105 (02/05) 05/4610

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that David C. Kleinman, Robert
E. Nason and John A. Wing, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Effective July 14, 2004, the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $188,000          $238,400

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $24,000           $24,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The percentage of Audit-Related services billed to the registrant that were approved under the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004              2003
                                            0%                0%

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $29,000           $35,300

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the predecessor principal accountant for tax compliance, tax advice and tax planning.

The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004              2003
                                            0%                4%

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004              2003
                                            0%                0%


(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The policy of the registrant's Audit Committee is to specifically pre-approve
(i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2004 and December 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent performed by the current principal accountant.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 28, 2004, the registrant adopted procedures for consideration of Trustee candidates submitted by shareholders. The Trust's Governance Committee (the "Committee") is responsible for identifying and nominating candidates for appointment as Trustees. Although the registrant's investment adviser, Trustees, or shareholders may submit suggested candidates for Independent Trustees to the Committee, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholders may submit the name of a candidate for consideration by the Committee by submitting the recommendation to the Trust's Secretary in accordance with the procedures. A copy of these procedures, which include the information required to be submitted in a shareholder nomination, may be obtained by contacting the Secretary of the Trust, at the address of the principal executive offices of the Trust. The Secretary will forward any such recommendation to the Chairman of the Committee promptly upon receipt.

Recommendations for candidates for Trustees will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. Shareholder recommendations will be kept on file until active recruitment is underway.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Acorn Trust
            ------------------------------------------------------------------


By (Signature and Title)  /S/ Charles P. McQuaid
                        ------------------------------------------------------
                          Charles P. McQuaid, President

Date                                February 28, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /S/ Charles P. McQuaid
                        ------------------------------------------------------
                          Charles P. McQuaid, President

Date                                February 28, 2005
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By (Signature and Title)  /S/ Bruce H. Lauer
                        ------------------------------------------------------
                          Bruce H. Lauer, Treasurer

Date                                February 28, 2005
    --------------------------------------------------------------------------